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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 1/31/15

Item 1. Schedule of Investments.

Invesco All Cap Market Neutral Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	ACMN-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments (a)

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–88.62%

Aerospace & Defense–0.89%

Ducommun Inc. (b)	5,850	$151,925
General Dynamics Corp.	1,400	186,494
		338,419

Agricultural Products–1.32%

Archer-Daniels-Midland Co. (c)	10,800	503,604

Alternative Carriers–0.93%

Inteliquent, Inc. (c)	21,050	354,061

Apparel Retail–0.78%

Abercrombie & Fitch Co. -Class A	11,600	296,032

Apparel, Accessories & Luxury Goods–0.24%

Lululemon Athletica Inc. (b)	1,400	92,736

Application Software–0.15%

CDK Global Inc.	1,300	58,708

Auto Parts & Equipment–0.87%

China Automotive Systems, Inc. (China)	12,750	77,138
Magna International Inc. (Canada)	200	19,204
Tower International Inc. (b)	9,900	234,333
		330,675

Biotechnology–12.28%

Acorda Therapeutics Inc. (b)(c)	10,550	438,352
BioSpecifics Technologies Corp. (b)	3,050	119,987
Emergent Biosolutions, Inc. (b)(c)	13,500	378,405
Enanta Pharmaceuticals, Inc. (b)(c)	9,950	432,228
Gilead Sciences, Inc. (b)(c)	5,550	581,806
Infinity Pharmaceuticals, Inc. (b)(c)	31,000	478,640
MacroGenics, Inc. (b)	11,800	373,116
PDL BioPharma Inc.	26,800	195,372
Prothena Corp. PLC (Ireland) (b)(c)	10,150	229,695
Repligen Corp. (b)(c)	17,500	425,075
Sangamo BioSciences, Inc. (b)(c)	33,450	427,826
United Therapeutics Corp. (b)	4,250	599,802
		4,680,304

Cable & Satellite–0.03%

Cablevision Systems Corp. -Class A	670	12,676

Casinos & Gaming–0.68%

Isle of Capri Casinos, Inc. (b)(c)	25,150	257,536

Coal & Consumable Fuels–0.79%

Peabody Energy Corp.	48,500	302,155

	Shares	Value

Commercial Printing–0.23%

Deluxe Corp.	1,350	$87,656

Commodity Chemicals–1.30%

LyondellBasell Industries N.V. -Class A (c)	6,250	494,313

Communications Equipment–3.41%

Black Box Corp. (c)	7,100	149,171
Brocade Communications Systems, Inc. (c)	50,700	563,784
Cisco Systems, Inc. (c)	4,750	125,234
Emulex Corp. (b)	45,300	283,578
Polycom, Inc. (b)	13,500	179,550
		1,301,317

Computer & Electronics Retail–1.04%

Best Buy Co., Inc.	11,250	396,000

Construction & Engineering–0.73%

Argan, Inc. (c)	9,150	278,252

Construction Machinery & Heavy Trucks–1.31%

Allison Transmission Holdings, Inc.	15,900	497,988

Consumer Electronics–0.30%

ZAGG Inc. (b)	19,150	115,475

Consumer Finance–0.45%

Credit Acceptance Corp. (b)	150	23,646
Nelnet, Inc. -Class A (c)	3,350	146,529
		170,175

Data Processing & Outsourced Services–1.38%

Computer Sciences Corp.	6,150	373,182
Higher One Holdings, Inc. (b)	24,500	81,095
Information Services Group, Inc. (c)	17,400	69,948
		524,225

Distillers & Vintners–0.42%

MGP Ingredients, Inc.	10,200	161,772

Electrical Components & Equipment–0.24%

SL Industries, Inc. (b)	2,150	91,913

Electronic Manufacturing Services–1.22%

Sanmina Corp. (b)(c)	21,900	463,842

General Merchandise Stores–1.28%

Big Lots, Inc.(c)	10,600	486,646

Gold–0.31%

Gold Resource Corp.	34,200	119,700

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Health Care Equipment–0.09%

Exactech, Inc. (b)	540	$11,227
Symmetry Surgical Inc. (b)	3,377	24,314
		35,541

Health Care Facilities–1.31%

Genesis Healthcare, Inc. -Class A (b)	15,550	129,065
HCA Holdings, Inc. (b)(c)	4,600	325,680
HealthSouth Corp.	1,050	46,305
		501,050

Health Care Services–0.96%

Alliance HealthCare Services, Inc. (b)(c)	6,750	152,145
Radnet, Inc. (b)(c)	26,900	212,241
		364,386

Health Care Supplies–0.15%

Halyard Health Inc. (b)	1,300	57,941

Health Care Technology–0.14%

Merge Healthcare Inc. (b)	14,400	53,280

Home Entertainment Software–2.12%

Electronic Arts Inc. (b)	4,300	235,898
Take-Two Interactive Software, Inc. (b)(c)	19,250	572,110
		808,008

Hotels, Resorts & Cruise Lines–0.99%

Royal Caribbean Cruises Ltd. (c)	5,000	377,750

Household Products–0.55%

Central Garden & Pet Co. -Class A (b)	23,000	209,300

Internet Retail–0.72%

Nutrisystem, Inc. (c)	15,450	275,319

Internet Software & Services–3.91%

Constant Contact, Inc. (b)(c)	9,850	372,527
Dice Holdings, Inc. (b)	32,000	264,640
Earthlink Holdings Corp.	40,950	172,809
Monster Worldwide, Inc. (b)	31,250	129,062
TechTarget, Inc. (b)	18,500	204,425
United Online, Inc. (b)	6,050	79,860
Yahoo! Inc. (b)	6,100	268,339
		1,491,662

IT Consulting & Other Services–0.16%

NCI, Inc. -Class A (b)	4,800	59,136

Life Sciences Tools & Services–0.92%

Enzo Biochem, Inc. (b)	14,250	44,888
PAREXEL International Corp. (b)	5,000	304,800
		349,688

	Shares	Value

Managed Health Care–3.06%

Centene Corp. (b)(c)	4,950	$540,342
Health Net Inc. (b)(c)	11,550	625,663
		1,166,005

Office Services & Supplies–1.14%

Pitney Bowes Inc. (c)	18,050	432,839

Oil & Gas Drilling–0.44%

Pioneer Energy Services Corp. (b)(c)	40,250	166,635

Oil & Gas Equipment & Services–2.22%

Helix Energy Solutions Group Inc. (b)(c)	20,000	375,400
Superior Energy Services, Inc.	23,600	472,000
		847,400

Oil & Gas Exploration & Production–6.81%

California Resources Corp. (b)	11,250	57,600
Chesapeake Energy Corp. (c)	26,750	513,065
Clayton Williams Energy, Inc. (b)(c)	5,150	287,885
Denbury Resources Inc.	18,150	125,235
Encana Corp. (Canada)	40,150	491,436
Enerplus Corp. (Canada) (c)	36,700	359,660
Gran Tierra Energy, Inc. (Canada) (b)	15,950	34,133
Kosmos Energy Ltd. (b)(c)	34,050	298,618
Penn West Petroleum Ltd. (Canada) (c)	93,400	139,166
PetroQuest Energy, Inc. (b)	30,950	90,684
VAALCO Energy, Inc. (b)	35,950	199,163
		2,596,645

Oil & Gas Refining & Marketing–5.77%

Adams Resources & Energy, Inc.	1,650	95,766
Green Plains Inc. (c)	11,850	277,408
Marathon Petroleum Corp. (c)	1,650	152,774
Pacific Ethanol, Inc. (b)	15,600	134,004
REX American Resources Corp. (b)(c)	5,150	285,876
Tesoro Corp. (c)	8,200	670,186
Valero Energy Corp. (c)	11,050	584,324
		2,200,338

Packaged Foods & Meats–1.40%

Pilgrim’s Pride Corp. (c)	19,700	534,855

Personal Products–0.89%

Avon Products, Inc.	43,800	339,012

Pharmaceuticals–6.41%

ANI Pharmaceuticals, Inc. (b)(c)	7,200	402,984
Cumberland Pharmaceuticals Inc. (b)(c)	3,450	20,045
DepoMed, Inc. (b)(c)	34,750	634,882
Lannett Co., Inc. (b)(c)	11,600	550,188
POZEN Inc. (b)	9,700	67,027
Sagent Pharmaceuticals Inc. (b)(c)	20,000	513,400
SciClone Pharmaceuticals, Inc. (b)	29,600	218,448

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Pharmaceuticals–(continued)

Sucampo Pharmaceuticals, Inc. -Class A (b)	2,500	$37,650
		2,444,624

Property & Casualty Insurance–1.31%

AmTrust Financial Services, Inc.	3,050	154,391
Universal Insurance Holdings, Inc. (c)	14,850	344,965
		499,356

Publishing–0.22%

Dex Media, Inc. (b)	9,650	65,427
Time Inc.	700	17,528
		82,955

Regional Banks–0.03%

Century Bancorp, Inc. -Class A	300	11,634

Research & Consulting Services–0.30%

CRA International Inc. (b)	1,150	33,960
VSE Corp.	1,100	79,607
		113,567

Semiconductors–4.84%

Fairchild Semiconductor International, Inc. (b)(c)	19,300	296,255
Integrated Device Technology, Inc. (b)(c)	28,350	518,521
Intel Corp. (c)	15,500	512,120
Marvell Technology Group Ltd.	33,400	517,366
		1,844,262

Specialized REIT’s–0.46%

Geo Group Inc. (The)	4,050	176,256

Specialty Stores–1.33%

Build-A-Bear Workshop, Inc. (b)	7,050	145,371
Staples, Inc.	21,250	362,312
		507,683

Steel–1.19%

United States Steel Corp.	18,500	452,140

Systems Software–1.20%
Microsoft Corp.	11,300	456,520

Technology Hardware, Storage & Peripherals–4.07%

Apple Inc. (c)	4,500	527,220
Hewlett-Packard Co. (c)	15,100	545,563
Lexmark International, Inc. -Class A (c)	9,950	397,104
NetApp, Inc.	2,100	79,380
		1,549,267

Thrifts & Mortgage Finance–0.04%

BBX Capital Corp. -Class A (b)	1,010	14,281

	Shares	Value

Trading Companies & Distributors–0.03%

NOW Inc. (b)	520	$12,974

Trucking–0.86%

Covenant Transport Group, Inc. -Class A (b)	6,450	182,535
P.A.M. Transportation Services, Inc. (b)	260	15,054
USA Truck Inc. (b)	4,650	129,270
		326,859
Total Common Stocks & Other Equity Interests (Cost $34,507,551)		33,775,348

Money Market Funds–4.76%

Liquid Assets Portfolio –Institutional Class (d)	906,465	906,465
Premier Portfolio –Institutional Class (d)	906,465	906,465
Total Money Market Funds (Cost $1,812,930)		1,812,930
TOTAL INVESTMENTS–93.38% (Cost $36,320,481)		35,588,278
OTHER ASSETS LESS LIABILITIES–6.62%		2,522,602
NET ASSETS–100.00%		$38,110,880

	Shares

Securities Sold Short

Common Stocks–89.53%

Aerospace & Defense–0.04%

DigitalGlobe Inc. (b)	500	13,445

Agricultural Products–0.87%

Darling International Inc. (b)	19,600	332,808

Apparel Retail–0.57%

Aeropostale, Inc. (b)	4,050	9,882
Ascena Retail Group, Inc. (b)	17,850	206,346
		216,228

Application Software–1.04%

Datawatch Corp. (b)	4,750	27,883
RealPage, Inc. (b)	2,400	43,224
Silver Spring Networks, Inc. (b)	7,900	56,090
Ultimate Software Group, Inc. (The) (b)	1,000	148,010
VirnetX Holding Corp. (b)	22,100	120,224
		395,431

Asset Management & Custody Banks–0.52%

Financial Engines Inc.	5,500	197,450

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Automobile Manufacturers–1.36%

Tesla Motors, Inc. (b)	2,550	$519,180

Automotive Retail–1.22%

CarMax, Inc. (b)	7,500	465,750

Biotechnology–11.70%

ARIAD Pharmaceuticals, Inc. (b)	71,150	458,918
Arrowhead Research Corp. (b)	22,700	143,237
Biogen Idec Inc. (b)	1,440	560,390
CytRx Corp. (b)	20,750	53,327
Exact Sciences Corp. (b)	8,250	224,483
Galectin Therapeutics Inc. (b)	4,310	13,878
Intercept Pharmaceuticals, Inc. (b)	2,700	542,781
Keryx Biopharmaceuticals, Inc. (b)	32,600	396,416
La Jolla Pharmaceutical Co. (b)	6,450	140,868
Mirati Therapeutics, Inc. (Canada) (b)	5,650	117,237
Navidea Biopharmaceuticals Inc. (b)	57,750	92,977
NeoStem, Inc. (b)	15,200	53,808
Northwest Biotherapeutics, Inc. (b)	26,400	167,376
Ohr Pharmaceutical, Inc. (b)	10,150	76,226
Orexigen Therapeutics Inc. (b)	52,050	273,263
Raptor Pharmaceuticals Corp. (b)	27,000	244,080
Seattle Genetics, Inc. (b)	15,800	492,328
Sorrento Therapeutics, Inc. (b)	12,250	123,603
Synta Pharmaceuticals Corp. (b)	41,600	99,008
Vanda Pharmaceuticals Inc. (b)	16,550	184,202
		4,458,406

Brewers–0.95%

Boston Beer Co., Inc. (The)-Class A (b)	1,150	361,698

Building Products–0.40%

Armstrong World Industries, Inc. (b)	3,000	152,100

Casinos & Gaming–0.15%

MGM Resorts International (b)	2,950	57,466

Coal & Consumable Fuels–0.17%

Solazyme Inc. (b)	29,400	64,974

Communications Equipment–3.20%

Finisar Corp. (b)	13,200	239,448
JDS Uniphase Corp. (b)	28,850	350,527
Ubiquiti Networks Inc.	11,250	295,819
ViaSat, Inc. (b)	5,950	334,509
		1,220,303

Computer & Electronics Retail–0.13%

Conn’s, Inc. (b)	3,200	50,368

Construction & Engineering–1.73%

Chicago Bridge & Iron Co. N.V.	13,500	465,885
MasTec Inc. (b)	10,400	192,608
		658,493

	Shares	Value

Consumer Electronics–0.04%

Turtle Beach Corp. (b)	6,670	$14,807

Department Stores–0.67%

J. C. Penney Co., Inc. (b)	35,350	256,994

Electrical Components & Equipment–1.19%

SolarCity Corp. (b)	9,350	454,504

Electronic Components–0.50%

InvenSense Inc. (b)	13,000	192,010

Electronic Equipment Manufacturers–0.12%

CUI Global, Inc. (b)	7,650	46,665

Fertilizers & Agricultural Chemicals–0.36%

American Vanguard Corp.	12,350	138,073

Gas Utilities–0.00%

ONE Gas, Inc.	1	22

Gold–1.20%

Yamana Gold Inc. (Brazil)	111,000	456,210

Health Care Equipment–1.71%

GenMark Diagnostics Inc. (b)	10,200	131,376
Insulet Corp. (b)	7,150	210,139
Rockwell Medical, Inc. (b)	20,200	217,958
Tandem Diabetes Care, Inc. (b)	7,400	90,946
		650,419

Health Care Facilities–1.32%

Tenet Healthcare Corp. (b)	11,900	503,132

Health Care Supplies–0.91%

Cerus Corp. (b)	38,150	203,721
TearLab Corp. (b)	7,410	12,523
Unilife Corp. (b)	32,750	130,017
		346,261

Health Care Technology–1.88%

athenahealth Inc. (b)	3,550	495,971
Medidata Solutions, Inc. (b)	5,100	219,249
		715,220

Home Improvement Retail–0.45%

Tile Shop Holdings, Inc. (The) (b)	21,200	172,144

Homebuilding–1.23%

KB Home	11,700	145,782
Standard Pacific Corp. (b)	35,650	250,263
Taylor Morrison Home Corp.-Class A (b)	4,200	74,634
		470,679

Industrial Machinery–0.29%

Chart Industries, Inc. (b)	3,850	109,725

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Insurance Brokers–0.20%

eHealth, Inc. (b)	7,550	$77,312

Internet Retail–1.60%

Amazon.com, Inc. (b)	1,280	453,798
Lands’ End, Inc. (b)	0	15
Netflix Inc. (b)	40	17,672
zulily, inc.-Class A (b)	7,450	137,825
		609,310

Internet Software & Services–3.49%

ChannelAdvisor Corp. (b)	10,300	97,644
Cornerstone OnDemand, Inc. (b)	6,800	224,060
Millennial Media Inc. (b)	39,400	53,190
Pandora Media Inc. (b)	26,500	439,900
Twitter, Inc. (b)	13,700	514,161
		1,328,955

Investment Banking & Brokerage–0.71%

RCS Capital Corp.-Class A	28,850	272,055

IT Consulting & Other Services–0.24%

iGATE Corp. (b)	2,600	92,040

Leisure Facilities–0.71%

Life Time Fitness, Inc. (b)	4,950	270,616

Life Sciences Tools & Services–1.32%

Accelerate Diagnostics, Inc. (b)	18,950	407,425
NanoString Technologies, Inc. (b)	7,700	96,712
		504,137

Mortgage REIT’s–1.15%

Altisource Residential Corp.	24,300	437,643

Movies & Entertainment–1.16%

Lions Gate Entertainment Corp.	15,450	443,879

Oil & Gas Drilling–1.48%

Atwood Oceanics, Inc.	8,200	234,356
Diamond Offshore Drilling, Inc.	8,850	279,041
Rowan Cos. PLC-Class A	2,350	49,632
		563,029

Oil & Gas Equipment & Services–1.01%

Bristow Group, Inc.	2,100	116,991
CARBO Ceramics Inc.	2,950	96,701
McDermott International, Inc.(b)	75,350	169,537
		383,229

Oil & Gas Exploration & Production–7.44%

Cobalt International Energy, Inc. (b)	50,850	463,752
Diamondback Energy Inc. (b)	7,500	517,425
Emerald Oil, Inc. (b)	23,970	19,727

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Gastar Exploration Inc. (b)	27,100	$63,414
Gulfport Energy Corp. (b)	10,650	409,919
Laredo Petroleum Inc. (b)	18,300	179,523
Midstates Petroleum Co. Inc. (b)	26,250	33,863
Miller Energy Resources Inc. (b)	16,690	19,527
Oasis Petroleum Inc. (b)	12,950	174,048
Ring Energy Inc. (b)	10,900	99,408
Rosetta Resources, Inc. (b)	7,800	133,146
Sanchez Energy Corp. (b)	15,550	173,227
Whiting Petroleum Corp. (b)	18,300	549,366
		2,836,345

Oil & Gas Storage & Transportation–6.09%

Enbridge Inc. (Canada)	10,350	501,251
GasLog Ltd. (Monaco)	30,100	526,449
Golar LNG Ltd. (Bermuda)	11,850	336,066
Scorpio Tankers Inc. (Monaco)	60,350	474,954
Williams Cos., Inc. (The)	11,000	482,460
		2,321,180

Packaged Foods & Meats–0.71%

Post Holdings Inc. (b)	5,700	269,325

Personal Products–1.81%

Elizabeth Arden, Inc. (b)	12,100	178,838
IGI Laboratories, Inc. (b)	20,100	200,196
Nu Skin Enterprises, Inc.-Class A	7,550	309,399
		688,433

Pharmaceuticals–6.13%

Akorn, Inc. (b)	11,900	506,702
Alimera Sciences Inc. (b)	18,800	102,084
Ampio Pharmaceuticals, Inc. (b)	21,800	109,436
Bristol-Myers Squibb Co.	8,200	494,214
Omeros Corp. (b)	6,700	149,008
Salix Pharmaceuticals, Ltd. (b)	4,000	538,680
TherapeuticsMD, Inc. (b)	66,250	268,975
Theravance, Inc.	14,700	165,669
		2,334,768

Property & Casualty Insurance–0.22%

FNF Group	2,350	82,485

Real Estate Development–0.51%

Howard Hughes Corp. (b)	1,500	195,945

Real Estate Services–0.76%

Altisource Asset Management Corp. (b)	900	144,000
Kennedy-Wilson Holdings Inc.	5,550	147,574
		291,574

Semiconductor Equipment–1.45%

Rubicon Technology, Inc. (b)	11,100	46,176

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Semiconductor Equipment–(continued)

SunEdison, Inc. (b)	27,050	$506,647
		552,823

Semiconductors–3.35%

Applied Micro Circuits Corp. (b)	32,550	170,888
Cree, Inc. (b)	14,250	503,880
First Solar, Inc. (b)	11,950	505,724
MoSys, Inc. (b)	5,250	10,552
QuickLogic Corp. (b)	22,800	64,980
SunPower Corp. (b)	850	20,502
		1,276,526

Specialty Chemicals–0.42%

H.B. Fuller Co.	1,500	61,725
Senomyx, Inc. (b)	18,400	97,152
		158,877

Specialty Stores–1.05%

Cabela’s Inc. (b)	7,250	398,388

Steel–0.80%

A.M. Castle & Co. (b)	8,950	54,147
Carpenter Technology Corp.	6,650	252,301
		306,448

Systems Software–2.81%

CommVault Systems, Inc. (b)	5,700	248,406
FireEye, Inc. (b)	15,300	517,293
NetSuite Inc. (b)	3,100	305,133
		1,070,832

Technology Distributors–0.91%

SYNNEX Corp.	4,650	344,983

Technology Hardware, Storage & Peripherals–3.83%

3D Systems Corp. (b)	14,200	412,936
Nimble Storage, Inc. (b)	16,200	363,366
Silicon Graphics International Corp. (b)	1,940	18,294
Stratasys Ltd. (b)	6,450	512,711
Violin Memory, Inc. (b)	39,750	152,640
		1,459,947

Thrifts & Mortgage Finance–0.41%

LendingTree, Inc. (b)	450	18,531
Nationstar Mortgage Holdings, Inc. (b)	5,400	138,834
		157,365

Wireless Telecommunication Services–1.84%

RingCentral, Inc.-Class A (b)	14,450	195,075
Sprint Corp. (b)	117,400	504,820
		699,895
Total Securities Sold Short (Total Proceeds $38,407,293)		$34,119,309

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was pledged as collateral to cover margin requirements for securities sold short. The aggregate value of collateral was segregated by the Fund was $ 47,068,161, which represents 137.95% of the value of securities sold short.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco All Cap Market Neutral Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Sold Short – The Fund may enter into short sales of securities which it concurrently holds (“covered”) or for which it holds no corresponding position (“not covered”). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the Fund’s security valuations policy. The Fund will incur a loss if the price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. For positions not covered, there is no ceiling on the ultimate price paid for the securities to cover the short position and therefore, the loss could exceed the amount of proceeds received.

The Fund is required to segregate cash or securities as collateral in margin accounts with the broker at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sale transactions. Margin interest is the income earned (or expenses incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received on the short sales.

E.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco All Cap Market Neutral Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$35,588,278	$—	$—	$35,588,278
Securities Sold Short	(34,119,309)	—	—	(34,119,309)
Total Investments	$1,468,969	$—	$—	$1,468,969

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $19,303,311 and $8,381,113, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of:
Investment securities	$2,049,415
Securities sold short	5,133,533
Aggregate unrealized (depreciation) of:
Investment securities	(2,924,811)
Securities sold short	(897,107)
Net unrealized appreciation of investment securities	$3,361,030
Cost of investments for tax purposes is $36,463,674.

Proceeds from securities sold short for tax purposes are $(38,355,735).

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	IBRA-QTR-1 01/15	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2015

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–33.07%

U.S. Treasury Bills–14.03%(a)
U.S. Treasury Bills (b)	0.07%	06/04/15	$173,050,000	$173,038,231
U.S. Treasury Bills	0.10%	06/11/15	180,550,000	180,533,781
U.S. Treasury Bills	0.11%	06/18/15	65,830,000	65,822,522
U.S. Treasury Bills	0.08%	07/09/15	118,400,000	118,384,473
U.S. Treasury Bills	0.08%	07/16/15	215,100,000	215,065,635
U.S. Treasury Bills (b)	0.07%	07/23/15	270,760,000	270,702,034
U.S. Treasury Bills	0.07%	07/30/15	233,180,000	233,128,036
				1,256,674,712
U.S. Treasury Notes–19.04%
U.S. Treasury Notes (c)	0.06%	01/31/16	541,980,000	541,916,008
U.S. Treasury Notes (c)	0.08%	04/30/16	559,766,000	559,780,865
U.S. Treasury Notes (c)	0.09%	07/31/16	603,420,000	603,450,473
				1,705,147,346
Total U.S. Treasury Securities (Cost $2,961,906,806)				2,961,822,058

		Expiration Date
Commodity-Linked Securities–2.54%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.04% (linked to the CIBC Custom 2 Agriculture Commodity Index, multiplied by 2)(d)		09/28/15	83,000,000	69,821,604
Cargill, Inc. Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2) (d)		09/17/15	71,000,000	58,750,914
Cargill, Inc. Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2) (d)		10/07/15	83,800,000	71,583,590
RBC Capital Markets Commodity Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basked 01 Excess Return Index, multiplied by 2) (d)		08/24/15	35,500,000	27,385,793
Total Commodity-Linked Securities (Cost $273,300,000)				227,541,901

			Shares

Money Market Funds–56.47%
Liquid Assets Portfolio - Institutional Class (e)			596,813,872	596,813,622
Premier Portfolio – Institutional Class (e)			596,813,872	596,813,622
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class (e)			864,531,433	864,531,183
Treasury Portfolio - Institutional Class (e)			2,999,431,774	2,999,431,524
Total Money Market Funds (Cost $5,057,589,951)				5,057,589,951
TOTAL INVESTMENTS–92.08% (Cost $8,292,796,757)				8,246,953,910
OTHER ASSETS LESS LIABILITIES–7.92%				709,558,991
NET ASSETS–100.00%				$8,956,512,901

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Open Futures Contracts (f)

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long	2,025	July-2015	$115,587,000	$(3,386,944)
Gas Oil	Long	120	March-2015	5,724,000	101,640
Gasoline Reformulated Blendstock Oxygenate Blending	Long	2,410	March-2015	149,684,136	11,785,430
Silver	Long	2,500	March-2015	215,100,000	10,742,068
WTI Crude	Long	2,010	March-2015	96,962,400	(5,398,120)
Subtotal - Commodity Risk					$13,844,074
Australian 10 Year Bonds	Long	15,650	March-2015	1,604,780,746	66,117,690
Canada 10 Year Bonds	Long	11,090	March-2015	1,271,618,418	87,879,976
Euro Bonds	Long	7,300	March-2015	1,314,808,110	53,354,928
Japan 10 Year Bonds	Long	603	March-2015	760,643,703	6,248,419
Long Gilt	Long	7,950	March-2015	1,483,156,826	91,892,223
U.S. Treasury 30 Year Bonds	Long	5,410	March-2015	818,431,563	58,384,049
Subtotal – Interest Rate Risk					$363,877,285
Dow Jones EURO STOXX 50 Index	Long	14,100	March-2015	533,596,170	42,964,466
E-Mini S&P 500 Index	Long	3,300	March-2015	328,086,000	248,872
FTSE 100 Index	Long	4,320	March-2015	436,315,965	29,397,570
Hang Seng Index	Long	3,010	February-2015	476,312,514	(6,026,935)
Russell 2000 Index Mini	Long	2,380	March-2015	276,365,600	3,975,770
Tokyo Stock Price Index	Long	4,140	March-2015	498,682,619	(7,471,623)
Subtotal - Market Risk					$63,088,120
Total Future Contracts					$440,809,479

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements
Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	345,500	May-2015	$158,287,370	$(3,448,954)
Receive a return equal to Single Commodity Index Excess Return and pay the product of (i) 0.12% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Cargill, Inc.	37,500	January-2016	34,365,660	0
Receive a return equal to CIBC Dynamic Roll LME Copper Excess Return Index and pay the product of (i) 0.30% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Canadian Imperial Bank Commerce	2,215,000	April- 2015	169,132,749	(14,338,581)
Receive a return equal to S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	J.P. Morgan Chase Bank, N.A.	1,250,000	April-2015	135,979,772	(2,350,560)
Receive a return equal to Macquarie Commodity Customized Product 118E Index and pay the product of (i) 0.33% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Macquarie Bank Limited	3,000	July-2015	948,501	(25,375)
Receive a return equal to MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	276,000	May-2015	149,560,647	0
Receive a return equal to Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	992,000	June-2015	166,867,990	0
Receive a return equal to S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Morgan Stanley Capital Services LLC	127,000	October-2015	13,636,549	67,094
Subtotal – Commodity Risk						$(20,096,376)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the LIFFE Long Gilt Futures multiplied by 0.01% of the Notional Value	Long	Goldman Sachs International	1,110	March-2015	$207,082,274	$11,858,273
Subtotal – Interest Rate Risk						$11,858,273
Receive a return equal to Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs International	330	February-2015	52,220,309	(628,781)
Subtotal – Market Risk						$(628,781)
Total Swap Agreements						$(8,866,884)

Investment Abbreviations:

EMTN	—	Euro Medium Term Notes

LIBOR	—	London Interbank Offered Rate

LIFFE	—	London International Financial Futures and Options Exchange

Index Information:

CIBC Custom 2 Agriculture Commodity Index	—	a commodity index composed of futures contracts on Sugar, Soybeans, Soybean Meal and Cotton.
Monthly Rebalance Commodity Excess Return Index	—	a commodity index composed of futures contracts on Soybean Meal, Soybeans, Sugar No. 11 and Cotton No. 2.
RBC Enhanced Agricultural Basket 01 Excess Return Index	—	a commodity index composed of futures contracts on Cotton, Soybeans, Soybean Meal and Sugar.
Barclays Commodity Strategy 1452 Excess Return Index	—	a commodity index that provide exposure to future contracts on copper.
CIBC Dynamic Roll LME Copper Excess Return Index	—	a commodity index composed of future contracts on copper.
Single Commodity Excess Return Index	—	a commodity index composed of future contracts on gold.
Goldman Sachs Alpha Basket B765 Excess Return Strategy	—	a basket of four indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.
JP Morgan Bespoke Commodity Index	—	an index comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.
S&P GSCI Gold Index Excess Return	—	a commodity index composed of future contracts on gold.
Macquarie Commodity Customized Product 118E Index	—	a basket of four indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Cotton, Soybeans and Soybean Meal.
MLCX Dynamic Enhanced Copper Excess Return Index	—	a commodity index composed of future contracts on copper.
Merrill Lynch Gold Excess Return Index	—	a commodity index composed of future contracts on gold.
S&P GSCI Aluminum Dynamic Roll Index Excess Return	—	a commodity index composed of future contracts on aluminum.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1H.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2015.

(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2015 was $227,541,901, which represented 2.54% of the Fund’s Net Assets.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

(f)	Futures collateralized by $609,220,000 cash held with Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Balanced-Risk Allocation Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco Balanced-Risk Allocation Fund

D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

Invesco Balanced-Risk Allocation Fund

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

J.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Balanced-Risk Allocation Fund

K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$5,057,590,951	$—	$—	$5,057,590,951
U.S. Treasury Securities	—	2,961,822,058	—	2,961,822,058
Commodity-Linked Securities	—	227,541,901	—	227,541,901
	5,057,590,951	3,189,363,959	—	8,246,953,910
Futures*	440,809,479		—	440,809,479
Swap Agreements*		(8,864,884)	—	(8,864,884)
Total Investments	$5,498,400,430	$3,180,499,075	$—	$8,678,899,505
*	Unrealized appreciation (depreciation).

Invesco Balanced-Risk Allocation Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts (a)	$22,629,138	$(8,785,064)
Swap agreements	67,094	(20,161,470)
Interest rate risk:
Futures contracts (a)	363,877,285	—
Swap agreements	11,858,273	—
Market risk:
Futures contracts (a)	76,586,678	(13,498,558)
Swap agreements	—	(628,781)
Total	$475,018,468	$(43,073,873)
(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss)
	Futures	Swap Agreements
Realized Gain (Loss)
Commodity risk	$(239,524,763)	$(110,023,101)
Interest rate risk	238,124,237	(42,387,040)
Market risk	8,736,353	(3,671,929)
Change in Unrealized Appreciation (Depreciation)
Commodity risk	80,245,849	(18,900,966)
Interest rate risk	243,282,118	7,923,608
Market risk	71,668,260	(2,032,153)
Total	$402,532,054	$(169,091,581)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures	Swap Agreements
Average notional value	$11,310,482,092	$1,433,361,943

NOTE 4 — Investment Securities

There were no purchases and sales of investment securities or U.S. Treasury obligations (other than short-term securities, and money market funds, if any) by the Fund during the three months ended January 31, 2015.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$227,512
Aggregate unrealized (depreciation) of investment securities	(46,071,167)
Net unrealized appreciation (depreciation) of investment securities	$(45,843,655)
Cost of investments for tax purposes is $8,292,797,565.

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity

Strategy Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	BRCS-QTR-1 01/15	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2015

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–65.88%

U.S. Treasury Bills–28.51%(a)
U.S. Treasury Bills (b)	0.07%	06/04/15	$38,390,000	$38,387,389
U.S. Treasury Bills (b)	0.10%	06/11/15	10,400,000	10,399,066
U.S. Treasury Bills (c)	0.11%	06/18/15	18,770,000	18,767,868
U.S. Treasury Bills (c)	0.08%	07/09/15	16,800,000	16,797,797
U.S. Treasury Bills (c)	0.08%	07/16/15	40,200,000	40,193,577
U.S. Treasury Bills	0.07%	07/23/15	23,520,000	23,514,965
U.S. Treasury Bills	0.07%	07/30/15	53,610,000	53,598,053
				201,658,715
U.S. Treasury Notes–37.37%
U.S. Treasury Notes (b)(c)(d)	0.07%	01/31/16	78,290,000	78,280,756
U.S. Treasury Notes (c)(d)	0.09%	04/30/16	130,690,000	130,693,470
U.S. Treasury Notes (d)	0.09%	07/31/16	55,360,000	55,362,796
				264,337,022
Total U.S. Treasury Securities (Cost $465,993,400)				465,995,737

			Shares

Exchange Traded Funds–3.22%
PowerShares DB Gold Fund (Cost $28,384,102) (e)			535,000	22,796,350

		Expiration Date	Principal Amount
Commodity-Linked Securities–1.72%
Barclays Bank PLC, Series 2, U.S. Federal Funds (Effective) Rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (Cost $14,738,000) (f)		01/26/16	$14,738,000	12,199,155

			Shares
Money Market Funds–31.46%
Liquid Assets Portfolio –Institutional Class (g)			83,539,912	83,539,912
Premier Portfolio –Institutional Class (g)			83,539,912	83,539,912
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) –Institutional Class (g)			55,439,489	55,439,489
Total Money Market Funds (Cost $222,519,313)				222,519,313
TOTAL INVESTMENTS–102.28% (Cost $731,634,815)				723,510,555
OTHER ASSETS LESS LIABILITIES–(2.28)%				(16,152,098)
NET ASSETS–100.00%				$707,358,457

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Coffee C	Short	99	March-2015	$(6,010,538)	$828,973
Corn	Short	228	March-2015	(4,218,000)	229,619
Cotton No. 2	Long	447	March-2015	13,266,960	(701,609)
Natural Gas	Short	1,215	March-2015	(8,173,912)	1,662,910
NYH RBOB Gasoline (Globex)	Long	550	March-2015	34,160,280	2,469,927
Soybean	Long	1,036	March-2015	49,779,800	(4,201,147)
Soybean Oil	Short	276	March-2015	(4,968,000)	371,903
Wheat	Short	105	March-2015	(2,639,438)	305,843
Total Futures Contracts—Commodity Risk					$966,419

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Open Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Brent Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	69,100	March-2015	$23,289,775	$1,680,885
Receive a return equal to the Barclays Silver Nearby Excess Return Index and pay the product of (i) 0.19% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	281,000	June-2015	63,117,911	391,208
Receive a return equal to the Barclays WTI Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	62,300	March-2015	18,042,634	583,022
Receive a return equal to the Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	2,200	November-2015	557,947	37,533
Pay/Receive a floating rate equal to the Optimum GSCI Live Cattle Roll Yield 9m Excess Return Index and pay the product of (i) 0.47% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Barclays Bank PLC	9,700	January-2016	(1,438,059)	(17,920)
Receive a return equal to the CIBC Dynamic Roll LME Copper Excess Return Index 2 and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Canadian Imperial Bank of Commerce	1,004,000	April-2015	76,663,332	(6,499,294)
Receive a return equal to the CIBC Silver Index and pay the product of (i) 0.11% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Canadian Imperial Bank of Commerce	78,000	February-2016	7,760,852	301,735
Receive a return equal to the Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	143,800	March-2015	34,680,778	52,027
Pay/Receive a floating rate equal to the S&P GSCI Brent Crude 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Goldman Sachs International	4,900	February-2015	(3,684,344)	0
Receive a return equal to the S&P GSCI Crude Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	9,900	February-2015	3,584,684	0
Receive a return equal to the S&P GSCI Gasoil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	20,000	February-2016	10,715,330	0

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Swap Agreements – (continued)	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay/Receive a floating rate equal to the S&P GSCI Gasoil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Goldman Sachs International	3,550	November-2015	$(1,941,968)	$0
Pay/Receive a floating rate equal to the S&P GSCI Heating Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Goldman Sachs International	51,000	February-2015	(15,076,304)	0
Receive a return equal to the S&P GSCI Natural Gas 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	575,000	January-2016	3,630,659	0
Receive a return equal to the S&P GSCI Soybean Meal Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	50,000	September-2015	59,125,300	0
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	JPMorgan Chase Bank, N.A.	500,800	April-2015	54,697,727	(945,510)
Receive a return equal to Modified Macquarie Single Commodity Sugar type A Excess Return Index and pay the product of (i) 0.34% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Macquarie Bank Ltd.	97,900	March-2015	21,674,678	(773,557)
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	110,100	June-2015	17,155,782	0
Receive a return equal to the MLCX Aluminum Annual Excess Return Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	63,500	September-2015	7,144,791	0
Receive a return equal to the MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	108,220	May-2015	66,996,654	0
Total Swap Agreements - Commodity Risk						$(5,189,871)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Index Information:

Barclays Diversified Energy-Metals Total Return Index	—	a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: gold, silver, copper, Brent Crude oil, WTI Crude oil, gasoil and unleaded gasoline.

Barclays Brent Crude Roll Yield Excess Return Index	—	a commodity index composed of futures contracts on Brent Crude oil.

Barclays Silver Nearby Excess Return Index	—	a commodity index composed of futures contracts on silver.

Barclays WTI Crude Roll Yield Excess Return Index	—	a commodity index composed of futures contracts on WTI Crude oil.

Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index	—	a commodity index composed of futures contracts on heating oil.

Optimum GSCI Live Cattle Roll Yield 9m Excess Return Index	—	a commodity index composed of futures contracts on live cattle

CIBC Dynamic Roll LME Copper Excess Return Index 2	—	a commodity index composed of futures contracts on copper.

Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index	—	a commodity index composed of futures contracts on sugar.

S&P GSCI Brent Crude 1 Month Forward Index Excess Return	—	a commodity index composed of futures contracts on Brent Crude oil.

S&P GSCI Crude Oil 1 Month Forward Index Excess Return	—	a commodity index composed of futures contracts on crude oil.

S&P GSCI Gasoil 1 Month Forward Index Excess Return	—	a commodity index composed of futures contracts on gasoil.

S&P GSCI Heating Oil 1 Month Forward Index Excess Return	—	a commodity index composed of futures contracts on heating oil.

S&P GSCI Natural Gas 1 Month Forward Index Excess Return	—	a commodity index composed of futures contracts on natural gas.

S&P GSCI Soybean Meal Excess Return Index	—	a commodity index composed of futures contracts on soybean meal.

S&P GSCI Gold Index Excess Return	—	a commodity index composed of futures contracts on gold.

Modified Macquarie Single Commodity Sugar type A Excess Return Index	—	a commodity index composed of futures contracts on sugar.

Merrill Lynch Gold Excess Return Index	—	a commodity index composed of futures contracts on gold.

MLCX Aluminum Annual Excess Return Index	—	a commodity index composed of futures contracts on aluminum.

MLCX Dynamic Enhanced Copper Excess Return Index	—	a commodity index composed of futures contracts on copper.

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E and Note 3.

(c)	All or a portion of the value was designated as collateral for swap agreements. See Note 1F and Note 3.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2015.

(e)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2015 represented 3.22% of the Fund’s Net Assets. See Note 4.

(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2015 represented 1.72% of the Fund’s Net Assets.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Balanced-Risk Commodity Strategy Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations.

Invesco Balanced-Risk Commodity Strategy Fund

D.	Structured Securities – (continued)

When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Invesco Balanced-Risk Commodity Strategy Fund

G.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

H.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commodity-Linked Securities	$—	$12,199,155	$—	$12,199,155
Exchange Traded Funds	22,796,350	—	—	22,796,350
U.S. Treasury Securities	—	465,995,737	—	465,995,737
Money Market Funds	222,519,313	—	—	222,519,313
	245,315,663	478,194,892	—	723,510,555
Futures Contracts*	966,419	—	—	966,419
Swap Agreements*	—	(5,189,871)	—	(5,189,871)
Total Investments	$246,282,082	$473,005,021	$—	$719,287,103

* Unrealized appreciation (depreciation).

Invesco Balanced-Risk Commodity Strategy Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk:	$5,869,175	$(4,902,756)
Futures contracts (a)
Swap agreements	3,046,410	(8,236,281)
Total	$8,915,585	$(13,139,037)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(6,726,443)	$(54,403,099)
Change in Unrealized Appreciation (Depreciation):
Commodity risk	(5,974,993)	3,599,364
Total	$(12,701,436)	$(50,803,735)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$113,250,231	$545,479,040

NOTE 4 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain(Loss)	Value 01/31/15	Dividend Income
PowerShares DB Gold Fund	$21,024,180	$—	$(280,626)	$2,176,757	$(123,961)	$22,796,350	$—

Invesco Balanced-Risk Commodity Strategy Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $57,129,997 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$36,186
Aggregate unrealized (depreciation) of investment securities	(1,558,729)
Net unrealized appreciation (depreciation) of investment securities	$(1,522,543)
Cost of investments for tax purposes is $725,033,098.

Invesco Balanced-Risk Commodity Strategy Fund

Invesco China Fund
Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	CHI-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.01%(b)

Asset Management & Custody Banks–0.98%

China Cinda Asset Management Co. Ltd. -Class H (c)	1,719,000	$810,358

Coal & Consumable Fuels–4.26%

China Coal Energy Co. Ltd.-Class H	1,672,000	917,773
China Shenhua Energy Co. Ltd.-Class H	949,500	2,592,985
		3,510,758

Construction & Engineering–0.90%

China Communications Construction Co. Ltd. -Class H	680,000	739,071

Diversified Banks–24.50%

Agricultural Bank of China Ltd.-Class H	1,168,000	570,410
Bank of China Ltd.-Class H	8,482,000	4,731,421
China CITIC Bank Corp. Ltd.-Class H	1,395,000	1,030,953
China Construction Bank Corp.-Class H	8,285,290	6,636,009
China Merchants Bank Co., Ltd.-Class H	677,500	1,509,271
China Minsheng Banking Corp., Ltd. -Class H	1,473,500	1,789,111
Industrial & Commercial Bank of China Ltd.-Class H	5,495,000	3,938,519
		20,205,694

Education Services–2.01%

New Oriental Education & Technology Group, Inc. -ADR(c)	40,835	746,872
TAL Education Group-ADR (c)	29,393	911,477
		1,658,349

Independent Power Producers & Energy Traders–2.23%

China Power International Development Ltd.	3,236,000	1,836,475

Integrated Oil & Gas–3.86%

PetroChina Co. Ltd.-Class H	2,936,000	3,184,177

Integrated Telecommunication Services–2.62%

China Unicom (Hong Kong) Ltd.	1,442,000	2,161,675

Internet Software & Services–10.32%

21Vianet Group, Inc. -ADR(c)	83,075	1,374,891
Baidu, Inc. -ADR(c)	7,990	1,741,181
HC International, Inc. (c)	1,230,000	913,897
Tencent Holdings Ltd.	265,700	4,485,375
		8,515,344

IT Consulting & Other Services–0.47%

China Public Procurement Ltd. (c)	16,236,000	386,462

	Shares	Value

Life & Health Insurance–9.07%

China Life Insurance Co., Ltd.-Class H	948,000	$3,671,705
Ping An Insurance (Group) Co. of China Ltd. -Class H	359,000	3,805,147
		7,476,852

Multi-Line Insurance–2.20%

China Pacific Insurance (Group) Co., Ltd. -Class H	377,600	1,815,422

Oil & Gas Exploration & Production–2.45%

CNOOC Ltd.	1,523,000	2,021,672

Packaged Foods & Meats–3.26%

China Mengniu Dairy Co. Ltd.	590,000	2,690,363

Pharmaceuticals–5.27%

CSPC Pharmaceutical Group Ltd.	2,726,000	2,295,018
Livzon Pharmaceutical Group Inc.-Class H	131,900	734,349
Tong Ren Tang Technologies Co. Ltd.-Class H	1,052,000	1,316,306
		4,345,673

Property & Casualty Insurance–1.01%

PICC Property and Casualty Co. Ltd.-Class H	426,080	830,979

Real Estate Development–6.50%

China Overseas Land & Investment Ltd.	280,000	805,879
China Resources Land Ltd.	1,058,444	2,686,800
Sunac China Holdings Ltd.	2,085,000	1,866,530
		5,359,209

Renewable Electricity–4.47%

Huaneng Renewables Corp. Ltd.-Class H	10,284,000	3,683,720

Semiconductors–2.28%

United Photovoltaics Group Ltd. (Hong Kong)(c)	13,834,000	1,882,644

Specialized Finance–1.95%

Far East Horizon Ltd.	1,888,000	1,606,214

Steel–1.37%

Angang Steel Co. Ltd.-Class H	1,516,000	1,126,582

Water Utilities–6.03%

Beijing Enterprises Water Group Ltd.	7,554,000	4,976,048
Total Common Stocks & Other Equity Interests (Cost $78,562,595)		80,823,741

See accompanying notes which are an integral part of this schedule.

Invesco China Fund

	Shares	Value

Money Market Funds–2.91%

Liquid Assets Portfolio –Institutional Class (d)	1,199,290	$1,199,290
Premier Portfolio –Institutional Class (d)	1,199,290	1,199,290
Total Money Market Funds (Cost $2,398,580)		2,398,580
TOTAL INVESTMENTS–100.92% (Cost $80,961,175)		83,222,321
OTHER ASSETS LESS LIABILITIES–(0.92)%		(756,016)

NET ASSETS–100.00%		$82,466,305

Investment Abbreviations:

ADR	—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.

(c)	Non-income producing security.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco China Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Invesco China Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed

Invesco China Fund

E.	Forward Foreign Currency Contracts – (continued)

upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than may U.S. securities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Level 2 –

Prices are determined using quoted prices in an active market for identical assets.

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2015, there were transfers from Level 1 to Level 2 of $38,418,429 and from Level 2 to Level 1 of $2,230,203, due to foreign fair value adjustments.

Invesco China Fund

	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$1,658,349	$—	$—	$1,658,349
Consumer Staples	2,690,363	—	—	2,690,363
Energy	—	8,716,607	—	8,716,607
Financials	—	38,104,728	—	38,104,728
Health Care	1,316,306	3,029,367	—	4,345,673
Industrials	—	739,071	—	739,071
Information Technology	4,029,969	6,754,481	—	10,784,450
Materials	—	1,126,582	—	1,126,582
Telecommunication Services	—	2,161,675	—	2,161,675
Utilities	—	10,496,243	—	10,496,243
Money Market Funds	2,398,580	—	—	2,398,580
Total Investments	$12,093,567	$71,128,754	$—	$83,222,321

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $16,565,627 and $23,656,552, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,288,886
Aggregate unrealized (depreciation) of investment securities	(8,089,196)
Net unrealized appreciation of investment securities	$2,199,690
Cost of investments for tax purposes is $81,022,631.

Invesco China Fund

Invesco Developing Markets Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	DVM-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–91.74%

Bermuda–0.33%

Wilson Sons Ltd. -BDR	962,600	$10,943,121

Brazil–19.74%

Arcos Dorados Holdings, Inc. -Class A	5,088,427	28,240,770
Banco Bradesco S.A. -ADR	9,977,820	124,523,195
BM&FBOVESPA S.A.	26,712,020	90,603,221
BR Malls Participacoes S.A.	9,819,500	55,742,288
BRF S.A.	1,293,240	31,033,133
CETIP S.A. - Mercados Organizados	7,318,586	93,974,911
Cielo S.A.	5,431,214	80,975,273
Diagnosticos da America S.A.	3,880,000	16,558,947
Duratex S.A.	16,549,196	45,831,200
Fleury S.A. (a)	8,702,000	44,922,546
Totvs S.A.	3,385,200	42,357,585
		654,763,069

China–17.18%

Baidu, Inc. -ADR(b)	323,223	70,436,756
Belle International Holdings Ltd.	64,342,000	72,615,683
China Mobile Ltd.	4,774,500	62,546,533
CNOOC Ltd.	21,600,000	28,672,433
Golden Eagle Retail Group Ltd.	30,301,000	36,154,980
Industrial & Commercial Bank of China Ltd. -Class H	164,848,000	118,154,146
Lee & Man Paper Manufacturing Ltd.	80,495,000	42,235,575
NetEase, Inc. -ADR	387,185	42,299,961
Stella International Holdings Ltd.	11,189,000	29,498,189
Want Want China Holdings Ltd.	56,132,000	67,211,542
		569,825,798

Czech Republic–0.55%

CEZ A.S.	776,574	18,182,643

Egypt–0.38%

Egyptian Financial Group-Hermes Holding Co. (b)	5,456,990	12,726,290

Hong Kong–1.04%

Galaxy Entertainment Group Ltd.	6,601,000	34,535,880

Hungary–1.39%

Richter Gedeon Nyrt	3,397,000	46,039,236

Indonesia–8.65%

PT Bank Central Asia Tbk	24,954,000	26,269,674
PT Bank Mandiri Persero Tbk	121,601,000	105,001,619
PT Indocement Tunggal Prakarsa Tbk	8,758,300	15,836,813
PT Perusahaan Gas Negara Persero Tbk	159,818,500	63,594,123
PT Telekomunikasi Indonesia Persero Tbk	343,247,400	76,349,333
		287,051,562

	Shares	Value

Israel–2.63%

Israel Chemicals Ltd.	5,276,457	$37,978,672
Teva Pharmaceutical Industries Ltd. –ADR	868,015	49,355,333
		87,334,005

Malaysia–1.71%

Public Bank Berhad	11,351,900	56,736,042

Mexico–6.89%

America Movil S.A.B. de C.V. – Series L -ADR	1,743,392	37,291,134
Fomento Economico Mexicano, S.A.B. de C.V. -ADR(b)	733,847	61,320,255
Grupo Televisa S.A.B. -ADR(b)	2,948,316	96,144,585
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	17,356,970	33,740,626
		228,496,600

Nigeria–1.13%

Zenith Bank PLC	440,151,377	37,563,025

Peru–2.63%

Credicorp Ltd.	605,820	87,310,778

Philippines–6.59%

Ayala Corp.	1,169,042	19,179,948
Energy Development Corp.	246,329,900	47,512,540
Philippine Long Distance Telephone Co.	1,303,750	87,679,824
SM Investments Corp.	1,278,910	26,851,286
SM Prime Holdings Inc.	88,714,700	37,286,620
		218,510,218

Russia–3.40%

Gazprom OAO -ADR	3,779,035	15,305,092
Mobile TeleSystems OJSC -ADR	1,859,782	14,617,886
Sberbank of Russia (b)	37,218,144	33,149,233
Sberbank of Russia – Preference Shares(b)	32,833,306	20,846,293
Yandex NV -Class A (b)	1,946,500	28,983,385
		112,901,889

South Africa–0.45%

Sasol Ltd.	418,828	15,026,618

South Korea–2.85%

Hyundai Department Store Co., Ltd.	272,521	29,653,287
Samsung Electronics Co., Ltd.	52,425	64,793,490
		94,446,777

Taiwan–3.09%

Taiwan Semiconductor Manufacturing Co. Ltd.	23,082,000	102,448,454

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

	Shares	Value

Thailand–5.32%

Kasikornbank PCL	18,741,700	$128,012,427
Siam Commercial Bank PCL (The)	8,852,600	48,360,861
		176,373,288

Turkey–4.71%

Anadolu Efes Biracilik ve Malt Sanayii A.S. (b)	3,188,185	28,020,266
Eczacibasi Ilac Sanayi ve Ticaret A.S.	12,515,924	15,868,756
Haci Omer Sabanci Holding A.S.	21,661,048	91,448,792
Tupras-Turkiye Petrol Rafinerileri A.S.	962,408	20,876,777
		156,214,591

Turkmenistan–1.08%

Dragon Oil PLC	4,298,634	35,994,573
Total Common Stocks & Other Equity Interests (Cost $2,926,179,005)		3,043,424,457

	Shares	Value

Money Market Funds–7.01%

Liquid Assets Portfolio –Institutional Class (c)	116,307,074	$116,307,074
Premier Portfolio –Institutional Class (c)	116,307,074	116,307,074
Total Money Market Funds (Cost $232,614,148)		232,614,148
TOTAL INVESTMENTS–98.75% (Cost $3,158,793,153)		3,276,038,605
OTHER ASSETS LESS LIABILITIES–1.25%		41,423,094
NET ASSETS–100.00%		$3,317,461,699

Investment Abbreviations:

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt

Notes to Schedule of Investments:

(a)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2015 represented 1.35% of the Fund’s Net Assets. See Note 3.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Developing Markets Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

Invesco Developing Markets Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2015, there were transfers from Level 1 to Level 2 of 652,255,195 and from Level 2 to Level 1 of $122,746,096, due to foreign fair value adjustments.

Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total
Bermuda	$10,943,121	$—	$—	$10,943,121
Brazil	654,763,069	—	—	654,763,069
China	148,891,697	420,934,101	—	569,825,798
Czech Republic	—	18,182,643	—	18,182,643
Egypt	12,726,290	—	—	12,726,290
Hong Kong	—	34,535,880	—	34,535,880
Hungary	—	46,039,236	—	46,039,236
Indonesia	—	287,051,562	—	287,051,562
Israel	87,334,005	—	—	87,334,005
Malaysia	56,736,042	—	—	56,736,042
Mexico	228,496,600	—	—	228,496,600
Nigeria	37,563,025	—	—	37,563,025
Peru	87,310,778	—	—	87,310,778
Philippines	—	218,510,218	—	218,510,218
Russia	58,906,363	53,995,526	—	112,901,889
South Africa	—	15,026,618	—	15,026,618
South Korea	—	94,446,777	—	94,446,777
Taiwan	—	102,448,454	—	102,448,454
Thailand	—	176,373,288	—	176,373,288
Turkey	28,020,266	128,194,325	—	156,214,591
Turkmenistan	—	35,994,573	—	35,994,573
United States	232,614,148	—	—	232,614,148
Total Investments	$1,644,305,404	$1,631,733,201	$—	$3,276,038,605

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2015.

		Value 10/31/14		Purchases at Cost		Proceeds from Sales		Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)		Value 01/31/15		Dividend Income
Fleury S.A.	$	57,697,280	$	—	$	—	$	(12,774,734)	$	—	$	44,922,546	$	—

Invesco Developing Markets Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $65,326,165 and $20,129,594, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$604,781,114
Aggregate unrealized (depreciation) of investment securities	(492,061,568)
Net unrealized appreciation of investment securities	$112,719,546
Cost of investments for tax purposes is $3,163,319,059.

Invesco Developing Markets Fund

Invesco Emerging Markets Equity Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	EME-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.02%

Brazil–7.42%

BB Seguridade Participacoes S.A.	43,300	$474,494
Cielo S.A.	30,900	460,695
Grendene S.A.	107,200	556,598
M Dias Branco S.A.	9,800	302,449
Marcopolo S.A. -Preference Shares	283,900	283,593
		2,077,829

Chile–2.88%

Banco de Credito e Inversiones (BCI)	9,104	380,519
Empresa Nacional de Telecomunicaciones S.A.	45,416	425,856
		806,375

China–21.49%

Baidu, Inc. -ADR(a)	3,270	712,598
Bank of China Ltd. -Class H	805,000	449,044
China Construction Bank Corp. -Class H	1,245,000	997,169
Dongfeng Motor Group Co. Ltd. -Class H	254,000	367,261
Greatview Aseptic Packaging Co., Ltd.	615,000	280,237
Haitian International Holdings Ltd.	234,000	453,010
Shenzhou International Group Holdings Ltd.	223,000	806,810
Sun Art Retail Group Ltd.	480,000	433,097
Tencent Holdings Ltd.	66,800	1,127,674
Want Want China Holdings Ltd.	328,000	392,742
		6,019,642

Hong Kong–4.26%

AIA Group Ltd.	75,800	438,644
Sands China Ltd.	50,000	241,816
Techtronic Industries Co. Ltd.	156,500	511,747
		1,192,207

India–10.24%

Axis Bank Ltd.	70,163	665,679
Emami Ltd.	27,393	405,814
Grasim Industries Ltd.	8,992	563,895
Motherson Sumi Systems Ltd.	78,871	573,681
Tata Consultancy Services Ltd.	16,458	660,248
		2,869,317

Indonesia–3.66%

PT Bank Rakyat Indonesia Persero Tbk	503,800	461,639
PT Matahari Department Store Tbk	461,900	564,341
		1,025,980

Malaysia–1.64%

Kossan Rubber Industries Berhad	320,200	459,518

Mexico–5.01%

Fibra Uno Administracion S.A. de C.V.	136,600	411,888
Grupo Financiero Inbursa, SAB de C.V. -Class O	239,200	618,333

	Shares	Value

Mexico–(continued)

Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	191,700	$372,650
		1,402,871

Peru–1.59%

Intercorp Financial Services Inc.	15,050	446,985

Russia–1.00%

Magnit PJSC -REGS -GDR(b)	7,332	279,201

South Africa–6.28%

Life Healthcare Group Holdings Ltd.	158,667	590,633
Mr. Price Group Ltd.	29,348	665,018
MTN Group Ltd.	29,261	504,878
		1,760,529

South Korea–14.51%

CJ CGV Co., Ltd. (a)	8,571	477,092
Coway Co., Ltd. (a)	6,594	527,419
Grand Korea Leisure Co., Ltd.	18,157	660,896
Hanssem Co., Ltd. (a)	3,678	519,394
Hyundai Motor Co.	3,936	604,673
Samsung Electronics Co., Ltd.	1,031	1,274,241
		4,063,715

Taiwan–11.09%

King Slide Works Co., Ltd.	44,000	641,990
President Chain Store Corp.	68,000	521,532
Taiwan Semiconductor Manufacturing Co. Ltd.	335,000	1,486,883
Yungtay Engineering Co., Ltd.	196,000	454,803
		3,105,208

Thailand–2.71%

Bangkok Bank PCL -NVDR	69,700	405,407
Kasikornbank PCL	51,700	353,129
		758,536

Turkey–1.05%

TAV Havalimanlari Holding A.S.	39,240	293,542

Turkmenistan–2.01%

Dragon Oil PLC	67,153	562,305

United Kingdom–1.18%

SABMiller PLC	6,069	330,637
Total Common Stocks & Other Equity Interests (Cost $27,515,086)		27,454,397

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

	Shares	Value

Money Market Funds–1.55%

Liquid Assets Portfolio –Institutional Class (c)	217,290	$217,290
Premier Portfolio –Institutional Class (c)	217,291	217,291
Total Money Market Funds (Cost $434,581)		434,581
TOTAL INVESTMENTS–99.57% (Cost $27,949,667)		27,888,978
OTHER ASSETS LESS LIABILITIES–0.43%		119,076
NET ASSETS–100.00%		$28,008,054

Investment Abbreviations:

ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2015 represented 1.00% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Emerging Markets Equity Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Emerging Markets Equity Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2015, there were transfers from Level 1 to Level 2 of $6,726,790 and from Level 2 to Level 1 of $1,595,780, due to foreign fair value adjustments.

Invesco Emerging Markets Equity Fund

	Level 1	Level 2	Level 3	Total
Brazil	$2,077,829	$—	$—	$2,077,829
Chile	806,375	—	—	806,375
China	712,598	5,307,044	—	6,019,642
Hong Kong	—	1,192,207	—	1,192,207
India	660,248	2,209,069	—	2,869,317
Indonesia	—	1,025,980	—	1,025,980
Malaysia	—	459,518	—	459,518
Mexico	1,402,871	—	—	1,402,871
Peru	446,985	—	—	446,985
Russia	—	279,201	—	279,201
South Africa	—	1,760,529	—	1,760,529
South Korea	—	4,063,715	—	4,063,715
Taiwan	641,990	2,463,218	—	3,105,208
Thailand	—	758,536	—	758,536
Turkey	293,542	—	—	293,542
Turkmenistan	—	562,305	—	562,305
United Kingdom	—	330,637	—	330,637
United States	434,581	—	—	434,581
Total Investments	$7,477,019	$20,411,959	$—	$27,888,978

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $10,161,588 and $7,428,028, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,152,162
Aggregate unrealized (depreciation) of investment securities	(2,270,002)
Net unrealized appreciation (depreciation) of investment securities	$(117,840)
Cost of investments for tax purposes is $28,006,818.

Invesco Emerging Markets Equity Fund

Invesco Emerging Market Local Currency Debt Fund Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	EMLCD-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–94.18%(a)

Brazil–10.27%

Banco Safra S.A., Sr. Unsec. Notes, 10.25%, 08/08/16(b)	BRL	956,000	$334,951
REGS, Sr. Unsec. Euro Notes, 10.25%, 08/08/16(b)	BRL	680,000	238,250
Brazil Letras do Tesouro Nacional, Unsec. Bonds, 0.00%, 07/01/16(c)	BRL	4,600,000	1,448,917
Brazil Notas do Tesouro Nacional, Series F, Sr. Unsec. Notes, 10.00%, 01/01/17	BRL	1,900,000	688,058
Unsec. Notes, 10.00%, 01/01/21	BRL	4,758,000	1,652,496
10.00%, 01/01/23	BRL	600,000	205,258
Itau Unibanco Holding S.A., Sr. Unsec. Notes, 10.50%, 11/23/15(b)	BRL	1,150,000	421,139
REGS, Sr. Unsec. Euro Notes, 10.50%, 11/23/15(b)	BRL	702,000	257,078
			5,246,147

China–0.60%

Longfor Properties Co. Ltd., Sr. Unsec. Gtd. Euro Notes, 6.75%, 05/28/18	CNY	2,000,000	308,626

Colombia–6.92%

Colombia Government International Bond, Sr. Unsec. Global Bonds, 4.38%, 03/21/23	COP	4,313,000,000	1,631,662
9.85%, 06/28/27	COP	633,000,000	347,172
Colombian Titulos De Tesoreria, Class B, Sr. Unsec. Bonds, 10.00%, 07/24/24	COP	478,200,000	243,285
Empresas Publicas de Medellin ESP, Sr. Unsec. Notes, 8.38%, 02/01/21(b)	COP	1,000,000,000	437,854
REGS, Sr. Unsec. Euro Notes, 8.38%, 02/01/21(b)	COP	2,000,000,000	875,709
			3,535,682

Costa Rica–0.92%

Costa Rica Government International Bond, Unsec. Bonds, 11.04%, 09/27/17(b)	CRC	237,500,000	469,701

		Principal Amount	Value

Germany–3.11%

Deutsche Bank A.G., Sr. Unsec. Medium-Term Euro Notes, 8.38%, 03/17/34(b)	IDR	18,300,000,000	$1,586,475

Hungary–3.75%

Hungary Government Bond, Series 17/A, Unsec. Bonds, 6.75%, 11/24/17	HUF	158,000,000	652,627
Series 17/B, Unsec. Bonds, 6.75%, 02/24/17	HUF	190,500,000	764,149
Series 20/B, Unsec. Bonds, 3.50%, 06/24/20	HUF	130,000,000	499,731
			1,916,507

Malaysia–8.34%

Malaysia Government Bond, Series 0111, Sr. Unsec. Bonds, 4.16%, 07/15/21	MYR	5,681,000	1,597,847
Series 0112, Sr. Unsec. Bonds, 3.42%, 08/15/22	MYR	2,000,000	534,750
Series 0902, Sr. Unsec. Bonds, 4.38%, 11/29/19	MYR	7,500,000	2,127,068
			4,259,665

Mexico–7.01%

America Movil S.A.B. de C.V., Sr. Unsec. Euro Notes, 7.13%, 12/09/24	MXN	15,000,000	1,035,369
Mexican Bonos, Series M, Unsec. Bonds, 7.75%, 11/13/42	MXN	100,000	8,356
8.00%, 12/07/23	MXN	13,019,000	1,037,992
Series M20, Sr. Unsec. Bonds, 10.00%, 12/05/24	MXN	16,451,100	1,497,491
			3,579,208

Peru–1.99%

Peruvian Government International Bond, Sr. Unsec. Notes, 5.70%, 08/12/24(b)	PEN	300,000	100,796
8.20%, 08/12/26(b)	PEN	1,496,000	604,435
REGS, Sr. Unsec. Global Notes, 6.95%, 08/12/31(b)	PEN	834,000	310,137
			1,015,368

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Market Local Currency Debt Fund

		Principal Amount	Value

Philippines–0.45%

Philippine Government International Bond, Sr. Unsec. Global Bonds, 3.90%, 11/26/22	PHP	10,000,000	$232,180

Poland–8.43%

Poland Government Bond, Series 0725, Unsec. Bonds, 3.25%, 07/25/25	PLN	1,960,000	593,386
Series 1020, Unsec. Bonds, 5.25%, 10/25/20	PLN	1,600,000	514,201
Series 1021, Unsec. Bonds, 5.75%, 10/25/21	PLN	1,015,000	342,768
Series 1023, Unsec. Bonds, 4.00%, 10/25/23	PLN	3,482,000	1,097,660
Series DS1017, Unsec. Bonds, 5.25%, 10/25/17	PLN	5,935,000	1,760,369
			4,308,384

Romania–3.03%

Romania Government Bond , Series 5Y, Unsec. Bonds, 5.90%, 07/26/17	RON	2,550,000	714,621
Series 10Y, Unsec. Bonds, 4.75%, 02/24/25	RON	2,760,000	835,516
			1,550,137

Russia–4.18%

Russian Federal Bond - OFZ, Series 5080, Unsec. Bonds, 7.40%, 04/19/17	RUB	11,500,000	144,897
Series 6206, Unsec. Bonds, 7.40%, 06/14/17	RUB	37,000,000	462,173
Series 6208, Unsec. Bonds, 7.50%, 02/27/19	RUB	68,372,000	787,208
Series 6215, Unsec. Bonds, 7.00%, 08/16/23	RUB	74,000,000	739,477
			2,133,755

South Africa–4.42%

South Africa Government Bond, Series 2023, Unsec. Bonds, 7.75%, 02/28/23	ZAR	24,892,000	2,255,683

Supranational–4.25%

European Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 0.00%, 12/31/18(c)	ZAR	5,600,000	374,009

		Principal Amount		Value

Supranational–(continued)

International Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 7.00%, 06/07/23	ZAR	17,000,000		$1,427,376
Series GDIF, Sr. Unsec. Medium-Term Euro Notes, 7.68%, 08/10/16	ZAR	4,250,000		370,574
				2,171,959

Thailand–4.82%

Thailand Government Bond, Sr. Unsec. Bonds, 3.65%, 12/17/21	THB	51,600,000		1,701,074
3.88%, 06/13/19	THB	23,290,000		760,531
				2,461,605

Turkey–8.65%

Turkey Government Bond, Unsec. Bonds, 8.20%, 11/16/16	TRY	4,170,000		1,754,901
8.50%, 07/10/19	TRY	499,989		217,160
8.80%, 09/27/23	TRY	1,735,000		787,250
9.00%, 07/24/24	TRY	1,250,000		580,213
Series 5Y, Unsec. Bonds, 6.30%, 02/14/18	TRY	1,637,811		659,965
Series CPI, Unsec. Bonds, 4.00%, 04/01/20	TRY	923,280	(d)	418,911
				4,418,400

United Kingdom–9.67%

Barclays Bank PLC, Series FR52, Sr. Unsec. Medium-Term Euro Notes, 10.50%, 08/19/30	IDR	13,200,000,000		1,340,015
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes, 7.80%, 05/05/20	INR	33,600,000		546,300
8.12%, 12/14/20	INR	40,000,000		660,113
8.28%, 09/23/27	INR	58,000,000		980,375
8.38%, 03/17/34	IDR	16,304,000,000		1,413,438
				4,940,241

United States–3.37%

JP Morgan Chase Bank N.A., Unsec. Medium-Term Euro Notes, 8.25%, 06/17/32(b)	IDR	4,000,000,000		340,076
Morgan Stanley, Series G, Sr. Unsec. Medium-Term Euro Notes, 8.44%, 12/28/15	MXN	20,000,000		1,383,635
				1,723,711
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $55,695,780)				48,113,434

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Market Local Currency Debt Fund

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–2.71%

Colombia–1.20%

SUAM Finance B.V., REGS, Sr. Unsec. Gtd. Euro Notes, 4.88%, 04/17/24(b)	$600,000	$610,266

Hungary–0.78%

Hungary Government International Bond, Sr. Unsec. Global Notes, 5.38%, 03/25/24	350,000	399,700

Russia–0.73%

Gazprom OAO Via Gaz Capital S.A., Sr. Unsec. Bonds, 4.30%, 11/12/15(b)	200,000	196,375
Russian Foreign Bond, REGS, Sr. Unsec. Euro Bonds, 7.50%, 03/31/30(b)(e)	173,575	174,980
		371,355
Total U.S. Dollar Denominated Bonds and Notes (Cost $1,326,712)		1,381,321

	Shares	Value

Money Market Funds–1.55%

Liquid Assets Portfolio –Institutional Class (f)	396,553	$396,553
Premier Portfolio –Institutional Class (f)	396,552	396,552
Total Money Market Funds (Cost $793,105)		793,105
TOTAL INVESTMENTS–98.44% (Cost $57,815,597)		50,287,860
OTHER ASSETS LESS LIABILITIES–1.56%		797,884
NET ASSETS–100.00%		$51,085,744

Investment Abbreviations:

BRL	—Brazilian Real	INR	—Indian Rupees	RUB	—Russian Rouble
CNY	—Chinese Yuan Renminbi	MXN	—Mexican Peso	Sr.	—Senior
COP	—Colombian Peso	MYR	—Malaysian Ringgit	THB	—Thailand Baht
CPI	—Consumer Price Index	PEN	—Peru Nuevo Sol	TRY	—New Turkish Lire
CRC	—Costa Rican Colon	PHP	—Philippines Peso	Unsec.	—Unsecured
Gtd.	—Guaranteed	PLN	—Poland Zloty	ZAR	—South African Rand
HUF	—Hungary Forint	REGS	—Regulation S
IDR	—Indonesian Rupiah	RON	—Romanian Leu

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2015 was $6,958,222, which represented 13.62% of the Fund’s Net Assets.
(c)	Zero coupon bond issued at a discount.
(d)	Principal amount of security and interest payments are adjusted for inflation.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Market Local Currency Debt Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Emerging Market Local Currency Debt Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities–The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Emerging Market Local Currency Debt Fund

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$793,105	$—	$—	$793,105
Corporate Debt Securities	—	806,641	—	806,641
Foreign Debt Securities	—	14,331,362	—	14,331,362
Foreign Sovereign Debt Securities	—	34,356,752	—	34,356,752
	793,105	49,494,755		50,287,860
Forward Foreign Currency Contracts*	—	53,045	—	53,045
Total Investments	$793,105	$49,547,800	$—	$50,340,905
*	Unrealized appreciation.

Invesco Emerging Market Local Currency Debt Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts	$194,886	$(141,841)

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain :
Currency risk	$ 116,317
Change in Unrealized Appreciation (Depreciation):
Currency risk	(21,362)
Total	$ 94,955

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$6,304,188

Invesco Emerging Market Local Currency Debt Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional	Unrealized Appreciation
	Counterparty	Deliver		Receive		Value	(Depreciation)
02/09/2015	Barclays Bank PLC	COP	1,232,000,000	USD	500,000	$504,338	$(4,338)
02/09/2015	Goldman Sachs International	USD	519,503	COP	1,232,000,000	504,338	(15,165)
02/24/2015	Barclays Bank PLC	USD	548,299	TRY	1,240,910	504,615	(43,684)
02/24/2015	Barclays Bank PLC	USD	548,845	ZAR	6,096,035	521,548	(27,297)
03/04/2015	Barclays Bank PLC	EUR	540,000	USD	669,571	610,340	59,231
03/04/2015	Goldman Sachs International	USD	624,829	EUR	540,000	610,340	(14,489)
03/09/2015	Barclays Bank PLC	EUR	430,000	USD	528,943	486,035	42,908
03/09/2015	Barclays Bank PLC	EUR	455,496	PLN	1,903,883	564,281	(1,597)
03/09/2015	Goldman Sachs International	USD	497,570	EUR	430,000	486,035	(11,535)
03/11/2015	Barclays Bank PLC	EUR	850,000	USD	1,053,533	960,786	92,747
03/11/2015	Goldman Sachs International	USD	982,634	EUR	850,000	960,786	(21,848)
04/27/2015	Deutsche Bank Securities Inc.	EUR	680,000	USD	767,101	768,989	(1,888)
Total Forward Foreign Currency Contracts - Currency Risk							$53,045

Currency Abbreviations:

COP — Colombian Peso	TRY — Turkish Lira
EUR — Euro	USD — U.S. Dollar
PLN — Poland Zloty	ZAR — South African Rand

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $8,137,644 and $7,138,794, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$555,259
Aggregate unrealized (depreciation) of investment securities	(8,088,878)
Net unrealized appreciation (depreciation) of investment securities	$(7,533,619)
Cost of investments for tax purposes is $57,821,479.

Invesco Emerging Market Local Currency Debt Fund

Invesco Endeavor Fund
Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	END-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–76.95%

Agricultural & Farm Machinery–2.17%
Deere & Co.	121,873	$10,382,361
Air Freight & Logistics–2.14%
Echo Global Logistics, Inc. (b)	386,809	10,211,758
Airlines–2.05%
Ryanair Holdings PLC -ADR (Ireland)(b)	148,800	9,817,824
Apparel Retail–4.95%
Francesca’s Holdings Corp. (b)	601,006	9,531,955
Ross Stores, Inc.	154,479	14,167,269
		23,699,224
Brewers–2.20%
Molson Coors Brewing Co. -Class B	138,455	10,512,888
Communications Equipment–2.92%
Plantronics, Inc.	304,828	13,970,267
Construction & Engineering–4.16%
Orion Marine Group, Inc. (b)(c)	1,884,474	17,205,247
Quanta Services, Inc. (b)	101,731	2,693,837
		19,899,084
Consumer Finance–2.73%
Encore Capital Group, Inc. (b)	351,241	13,073,190
Environmental & Facilities Services–2.82%
Newalta Corp. (Canada)	1,294,156	13,496,708
Health Care Distributors–1.83%
Patterson Cos. Inc.	174,647	8,748,068
Health Care Equipment–3.26%
Zimmer Holdings, Inc.	139,130	15,596,473
Home Entertainment Software–2.59%
Activision Blizzard, Inc.	593,290	12,396,795
Industrial Conglomerates–2.82%
DCC PLC (Ireland)	254,531	13,495,439
Integrated Oil & Gas–3.01%
Cenovus Energy Inc. (Canada)	760,723	14,412,123
IT Consulting & Other Services–3.16%
Cognizant Technology Solutions Corp. -Class A (b)	279,508	15,129,768
Life & Health Insurance–2.56%
Unum Group	394,920	12,266,215
Managed Health Care–2.48%
UnitedHealth Group Inc.	111,739	11,872,269

	Shares	Value

Multi-Line Insurance–2.29%

Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	258,042	$10,942,167
Oil & Gas Drilling–2.05%

Patterson-UTI Energy, Inc.	571,242	9,802,513
Oil & Gas Exploration & Production–5.26%

Devon Energy Corp.	170,289	10,263,318

Ultra Petroleum Corp. (b)	1,170,339	14,921,822
		25,185,140
Paper Products–0.19%

Fortress Paper Ltd. -Class A (Canada)(b)	575,700	906,257
Real Estate Operating Companies–4.49%

Brookfield Property Partners L.P.	893,740	21,485,510
Research & Consulting Services–2.77%

FTI Consulting, Inc. (b)	325,661	13,244,633
Semiconductor Equipment–1.75%

Ultratech, Inc. (b)	523,867	8,350,440
Technology Distributors–3.54%

CDW Corp.	493,803	16,917,691
Trading Companies & Distributors–4.75%

Grafton Group PLC (Ireland)(d)	954,395	9,623,489

Titan Machinery, Inc. (b)	925,357	13,075,294
		22,698,783
Trucking–2.01%

Con-way Inc.	234,804	9,619,920
Total Common Stocks & Other Equity Interests (Cost $317,281,748)		368,133,508
Money Market Funds–23.11%
Liquid Assets Portfolio –Institutional Class (e)	55,285,328	55,285,328

Premier Portfolio –Institutional Class (e)	55,285,328	55,285,328
Total Money Market Funds (Cost $110,570,656)		110,570,656
TOTAL INVESTMENTS–100.06% (Cost $427,852,404)		478,704,164
OTHER ASSETS LESS LIABILITIES–(0.06)%		(292,233)

NET ASSETS–100.00%		$478,411,931

Investment Abbreviations:

ADR	—American Depositary Receipt

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2015 represented 3.60% of the Fund’s Net Assets. See Note 3.

(d)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Endeavor Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Endeavor Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2015, there were transfers from Level 1 to Level 2 of $10,942,167 and from Level 2 to Level 1 of $9,623,489, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$454,266,558	$24,437,606	$—	$478,704,164

Invesco Endeavor Fund

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 01/31/15	Interest / Dividend Income
Orion Marine Group, Inc.	$20,653,835	$—	$—	$(3,448,588)	$—	$17,205,247	$—
Pike Corp. (a)	21,536,680	—	(21,644,904)	(5,149,332)	5,257,556	—	—
Total	$42,190,515	$—	$(21,644,904)	$(8,597,920)	$5,257,556	$17,205,247	$—
(a)	As of January 31, 2015, this security is no longer considered an affiliate of the Fund.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $36,670,522 and $63,084,332, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$91,397,416
Aggregate unrealized (depreciation) of investment securities	(40,831,345)
Net unrealized appreciation of investment securities	$50,566,071
Cost of investments for tax purposes is $428,138,093.

Invesco Endeavor Fund

Invesco Global Health Care Fund Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	GHC-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–94.49%

Biotechnology–24.44%

ACADIA Pharmaceuticals Inc. (b)	322,242	$9,805,824
Alder Biopharmaceuticals, Inc. (b)	201,586	5,458,949
Alexion Pharmaceuticals, Inc. (b)	248,816	45,593,044
AMAG Pharmaceuticals, Inc. (b)	36,082	1,594,464
Amgen Inc.	108,567	16,530,411
ARIAD Pharmaceuticals, Inc. (b)	275,125	1,774,556
Avalanche Biotechnologies, Inc. (b)	189,120	7,504,282
Biogen Idec Inc. (b)	130,304	50,709,105
BioMarin Pharmaceutical Inc. (b)	432,579	42,029,376
Bluebird Bio, Inc. (b)	138,157	12,836,167
Celgene Corp. (b)	489,690	58,351,460
Celldex Therapeutics Inc. (b)	398,967	8,545,873
Evolutionary Genomics/GenoPlex, Inc. (Acquired 09/15/97-05/25/12; Cost $408,490)(b)(c)(d)	9,944	29,832
Gilead Sciences, Inc. (b)	465,721	48,821,532
Incyte Corp. (b)	474,933	37,856,909
Keryx Biopharmaceuticals, Inc. (b)	671,551	8,166,060
Medivation Inc. (b)	204,932	22,300,700
NPS Pharmaceuticals, Inc. (b)	252,040	11,558,554
Puma Biotechnology, Inc. (b)	42,007	8,866,838
Receptos, Inc. (b)	69,144	7,617,595
Spark Therapeutics, Inc. (b)	29,045	1,452,250
Vanda Pharmaceuticals Inc. (b)	703,576	7,830,801
Vertex Pharmaceuticals Inc. (b)	264,816	29,166,834
		444,401,416

Drug Retail–2.39%

CVS Health Corp.	189,632	18,614,277
Raia Drogasil S.A. (Brazil)	945,978	9,114,589
Rite Aid Corp. (b)	2,259,807	15,773,453
		43,502,319

Health Care Distributors–3.07%

Cardinal HealCth, Inc.	340,863	28,356,393
McKesson Corp.	128,968	27,425,045
		55,781,438

Health Care Equipment–6.12%

Abbott Laboratories	535,140	23,952,866
DBV Technologies S.A. -ADR (France)(b)	540,257	13,122,843
Olympus Corp. (Japan)(b)	717,200	24,888,973
ResMed Inc.	470,589	29,397,695
Wright Medical Group, Inc. (b)	819,477	20,003,434
		111,365,811

Health Care Facilities–4.27%

Community Health Systems Inc. (b)	509,260	23,970,868
HCA Holdings, Inc. (b)	367,920	26,048,736

	Shares	Value

Health Care Facilities–(continued)
Tenet Healthcare Corp. (b)	247,279	$10,454,956
Universal Health Services, Inc. -Class B	167,720	17,196,332
		77,670,892

Health Care Services–3.31%
Air Methods Corp. (b)	309,568	12,862,550
Express Scripts Holding Co. (b)	566,246	45,701,715
InnovaCare Inc. (Puerto Rico)(b)(c)	805,748	1,611,496
		60,175,761

Health Care Technology–0.94%
Allscripts Healthcare Solutions, Inc. (b)	1,431,300	17,046,783

Life Sciences Tools & Services–2.04%
Agilent Technologies, Inc.	292,823	11,059,925
Thermo Fisher Scientific, Inc.	208,222	26,071,476
		37,131,401

Managed Health Care–3.79%
Aetna Inc.	319,666	29,351,732
Qualicorp S.A. (Brazil)(b)	674,900	6,678,816
UnitedHealth Group Inc.	308,879	32,818,394
		68,848,942

Pharmaceuticals–44.12%
AbbVie Inc.	734,660	44,336,731
Actavis PLC (b)	98,923	26,366,936
Bayer AG (Germany)	312,053	45,091,298
Bristol-Myers Squibb Co.	810,772	48,865,228
Cempra Holdings Inc. (b)	170,836	4,738,991
Endo International PLC (b)	384,441	30,605,348
GlaxoSmithKline PLC -ADR (United Kingdom)	1,550,411	68,218,084
Hikma Pharmaceuticals PLC (United Kingdom)	556,147	19,708,799
Jazz Pharmaceuticals PLC (b)	109,646	18,567,454
Johnson & Johnson	241,707	24,204,539
Locus Pharmaceuticals, Inc. (Acquired 11/21/00-05/09/07; Cost $6,852,940)(b)(c)(d)	258,824	0
Merck & Co., Inc.	742,879	44,780,746
Mylan Inc. (b)	519,669	27,620,407
Nippon Shinyaku Co., Ltd. (Japan)	834,000	27,507,878
Novartis AG -ADR (Switzerland)	762,457	74,263,312
Perrigo Co. PLC	170,927	25,936,463
Pfizer Inc.	1,485,174	46,411,687
Roche Holding AG (Switzerland)	232,970	62,930,587
Salix Pharmaceuticals, Ltd. (b)	255,475	34,404,818
Sanofi -ADR (France)	921,663	42,479,448
Shire PLC -ADR (Ireland)	249,136	54,625,559

See accompanying notes which are an integral part of this schedule.

                                     Invesco Global Health Care Fund

	Shares	Value

Pharmaceuticals–(continued)

Teva Pharmaceutical Industries Ltd. -ADR (Israel)	536,922	$30,529,385
		802,193,698

Total Common Stocks & Other Equity Interests (Cost $1,023,519,644)		1,718,118,461

Preferred Stock–0.00%

Health Care Equipment–0.00%

Intact Medical Corp. -Series C, Pfd. (Acquired 03/26/01; Cost $2,000,001)(c)(d)	2,439,026	0

Money Market Funds–7.58%

Liquid Assets Portfolio –Institutional Class (e)	68,922,538	68,922,538
Premier Portfolio –Institutional Class (e)	68,922,537	68,922,537
Total Money Market Funds (Cost $137,845,075)		137,845,075
TOTAL INVESTMENTS–102.07% (Cost $1,163,364,720)		1,855,963,536
OTHER ASSETS LESS LIABILITIES–(2.07)%		(37,607,301)
NET ASSETS–100.00%		$1,818,356,235

Investment Abbreviations:

ADR	—American Depositary Receipt
Pfd.	—Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2015 was $1,641,328, which represented less than 1% of the Fund’s Net Assets.

(d)	Security is considered venture capital. See Note 1F.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Health Care Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                     Invesco Global Health Care Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                     Invesco Global Health Care Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,674,194,673	$181,739,031	$29,832	$1,855,963,536
Forward Foreign Currency Contracts*	—	(4,007,117)	—	(4,007,117)
Total Investments	$1,674,194,673	$177,731,914	$29,832	$1,851,956,419

* Unrealized appreciation (depreciation).

                                     Invesco Global Health Care Fund

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
02/20/15	Citigroup Global Markets Inc.	CHF	49,687,000	USD	48,739,026	$54,163,204	$(5,424,178)
02/20/15	Citigroup Global Markets Inc.	EUR	29,700,000	USD	34,982,739	33,565,678	1,417,061
Total Forward Foreign Currency Contracts — Currency Risk							$(4,007,117)

  Currency Abbreviations:

  CHF — Swiss Franc

  EUR — Euro

  USD — U.S. Dollar

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $233,347,619 and $198,499,793, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$714,168,571
Aggregate unrealized (depreciation) of investment securities	(22,485,214)
Net unrealized appreciation of investment securities	$691,683,357
Cost of investments for tax purposes is $1,164,280,179.

                                     Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	GBLI-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.34%

Australia–3.38%

APA Group	7,314	$46,298
Spark Infrastructure Group	8,925	14,779
Sydney Airport	2,998	11,578
Transurban Group	15,627	111,988
		184,643

Canada–11.60%

Enbridge Inc.	7,206	349,098
Fortis, Inc.	2,274	75,012
Keyera Corp.	578	34,120
Pembina Pipeline Corp.	2,252	69,980
TransCanada Corp.	2,391	106,405
		634,615

China–3.16%

Beijing Capital International Airport Co. Ltd. -Class H	36,000	34,009
Beijing Enterprises Holdings Ltd.	3,000	22,913
China Merchants Holdings International Co. Ltd.	12,000	43,964
China Resources Gas Group Ltd.	5,335	12,947
ENN Energy Holdings Ltd.	7,000	41,491
Jiangsu Expressway Co. Ltd. -Class H	14,000	17,391
		172,715

France–2.16%

Aeroports de Paris	103	12,384
Eutelsat Communications S.A.	1,295	44,495
Groupe Eurotunnel SE - REGS (a)	4,558	61,254
		118,133

Hong Kong–1.80%

China Gas Holdings Ltd.	16,000	24,700
Hong Kong & China Gas Co. Ltd.	30,000	68,591
Towngas China Co. Ltd.	6,000	5,236
		98,527

Italy–2.23%

Atlantia S.p.A.	4,743	122,072

Japan–2.26%

Japan Airport Terminal Co., Ltd.	500	22,485
Tokyo Gas Co., Ltd.	17,000	101,424
		123,909

Luxembourg–2.34%

SES	3,508	128,019

Mexico–0.50%

Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (b)	208	27,229

	Shares	Value

Netherlands–0.66%

Koninklijke Vopak NV	643	$35,966

New Zealand–0.66%

Auckland International Airport Ltd.	11,258	36,350

Spain–4.82%

Enagas S.A.	1,876	59,509
Ferrovial S.A.	4,060	80,432
Red Electrica Corp. S.A.	1,451	123,495
		263,436

Switzerland–0.54%

Flughafen Zuerich AG	43	29,313

United Arab Emirates–0.83%

DP World Ltd.	2,311	45,411

United Kingdom–9.38%

National Grid PLC	25,386	357,016
Pennon Group PLC	2,634	35,247
Severn Trent PLC	1,023	33,157
United Utilities Group PLC	5,677	87,703
		513,123

United States–51.02%

American Tower Corp.	2,952	286,196
American Water Works Co., Inc.	2,156	121,038
Atmos Energy Corp.	923	52,528
CenterPoint Energy, Inc.	2,825	65,229
Crown Castle International Corp.	1,862	161,082
Dominion Resources, Inc.	734	56,437
Edison International	1,226	83,552
Energy Transfer Equity, L.P.	2,558	151,996
EQT Midstream Partners L.P.	1,228	104,196
Eversource Energy	1,609	89,428
ITC Holdings Corp.	3,482	148,124
Kinder Morgan Inc.	12,478	512,222
NiSource Inc.	2,430	105,122
PG&E Corp.	2,273	133,675
SBA Communications Corp. -Class A (b)	936	109,231
SemGroup Corp. -Class A	270	18,179
Sempra Energy	1,790	200,337
Southwest Gas Corp.	314	19,299
Spectra Energy Corp.	1,146	38,322
Sunoco Logistics Partners L.P.	1,508	62,914
Targa Resources Corp.	527	45,760
Williams Cos., Inc. (The)	5,162	226,405
		2,791,272
Total Common Stocks & Other Equity Interests (Cost $5,111,275)		5,324,733

See accompanying notes which are an integral part of this schedule.

Invesco Global Infrastructure Fund

	Shares	Value

Money Market Funds–1.91%

Liquid Assets Portfolio –Institutional Class (c)	52,429	$52,429
Premier Portfolio –Institutional Class (c)	52,430	52,430
Total Money Market Funds (Cost $104,859)		104,859
TOTAL INVESTMENTS–99.25% (Cost $5,216,134)		5,429,592
OTHER ASSETS LESS LIABILITIES–0.75%		40,806
NET ASSETS–100.00%		$5,470,398

Investment Abbreviations:

ADR	—American Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2015 represented 1.12% of the Fund’s Net Assets.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Global Infrastructure Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Global Infrastructure Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Master Limited Partnerships - The Fund invests in Master Limited Partnerships (MLPs). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (energy infrastructure MLPs). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

Invesco Global Infrastructure Fund

E.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
F.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

G.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Global Infrastructure Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2015, there were transfers from Level 1 to Level 2 of $286,819 and from Level 2 to Level 1 of $209,705, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$111,988	$72,655	$—	$184,643
Canada	634,615	—	—	634,615
China	58,882	113,833	—	172,715
France	12,384	105,749	—	118,133
Hong Kong	—	98,527	—	98,527
Italy	—	122,072	—	122,072
Japan	—	123,909	—	123,909
Luxembourg	128,019	—	—	128,019
Mexico	27,229	—	—	27,229
Netherlands	—	35,966	—	35,966
New Zealand	—	36,350	—	36,350
Spain	—	263,436	—	263,436
Switzerland	29,313	—	—	29,313
United Arab Emirates	45,411	—	—	45,411
United Kingdom	68,404	444,719	—	513,123
United States	2,896,131	—	—	2,896,131
Total Investments	$4,012,376	$1,417,216	$—	$5,429,592

Invesco Global Infrastructure Fund

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $1,314,500 and $798,905, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$311,625
Aggregate unrealized (depreciation) of investment securities	(105,826)
Net unrealized appreciation of investment securities	$205,799
Cost of investments for tax purposes is $5,223,793.

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	GMN-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–86.11%

Australia–2.32%

Caltex Australia Ltd.	7,951	$205,110

Echo Entertainment Group Ltd.	28,000	87,349

Ramsay Health Care Ltd.	1,775	81,635

		374,094

Belgium–0.78%

Delhaize Group S.A.	1,519	126,065

Canada–3.82%

Agnico-Eagle Mines Ltd.	1,000	33,719

Barrick Gold Corp.	7,000	89,532

Canadian Tire Corp., Ltd. -Class A	1,000	92,239

Dominion Diamond Corp. (a)	4,600	76,431

Encana Corp.	6,800	83,173

Enerplus Corp.	8,600	83,462

Kinross Gold Corp. (a)	7,200	24,425

Stantec Inc.	3,600	88,548

Suncor Energy, Inc.	1,500	44,746

		616,275

Denmark–3.08%

Pandora AS	2,943	210,975

Vestas Wind Systems AS (a)	7,310	285,547

		496,522

Finland–0.43%

Neste Oil OYJ	2,530	69,901

France–1.74%

Technicolor S.A. (a)	7,992	47,955

Valeo S.A.	1,637	232,000

		279,955

Germany–2.75%

Continental AG	320	72,573

Duerr AG	350	31,957

KUKA AG	1,237	83,760

ProSiebenSat.1 Media AG	5,723	254,411

		442,701

Hong Kong–1.26%

Power Assets Holdings Ltd.	19,500	203,796

Israel–0.48%

Bezeq The Israeli Telecommunication Corp. Ltd.	27,543	44,093

	Shares	Value

Israel–(continued)

Delek Group Ltd.	133	$32,468

		76,561

Japan–19.65%

Asahi Glass Co., Ltd.	5,000	26,644

Brother Industries, Ltd.	5,600	95,742

Dai Nippon Printing Co., Ltd.	25,000	225,029

Daihatsu Motor Co., Ltd.	8,400	117,478

Daito Trust Construction Co., Ltd.	1,000	111,035

DeNA Co., Ltd.	2,600	34,033

Denki Kagaku Kogyo Kabushiki Kaisha	44,000	173,753

FamilyMart Co., Ltd.	1,900	81,962

JGC Corp.	17,000	346,240

Konica Minolta Inc.	6,600	72,291

Marubeni Corp.	17,400	96,019

Miraca Holdings Inc.	2,000	89,364

Nippon Electric Glass Co., Ltd.	14,000	72,345

Nippon Paper Industries Co. Ltd.	2,500	39,504

Nippon Telegraph & Telephone Corp.	6,200	368,104

Nomura Real Estate Holdings, Inc.	3,900	65,716

Osaka Gas Co., Ltd.	23,000	90,754

Seiko Epson Corp.	1,900	77,125

Sekisui Chemical Co., Ltd.	3,000	32,783

Showa Shell Sekiyu K.K.	10,900	106,542

Sumitomo Forestry Co., Ltd.	9,000	83,776

TDK Corp.	1,800	112,088

Tokyo Gas Co., Ltd.	51,000	304,272

Toppan Printing Co. Ltd.	11,000	73,548

TOTO Ltd.	3,000	33,120

West Japan Railway Co.	4,600	236,659

		3,165,926

Luxembourg–0.45%

APERAM SA (a)	2,800	73,246

Macau–0.66%

MGM China Holdings Ltd.	43,600	105,690

Netherlands–1.56%

Heineken N.V.	718	53,539

NXP Semiconductors N.V. (a)	2,500	198,350

		251,889

New Zealand–0.71%

SKYCITY Entertainment Group Ltd.	29,153	83,180

Spark New Zealand Ltd.	13,027	31,202

		114,382

Norway–1.05%

DNB ASA	3,810	55,146

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

Norway–(continued)

Yara International ASA	2,206	$114,817

		169,963

Sweden–1.42%

Intrum Justitia AB	3,627	96,449

Loomis AB -Class B	3,027	89,520

Tele2 AB -Class B	3,743	42,308

		228,277

Switzerland–1.74%

Forbo Holding AG	78	75,456

Georg Fischer AG	342	205,394

		280,850

United Kingdom–5.62%

AstraZeneca PLC	673	47,857

Fiat Chrysler Automobiles N.V. (a)	4,206	55,608

Hikma Pharmaceuticals PLC	5,894	208,872

ITV PLC	62,584	206,946

Next PLC	1,565	170,274

Pace PLC	14,352	71,872

Royal Dutch Shell PLC -Class B	1,828	58,194

WH Smith PLC	4,232	85,788

		905,411

United States–36.59%

AECOM Technology Corp. (a)	2,000	50,840

Amgen Inc.	2,100	319,746

AOL Inc. (a)	1,000	43,250

Archer-Daniels-Midland Co.	6,000	279,780

Best Buy Co., Inc.	4,500	158,400

Brocade Communications Systems, Inc.	9,800	108,976

Cardinal Health, Inc.	800	66,552

Celgene Corp. (a)	400	47,664

Chesapeake Energy Corp.	4,200	80,556

Cisco Systems, Inc.	5,500	145,007

Computer Sciences Corp.	1,200	72,816

Deckers Outdoor Corp. (a)	200	13,210

Devon Energy Corp.	800	48,216

Everest Re Group, Ltd.	200	34,276

FMC Technologies, Inc. (a)	700	26,236

Frontier Communications Corp.	15,800	106,097

GameStop Corp. -Class A	7,000	246,750

Garmin Ltd.	1,400	73,304

General Dynamics Corp.	2,500	333,025

Gilead Sciences, Inc. (a)	500	52,415

Goldman Sachs Group, Inc. (The)	200	34,482

Hess Corp.	4,800	323,952

Hewlett-Packard Co.	6,200	224,006

HollyFrontier Corp.	600	21,552

Huntington Ingalls Industries Inc.	1,000	116,600

Lexmark International, Inc. -Class A	5,100	203,541

Liberty Ventures -Series A (a)	1,800	67,230

Lincoln National Corp.	800	39,984

Live Nation Entertainment, Inc. (a)	1,700	40,409

ManpowerGroup Inc.	300	21,864

Marathon Petroleum Corp.	600	55,554

	Shares	Value

United States–(continued)

Marriott International Inc. -Class A	400	$29,800

Marvell Technology Group Ltd.	14,700	227,703

Nabors Industries Ltd.	1,200	13,812

NetApp, Inc.	2,700	102,060

Northrop Grumman Corp.	1,900	298,205

NVIDIA Corp.	6,300	120,992

Oracle Corp.	1,800	75,402

Pilgrim’s Pride Corp. (a)	9,600	260,640

Pitney Bowes Inc.	3,700	88,726

Polycom, Inc. (a)	3,100	41,230

Raytheon Co.	1,900	190,095

Take-Two Interactive Software, Inc. (a)	5,700	169,404

Tesoro Corp.	800	65,384

Trinity Industries, Inc.	3,400	89,998

United States Steel Corp.	12,700	310,388

United Therapeutics Corp. (a)	500	70,565

Valero Energy Corp.	1,300	68,744

VeriSign, Inc. (a)	1,900	103,512

Western Union Co. (The)	6,700	113,900

		5,896,850

Total Common Stocks & Other Equity Interests (Cost $13,850,683)		13,878,354

Money Market Funds–13.64%

Liquid Assets Portfolio –Institutional Class (b)	1,098,944	1,098,944

Premier Portfolio –Institutional Class (b)	1,098,943	1,098,943

Total Money Market Funds (Cost $2,197,887)		2,197,887

TOTAL INVESTMENTS–99.75% (Cost $16,048,570)		16,076,241

OTHER ASSETS LESS LIABILITIES–0.25%		39,446

NET ASSETS–100.00%		$16,115,687

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Open Total Return Swap Agreements

Reference Entity	Counterparty	Expiration Date	Floating Rate (1)	Notional Value	Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Australia Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	$ (293,338)	$(21,549)	$(314,867)
Canada Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(857,941)	21,072	(836,615)
Denmark Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(309,199)	(28,584)	(337,755)
Germany Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(1,182,256)	(46,025)	(1,228,248)
Hong Kong Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(431,783)	(12,824)	(444,607)
Japan Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(3,323,088)	(94,900)	(3,417,753)
New Zealand Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(61,497)	1,292	(60,205)
Norway Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(321,865)	4,168	(317,515)
Singapore Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(127,605)	(3,965)	(131,570)
Sweden Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(167,609)	(128)	(167,730)
Switzerland Equity Securities- Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(488,863)	4,175	(484,688)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(781,708)	(1,202)	(782,910)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds Floating Rate	(5,699,324)	84,205	(5,612,105)
Total Return Swap Agreements – Equity Risk					$ (94,265)(2)(3)	$(14,136,568)

(1) The Fund receives or pays the total return on a portfolio of short positions underlying the total return swap, and pays or receives a specific rate which is denominated in the currencies of the securities underlying the total return swap. The Total Return Swaps is settled in U.S. Dollar.

(2) Amount includes $(3,772) of dividends and financing fees payable from the Fund to the Counterparty.

(3) Swaps are collateralized by $425,549 cash held with Morgan Stanley & Co. LLC the Counterparty.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Do. LLC as of January 31, 2015.

	Shares	Value

Equity Securities - Short

Australia

ALS Ltd.	(14,295)	$(54,503)

Crown Resorts Ltd.	(24,586)	(260,364)

		(314,867)

Canada

AltaGas Ltd.	(4,300)	(145,330)

Enbridge Inc.	(3,100)	(150,181)

Gildan Activewear Inc.	(1,300)	(75,902)

MEG Energy Corp.	(3,900)	(59,490)

Northland Power Inc.	(3,500)	(47,108)

Paramount Resources Ltd. -Class A	(4,000)	(89,760)

Rogers Communications, Inc. -Class B	(2,200)	(78,234)

Tahoe Resources Inc.	(5,100)	(69,606)

Tourmaline Oil Corp.	(4,400)	(121,004)

		(836,615)

Denmark

Genmab A/S	(5,023)	(337,755)

Germany

adidas AG	(1,258)	(86,984)

Alstom S.A.	(2,684)	(88,319)

Andritz AG	(824)	(44,694)

ASML Holding N.V.	(1,498)	(157,899)

Deutsche Wohnen AG	(3,306)	(86,072)

Galp Energia SGPS, S.A. – Class B	(8,754)	(92,629)

MorphoSys AG	(417)	(35,812)

OCI N.V.	(3,020)	(106,763)

Remy Cointreau SA	(2,269)	(168,171)

ThyssenKrupp AG	(1,555)	(40,572)

Volkswagen AG -Preference Shares	(136)	(30,475)

World Duty Free SpA	(26,255)	(289,858)

		(1,228,248)

Hong Kong

Esprit Holdings Ltd.	(88,700)	(100,116)

Hong Kong & China Gas Co. Ltd.	(45,000)	(103,324)

Melco International Development Ltd.	(120,000)	(241,167)

		(444,607)

Japan

ASICS Corp.	(6,800)	(168,509)

Chiyoda Corp.	(3,000)	(23,350)

Dentsu Inc.	(1,100)	(45,619)

Fast Retailing Co. Ltd.	(300)	(112,458)

Hamamatsu Photonics K.K.	(700)	(33,322)

Hulic Co. Ltd.	(9,200)	(84,534)

Isetan Mitsukoshi Holdings Ltd.	(18,200)	(260,376)

Keyence Corp.	(500)	(236,268)

Kikkoman Corp.	(2,000)	(59,525)

Kintetsu Corp.	(8,000)	(28,340)

	Shares	Value

Japan–(continued)

Kyushu Electric Power Co. Inc.	(15,000)	$(146,002)

M3 Inc.	(4,200)	(85,195)

Mazda Motor Corp.	(7,400)	(154,232)

Mitsui Chemicals Inc.	(58,000)	(171,387)

NGK Spark Plug Co., Ltd.	(2,000)	(59,951)

Nintendo Co., Ltd.	(3,400)	(330,938)

Nippon Paint Holdings Co., Ltd.	(2,000)	(63,357)

Ono Pharmaceutical Co. Ltd.	(2,300)	(244,827)

Sharp Corp.	(11,000)	(21,732)

Shimadzu Corp.	(5,000)	(52,457)

SoftBank Corp.	(600)	(35,577)

Sugi Holdings Co. Ltd.	(4,800)	(226,859)

Sumitomo Realty & Development Co. Ltd.	(1,000)	(32,232)

Suzuken Co., Ltd.	(1,600)	(45,440)

Temp Holdings Co. Ltd.	(1,800)	(61,465)

Topcon Corp.	(11,200)	(224,706)

Tsuruha Holdings Inc.	(4,400)	(297,880)

Yamaha Motor Co. Ltd.	(5,000)	(111,215)

		(3,417,753)

New Zealand

Auckland International Airport Ltd.	(18,597)	(60,205)

Norway

Schibsted ASA	(4,568)	(295,644)

Telenor ASA	(1,016)	(21,871)

		(317,515)

Singapore

Ezion Holdings Ltd.	(104,400)	(98,010)

Keppel Land Ltd.	(10,000)	(33,560)

		(131,570)

Sweden

Volvo AB -Class B	(14,322)	(167,730)

Switzerland

Barry Callebaut AG	(49)	(48,931)

Panalpina Welttransport Holding AG	(249)	(30,505)

Swiss Prime Site AG (a)	(2,875)	(249,836)

Syngenta AG	(477)	(155,416)

		(484,688)

United Kingdom

ASOS PLC	(1,900)	(78,608)

Diageo PLC	(3,142)	(93,224)

Glencore PLC	(8,319)	(31,185)

Intertek Group PLC	(2,233)	(77,117)

Melrose Industries PLC	(18,470)	(73,717)

Ophir Energy PLC	(58,311)	(117,945)

Petrofac Ltd.	(8,324)	(88,510)

Polyus Gold International Ltd.	(9,397)	(27,350)

Telecom Plus PLC	(5,735)	(94,062)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

United Kingdom-(continued)

UBM PLC	(12,689)	$(101,192)

		(782,910)

United States

ACI Worldwide Inc.	(2,100)	(38,787)

Alexander & Baldwin Inc.	(3,900)	(149,214)

Amazon.com Inc.	(400)	(141,812)

Armstrong World Industries Inc.	(1,300)	(65,910)

Arthur J Gallagher & Co.	(1,300)	(57,759)

Ascena Retail Group, Inc.	(3,400)	(39,304)

Atwood Oceanics Inc.	(600)	(17,148)

B/E Aerospace Inc.	(4,400)	(256,652)

BioMarin Pharmaceutical Inc.	(2,700)	(262,332)

Carpenter Technology Corp.	(2,300)	(87,262)

Cepheid, Inc.	(500)	(28,255)

Clean Harbors, Inc.	(500)	(23,660)

Colfax Corp.	(3,200)	(144,992)

Cooper Cos Inc. (The)	(500)	(78,825)

Cree Inc.	(2,400)	(84,864)

Cypress Semiconductor Corp.	(11,700)	(172,341)

Darling Ingredients Inc.	(8,500)	(144,330)

DigitalGlobe Inc.	(1,200)	(32,268)

Duke Energy Corp.	(700)	(60,998)

Fastenal Co.	(5,300)	(235,320)

Finisar Corp.	(4,000)	(72,560)

First Niagara Financial Group Inc.	(7,300)	(59,276)

Five Below Inc.	(800)	(26,656)

FMC Corp.	(1,100)	(63,250)

Fortune Brands Home & Security Inc.	(5,500)	(246,345)

Genesee & Wyoming Inc. -Class A	(1,100)	(90,695)

Golar LNG Ltd.	(1,100)	(31,196)

Gulfport Energy Corp.	(2,200)	(84,678)

Haemonetics Corp.	(3,600)	(142,560)

Hexcel Corp.	(2,100)	(92,883)

Howard Hughes Corp. (The)	(200)	(26,126)

Liberty Global PLC -Class A	(1,000)	(46,720)

Life Time Fitness, Inc.	(1,400)	(76,538)

Madison Square Garden Co. (The) -Class A	(400)	(30,300)

Markel Corp.	(300)	(205,008)

Men’s Wearhouse Inc. (The)	(2,000)	(92,940)

National Instruments Corp.	(5,900)	(177,472)

NCR Corp.	(5,300)	(134,620)

NetSuite Inc.	(700)	(68,901)

Northeast Utilities	(2,700)	(150,066)

Owens Corning	(1,700)	(68,085)

Panera Bread Co. -Class A	(200)	(34,372)

Pentair PLC	(600)	(37,086)

Perrigo Co PLC	(400)	(60,696)

PVH Corp.	(400)	(44,104)

salesforce.com. inc.	(400)	(22,580)

SBA Communications Corp. -Class A	(1,800)	(210,060)

SemGroup Corp.	(1,300)	(87,529)

Semtech Corp.	(1,700)	(43,282)

SYNNEX Corp.	(1,100)	(81,609)

T-Mobile US, Inc.	(1,000)	(30,180)

Tractor Supply Co.	(600)	(48,702)

Trimble Navigation Ltd	(6,200)	(147,808)

Triumph Group, Inc.	(2,300)	(131,238)

	Shares	Value

United States–(continued)

Ulta Salon Cosmetics & Fragrance, Inc.	(200)	$(26,388)

Ultimate Software Group, Inc. (The)	(700)	(103,607)

Verizon Communications Inc.	(1,000)	(45,710)

ViaSat, Inc.	(4,400)	(247,368)

Williams Cos Inc. (The)	(2,300)	(100,878)

		(5,612,105)

Total Equity Securities - Short		$(14,136,568)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of

Invesco Global Market Neutral Fund

A.	Security Valuations – (continued)

Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Global Market Neutral Fund

E.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

F.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Invesco Global Market Neutral Fund

NOTE 2 -- Additional Valuation Information-(continued)

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2015, there were transfers from Level 1 to Level 2 of $1,394,853 and from Level 2 to Level 1 of $584,320, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total

Australia	$--	$374,094	$--	$374,094

Belgium	--	126,065	--	126,065

Canada	616,275	--	--	616,275

Denmark	--	496,522	--	496,522

Finland	--	69,901	--	69,901

France	47,955	232,000	--	279,955

Germany	358,941	83,760	--	442,701

Hong Kong	--	203,796	--	203,796

Israel	76,561	--	--	76,561

Japan	--	3,165,926	--	3,165,926

Luxembourg	--	73,246	--	73,246

Macau	--	105,690	--	105,690

Netherlands	198,350	53,539	--	251,889

New Zealand	--	114,382	--	114,382

Norway	--	169,963	--	169,963

Sweden	--	228,277	--	228,277

Switzerland	205,394	75,456	--	280,850

United Kingdom	55,608	849,803	--	905,411

United States	8,094,737	--	--	8,094,737

	9,653,821	6,422,420	--	16,076,241

Swap Agreements*	--	(94,265)	--	(94,265)

Total Investments	$9,653,821	$6,328,155	$--	$15,981,976

* Unrealized appreciation (depreciation).

Invesco Global Market Neutral Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements	$114,912	$(209,177)

  Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain (Loss):
Equity risk	$(835,142)
Change in Unrealized Appreciation:
Equity risk	728,346
Total	$(106,796)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average Notional Value	$4,304,678

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $5,073,096 and $5,132,290, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$870,711
Aggregate unrealized (depreciation) of investment securities	(843,040)
Net unrealized appreciation of investment securities	$27,671
Cost of investments is the same for tax purposes and financial reporting.

Invesco Global Market Neutral Fund

Invesco Global Markets Strategy Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	GMS-QTR-1 01/15	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2015

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–32.71%

U.S. Treasury Bills–17.34%(a)

U.S. Treasury Bills (b)	0.07%	06/04/15	$4,000,000	$3,999,728
U.S. Treasury Bills (b)	0.09%	07/09/15	5,800,000	5,799,239
U.S. Treasury Bills (b)	0.08%	07/16/15	8,700,000	8,698,610
U.S. Treasury Bills	0.07%	07/23/15	8,120,000	8,118,262
U.S. Treasury Bills (b)	0.07%	07/30/15	5,410,000	5,408,794
				32,024,633

U.S. Treasury Notes–15.37%(c)

U.S. Treasury Notes	0.06%	01/31/16	6,410,000	6,409,243
U.S. Treasury Notes (d)	0.08%	04/30/16	19,075,000	19,075,507
U.S. Treasury Notes	0.09%	07/31/16	2,910,000	2,910,147
				28,394,897
Total U.S. Treasury Securities (Cost $60,416,415)				60,419,530

			Shares
Money Market Funds–67.35%

Liquid Assets Portfolio—Institutional Class (e)			45,114,564	45,114,564
Premier Portfolio—Institutional Class (e)			45,114,564	45,114,564
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland)—Institutional Class (e)			34,167,789	34,167,789
Total Money Market Funds (Cost $124,396,917)				124,396,917
TOTAL INVESTMENTS–100.06% (Cost $184,813,332)				184,816,447
OTHER ASSETS LESS LIABILITIES–(0.06)%				(111,631)
NET ASSETS–100.00%				$184,704,816

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Open Futures Contracts
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Short		72	July-2015	$(4,109,760)	$172,915
Cotton No.2	Short		217	March-2015	(6,440,560)	17,083
Gas Oil	Short		102	March-2015	(4,865,400)	(28,356)
Gasoline Reformulated Blendstock Oxygenate Blending	Short		41	March-2015	(2,546,494)	(186,779)
Heating Oil	Short		25	March-2015	(1,785,840)	53,461
Silver	Short		47	March-2015	(4,043,880)	(160,186)
Soybean	Short		108	March-2015	(5,189,400)	461,806
WTI Crude	Short		86	March-2015	(4,148,640)	283,772
Subtotal–Commodity Risk						613,716
Australia 10 Year Bonds	Long		268	March-2015	27,481,229	1,041,956
Canada 10 Year Bonds	Long		138	March-2015	15,823,565	978,486
Euro Bonds	Long		89	March-2015	16,029,852	565,813
Japan 10 Year Bonds	Long		10	March-2015	12,614,323	78,363
Long Gilt	Long		163	March-2015	30,409,379	1,827,379
U.S. Treasury 20 Year Bonds	Long		143	March-2015	21,633,219	1,451,370
Subtotal–Interest Rate Risk						5,943,367
Dow Jones EURO STOXX 50 Index	Long		109	March-2015	4,124,963	358,999
E-Mini S&P 500 Index	Long		67	March-2015	6,661,140	10,854
FTSE 100 Index	Short		10	March-2015	(1,009,991)	(41,919)
Hang Seng Index	Long		26	February-2015	4,114,327	(52,154)
Russell 2000 Index Mini	Long		54	March-2015	6,270,480	102,915
Tokyo Stock Price Index	Long		44	March-2015	5,300,009	(53,786)
Subtotal–Market Risk						324,909
Total Futures Contracts						$6,881,992
Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Commodity Strategy 1452 Excess Return Index on copper futures and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	9,100	October-2015	$4,169,074	$(90,841)
Pay a floating rate equal to the Barclays Capital Soymeal Nearby Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Barclays Bank PLC	140	January-2016	(140,901)	(1,380)
Pay a floating rate equal to the Barclays Commodity Strategy 1606 Excess Return Index on sugar futures and pay the product of (i) 0.41% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Barclays Bank PLC	8,890	October-2015	(2,761,370)	98,552
Pay a floating rate equal to the S&P GSCI Sugar Excess Return A141 Strategy and receive the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Goldman Sachs International	12,700	January-2016	(3,067,500)	0
Pay a floating rate equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	JPMorgan Chase Bank, N.A.	8,950	April-2015	(977,525)	16,898

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Swap Agreements (continued)	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay a floating rate equal to the S&P GSCI Aluminum Dynamic Roll Excess Return Index and pay the product of (i) 0.38% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Morgan Stanley Capital Services LLC	124,300	October-2015	$(13,346,638)	$(65,668)
Subtotal–Commodity Risk						(42,439)
Receive a return equal to LIFFE Long Gilt Futures multiplied by 0.01% of the Notional Value	Long	Goldman Sachs International	41	March-2015	7,648,985	303,278
Subtotal–Interest Rate Risk						303,278
Total Swap Agreements						$260,839

Investments Abbreviations:

LIFFE	— London International Financial Futures and Options Exchange

Notes to Consolidated Schedule of Investments:

(a) Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.

(b) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(c) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2015.

(d) All or a portion of the value was designated as collateral for swap agreements. See Note 1G and Note 3.

(e) The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Global Markets Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Global Markets Strategy Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

Invesco Global Markets Strategy Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.

Invesco Global Markets Strategy Fund

G.	Swap Agreements – (continued)

Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

H.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

I.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
J.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Global Markets Strategy Fund

	Level 1	Level 2	Level 3	Total
Money Market Funds	$124,396,917	$—	$—	$124,396,917
U.S. Treasury Securities	—	60,419,530	—	60,419,530
	124,396,917	60,419,530	—	184,816,447
Futures Contracts*	6,881,992	—	—	6,881,992
Swap Agreements*	—	260,839	—	260,839
Total Investments	$131,278,909	$60,680,369	$—	$191,959,278

* Unrealized appreciation.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts	$989,037	$(375,321)
Swap agreements	115,450	(157,889)
Interest rate risk:
Futures contracts	5,943,367	—
Swap agreements	303,278	—
Market risk:
Futures contracts	472,768	(147,859)
Total	$7,823,900	$(681,069)

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$6,407,687	$(1,846,912)
Interest rate risk	4,039,183	572,061
Market risk	(937,886)	—
Change in Unrealized Appreciation (Depreciation):
Commodity risk	(378,145)	385,898
Interest rate risk	3,969,005	42,124
Market risk	617,624	—
Total	$13,717,468	$ (846,829)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$217,714,317	$27,878,469

Invesco Global Markets Strategy Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $0 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,445
Aggregate unrealized (depreciation) of investment securities	(2,330)
Net unrealized appreciation of investment securities	$3,115
Cost of investments is the same for tax and financial reporting purposes.

Invesco Global Markets Strategy Fund

Invesco Global Targeted Returns Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	GTR-QTR-1 01/15	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2015

(Unaudited)

Consolidated Schedule of Investments in Affiliated Issuers–68.26%(a)

	% of Net Assets 01/31/15	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 01/31/15	Value 01/31/15
Domestic Equity Funds–14.66%
Invesco Comstock Fund-Class R6	9.14%	4,320,674	$926,276	$—	$(190,622)	$—	$36,276	208,337	$5,056,328
Invesco Diversified Dividend Fund-Class R6	5.52%	2,641,686	510,280	(67,780)	(28,664)	(651)	67,779	169,998	3,054,871
Total Domestic Equity Funds		6,962,360	1,436,556	(67,780)	(219,286)	(651)	104,055	378,335	8,111,199
Fixed-Income Funds–11.42%
Invesco High Yield Fund-Class R6	11.42%	5,038,366	1,426,785	—	(148,935)	—	82,782	1,495,195	6,316,216
Foreign Equity Funds–29.49%
Invesco Asia Pacific Growth Fund-Class Y	10.65%	5,329,933	1,088,847	(230,847)	(269,959)	(28,472)	230,847	186,259	5,889,502
Invesco European Growth Fund-Class Y	9.51%	4,319,208	1,542,847	(270,346)	(279,664)	(52,660)	270,347	152,005	5,259,385
Invesco International Growth Fund-Class R6	9.33%	4,393,322	1,047,255	—	(282,013)	—	212,256	158,627	5,158,564
Total Foreign Equity Funds		14,042,463	3,678,949	(501,193)	(831,636)	(81,132)	713,450	496,891	16,307,451
Money Market Funds–12.69%
Liquid Assets Portfolio-Institutional Class	0.94%	1,983,391	3,920,874	(5,383,973)	—	—	61	520,292	520,292
Premier Portfolio-Institutional Class	0.94%	1,983,392	3,920,874	(5,383,973)	—	—	23	520,293	520,293
STIC (Global Series) PLC-U.S. Dollar Liquidity Portfolio (Ireland)-Institutional Class	10.81%	—	5,986,348	(7,590)	—	—	139	5,978,758	5,978,758
Total Money Market Funds		3,966,783	13,828,096	(10,775,536)	—	—	223	7,019,343	7,019,343
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $38,332,360)	68.26%	$30,009,972	$20,370,386	$(11,344,509)	$(1,199,857)	$(81,783)	$900,510		$37,754,209

		Principal Amount

Sovereign Debt–5.61%(b)

Hungary Government Bond (Hungary), Series 23, Class A, Unsec. Bonds, 6.00%, 11/24/23	HUF	88,330,000	404,319
Hungary Government Bond (Hungary), Series 25, Class B, Unsec. Bonds, 5.50%, 06/24/25	HUF	26,290,000	118,956
Mexico Government Bond (Mexico), Series M 20, Sr. Unsec. Bonds, 10.00%, 12/05/24	MXN	5,336,700	485,783
Poland Government Bond (Poland), Series 1023, Unsec. Bonds, 4.00%, 10/25/23	PLN	3,364,000	1,060,462
South Africa Government Bond (South Africa), Series R186, Unsec. Bonds, 10.50%, 12/21/26	ZAR	9,449,000	1,035,754
Total Sovereign Debt (Cost $3,212,185)			3,105,274
OPTIONS PURCHASED–8.74% (Cost $4,003,429)			4,832,630
TOTAL INVESTMENTS–82.61% (Cost $45,547,974)			45,692,113
OTHER ASSETS LESS LIABILITIES–17.39%			9,615,753
NET ASSETS–100.00%			$55,307,866

Abbreviations:

HUF – Hungarian Forint	MXN – Mexican Peso	Unsec. – Unsecured
PLN – Polish Zloty	Sr. – Senior	ZAR – South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Foreign denominated security. Principal amount is denominated in the currency indicated.

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(c)		Value
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	31	HKD	9,600	HKD	14,880,000	$59,997
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	85	HKD	10,000	HKD	42,500,000	219,796
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	5	HKD	8,800	HKD	2,200,000	5,306
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	7	HKD	9,200	HKD	3,220,000	10,052
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	7	HKD	8,400	HKD	2,940,000	5,488
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	14	HKD	10,000	HKD	7,000,000	36,202
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	32	HKD	10,800	HKD	17,280,000	141,497
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	15	HKD	11,000	HKD	8,250,000	75,041
Subtotal - Over-The-Counter Index Put Options Purchased				196					$553,379

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(c)		Value
DAX Index	Call	Goldman Sachs International	12/18/15	77	EUR	12,200	EUR	4,697,000	$103,890
Subtotal - Exchange-Traded Index Call Options Purchased				77					103,890
FTSE MIB Index	Put	Bank of America Merrill Lynch	06/19/15	101	EUR	18,500	EUR	4,671,250	$180,611
SX5E Index	Put	Bank of America Merrill Lynch	06/19/15	24	EUR	2,800	EUR	672,000	13,533
SX5E Index	Put	Goldman Sachs International	06/19/15	10	EUR	2,650	EUR	265,000	3,763
SX5E Index	Put	Morgan Stanley Capital Services LLC	06/19/15	74	EUR	2,600	EUR	1,924,000	24,333
SX5E Index	Put	UBS	06/19/15	154	EUR	2,700	EUR	4,158,000	66,302
SX5E Index	Put	UBS	06/19/15	52	EUR	2,800	EUR	1,456,000	29,321
SX5E Index	Put	UBS	06/19/15	24	EUR	2,900	EUR	696,000	17,709
SX5E Index	Put	UBS	06/19/15	12	EUR	3,000	EUR	360,000	11,513
SX7E Index	Put	Bank of America Merrill Lynch	12/18/15	46	EUR	110	EUR	253,000	18,063
SX7E Index	Put	Bank of America Merrill Lynch	12/18/15	146	EUR	120	EUR	876,000	88,677
SX7E Index	Put	Bank of America Merrill Lynch	12/18/15	137	EUR	140	EUR	959,000	169,130
SX7E Index	Put	Deutsche Bank Securities Inc.	12/18/15	42	EUR	130	EUR	273,000	37,256
SX7E Index	Put	Goldman Sachs International	12/18/15	24	EUR	140	EUR	168,000	29,629
SX7E Index	Put	Morgan Stanley Capital Services LLC	12/18/15	7	EUR	130	EUR	45,500	6,209
SX7E Index	Put	UBS	12/18/15	70	EUR	130	EUR	455,000	62,094
SX7E Index	Put	UBS	12/18/15	1	EUR	140	EUR	7,000	1,235
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	13	GBP	6,200	GBP	806,000	54,626
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	3	GBP	6,400	GBP	192,000	15,475
UKX Index	Put	Goldman Sachs International	12/18/15	1	GBP	6,400	GBP	64,000	5,158
UKX Index	Put	Morgan Stanley Capital Services LLC	12/18/15	11	GBP	6,300	GBP	693,000	51,275
UKX Index	Put	UBS	12/18/15	2	GBP	6,500	GBP	130,000	11,401
UKX Index	Put	UBS	12/18/15	17	GBP	6,600	GBP	1,122,000	107,280
Subtotal - Exchange-Traded Index Put Options Purchased				971					$1,004,593
Total Index Options Purchased - Market Risk				1,244					$1,661,862

Abbreviations:

EUR - Euro

GBP – British Pound Sterling

HKD – Hong Kong Dollar

(c)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Put	Barclays Bank PLC	01/27/20	USD	1.222	EUR	640,440	$66,589
EUR versus USD	Put	Barclays Bank PLC	01/13/20	USD	1.270	EUR	338,440	43,824
EUR versus USD	Put	Goldman Sachs International	01/21/20	USD	1.253	EUR	310,284	37,232
EUR versus USD	Put	Goldman Sachs International	12/12/19	USD	1.350	EUR	2,792,791	503,238
Total Over-The-Counter Foreign Currency Options Purchased – Currency Risk								$650,883

Abbreviations:

EUR - Euro

USD – U.S. Dollar

Open Over-The-Counter Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
5 Year Interest Rate Swap	Call	Barclays	3.84%	Receive	3 Month USD LIBOR	08/22/24	$432,000	$63,171
5 Year Interest Rate Swap	Call	Barclays	3.47	Receive	3 Month USD LIBOR	12/02/24	792,000	98,660
5 Year Interest Rate Swap	Call	Barclays	3.90	Receive	3 Month USD LIBOR	08/01/24	5,760,000	863,206

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Swaptions Purchased – (continued)

Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
5 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	2.76	Receive	3 Month USD LIBOR	01/13/25	$1,800,000	$158,360
5 Year Interest Rate Swap	Call	Goldman Sachs International	2.62	Receive	3 Month USD LIBOR	01/27/25	720,000	58,721
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	3.70	Receive	3 Month USD LIBOR	09/03/24	6,217,000	857,076
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	3.75	Receive	3 Month USD LIBOR	09/04/24	2,988,000	420,691

Total Swaptions Purchased - Interest Rate Risk								$2,519,885

Total Options Purchased (Cost $4,003,429)								$4,832,630

Abbreviations:

LIBOR – London Interbank Offered Rate

USD – U.S. Dollar

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(c)		Value	Unrealized Appreciation (Depreciation)
DAX Index	Put	Morgan Stanley Capital Services LLC	02/20/15	8	EUR	8,900	$4,873	EUR	356,000	$305	$4,568
DAX Index	Put	Morgan Stanley Capital Services LLC	02/20/15	7	EUR	9,000	4,919	EUR	315,000	316	4,603
DAX Index	Put	Morgan Stanley Capital Services LLC	02/20/15	7	EUR	9,100	5,684	EUR	318,500	374	5,310
DAX Index	Put	UBS	04/17/15	8	EUR	9,500	11,211	EUR	380,000	4,983	6,228
DAX Index	Put	UBS	04/17/15	8	EUR	9,600	12,489	EUR	384,000	5,531	6,958
DAX Index	Put	UBS	04/17/15	8	EUR	9,400	10,074	EUR	376,000	4,494	5,580

Subtotal - Over-The-Counter Index Put Options Written				46			$49,250			$16,003	$33,247

Open Exchange-Traded Index Options Written(d)
CAC Index	Call	Goldman Sachs International	12/18/15	92	EUR	5,100	$103,636	EUR	4,692,000	$107,526	$(3,890)
Subtotal - Exchange-Traded Index Call Options Written				92			$103,636			$107,526	$(3,890)
DAX Index	Put	Bank of America Merrill Lynch	02/20/15	2	EUR	10,200	$1,035	EUR	102,000	$883	$152
DAX Index	Put	Bank of America Merrill Lynch	02/20/15	3	EUR	9,150	1,309	EUR	137,250	222	1,087
DAX Index	Put	Bank of America Merrill Lynch	02/20/15	2	EUR	9,700	1,428	EUR	97,000	341	1,087
DAX Index	Put	Bank of America Merrill Lynch	03/20/15	2	EUR	10,200	2,175	EUR	102,000	1,936	239
DAX Index	Put	Bank of America Merrill Lynch	03/20/15	3	EUR	9,150	2,254	EUR	137,250	793	1,461
DAX Index	Put	Bank of America Merrill Lynch	03/20/15	2	EUR	9,700	2,293	EUR	97,000	1,004	1,289
DAX Index	Put	Bank of America Merrill Lynch	04/17/15	2	EUR	10,200	2,915	EUR	102,000	2,682	233
DAX Index	Put	Bank of America Merrill Lynch	04/17/15	2	EUR	9,700	2,899	EUR	97,000	1,561	1,338
DAX Index	Put	UBS	03/20/15	8	EUR	9,250	9,897	EUR	370,000	2,368	7,529
DAX Index	Put	UBS	03/20/15	7	EUR	9,350	9,705	EUR	327,250	2,322	7,383
DAX Index	Put	UBS	03/20/15	7	EUR	9,450	10,961	EUR	330,750	2,602	8,359
IBEX 35 mini Futures	Put	Bank of America Merrill Lynch	06/19/15	487	EUR	9,500	189,540	EUR	4,626,500	172,247	17,293
SPX Index	Put	Morgan Stanley Capital Services LLC	02/20/15	2	USD	1,920	3,310	USD	384,000	3,300	10
SPX Index	Put	Morgan Stanley Capital Services LLC	02/20/15	4	USD	1,930	7,395	USD	772,000	7,400	(5)
SPX Index	Put	Morgan Stanley Capital Services LLC	02/20/15	3	USD	1,950	6,385	USD	585,000	6,885	(500)
SPX Index	Put	Morgan Stanley Capital Services LLC	02/20/15	3	USD	1,970	7,345	USD	591,000	8,745	(1,400)
SPX Index	Put	Morgan Stanley Capital Services LLC	03/20/15	2	USD	1,920	5,850	USD	384,000	6,660	(810)
SPX Index	Put	Morgan Stanley Capital Services LLC	04/17/15	4	USD	1,870	14,475	USD	748,000	13,640	835
SPX Index	Put	Morgan Stanley Capital Services LLC	04/17/15	3	USD	1,890	12,085	USD	567,000	11,490	595
SPX Index	Put	Morgan Stanley Capital Services LLC	04/17/15	3	USD	1,910	13,525	USD	573,000	12,840	685
SPX Index	Put	Morgan Stanley Capital Services LLC	04/17/15	1	USD	1,920	3,495	USD	192,000	4,500	(1,005)
SPX Index	Put	Morgan Stanley Capital Services LLC	04/17/15	1	USD	1,930	4,715	USD	193,000	4,790	(75)
SPX Index	Put	UBS	03/20/15	4	USD	1,940	11,835	USD	776,000	15,380	(3,545)
SPX Index	Put	UBS	03/20/15	3	USD	1,960	9,895	USD	588,000	13,530	(3,635)
SPX Index	Put	UBS	03/20/15	3	USD	1,980	11,395	USD	594,000	15,525	(4,130)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Exchange-Traded Index Options Written(d) – (continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(c)		Value	Unrealized Appreciation (Depreciation)
SX5E Index	Put	Bank of America Merrill Lynch	06/19/15	12	EUR	3,100	$31,867	EUR	372,000	$14,862	$17,005
SX5E Index	Put	Deutsche Bank Securities Inc.	06/19/15	16	EUR	3,000	28,869	EUR	480,000	15,350	13,519
SX5E Index	Put	Goldman Sachs International	06/19/15	5	EUR	2,950	19,486	EUR	147,500	4,209	15,277
SX5E Index	Put	Morgan Stanley Capital Services LLC	06/19/15	37	EUR	2,950	164,846	EUR	1,091,500	31,148	133,698
SX5E Index	Put	UBS	06/19/15	61	EUR	3,000	188,244	EUR	1,830,000	58,522	129,722
SX5E Index	Put	UBS	06/19/15	26	EUR	3,100	50,386	EUR	806,000	32,200	18,186
SX5E Index	Put	UBS	06/19/15	12	EUR	3,200	24,764	EUR	384,000	19,255	5,509
SX5E Index	Put	UBS	06/19/15	6	EUR	3,350	13,639	EUR	201,000	14,143	(504)
Subtotal - Exchange-Traded Index Put Options Written				738			$870,217			$503,335	$366,882
Total Index Options Written - Market Risk				876			$1,023,103			$626,864	$396,239

Currency Abbreviations:

EUR - Euro	USD - United States Dollar

(c)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.
(d)	Index options written collateralized by $1,638,684 cash held with Bank of America Merrill Lynch.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
CAD versus USD	Call	Deutsche Bank Securities Inc.	04/08/15	USD	1.21	$35,843	CAD	4,216,773	$209,217	$(173,374)
CAD versus USD	Call	Deutsche Bank Securities Inc.	04/08/15	USD	1.27	5,211	CAD	560,925	10,141	(4,930)
CAD versus USD	Call	Goldman Sachs International	04/08/15	USD	1.26	4,312	CAD	450,000	9,865	(5,553)
CAD versus USD	Call	Morgan Stanley Capital Services LLC	04/13/15	USD	1.21	6,095	CAD	500,000	24,989	(18,894)
USD versus EUR	Call	Barclays	01/27/20	EUR	1.22	66,630	USD	640,440	60,742	5,888
USD versus EUR	Call	Barclays	01/13/20	EUR	1.27	33,952	USD	338,440	25,244	8,708
USD versus EUR	Call	Goldman Sachs International	01/21/20	EUR	1.25	30,212	USD	310,284	25,288	4,924
USD versus EUR	Call	Goldman Sachs International	12/12/19	EUR	1.35	283,731	USD	2,792,791	134,840	148,891
Subtotal – Over-The Counter Foreign Currency Call Options Written						465,986			500,326	(34,340)
EUR versus USD	Put	Barclays	04/17/15	USD	1.07	4,278	EUR	640,440	4,251	27
EUR versus USD	Put	Deutsche Bank Securities Inc.	04/17/15	USD	1.10	25,274	EUR	3,424,131	44,031	(18,757)
Subtotal – Over-The Counter Foreign Currency Put Options Written						29,552			48,282	(18,730)
Total Foreign Currency Options Written - Currency Risk						$495,538			$548,608	$(53,070)

Currency Abbreviations:

EUR - Euro	USD - United States Dollar
CAD – Canadian Dollar

Open Over-The-Counter Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
5 Year Interest Rate Swap	Call	Barclays Bank PLC	2.65%	Receive	6 Month GBP LIBOR	09/05/16	$137,053	GBP	3,900,000	$375,276	$(238,223)
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	2.60	Receive	6 Month GBP LIBOR	09/02/16	101,432	GBP	2,891,000	269,024	(167,592)
5 Year Interest Rate Swap	Call	Goldman Sachs International	3.49	Receive	3 Month USD LIBOR	10/17/24	142,813	USD	2,130,000	267,943	(125,130)
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	2.67	Receive	6 Month GBP LIBOR	08/22/16	37,554	GBP	1,100,000	107,338	(69,784)
5 Year Interest Rate Swap	Call	Goldman Sachs International	1.97	Receive	6 Month GBP LIBOR	12/19/16	215,375	GBP	6,000,000	342,309	(126,934)
5 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	2.87	Receive	3 Month USD LIBOR	01/09/25	218,304	USD	3,090,000	288,229	(69,925)
5 Year Interest Rate Swap	Call	Goldman Sachs International	1.68	Receive	6 Month GBP LIBOR	01/13/17	175,891	GBP	5,000,000	215,727	(39,836)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Swaptions Written – (continued)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
5 Year Interest Rate Swap	Call	Barclays Bank PLC	1.67	Receive	6 Month GBP LIBOR	01/24/17	$93,540	GBP	2,640,000	$112,733	$(19,193)
5 Year Interest Rate Swap	Call	Goldman Sachs International	1.66	Receive	6 Month GBP LIBOR	01/27/17	34,620	GBP	1,000,000	42,393	(7,773)
5 Year Interest Rate Swap	Call	Goldman Sachs International	3.02	Receive	6 Month GBP LIBOR	02/24/16	310,634	GBP	8,000,000	986,225	(675,591)
5 Year Interest Rate Swap	Call	Barclays Bank PLC	3.06	Receive	6 Month GBP LIBOR	04/04/16	30,658	GBP	800,000	100,305	(69,647)
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	2.87	Receive	6 Month GBP LIBOR	07/25/16	31,417	GBP	900,000	99,767	(68,350)
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	2.93	Receive	6 Month GBP LIBOR	08/04/16	171,903	GBP	4,850,000	555,589	(383,686)
Total Swaptions Written - Interest Rate Risk							$1,701,194			$3,762,858	$(2,061,664)
Total - Options Written							$3,219,835			$4,938,330	$(1,718,495)

Abbreviations:

GBP – British Pound Sterling

LIBOR – London Interbank Offered Rate

USD – U.S. Dollar

Options Written Transactions
	Call Options
	Number of Contracts*		Notional Value		Notional Value		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of period	127		—	CHF	4,212,000	EUR	3,431,000	GBP	22,441,000	USD	2,130,000	$1,638,111
Written	110	CAD	5,727,698	CHF	78,000	EUR	5,491,000	GBP	14,640,000	USD	7,171,955	1,331,044
Closed	(145)			CHF	(4,290,000)	EUR	(4,230,000)		—		—	(698,339)
Exercised	—				—		—		—		—	—
Expired	—				—		—		—		—	—
End of period	92	CAD	5,727,698	CHF	—	EUR	4,692,000	GBP	37,081,000	USD	9,301,955	$2,270,816

	Put Options
	Number of Contracts*		Notional Value		Notional Value	Premiums Received
Beginning of period	582	EUR	10,154,250	USD	5,527,000	$706,900
Written	300	EUR	10,865,571	USD	6,947,000	376,690
Closed	—		—		—	—
Exercised	—		—		—	—
Expired	(98)	EUR	(2,987,750)	USD	(5,527,000)	(134,571)
End of period	784	EUR	18,032,071	USD	6,947,000	$949,019

*Does not include swaptions written and foreign currency options written.

Open Futures Contracts(e)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Long Gilt	Long	31	March-2015	$5,223,697	$199,629
Euro OAT 10 Year	Short	28	March-2015	(5,252,749)	(105,294)
Subtotal - Interest Rate Risk					94,335
CAA Index	Long	184	March-2015	1,343,163	(50,527)
E-Mini S&P 500 Index	Long	14	March-2015	1,391,880	(19,848)
FTSE 100 Index	Long	53	March-2015	5,352,951	292,720
Hang Seng China Enterprises Index	Long	47	February-2015	3,567,303	(127,573)
Dow Jones EURO STOXX 50	Short	54	March-2015	(2,043,560)	(212,402)
E-Mini S&P 500 Index	Short	54	March-2015	(5,368,680)	88,174
MSCI AC Asia Index	Short	22	March-2015	(836,669)	(29,800)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Futures Contracts(e) – (continued)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Nikkei 225	Short	7	March-2015	$(526,058)	$7,843
Russell 2000 Index Mini	Short	26	March-2015	(3,019,120)	(5,341)
SPI 200 Index	Short	17	March-2015	(1,832,698)	(138,049)
STOXX Europe 600 Index	Short	215	March-2015	(4,437,482)	(412,019)
Subtotal - Market Risk					(606,822)
Total - Futures Contracts					$(512,487)

(e)	Futures contracts collateralized by $2,183,346 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(f)
Counterparty/ Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Implied Credit Spread(g)	Expiration Date		Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00%	0.97%	December-2024	EUR	16,353,485	$(64,957)	$97,895
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.60	December-2019	EUR	16,353,485	(359,257)	(32,471)
Credit Suisse First Boston/CME	Markit CDX NA HY Index	Buy	(5.00)	3.68	December-2019	USD	3,140,000	(210,592)	38,340
Total - Credit Default Swap Agreements - Credit Risk								$(634,806)	$103,764

Abbreviations:

CME - Chicago Mercantile Exchange	ICE - Intercontinental Exchange
EUR - Euro	USD – U.S. Dollar

(g)	Implied credit spreads represent the current level as of January 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(f)
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.81%	March-2024	EUR	358,400	$(50,032)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.20	August-2024	EUR	362,000	(22,618)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.15	September-2024	EUR	1,263,000	(63,925)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.13	October-2024	EUR	532,304	(25,680)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.97	December-2024	EUR	176,000	(5,973)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.74	January-2025	EUR	846,000	(4,794)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.76	January-2025	EUR	672,360	(5,147)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	0.73	January-2025	EUR	801,000	(3,168)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.58	June-2024	EUR	258,580	(28,767)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.39	July-2024	EUR	445,380	(39,054)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.10	December-2023	EUR	3,635,500	(628,150)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.64	September-2024	JPY	121,952,000	(16,868)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.64	October-2024	JPY	36,551,087	(4,793)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.64	November-2024	JPY	679,000,000	(87,175)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.59	December-2024	JPY	109,272,000	(8,711)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.49	January-2025	JPY	166,404,000	1,450
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.50	January-2025	JPY	115,806,250	(452)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.67	July-2024	JPY	453,969,000	(75,642)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.67	July-2024	JPY	42,588,000	(7,082)
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.67	August-2021	GBP	550,000	49,734
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.65	August-2021	GBP	2,280,000	201,214
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.60	September-2021	GBP	1,445,500	122,005
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.65	September-2021	GBP	1,950,000	172,210

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(f) – (continued)
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.44%	October-2021	GBP	1,570,000	$110,899
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.33	October-2021	GBP	1,060,000	65,747
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.14	November-2021	GBP	1,019,000	48,369
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	1.97	December-2021	GBP	3,000,000	106,344
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	1.78	January-2022	GBP	2,550,000	47,409
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	1.68	January-2022	GBP	2,500,000	28,406
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	3.06	April-2021	GBP	400,000	50,993
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	1.67	January-2022	GBP	1,320,000	13,402
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	1.66	January-2022	GBP	500,000	4,770
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.87	July-2021	GBP	450,000	48,394
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.93	August-2021	GBP	2,425,000	271,592
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	3.02	February-2021	GBP	4,000,000	503,212
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.23	September-2034	JPY	139,374,000	58,952
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.25	October-2034	JPY	41,773,696	18,265
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.10	November-2034	JPY	776,000,000	235,055
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.01	December-2034	JPY	124,884,000	28,946
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	1.61	January-2035	JPY	190,176,000	(15,065)
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	1.73	January-2035	JPY	28,360,875	221
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.29	July-2034	JPY	518,822,000	259,700
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.30	July-2034	JPY	48,672,000	24,185
Subtotal – Centrally Cleared Interest Rate Swap Agreements							$1,378,378

Abbreviations:

CME - Chicago Mercantile Exchange	GBP - British Pound Sterling	LIBOR - London Interbank Offered Rate
EUR - Euro	JPY - Japanese Yen

(f)	Centrally cleared swap agreements collateralized by $1,279,776 cash held with Credit Suisse First Boston.

Open Over-The-Counter Interest Rate and Inflation Swap Agreements
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Deutsche Bank Securities Inc.	Receive	France CPI Ex Tobacco	0.40%	January-2019	EUR	8,900,000	$100,716
Deutsche Bank Securities Inc.	Receive	France CPI Ex Tobacco	0.40	January-2019	EUR	1,057,625	12,545
Deutsche Bank Securities Inc.	Receive	France CPI Ex Tobacco	0.74	January-2019	EUR	1,667,813	(4,196)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.58	January-2020	GBP	815,360	(6,655)
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.72	January-2020	GBP	1,155,175	(22,395)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.73	January-2020	GBP	9,800,000	(195,972)
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.73	January-2020	GBP	460,810	(9,301)
Barclays Bank PLC	Pay	3 Month STIBOR	3.41	December-2023	SEK	32,651,000	663,276
Citigroup Global Markets Inc.	Pay	3 Month STIBOR	2.80	March-2018	SEK	4,394,783	38,642
Goldman Sachs International	Pay	3 Month STIBOR	1.72	June-2024	SEK	3,262,000	15,672
Goldman Sachs International	Pay	3 Month STIBOR	2.45	July-2024	SEK	8,083,000	13,253
J.P. Morgan Chase Bank, N.A.	Pay	3 Month STIBOR	1.79	July-2018	SEK	3,173,200	53,302
Morgan Stanley Capital Services LLC	Pay	3 Month STIBOR	3.53	December-2017	SEK	3,312,000	31,856
Morgan Stanley Capital Services LLC	Pay	3 Month STIBOR	3.34	December-2017	SEK	2,337,930	32,083
Royal Bank of Scotland Securities Inc.	Pay	3 Month STIBOR	2.16	December-2017	SEK	11,616,000	97,712
Royal Bank of Scotland Securities Inc.	Pay	3 Month STIBOR	1.69	December-2023	SEK	7,336,800	5,493
Royal Bank of Scotland Securities Inc.	Pay	3 Month STIBOR	1.69	December-2023	SEK	6,982,500	3,852
Royal Bank of Scotland Securities Inc.	Pay	3 Month STIBOR	1.88	May-2018	SEK	4,099,680	43,526
Deutsche Bank Securities Inc.	Pay	France CPI Ex Tobacco	0.70	January-2021	EUR	1,057,625	(21,469)
Deutsche Bank Securities Inc.	Pay	France CPI Ex Tobacco	0.71	January-2021	EUR	8,900,000	(169,470)
Deutsche Bank Securities Inc.	Pay	France CPI Ex Tobacco	1.03	January-2021	EUR	1,667,813	2,689

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Interest Rate and Inflation Swap Agreements – (continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.81%	January-2025	GBP	815,360	$10,896
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.93	January-2025	GBP	460,810	15,780
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.932	January-2025	GBP	1,155,175	39,971
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.938	January-2025	GBP	9,800,000	348,640
Subtotal – Over-The-Counter Interest Rate Swap and Inflation Agreements							$1,100,446
Total Interest Rate and Inflation Swap Agreements - Interest Rate Risk							$2,478,824

Abbreviations:

CPI – Consumer Price Index	RPI – Retail Price Index
EUR – Euro	SEK - Swedish Krona
GBP – Great British Pound	STIBOR - Stockholm Interbank Offered Rate

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	S&P 500 Index	Pay	21.40%	December-2015	USD	(1,375)	$(937)
Goldman Sachs International	S&P 500 Index	Pay	19.40	December-2015	USD	(2,343)	(2,645)
Goldman Sachs International	S&P 500 Index	Pay	19.40	December-2015	USD	(2,343)	(2,645)
Goldman Sachs International	S&P 500 Index	Pay	19.30	December-2015	USD	(3,630)	(7,937)
Goldman Sachs International	S&P 500 Index	Pay	19.30	December-2015	USD	(3,630)	(7,937)
Goldman Sachs International	S&P 500 Index	Pay	20.85	December-2015	USD	(2,750)	(2,999)
Goldman Sachs International	S&P 500 Index	Pay	20.85	December-2015	USD	(2,750)	(2,999)
Goldman Sachs International	S&P 500 Index	Pay	21.40	December-2015	USD	(1,375)	(937)
HSBC New York	S&P 500 Index	Pay	20.00	December-2015	USD	(2,750)	(6,225)
HSBC New York	S&P 500 Index	Pay	20.00	December-2015	USD	(2,750)	(6,225)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.30	December-2015	USD	(3,360)	(5,143)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.30	December-2015	USD	(3,360)	(5,143)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.40	December-2015	USD	(2,895)	(4,658)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.40	December-2015	USD	(2,895)	(4,658)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.35	December-2015	USD	(5,810)	(10,208)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.35	December-2015	USD	(5,810)	(10,208)
HSBC New York	S&P 500 Index	Pay	18.10	December-2015	USD	(2,500)	(2,171)
HSBC New York	S&P 500 Index	Pay	17.90	December-2015	USD	(3,000)	(4,108)
HSBC New York	S&P 500 Index	Pay	17.90	December-2015	USD	(3,000)	(4,108)
HSBC New York	S&P 500 Index	Pay	18.30	December-2015	USD	(2,100)	(2,331)
HSBC New York	S&P 500 Index	Pay	18.30	December-2015	USD	(2,100)	(2,331)
UBS	S&P 500 Index	Pay	18.10	December-2015	USD	(2,500)	(2,171)
Barclays Bank PLC	Hang Seng China Enterprise Index	Receive	29.25	December-2015	HKD	10,660	(1,971)
Deutsche Bank Securities Inc.	Hang Seng China Enterprise Index	Receive	30.90	December-2015	HKD	158,920	(59,181)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	26.99	December-2015	HKD	28,146	4,354
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	27.20	December-2015	HKD	15,252	1,296
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.00	December-2015	HKD	33,372	(628)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.35	December-2015	HKD	21,320	(449)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.35	December-2015	HKD	15,918	(6,757)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	32.40	December-2016	HKD	28,607	(4,753)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.65	December-2015	HKD	14,873	3,261
HSBC New York	Hang Seng China Enterprise Index	Receive	25.50	December-2015	HKD	15,500	847
HSBC New York	Hang Seng China Enterprise Index	Receive	25.60	December-2015	HKD	38,759	(174)
HSBC New York	Hang Seng China Enterprise Index	Receive	26.05	December-2015	HKD	16,276	0
HSBC New York	Hang Seng China Enterprise Index	Receive	27.00	December-2015	HKD	52,749	5,878
HSBC New York	Hang Seng China Enterprise Index	Receive	27.75	December-2015	HKD	19,066	254
HSBC New York	Hang Seng China Enterprise Index	Receive	28.40	December-2015	HKD	21,318	(1,355)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	25.25	December-2015	HKD	20,569	4,432

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements – (continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	25.70%	December-2015	HKD	45,029	$6,818
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	25.80	December-2015	HKD	26,040	2,801
Societe Generale	Hang Seng China Enterprise Index	Receive	26.45	December-2015	HKD	680	126
Societe Generale	Hang Seng China Enterprise Index	Receive	27.50	December-2015	HKD	11,472	524
Barclays Bank PLC	Hang Seng Index	Receive	23.65	December-2015	HKD	10,660	(1,487)
Goldman Sachs International	Hang Seng Index	Receive	21.99	December-2015	HKD	28,146	(358)
Goldman Sachs International	Hang Seng Index	Receive	22.95	December-2015	HKD	21,320	(1,370)
Goldman Sachs International	Hang Seng Index	Receive	21.80	December-2015	HKD	14,873	(1,322)
HSBC New York	Hang Seng Index	Receive	21.05	December-2015	HKD	15,500	(2,040)
HSBC New York	Hang Seng Index	Receive	21.40	December-2015	HKD	16,276	(2,541)
HSBC New York	Hang Seng Index	Receive	23.15	December-2015	HKD	21,318	(1,289)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	21.35	December-2015	HKD	20,569	(1,418)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	21.60	December-2015	HKD	45,029	(4,514)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	22.40	December-2015	HKD	26,040	(5,759)
UBS	Hang Seng Index	Receive	21.00	December-2015	HKD	31,007	(4,763)
Total - Variance Swap Agreements - Market Risk							$(170,262)

Currency Abbreviations:

HKD - Hong Kong Dollar	USD - United States Dollar

Open Over-The-Counter Volatility Swap Agreements
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	USD/JPY	Pay	9.60%	October-2016	USD	(6,457)	$(14,537)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.45	September-2016	USD	(12,450)	(27,920)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.60	August-2016	USD	(3,600)	(7,187)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.53	November-2016	USD	(12,800)	(16,330)
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.35	January-2017	USD	(4,500)	(2,983)
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.55	January-2017	USD	(9,000)	(4,496)
Deutsche Bank Securities Inc.	USD/JPY	Pay	12.15	December-2016	USD	(3,564)	814
Deutsche Bank Securities Inc.	USD/JPY	Pay	8.75	July-2016	USD	(4,500)	(11,691)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.00	June-2016	USD	(1,578)	(3,239)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.05	June-2016	USD	(2,625)	(4,999)
Goldman Sachs International	USD/JPY	Pay	11.32	January-2017	USD	(13,500)	(9,105)
Goldman Sachs International	USD/JPY	Pay	9.05	June-2016	USD	(36,000)	(72,100)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	8.90	June-2016	USD	(4,000)	(8,567)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.20	September-2016	USD	(2,585)	(6,372)
Citigroup Global Markets Inc.	AUD/JPY	Receive	10.68	October-2016	AUD	2,984	6,379
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	June-2016	AUD	4,107	5,893
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	September-2016	AUD	13,339	25,745
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.40	November-2016	AUD	14,700	23,666
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.30	July-2016	AUD	4,763	9,553
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	June-2016	AUD	4,000	5,740
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.90	June-2016	AUD	2,794	3,389
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.90	January-2017	AUD	3,735	5,341
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.17	December-2016	AUD	13,968	9,947
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.65	January-2017	AUD	11,360	9,833
Goldman Sachs International	AUD/JPY	Receive	12.08	January-2017	AUD	16,580	21,616
Goldman Sachs International	AUD/JPY	Receive	11.00	June-2016	AUD	36,000	43,537
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.80	September-2016	AUD	2,767	5,110
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.90	August-2016	AUD	3,881	6,608
Total - Volatility Swap Agreements - Currency Risk							$(6,355)

Currency Abbreviations:

AUD - Australian Dollar	USD - United States Dollar
JPY - Japanese Yen

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts
		Contract to					Unrealized
Settlement Date	Counterparty		Deliver		Receive	Notional Value	Appreciation (Depreciation)
02/02/2015	Deutsche Bank Securities Inc.	INR	3,411,309	USD	55,469	$55,097	$372
02/02/2015	Deutsche Bank Securities Inc.	USD	54,668	INR	3,411,309	55,097	429
02/03/2015	Citigroup Global Markets Inc.	CAD	637,560	USD	533,531	501,793	31,738
02/03/2015	Citigroup Global Markets Inc.	USD	5,073,484	CAD	6,308,877	4,965,415	(108,069)
02/03/2015	Citigroup Global Markets Inc.	USD	2,083,719	GBP	1,383,336	2,083,382	(337)
02/03/2015	Citigroup Global Markets Inc.	USD	49,972	INR	3,084,250	49,803	(169)
02/03/2015	Deutsche Bank Securities Inc.	AUD	461,557	USD	395,666	359,054	36,612
02/03/2015	Deutsche Bank Securities Inc.	CHF	909,108	USD	949,367	990,184	(40,817)
02/03/2015	Deutsche Bank Securities Inc.	CNY	26,557,139	USD	4,302,369	4,254,597	47,772
02/03/2015	Deutsche Bank Securities Inc.	IDR	6,575,874,516	USD	520,670	517,873	2,797
02/03/2015	Deutsche Bank Securities Inc.	INR	245,526,059	USD	3,989,699	3,964,614	25,085
02/03/2015	Deutsche Bank Securities Inc.	KRW	683,718,916	USD	619,320	624,354	(5,034)
02/03/2015	Deutsche Bank Securities Inc.	PHP	2,423,790	USD	54,223	54,923	(700)
02/03/2015	Deutsche Bank Securities Inc.	SGD	40,083	USD	30,004	29,627	377
02/03/2015	Deutsche Bank Securities Inc.	THB	1,184,040	USD	36,022	36,190	(168)
02/03/2015	Deutsche Bank Securities Inc.	USD	6,380,160	CNY	39,659,139	6,353,609	(26,551)
02/03/2015	Deutsche Bank Securities Inc.	USD	525,154	IDR	6,575,874,516	517,873	(7,281)
02/03/2015	Deutsche Bank Securities Inc.	USD	3,837,505	INR	239,030,500	3,859,727	22,222
02/03/2015	Deutsche Bank Securities Inc.	USD	628,042	KRW	683,718,916	624,354	(3,688)
02/03/2015	Deutsche Bank Securities Inc.	USD	332,573	THB	10,835,230	331,174	(1,399)
02/03/2015	Goldman Sachs International	CAD	5,671,317	USD	4,950,447	4,463,622	486,825
02/03/2015	Goldman Sachs International	CHF	41,039	USD	47,732	44,699	3,033
02/03/2015	Goldman Sachs International	CNY	13,102,000	USD	2,125,258	2,099,011	26,247
02/03/2015	Goldman Sachs International	EUR	120,235	USD	139,269	135,869	3,400
02/03/2015	Goldman Sachs International	GBP	60,300	USD	91,170	90,816	354
02/03/2015	Goldman Sachs International	IDR	5,215,182,516	USD	425,382	410,713	14,669
02/03/2015	Goldman Sachs International	NOK	20,864,224	USD	2,691,984	2,700,399	(8,415)
02/03/2015	Goldman Sachs International	THB	9,651,190	USD	292,319	294,985	(2,666)
02/03/2015	Goldman Sachs International	USD	6,294,029	EUR	5,305,641	5,995,533	(298,496)
02/03/2015	Goldman Sachs International	USD	413,084	IDR	5,215,182,516	410,713	(2,371)
02/03/2015	Goldman Sachs International	USD	3,060,841	NOK	20,864,224	2,700,399	(360,442)
02/03/2015	State Street Bank & Trust Co.	AUD	58,939	USD	48,031	45,850	2,181
02/03/2015	State Street Bank & Trust Co.	CHF	116,852	USD	114,552	127,273	(12,721)
02/03/2015	State Street Bank & Trust Co.	EUR	5,185,406	USD	6,486,600	5,859,665	626,935
02/03/2015	State Street Bank & Trust Co.	GBP	5,823,016	USD	8,982,060	8,769,790	212,270
02/03/2015	State Street Bank & Trust Co.	SGD	313,244	USD	240,043	231,531	8,512
02/03/2015	State Street Bank & Trust Co.	USD	412,065	AUD	520,496	404,904	(7,161)
02/03/2015	State Street Bank & Trust Co.	USD	1,194,641	CHF	1,066,999	1,162,156	(32,485)
02/03/2015	State Street Bank & Trust Co.	USD	6,789,119	GBP	4,499,979	6,777,222	(11,897)
02/03/2015	State Street Bank & Trust Co.	USD	263,060	SGD	353,327	261,158	(1,902)
02/04/2015	Deutsche Bank Securities Inc.	USD	504,655	PHP	22,255,276	504,256	(399)
02/04/2015	State Street Bank & Trust Co.	PHP	19,831,486	USD	436,721	449,339	(12,618)
02/05/2015	Citigroup Global Markets Inc.	USD	4,062,749	GBP	2,697,288	4,062,209	(540)
02/05/2015	State Street Bank & Trust Co.	GBP	4,947,278	USD	7,472,277	7,450,771	21,506
02/05/2015	State Street Bank & Trust Co.	NOK	27,901,396	USD	3,590,208	3,611,003	(20,795)
02/05/2015	State Street Bank & Trust Co.	USD	3,405,526	GBP	2,249,990	3,388,562	(16,964)
02/05/2015	State Street Bank & Trust Co.	USD	925,854	NOK	7,037,173	910,752	(15,102)
02/23/2015	State Street Bank & Trust Co.	AUD	970,646	USD	793,186	754,207	38,979
02/23/2015	State Street Bank & Trust Co.	CHF	1,213,453	USD	1,393,697	1,322,964	70,733
02/23/2015	State Street Bank & Trust Co.	EUR	3,420,069	USD	3,964,186	3,865,294	98,892
02/23/2015	State Street Bank & Trust Co.	GBP	2,521,000	USD	3,798,238	3,796,219	2,019
02/23/2015	State Street Bank & Trust Co.	HKD	8,638,000	USD	1,114,238	1,114,204	34
02/23/2015	State Street Bank & Trust Co.	JPY	91,288,000	USD	777,207	777,586	(379)
02/23/2015	State Street Bank & Trust Co.	SEK	8,586,000	USD	1,057,765	1,037,907	19,858
02/23/2015	State Street Bank & Trust Co.	USD	43,830	AUD	54,000	41,959	(1,871)
02/23/2015	State Street Bank & Trust Co.	USD	1,421,504	CHF	1,213,453	1,322,965	(98,539)
02/23/2015	State Street Bank & Trust Co.	USD	106,602	EUR	95,000	107,367	765
02/02/2015	State Street Bank & Trust Co.	USD	4,651,574	GBP	3,070,741	4,624,040	(27,534)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts – (continued)
		Contract to
Settlement Date	Counterparty		Deliver		Receive	Notional Value	Unrealized Appreciation (Depreciation)
02/23/2015	State Street Bank & Trust Co.	USD	202,400	HKD	1,569,000	$202,383	$(17)
02/23/2015	State Street Bank & Trust Co.	USD	320,362	JPY	37,749,000	321,544	1,182
02/23/2015	State Street Bank & Trust Co.	USD	66,370	SEK	542,000	65,519	(851)
04/08/2015	Citigroup Global Markets Inc.	CAD	6,308,877	USD	5,068,491	4,961,575	106,916
04/08/2015	Citigroup Global Markets Inc.	GBP	4,080,624	USD	6,144,011	6,142,684	1,327
04/08/2015	Citigroup Global Markets Inc.	USD	198,082	INR	12,287,000	196,001	(2,081)
04/08/2015	Deutsche Bank Securities Inc.	CAD	578,376	USD	466,016	454,860	11,156
04/08/2015	Deutsche Bank Securities Inc.	CHF	40,986	USD	45,492	44,779	713
04/08/2015	Deutsche Bank Securities Inc.	CNY	33,620,635	USD	5,346,157	5,404,044	(57,887)
04/08/2015	Deutsche Bank Securities Inc.	EUR	115,635	USD	131,518	130,743	775
04/08/2015	Deutsche Bank Securities Inc.	GBP	58,573	USD	88,964	88,172	792
04/08/2015	Deutsche Bank Securities Inc.	IDR	5,895,528,516	USD	465,608	454,468	11,140
04/08/2015	Deutsche Bank Securities Inc.	KRW	341,859,458	USD	315,078	309,121	5,957
04/08/2015	Deutsche Bank Securities Inc.	PHP	22,255,276	USD	503,513	502,350	1,163
04/08/2015	Deutsche Bank Securities Inc.	THB	10,835,230	USD	331,049	329,765	1,284
04/08/2015	Deutsche Bank Securities Inc.	USD	3,962,015	INR	245,526,059	3,916,599	(45,416)
04/08/2015	Goldman Sachs International	EUR	2,512,850	USD	2,831,316	2,841,154	(9,838)
04/08/2015	State Street Bank & Trust Co.	AUD	520,496	USD	410,230	403,208	7,022
04/08/2015	State Street Bank & Trust Co.	CHF	1,066,999	USD	1,198,245	1,165,749	32,496
04/08/2015	State Street Bank & Trust Co.	GBP	113,451	USD	172,500	170,781	1,719
04/08/2015	State Street Bank & Trust Co.	SGD	353,327	USD	262,864	260,883	1,981
04/08/2015	State Street Bank & Trust Co.	USD	289,187	GBP	191,180	287,788	(1,399)
04/08/2015	State Street Bank & Trust Co.	USD	3,921,909	NOK	30,506,587	3,941,599	19,690
Total Forward Foreign Currency Contracts - Currency Risk							$764,930

Currency Abbreviations:

AUD - Australian Dollar	IDR - Indonesian Rupiah	SGD - Singapore Dollar
CAD - Canadian Dollar	INR - Indian Rupee	THB - Thai Baht
CHF - Swiss Franc	JPY - Japanese Yen	USD - United States Dollar
CNY - Chinese Yuan	KRW - South Korean Won
EUR - Euro	NOK - Norwegian Krone
GBP - British Pound Sterling	PHP - Philippine Peso
HKD - Hong Kong Dollar	SEK - Swedish Krona

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) will seek to gain exposure to the commodity market primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer

Invesco Global Targeted Returns Fund

A.	Security Valuations – (continued)

specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

Invesco Global Targeted Returns Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the

Invesco Global Targeted Returns Fund

G.	Swap Agreements – (continued)

central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of

Invesco Global Targeted Returns Fund

G.	Swap Agreements – (continued)

realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2015 for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Call Options Written and Purchased – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period for American style or on expiration date for European style so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the

Invesco Global Targeted Returns Fund

I.	Put Options Purchased and Written – (continued)

Consolidated Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
K.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$37,754,209	$—	$—	$37,754,209
Foreign Sovereign Debt Securities	—	3,105,274	—	3,105,274
Options Purchased	1,108,483	3,724,147	—	4,832,630
	38,862,692	6,829,421	—	45,692,113
Forward Foreign Currency Contracts*	—	764,930	—	764,930
Futures Contracts*	(512,487)	—	—	(512,487)
Options Written*	362,992	(2,081,487)	—	(1,718,495)
Swap Agreements*	—	2,405,971	—	2,405,971
Total Investments	$38,713,197	$7,918,835	$—	$46,632,032

* Forward Foreign Currency Contracts, Futures Contracts and Swap Agreements are valued at unrealized appreciation (depreciation). Options Written are shown at value.

Invesco Global Targeted Returns Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements (a)	$136,235	$(32,471)
Currency risk:
Forward foreign currency contracts	2,009,929	(1,244,999)
Options purchased (b)	650,883	—
Options written	168,438	(221,508)
Swap agreements	183,171	(189,526)
Interest rate risk:
Futures contracts (c)	199,629	(105,294)
Options purchased (b)	2,519,885	—
Options written	—	(2,061,664)
Swap agreements (a)	4,001,378	(1,522,554)
Market risk:
Futures contracts (c)	388,737	(995,559)
Options purchased (b)	1,661,862	—
Options written	415,738	(19,499)
Swap agreements	30,591	(200,853)
Total	$12,366,476	$(6,593,927)
(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.
(b)	Options purchased at value as reported in the Consolidated Schedule of Investments.
(c)	Includes cumulative appreciation (depreciation) of futures contracts.

Invesco Global Targeted Returns Fund

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Options Purchased	Options Written
Realized Gain (Loss):
Credit risk	$—	$—	$(31,073)	$—	$—
Currency risk	43,471	815,357	—	—	—
Interest rate risk	—	—	611,128	—	—
Market risk	338,707	—	(62,010)	(3,512)	153,502
Change in Unrealized Appreciation (Depreciation):
Credit risk	—	—	114,175	—	—
Currency risk	—	293,161	55,210	227,142	(53,070)
Interest rate risk	64,952	—	1,368,497	1,168,266	(1,606,383)
Market risk	(432,136)	—	117,900	(372,721)	139,267
Total	$14,994	$1,108,518	$2,173,827	$1,019,175	$(1,366,684)

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts, swap agreements, index options written, index options purchased, foreign currency options and swaptions outstanding during the period.

	Futures	Forward Foreign Currency Contracts	Swap Agreements	Index Options Written	Index Options Purchased	Foreign Currency Options	Swaptions
Average notional value	$32,738,312	$73,237,578	$148,546,612	$26,447,000	$99,457,083	$11,770,881	$49,246,000
Average contracts	—	—	—	751	1,025	—	—

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $17,240,205 and $5,513,690, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,888,015
Aggregate unrealized (depreciation) of investment securities	(1,749,896)
Net unrealized appreciation of investment securities	$138,119
Cost of investments for tax purposes is $45,553,994.

Invesco Global Targeted Returns Fund

Invesco International Total Return Fund
Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	ITR-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–82.75%(a)

Australia–2.11%

Australia Government Bond, Series 140, Sr. Unsec. Bonds, 4.50%, 04/21/33	AUD	1,200,000	$1,165,145

Austria–0.90%

OMV AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.75% (b)	EUR	400,000	493,997

Belgium–2.25%

Anheuser-Busch InBev N.V., Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 09/24/25	GBP	200,000	346,888
Belgium Government Bond, Series 71, Sr. Unsec. Euro Bonds, 3.75%, 06/22/45	EUR	500,000	894,115
			1,241,003

Brazil–1.04%

Votorantim Cimentos S.A., Sr. Unsec. Bonds, 3.25%, 04/25/21(c)	EUR	500,000	576,517

Canada–4.39%

Province of Ontario Canada, Unsec. Bonds, 3.45%, 06/02/45	CAD	2,700,000	2,422,148

Denmark–1.08%

Danske Bank AS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.68% (b)	GBP	170,000	266,740
TDC AS, Sr. Unsec. Medium-Term Euro Notes, 3.75%, 03/02/22	EUR	250,000	329,554
			596,294

France–0.91%

Banque Federative du Credit Mutuel S.A., Sr. Unsec. Medium-Term Euro Notes, 2.63%, 02/24/21	EUR	200,000	250,916
Electricite de France S.A., Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13% (b)	EUR	200,000	248,930
			499,846

Germany–15.69%

Bundesrepublik Deutschland, Unsec. Euro Bonds, 1.00%, 08/15/24	EUR	4,200,000	5,069,231
2.50%, 08/15/46	EUR	900,000	1,443,570

		Principal Amount	Value

Germany–(continued)

EnBW Energie Baden-Wuerttemberg AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 7.38%, 04/02/72	EUR	120,000	$151,194
HeidelbergCement Finance Luxembourg S.A., Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.25%, 10/21/21	EUR	100,000	125,201
Kreditanstalt fur Wiederaufbau, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/26	JPY	150,000,000	1,534,676
RWE AG, Jr. Unsec. Sub. Euro Notes, 7.00% (b)	GBP	200,000	332,640
			8,656,512

Italy–4.75%

Italy Buoni Poliennali Del Tesoro, Sr. Unsec. Euro Bonds, 5.00%, 03/01/25(c)	EUR	1,705,000	2,522,948
Manutencoop Facility Management SpA, REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 08/01/20(c)	EUR	100,000	97,745
			2,620,693

Japan–4.34%

Japan Government Forty Year Bond, Series 7, Sr. Unsec. Bonds, 1.70%, 03/20/54	JPY	40,000,000	370,572
Japan Government Twenty Year Bond, Series 122, Sr. Unsec. Bonds, 1.80%, 09/20/30	JPY	205,000,000	2,024,884
			2,395,456

Luxembourg–0.20%

Magnolia BC S.A., REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/20(c)	EUR	100,000	108,221

Netherlands–6.19%

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Unsec. Sub. Euro Bonds, 3.88%, 07/25/23	EUR	600,000	789,846
Netherlands Government Bond, Sr. Unsec. Euro Bonds, 2.75%, 01/15/47	EUR	700,000	1,164,338
Unsec. Euro Bonds, 5.50%, 01/15/28	EUR	800,000	1,460,882
			3,415,066

New Zealand–4.90%

New Zealand Government Bond, Series 521, Sr. Unsec. Bonds, 6.00%, 05/15/21	NZD	3,200,000	2,702,915

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

	Principal Amount		Value

Norway–3.09%

DNB Bank ASA, Unsec. Sub. Medium-Term Euro Notes, 4.75%, 03/08/22	EUR	250,000	$303,186
Norway Government Bond, Series 476, Unsec. Bonds, 3.00%, 03/14/24	NOK	9,400,000	1,400,836
			1,704,022

Poland–6.71%

Poland Government Bond, Series 0718, Unsec. Bonds, 2.50%, 07/25/18	PLN	800,000	222,546
Poland Government International Bond, Series 12, Sr. Unsec. Bonds, 1.05%, 11/08/17	JPY	400,000,000	3,477,663
			3,700,209

Portugal–1.13%

Portugal Obrigacoes do Tesouro OT, Sr. Unsec. Euro Bonds, 4.10%, 02/15/45(c)	EUR	500,000	625,546

South Korea–3.53%

Korea Treasury Bond, Series 2403, Sr. Unsec. Bonds, 3.50%, 03/10/24	KRW	1,200,000,000	1,214,546
Republic of Korea, Sr. Unsec. Euro Notes, 2.13%, 06/10/24	EUR	600,000	730,362
			1,944,908

Spain–5.04%

Spain Government Bond, Sr. Unsec. Euro Bonds, 2.75%, 10/31/24(c)	EUR	1,300,000	1,641,211
5.15%, 10/31/44(c)	EUR	650,000	1,139,613
			2,780,824

Supranational–2.49%

Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/27	JPY	130,000,000	1,373,711

Sweden–0.22%

Nordea Bank AB, Unsec. Sub. Medium-Term Euro Notes, 4.63%, 02/15/22	EUR	100,000	121,434

United Arab Emirates–0.53%

IPIC GMTN Ltd., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.88%, 03/14/21(c)	EUR	200,000	289,845

United Kingdom–9.64%

Abbey National Treasury Services PLC, Sr. Sec. Gtd. Mortgage- Backed Medium-Term Euro Notes, 5.25%, 02/16/29	GBP	200,000	414,310

	Principal Amount		Value

United Kingdom–(continued)

Bakkavor Finance 2 PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(c)	GBP	105,000	$162,292
Cabot Financial Luxembourg S.A., REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(c)	GBP	100,000	165,520
Direct Line Insurance Group PLC, Unsec. Sub. Gtd. Euro Notes, 9.25%, 04/27/42	GBP	150,000	297,519
Lloyds Bank PLC, Unsec. Sub. Medium-Term Euro Notes, 10.75%, 12/16/21	GBP	200,000	349,780
Lowell Group Financing PLC, REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(c)	GBP	100,000	163,412
Moy Park Bondco PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 6.25%, 05/29/21(c)	GBP	100,000	144,591
Nationwide Building Society, Jr. Unsec. Sub. Euro Bonds, 6.00% (b)	GBP	200,000	313,269
New Look Bondco I PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.75%, 05/14/18(c)	GBP	100,000	158,902
NGG Finance PLC, Unsec. Sub. Gtd. Euro Notes, 5.63%, 06/18/73	GBP	250,000	417,397
Odeon & UCI Finco PLC, REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(c)	GBP	100,000	148,351
Scottish Widows PLC, Unsec. Sub. Euro Notes, 5.50%, 06/16/23	GBP	150,000	252,513
SSE PLC, Jr. Unsec. Sub. Medium- Term Euro Notes, 5.45% (b)	GBP	400,000	614,225
Travelex Financing PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.00%, 08/01/18(c)	GBP	100,000	158,451
United Kingdom Gilt, Unsec. Bonds, 3.50%, 07/22/68	GBP	700,000	1,557,932
			5,318,464

United States–1.62%

Bank of America Corp., Series 8, Sr. Unsec. Bonds, 2.31%, 06/26/17	JPY	100,000,000	891,827
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $48,172,674)			45,644,603

U.S. Dollar Denominated Bonds and Notes–7.60%

Brazil–1.62%

Marfrig Holding Europe B.V., Sr. Unsec. Gtd. Notes, 6.88%, 06/24/19(c)		$200,000	176,190
Minerva Luxembourg S.A., Sr. Unsec. Gtd. Notes, 7.75%, 01/31/23(c)		250,000	241,250

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

	Principal Amount	Value

Brazil–(continued)

Rio Oil Finance Trust, Series 2014-1, Sr. Sec. Notes, 6.25%, 07/06/24(c)	$500,000	$478,485
		895,925

China–0.77%

Alibaba Group Holding Ltd., Sr. Unsec. Gtd. Notes, 4.50%, 11/28/34(c)	200,000	211,436
Bank of China Ltd., Unsec. Sub. Notes, 5.00%, 11/13/24(c)	200,000	213,851
		425,287

Mexico–0.55%

Petroleos Mexicanos, Sr. Unsec. Gtd. Notes, 4.50%, 01/23/26(c)	300,000	301,006

Russia–0.77%

Gazprom OAO Via Gaz Capital S.A., Sr. Unsec. Bonds, 4.30%, 11/12/15(c)	200,000	196,375
VimpelCom Holdings B.V., REGS, Sr. Unsec. Gtd. Euro Notes, 5.95%, 02/13/23(c)	300,000	230,250
		426,625

Switzerland–0.88%

Credit Suisse Group AG, Jr. Unsec. Sub. Notes, 6.25% (b)(c)	500,000	483,125

United Kingdom–1.01%

HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 5.63% (b)	250,000	254,608
Nationwide Building Society, Sr. Unsec. Notes, 2.35%, 01/21/20(c)	300,000	302,845
		557,453

United States–2.00%

Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	200,000	205,500
Chesapeake Energy Corp., Sr. Unsec. Gtd. Floating Rate Notes, 3.50%, 04/15/19(d)	200,000	195,000
EarthLink Holdings Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	200,000	201,500
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	200,000	184,500
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88% (b)	300,000	315,000
		1,101,500
Total U.S. Dollar Denominated Bonds and Notes (Cost $4,287,861)		4,190,921

	Principal Amount	Value

Collateralized Mortgage Obligations–4.26%

United States–4.26%

BLCP Hotel Trust, Series 2014-CLRN, Class C, Floating Rate Pass Through Ctfs., 2.12%, 08/15/29(c)(d)	$450,000	$451,996
COMM Mortgage Trust, Series 2013-LC6, Class B, Pass Through Ctfs., 3.74%, 01/10/46	300,000	314,981
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 2.94%, 04/19/36(d)	281,303	250,475
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 5.19%, 06/25/37(d)	294,365	271,666
WaMu Mortgage Pass-Through Trust, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.33%, 10/25/35(d)	290,218	282,425
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 5.36%, 08/25/35(d)	205,267	206,765
WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5, Pass Through Ctfs., 4.42%, 09/15/46	500,000	572,668
Total Collateralized Mortgage Obligations (Cost $2,274,816)		2,350,976

Non-Agency Obligations–1.06%

Freddie Mac, Series 2014-DN1, Class M2, Floating Rate STACR® Debt Notes, 2.37%, 02/25/24(c)(d)(e)	318,000	317,768
Series 2014-HQ2, Class M2, Floating Rate STACR® Debt Notes, 2.37%, 09/25/24(c)(d)(e)	275,000	269,481
Total Non-Agency Obligations (Cost $594,818)		587,249

Options Purchased–0.24% (Cost $95,170)(f)		131,532
TOTAL INVESTMENTS–95.91% (Cost $55,425,339)		52,905,281
OTHER ASSETS LESS LIABILITIES–4.09%		2,253,551

NET ASSETS–100.00%		$55,158,832

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

Investment Abbreviations:

AUD	—Australian Dollar	NOK	—Norwegian Krona
CAD	—Canadian Dollar	NZD	—New Zealand Dollar
Ctfs.	—Certificates	PLN	—Poland Zloty
EUR	—Euro	REGS	—Regulation S
GBP	—British Pound Sterling	Sec.	—Secured
Gtd.	—Guaranteed	Sr.	—Senior
JPY	—Japanese Yen	STACR®	—Structured Agency Credit Risk
Jr.	—Junior	Sub.	—Subordinated
KRW	—South Korean Won	Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(b)	Perpetual bond with no specified maturity date.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2015 was $11,977,223, which represented 21.71% of the Fund’s Net Assets.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2015.

(e)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(f)	The tables below detail options purchased:

Over-The-Counter Swaptions Purchased – Interest Rate Risk
Description	Currency	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Premium Rate	Floating Rate Index	Expiration Date	Notional Value	Value
30 Year Interest Rate Swap	USD	Put	Goldman Sachs International	3.45%	Pay	3 Month USD LIBOR	05/06/15	$1,000,000	$240

Abbreviations:

USD — U.S. Dollar

LIBOR – London Interbank Offered Rate

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
CHF versus JPY	Put	Barclays Bank PLC	07/23/15	JPY	126.30	CHF	1,100,000	$36,087
USD versus CAD	Call	Morgan Stanley Capital Services LLC	02/20/15	CAD	1.22	USD	1,200,000	46,814
USD versus CAD	Call	Morgan Stanley Capital Services LLC	02/20/15	CAD	1.26	USD	1,200,000	17,113
USD versus CHF	Call	Morgan Stanley Capital Services LLC	01/04/15	CHF	1.03	USD	2,000,000	2,350

USD versus CNH	Call	JP Morgan Chase	01/27/16	CNH	6.75	USD	1,200,000	16,210
USD versus SGD	Call	Bank of America Merrill Lynch	05/08/15	SGD	1.38	USD	1,800,000	12,718
Total Over–The –Counter Foreign Currency Options Purchased - Currency Risk								$131,292
Total Over–The –Counter Options Purchased - Currency Risk (Cost $95,170)								$131,532

Abbreviations:

CAD – Canadian Dollar	JPY – Japan Yen
CHF – Swiss Franc	SGD – Singapore Dollar
CNH – Chinese Yuan	USD - U.S. Dollar

Invesco International Total Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco International Total Return Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized

Invesco International Total Return Fund

E.	Forward Foreign Currency Contracts – (continued)

gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Call Options Written and Purchased – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco International Total Return Fund

H.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$2,350,976	$—	$2,350,976
Corporate Debt Securities	—	16,584,521	—	16,584,521
Foreign Sovereign Debt Securities	—	33,251,003	—	33,251,003
Non-Agency Obligations	—	587,249	—	587,249
Options Purchased	131,292	240	—	131,532
	131,292	52,773,989	—	52,905,281
Forward Foreign Currency Contracts*	—	344,825	—	344,825
Futures Contracts*	(408,390)	—	—	(408,390)
Options Written*	(37,881)	—	—	(37,881)
Total Investments	$(314,979)	$53,118,814	$—	$52,803,835

* Unrealized appreciation (depreciation).

Invesco International Total Return Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts (a)	$1,191,733	$(846,909)
Options purchased (b)	131,292	—
Options written (a)	—	(37,881)
Interest rate risk:
Futures contracts (a)	52,249	(460,639)
Options purchased (b)	240	—
Total	$1,375,514	$(1,345,429)

(a) Includes cumulative appreciation (depreciation) of futures contracts, options written contracts and forward currency contracts.

(b) Options purchased at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Options(a)
Realized Gain (Loss):
Currency risk	$ —	$(292,467)	$ 66,707
Interest rate risk	(351,135)	—	—
Change in Unrealized Appreciation (Depreciation):
Currency risk	—	264,957	25,385
Interest rate risk	(355,367)	—	(12,594)
Total	$(706,502)	$ (27,510)	$ 79,498
(a)	Options purchased are included in the net realized gain (loss) from investment securities and net change in unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options written and options purchased outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Written	Options Purchased
Average notional value	$45,510,462	$26,304,197	$4,375,128	$11,586,093

Invesco International Total Return Fund

NOTE 3 — Derivative Investments – (continued)

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Mini-10 Year JGB Bonds	Long	53	March-2015	$6,686,945	$ 52,249
Ultra U.S. Treasury Bonds	Short	8	March-2015	(1,431,500)	(62,142)
Euro Buxl 30 Year Bonds	Short	13	March-2015	(2,473,796)	(146,667)
Canada 10 Year Bonds	Short	26	March-2015	(2,981,251)	(202,303)
Euro Bonds	Short	9	March-2015	(1,620,996)	(49,527)
Total Futures Contracts – Interest Rate Risk					$ (408,390)
(a)	Futures contracts collateralized by $200,153 cash held with Merrill Lynch & Co., the futures commission merchant.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
CHF versus JPY	Call	Barclays Bank PLC	1/23/2015	JPY	145	CHF	1,100,000	$12,396
USD versus CHF	Call	Deutsche Bank Securities Inc.	1/15/2015	CHF	1.03	USD	2,000,000	2,350
USD versus CAD	Call	Morgan Stanley Capital Services LLC	1/20/2015	CAD	1.25	USD	1,200,000	23,135
Total Over-The-Counter Foreign Currency Options Purchased - Currency Risk (Cost $25,288)								$37,881

Abbreviations:

CAD – Canadian Dollar	JPY – Japan Yen
CHF – Swiss Franc	USD - U.S. Dollar

	Options Written Transactions During the Period
	Call Option Contracts			Put Option Contracts
	Number of Contracts	Notional Value	Premiums Received	Number of Contracts	Notional Value	Premiums Received
Beginning of period	—	$—	$—	—	$—	$—
Written	6,700	4,558,256	32,505	2,000	2,000,000	6,440
Closed	(2,400)	(2,400,000)	(7,217)	(2,000)	(2,000,000)	(6,440)
Exercised	—	—	—	—	—	—
Expired	—	—	—	—	—	—
End of period	4,300	$2,158,256	$25,288	—	$—	$—

Invesco International Total Return Fund

NOTE 3 — Derivative Investments – (continued)

Open Forward Foreign Currency Contracts at Period-End
		Contract to
Settlement						Notional	Unrealized Appreciation
Date	Counterparty		Deliver		Receive	Value	(Depreciation)
03/27/2015	Citigroup Global Markets Inc.	AUD	700,000	USD	554,196	$542,670	$ 11,526
03/27/2015	Citigroup Global Markets Inc.	CAD	961,553	USD	844,062	756,317	87,745
03/27/2015	Citigroup Global Markets Inc.	CHF	900,000	USD	921,395	982,808	(61,413)
03/27/2015	Citigroup Global Markets Inc.	CHF	600,000	USD	601,506	655,206	(53,700)
03/27/2015	Citigroup Global Markets Inc.	EUR	700,000	USD	843,199	791,360	51,839
03/27/2015	Citigroup Global Markets Inc.	GBP	1,300,000	USD	2,037,425	1,957,096	80,329
03/02/2015	Citigroup Global Markets Inc.	GBP	750,000	USD	1,135,643	1,129,094	6,549
03/27/2015	Citigroup Global Markets Inc.	SGD	1,500,000	USD	1,120,331	1,107,661	12,670
03/27/2015	Citigroup Global Markets Inc.	USD	1,108,644	GBP	730,000	1,098,985	(9,659)
03/27/2015	Citigroup Global Markets Inc.	USD	5,126,927	JPY	613,375,300	5,226,962	100,035
03/27/2015	Citigroup Global Markets Inc.	USD	592,322	JPY	70,000,000	596,515	4,193
03/27/2015	Citigroup Global Markets Inc.	USD	1,166,978	JPY	140,000,000	1,193,029	26,051
03/27/2015	Citigroup Global Markets Inc.	USD	595,372	NOK	4,500,000	581,575	(13,797)
03/27/2015	Citigroup Global Markets Inc.	USD	921,475	SGD	1,200,000	886,129	(35,346)
03/27/2015	Deutsche Bank Securities Inc.	CHF	500,000	JPY	64,334,500	547,667	2,729
03/27/2015	Goldman Sachs International	AUD	1,000,000	USD	805,820	775,241	30,579
03/27/2015	Goldman Sachs International	CAD	540,000	USD	470,195	424,741	45,454
03/27/2015	Goldman Sachs International	CAD	350,000	JPY	35,996,800	305,032	31,457
03/27/2015	Goldman Sachs International	EUR	700,000	USD	862,211	791,360	70,851
03/27/2015	Goldman Sachs International	EUR	275,336	AUD	400,000	326,320	(1,175)
03/27/2015	Goldman Sachs International	EUR	1,200,000	USD	1,410,552	1,356,617	53,935
03/27/2015	Goldman Sachs International	JPY	70,000,000	USD	589,112	596,515	(7,403)
03/27/2015	Goldman Sachs International	JPY	85,000,000	USD	714,100	724,339	(10,239)
03/27/2015	Goldman Sachs International	JPY	70,000,000	USD	595,998	596,515	(517)
03/27/2015	Goldman Sachs International	MXN	13,000,000	USD	914,437	864,051	50,386
03/27/2015	Goldman Sachs International	NOK	9,887,890	USD	1,397,122	1,277,899	119,223
03/27/2015	Goldman Sachs International	NOK	10,300,000	USD	1,320,571	1,331,160	(10,589)
03/27/2015	Goldman Sachs International	SEK	4,294,050	USD	531,695	519,259	12,436
03/27/2015	Goldman Sachs International	SEK	7,000,000	USD	845,808	846,476	(668)
03/27/2015	Goldman Sachs International	SGD	1,200,000	USD	913,381	886,129	27,252
03/27/2015	Goldman Sachs International	USD	805,925	CAD	1,000,000	786,557	(19,368)
03/27/2015	Goldman Sachs International	USD	620,932	CHF	600,000	655,206	34,274
03/27/2015	Goldman Sachs International	USD	888,021	CHF	900,000	982,808	94,787
03/27/2015	Goldman Sachs International	USD	1,776,090	EUR	1,500,000	1,695,772	(80,318)
03/27/2015	Goldman Sachs International	USD	565,665	EUR	500,000	565,257	(408)
03/27/2015	Goldman Sachs International	USD	784,753	GBP	500,000	752,729	(32,024)
03/27/2015	Goldman Sachs International	USD	518,034	GBP	330,000	496,801	(21,233)
03/27/2015	Goldman Sachs International	USD	1,220,616	GBP	800,000	1,204,367	(16,249)
03/27/2015	Goldman Sachs International	USD	419,424	JPY	50,000,000	426,082	6,658
03/27/2015	Goldman Sachs International	USD	653,632	NOK	5,000,000	646,194	(7,438)
03/27/2015	Goldman Sachs International	USD	570,367	SEK	4,294,050	519,259	(51,108)
03/27/2015	Goldman Sachs International	USD	546,884	SEK	4,500,000	544,163	(2,721)
03/27/2015	Goldman Sachs International	USD	911,598	SGD	1,200,000	886,129	(25,469)
03/27/2015	RBC Capital Markets	AUD	400,000	USD	333,658	310,096	23,562
03/27/2015	RBC Capital Markets	NZD	3,550,000	USD	2,724,050	2,567,952	156,098
03/27/2015	RBC Capital Markets	USD	4,648,238	EUR	3,773,766	4,266,297	(381,941)
03/27/2015	State Street Bank & Trust Co.	GBP	400,000	USD	621,153	602,183	18,970
03/27/2015	State Street Bank & Trust Co.	JPY	70,000,000	USD	592,389	596,515	(4,126)
03/27/2015	State Street Bank & Trust Co.	SGD	1,200,000	USD	913,103	886,129	26,974
03/27/2015	State Street Bank & Trust Co.	USD	676,559	JPY	80,000,000	681,731	5,172
Total Forward Foreign Currency Contracts - Currency Risk							$ 344,825

Currency Abbreviations:

AUD — Australian Dollar	EUR — Euro	MXN — Mexican Peso	SEK — Swedish Krona

CAD — Canadian Dollar	GBP — British Pound Sterling	NOK — Norwegian Korne	SGD — Singapore Dollar

CHF — Swiss Franc	JPY — Japanese Yen	NZD — New Zealand Dollar	USD — U.S. Dollar

Invesco International Total Return Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $8,392,392 and $9,954,859, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,565,272
Aggregate unrealized (depreciation) of investment securities	(4,088,641)
Net unrealized appreciation (depreciation) of investment securities	$(2,523,369)
Cost of investments for tax purposes is $55,428,650.

Invesco International Total Return Fund

Invesco Long/Short Equity Fund
Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	LSE-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments (a)

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–87.63%

Aerospace & Defense–1.16%

L-3 Communications Holdings, Inc.	3,150	$387,828

Agricultural Products–2.60%

Bunge Ltd.	4,250	380,502
Ingredion Inc.	6,100	491,904
		872,406

Air Freight & Logistics–1.48%

C.H. Robinson Worldwide, Inc.	6,950	494,979

Aluminum–0.83%

Alcoa Inc.	17,860	279,509

Apparel, Accessories & Luxury Goods–1.52%

Lululemon Athletica Inc. (b)	7,700	510,048

Biotechnology–0.03%

Pharmacyclics, Inc.	50	8,438

Brewers–1.39%

Molson Coors Brewing Co. -Class B	6,150	466,969

Cable & Satellite–1.08%

Cablevision Systems Corp. -Class A	19,200	363,264

Coal & Consumable Fuels–0.81%

Peabody Energy Corp.	43,450	270,694

Computer & Electronics Retail–1.60%

Best Buy Co., Inc.	15,250	536,800

Construction Machinery & Heavy Trucks–2.40%

Allison Transmission Holdings, Inc.	15,800	494,856
Joy Global Inc.	7,400	310,356
		805,212

Consumer Finance–1.12%

Ally Financial Inc. (b)	20,150	377,007

Data Processing & Outsourced Services–4.22%

Computer Sciences Corp.	8,200	497,576
Western Union Co. (The)	30,050	510,850
Xerox Corp.	30,870	406,558
		1,414,984

Department Stores–0.64%

Kohl’s Corp.	3,570	213,200

Diversified Support Services–0.69%

Cintas Corp.	2,950	232,165

	Shares	Value

Electric Utilities–3.78%

Entergy Corp.	5,570	$487,431
FirstEnergy Corp.	6,900	278,277
Pinnacle West Capital Corp.	7,150	501,787
		1,267,495

Electronic Manufacturing Services–1.54%

Flextronics International Ltd. (b)	46,600	518,192

Gas Utilities–4.39%

AGL Resources Inc.	8,450	476,411
National Fuel Gas Co.	7,650	485,239
UGI Corp.	13,800	510,462
		1,472,112

Gold–1.26%

Newmont Mining Corp.	16,750	421,263

Health Care Equipment–1.51%

C.R. Bard, Inc.	2,500	427,575
St. Jude Medical, Inc.	1,220	80,361
		507,936

Health Care Facilities–1.07%

Universal Health Services, Inc. -Class B	3,500	358,855

Home Entertainment Software–2.03%

Electronic Arts Inc. (b)	12,400	680,264

Human Resource & Employment Services–1.29%

ManpowerGroup Inc.	5,950	433,636

Industrial Machinery–0.54%

SPX Corp.	2,150	179,676

Integrated Telecommunication Services–1.07%

Windstream Holdings Inc.	45,000	357,750

Internet Retail–1.53%

Expedia, Inc.	5,850	502,690
Lands’ End, Inc. (b)	300	10,407
		513,097

Internet Software & Services–1.51%

AOL Inc. (b)	11,700	506,025

IT Consulting & Other Services–3.12%

CGI GROUP (Canada)	1,550	61,380
Leidos Holdings, Inc.	11,550	478,170
Teradata Corp. (b)	11,400	507,984
		1,047,534

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Life & Health Insurance–2.39%

Lincoln National Corp.	7,330	$366,353
Unum Group	14,050	436,393
		802,746

Mortgage REIT’s–1.30%

Annaly Capital Management Inc.	41,250	435,600

Multi-Line Insurance–0.93%

Assurant, Inc.	4,900	311,199

Office Services & Supplies–1.38%

Pitney Bowes Inc.	19,350	464,013

Oil & Gas Equipment & Services–1.13%

Superior Energy Services, Inc.	19,000	380,000

Oil & Gas Exploration & Production–2.69%

California Resources Corp. (b)	11,150	57,088
Chesapeake Energy Corp.	5,890	112,970
Denbury Resources Inc.	47,250	326,025
Encana Corp. (Canada)	24,020	294,005
Southwestern Energy Co. (b)	4,570	113,290
		903,378

Oil & Gas Refining & Marketing–2.81%

HollyFrontier Corp.	10,350	371,772
Tesoro Corp.	7,000	572,110
		943,882

Personal Products–1.22%

Avon Products, Inc.	52,950	409,833

Pharmaceuticals–0.33%

Hospira, Inc. (b)	1,750	111,003

Publishing–0.16%

Time Inc.	2,150	53,836

Reinsurance–2.00%

Everest Re Group, Ltd.	2,150	368,467
Reinsurance Group of America, Inc.	3,650	302,256
		670,723

Residential REIT’s–1.64%

Apartment Investment & Management Co. -Class A	5,550	221,223
UDR, Inc.	9,900	329,274
		550,497

Restaurants–1.53%

Darden Restaurants, Inc.	8,350	512,523

Retail REIT’s–1.51%

Regency Centers Corp.	7,400	507,344

Security & Alarm Services–1.30%

ADT Corp. (The)	12,700	436,880

	Shares	Value

Semiconductor Equipment–1.50%

Lam Research Corp.	6,600	$504,504

Semiconductors–5.18%

Marvell Technology Group Ltd.	35,250	546,023
NVIDIA Corp.	26,350	506,052
Skyworks Solutions, Inc.	8,250	685,162
		1,737,237

Silver–0.12%

Silver Wheaton Corp. (Canada)	1,750	40,198

Soft Drinks–1.82%

Dr Pepper Snapple Group, Inc.	7,900	610,433

Specialized Finance–1.29%

NASDAQ OMX Group, Inc. (The)	9,500	433,200

Specialized REIT’s–2.93%

Extra Space Storage Inc.	8,650	570,900
Iron Mountain Inc.	10,350	412,344
		983,244

Specialty Stores–1.70%

Staples, Inc.	33,500	571,175

Steel–1.11%

United States Steel Corp.	15,200	371,488

Systems Software–0.72%

CA, Inc.	7,950	240,885

Technology Hardware, Storage & Peripherals–2.65%

Lexmark International, Inc. -Class A	10,000	399,100
NetApp, Inc.	12,950	489,510
		888,610

Trading Companies & Distributors–0.08%

NOW Inc. (b)	1,082	26,996
Total Common Stocks & Other Equity Interests (Cost $28,765,867)		29,398,765

Money Market Funds–13.95%

Liquid Assets Portfolio –Institutional Class (c)	2,339,037	2,339,037
Premier Portfolio –Institutional Class (c)	2,339,038	2,339,038
Total Money Market Funds (Cost $4,678,075)		4,678,075
TOTAL INVESTMENTS–101.58% (Cost $33,443,942)		34,076,840
OTHER ASSETS LESS LIABILITIES–(1.58)%		(529,515)
NET ASSETS–100.00%		$33,547,325

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Dates	Floating Rate Index(1)	Notional Amount	Unrealized Appreciation (Depreciation)(2)	Net Value of Reference Entities
Equity Securities- Long	Morgan Stanley & Co. LLC	12/21/2015	Federal Funds floating rate	$34,608,995	$(891,533)(3)	$33,702,903
Equity Securities - Short	Morgan Stanley & Co. LLC	12/21/2015	Federal Funds floating rate	(34,378,217)	297,531(4)	(34,065,848)
Total Return Swap Agreements – Equity Risk					$(594,002)
(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Swaps collateralized by $50,062 cash held with Morgan Stanley & Co. LLC, the Counterparty.
(3)	Amount includes $14,559 of dividends receivable and fees from the Fund to the Counterparty.
(4)	Amount includes $(14,838) of dividends payable and fees from the Fund to the Counterparty.

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap Morgan Stanley & Co. LLC as of January 31, 2015.

	Shares	Value

Equity Securities - Long

Aerospace & Defense

General Dynamics Corp.	3,750	$499,537
L-3 Communications Holdings, Inc.	950	116,964
Northrop Grumman Corp.	2,350	368,833
		985,334

Agricultural Products

Archer-Daniels-Midland Co.	10,450	487,283
Bunge Ltd.	1,350	120,865
		608,148

Air Freight & Logistics

United Parcel Service, Inc. -Class B	5,100	504,084

Airlines

Southwest Airlines Co.	14,800	668,664

Aluminum

Alcoa Inc.	12,690	198,598

Apparel Retail

Foot Locker, Inc.	1,400	74,508

Asset Management & Custody Banks

State Street Corp.	3,600	257,436

Auto Parts & Equipment

Magna International Inc.	5,300	508,906

Biotechnology

Alexion Pharmaceuticals, Inc.	2,900	531,396
Gilead Sciences, Inc.	4,950	518,908
Medivation Inc.	2,350	255,727
Pharmacyclics, Inc.	3,000	506,250
Regeneron Pharmaceuticals, Inc.	1,300	541,658
		2,353,939

Brewers

Molson Coors Brewing Co. -Class B	250	18,983

Commodity Chemicals

LyondellBasell Industries N.V. -Class A	6,650	525,949

Communications Equipment

Cisco Systems, Inc.	18,850	496,980

Consumer Finance

Capital One Financial Corp.	5,800	424,618
Discover Financial Services	7,300	396,974
		821,592

Data Processing & Outsourced Services

Xerox Corp.	7,580	99,829

	Shares	Value

Department Stores

Kohl’s Corp.	4,580	$273,518

Diversified Support Services

Cintas Corp.	3,400	267,580

Electric Utilities

Edison International	8,050	548,607
Entergy Corp.	730	63,882
Exelon Corp.	15,050	542,402
FirstEnergy Corp.	6,200	250,046
		1,404,937

Electronic Components

Corning Inc.	23,550	559,783

Electronic Manufacturing Services

Flextronics International Ltd.	1,550	17,236

Food Retail

Kroger Co. (The)	7,650	528,233

Gold

Barrick Gold Corp.	33,550	428,769

Health Care Distributors

AmerisourceBergen Corp.	5,300	503,765

Health Care Equipment

St. Jude Medical, Inc.	3,280	216,054

Health Care Facilities

HCA Holdings, Inc.	7,100	502,680

Health Care REIT’s

Ventas, Inc.	6,700	534,727

Health Care Services

Express Scripts Holding Co.	7,050	569,005

Health Care Supplies

Halyard Health Inc.	1,200	53,484

Hotels, Resorts & Cruise Lines

Marriott International Inc. -Class A	6,600	491,700
Royal Caribbean Cruises Ltd.	6,650	502,408
		994,108

Integrated Oil & Gas

Cenovus Energy Inc.	19,150	361,743
Hess Corp.	7,700	519,673
Suncor Energy, Inc.	12,950	386,040
		1,267,456

Integrated Telecommunication Services

AT&T Inc.	15,550	511,906
CenturyLink Inc.	1,900	70,623
		582,529

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Internet Retail

Lands’ End, Inc.	1,400	$48,566

Internet Software & Services

Yahoo! Inc.	10,950	481,691

IT Consulting & Other Services

International Business Machines Corp.	3,050	467,595

Life & Health Insurance

Lincoln National Corp.	2,720	135,946
MetLife, Inc.	8,450	392,925
		528,871

Managed Health Care

Aetna Inc.	5,800	532,556
Anthem, Inc.	4,250	573,580
		1,106,136

Multi-Line Insurance

American International Group, Inc.	7,650	373,855

Multi-Utilities

Consolidated Edison, Inc.	7,400	512,672
PG&E Corp.	9,700	570,457
Public Service Enterprise Group Inc.	11,350	484,418
		1,567,547

Oil & Gas Equipment & Services

Cameron International Corp.	6,500	291,070
Superior Energy Services, Inc.	3,300	66,000
		357,070

Oil & Gas Exploration & Production

Anadarko Petroleum Corp.	2,200	179,850
Canadian Natural Resources Ltd.	10,850	313,999
Chesapeake Energy Corp.	20,710	397,218
Denbury Resources Inc.	11,100	76,590
Encana Corp.	15,930	194,983
Marathon Oil Corp.	13,250	352,450
Southwestern Energy Co.	9,530	236,249
		1,751,339

Oil & Gas Refining & Marketing

Marathon Petroleum Corp.	5,550	513,875
Valero Energy Corp.	9,900	523,512
		1,037,387

Packaged Foods & Meats

ConAgra Foods, Inc.	13,200	467,676

Personal Products

Avon Products, Inc.	1,950	15,093

Pharmaceuticals

Eli Lilly and Co.	7,300	525,600
Hospira, Inc.	6,150	390,094
Johnson & Johnson	5,000	500,700
Mylan Inc.	9,200	488,980

	Shares	Value

Pharmaceuticals-(continued)

Pfizer Inc.	15,550	$485,938
		2,391,312

Property & Casualty Insurance

Travelers Cos., Inc. (The)	4,950	508,959

Railroads

Canadian National Railway Co.	6,600	435,468

Residential REIT’s

AvalonBay Communities, Inc.	3,100	536,269
Equity Residential	6,600	512,226
		1,048,495

Retail REIT’s

General Growth Properties, Inc.	19,550	590,019
Urban Edge Properties	1,725	40,952
		630,971

Semiconductors

Intel Corp.	15,050	497,252

Specialty Properties

American Tower Corp.	5,200	504,140
Iron Mountain Inc.	450	17,928
		522,068

Steel

United States Steel Corp.	3,150	76,986

Systems Software

Microsoft Corp.	12,350	498,940

Technology Hardware, Storage & Peripherals

Apple Inc.	5,000	585,800
Hewlett-Packard Co.	13,600	491,368
Seagate Technology PLC	8,850	499,494
Western Digital Corp.	5,000	486,150
		2,062,812
Total Equity Securities - Long		33,702,903

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Equity Securities - Short

Apparel, Accessories & Luxury Goods

Gildan Activewear Inc.	(7,750)	$(452,368)
Michael Kors Holdings Ltd.	(7,250)	(513,228)
		(965,596)

Application Software

Splunk Inc.	(7,100)	(366,715)
Workday, Inc. -Class A	(4,800)	(381,408)
		(748,123)

Auto Parts & Equipment

BorgWarner, Inc.	(7,250)	(391,572)

Automobile Manufacturers

General Motors Co.	(15,450)	(503,979)
Tesla Motors, Inc.	(2,550)	(519,180)
		(1,023,159)

Automotive Retail

CarMax, Inc.	(8,100)	(503,010)

Biotechnology

Biogen Idec Inc.	(1,440)	(560,390)

Building Products

Fortune Brands Home & Security Inc.	(10,500)	(470,295)

Cable & Satellite

AMC Networks Inc.	(7,150)	(476,905)
Charter Communications, Inc. -Class A	(3,350)	(506,235)
		(983,140)

Casinos & Gaming

MGM Resorts International	(25,000)	(487,000)
Wynn Resorts Ltd.	(2,500)	(369,875)
		(856,875)

Commodity Chemicals

Methanex Corp.	(5,450)	(240,345)

Construction & Engineering

Chicago Bridge & Iron Co. N.V.	(13,400)	(462,434)
Quanta Services, Inc.	(19,300)	(511,064)
		(973,498)

Construction Materials

Martin Marietta Materials, Inc.	(4,700)	(506,378)

Data Processing & Outsourced Services

MasterCard, Inc. -Class A	(5,600)	(459,368)

Department Stores

J. C. Penney Co., Inc.	(38,900)	(282,803)

Distributors

LKQ Corp.	(16,200)	(418,122)

	Shares	Value

Diversified Chemicals

FMC Corp.	(6,950)	$(399,625)

Footwear

NIKE, Inc. -Class B	(5,100)	(470,475)

Health Care Facilities

Tenet Healthcare Corp.	(11,800)	(498,904)

Home Furnishings

Mohawk Industries, Inc.	(3,050)	(503,372)

Homebuilding

D.R. Horton, Inc.	(21,250)	(521,050)
Lennar Corp. -Class A	(11,350)	(509,728)
Toll Brothers, Inc.	(13,500)	(467,370)
		(1,498,148)

Industrial Machinery

Colfax Corp.	(11,500)	(521,065)

Insurance Brokers

Arthur J. Gallagher & Co.	(7,050)	(313,231)

Integrated Oil & Gas

Chevron Corp.	(4,900)	(502,397)

Internet Retail

Amazon.com, Inc.	(1,660)	(588,520)

Netflix Inc.	(1,140)	(503,652)
TripAdvisor Inc.	(7,450)	(499,225)
		(1,591,397)

Internet Software & Services

Google Inc., -Class A	(920)	(494,546)
Google Inc., -Class C	(80)	(42,762)
Pandora Media Inc.	(26,100)	(433,260)
Twitter, Inc.	(13,650)	(512,285)
		(1,482,853)

Movies & Entertainment

Twenty-First Century Fox, Inc. -Class A	(12,550)	(416,158)

Multi-Line Insurance

Loews Corp.	(9,450)	(361,557)

Oil & Gas Drilling

Diamond Offshore Drilling, Inc.	(15,450)	(487,138)
Rowan Cos. PLC -Class A	(15,850)	(334,752)
		(821,890)

Oil & Gas Exploration & Production

Antero Resources Corp.	(14,650)	(507,623)
Cobalt International Energy, Inc.	(51,700)	(471,504)
Continental Resources, Inc.	(11,950)	(542,530)
EQT Corp.	(6,000)	(446,640)
Pioneer Natural Resources Co.	(3,500)	(526,855)
Range Resources Corp.	(1,300)	(60,151)
Whiting Petroleum Corp.	(18,200)	(546,364)
		(3,101,667)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Oil & Gas Storage & Transportation

Cheniere Energy, Inc.	(6,100)	$(435,418)
Enbridge Inc.	(10,300)	(498,829)
Williams Cos., Inc. (The)	(11,950)	(524,127)
		(1,458,374)

Paper Packaging

Packaging Corp. of America	(6,100)	(462,685)

Pharmaceuticals

Bristol-Myers Squibb Co.	(7,850)	(473,119)
Perrigo Co. PLC	(1,150)	(174,501)
Salix Pharmaceuticals, Ltd.	(3,950)	(531,947)
		(1,179,567)

Property & Casualty Insurance

FNF Group	(14,050)	(493,155)
Markel Corp.	(640)	(437,350)
		(930,505)

Real Estate Development

Howard Hughes Corp.	(3,950)	(515,988)

Restaurants

Panera Bread Co. -Class A	(2,250)	(386,685)

Semiconductors

Cree, Inc.	(14,150)	(500,344)
First Solar, Inc.	(11,900)	(503,608)
		(1,003,952)

Specialized Finance

Intercontinental Exchange, Inc.	(2,150)	(442,320)

Specialty Stores

Signet Jewelers Ltd.	(4,100)	(496,551)
Tiffany & Co.	(5,700)	(493,848)
		(990,399)

Steel

Allegheny Technologies, Inc.	(13,850)	(395,140)

Systems Software

FireEye, Inc.	(15,400)	(520,674)
NetSuite Inc.	(4,250)	(418,328)
ServiceNow, Inc.	(7,000)	(510,300)
		(1,449,302)

Technology Hardware, Storage & Peripherals

3D Systems Corp.	(14,200)	(412,936)

Tires & Rubber

Goodyear Tire & Rubber Co. (The)	(18,150)	(439,956)

Trading Companies & Distributors

Fastenal Co.	(6,950)	(308,580)
MSC Industrial Direct Co., Inc. -Class A	(1,650)	(123,866)
W.W. Grainger, Inc.	(800)	(188,672)
		(621,118)

	Shares	Value

Wireless Telecommunication Services

SBA Communications Corp. -Class A	(4,300)	$(501,810)
Sprint Corp.	(116,550)	(501,165)
T-Mobile US, Inc.	(16,850)	(508,533)
		(1,511,508)
Total Equity Securities - Short		(34,065,848)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Invesco Long/Short Equity Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A

Invesco Long/Short Equity Fund

D.	Swap Agreements – (continued)

liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

E.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$34,076,840	$—	$—	$34,076,840
Swap Agreements*	—	(594,002)	—	(594,002)
Total Investments	$34,076,840	$(594,002)	$—	$33,482,838
* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements	$297,531	$(891,533)

Invesco Long/Short Equity Fund

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain:
Equity risk	$1,177,923
Change in Unrealized Appreciation (Depreciation):
Equity risk	(222,564)
Total	$955,359

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$66,429,919

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $8,836,033 and $7,129,559, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,221,437
Aggregate unrealized (depreciation) of investment securities	(2,089,218)
Net unrealized appreciation of investment securities	$132,219
Cost of investments for tax purposes is $33,944,621.

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	LVEM-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–94.33%

Brazil–11.75%

AES Tiete S.A. -Preference Shares	4,000	$24,690
Arteris S.A.	2,400	11,003
CESP - Cia Energetica de Sao Paulo -Class B -Preference Shares	4,500	39,517
Cia Brasileira de Distribuicao -Preference Shares	1,100	36,531
Companhia de Transmissao de Energia Eletrica Paulista -Preference Shares	2,100	30,707
Companhia Energetica de Minas Gerais -ADR	7,192	32,436
Companhia Paranaense de Energia - Copel -Class B -Preference Shares	1,200	13,955
JBS S.A.	9,200	39,229
Kroton Educacional S.A.	7,600	34,843
M Dias Branco S.A.	600	18,517
MRV Engenharia e Participacoes S.A.	12,900	33,225
Multiplus S.A.	1,700	22,019
Porto Seguro S.A.	1,800	18,182
Telefonica Brasil S.A. -ADR	2,400	44,256
WEG S.A.	910	10,854
		409,964

Chile–2.93%

Aguas Andinas S.A. -Class A	16,538	9,455
Banco de Chile	308,317	33,933
Compania Cervecerias Unidas S.A. -ADR	800	14,671
Enersis S.A.	145,325	44,049
		102,108

China–4.00%

Chongqing Rural Commercial Bank Co., Ltd. -Class H	69,000	42,236
Guangdong Electric Power Development Co., Ltd. -Class B	17,700	13,448
Huadian Power International Corp. Ltd. -Class H	56,000	50,986
Shanghai Bailian Group Co. Ltd. -Class B	9,416	15,847
Shenzhen Expressway Co. Ltd. -Class H	22,000	17,017
		139,534

Colombia–1.19%

Bancolombia S.A. -ADR	700	32,389
Cemex Latam Holdings S.A. (a)	1,459	9,100
		41,489

Greece–0.89%

Hellenic Exchanges - Athens Stock Exchange S.A. Holding	1,558	8,363

	Shares	Value

Greece–(continued)

OPAP S.A.	2,688	$22,587
		30,950

Hong Kong–0.78%

China Resources Cement Holdings Ltd.	46,000	27,357

Indonesia–3.98%

PT Astra Agro Lestari Tbk	10,300	18,842
PT Indofood Sukses Makmur Tbk	68,800	40,808
PT Telekomunikasi Indonesia Persero Tbk	216,900	48,246
PT United Tractors Tbk	22,000	30,952
		138,848

Malaysia–7.46%

AMMB Holdings Berhad	25,400	43,649
Axiata Group Berhad	24,100	47,722
British American Tobacco Malaysia Berhad	700	12,704
DiGi.Com Berhad	6,600	11,656
Hong Leong Financial Group Berhad	2,100	9,755
IJM Corp. Berhad	25,100	47,717
IOI Corp. Berhad	33,900	43,992
Tenaga Nasional Berhad	10,800	43,020
		260,215

Mexico–6.04%

Arca Continental S.A.B. de C.V. (a)	7,200	42,700
Gruma, S.A.B. de C.V. - Class B	4,700	50,323
Grupo Aeroportuario del Pacifico S.A.B. de C.V. –ADR (a)	600	39,846
Grupo Mexico S.A.B. de C.V. -Series B	14,200	37,436
Industrias Bachoco, S.A. -Series B (a)	3,400	13,949
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	13,700	26,631
		210,885

Philippines–0.42%

DMCI Holdings Inc.	42,500	14,806

Poland–3.32%

KGHM Polska Miedz S.A.	1,364	38,628
Powszechna Kasa Oszczednosci Bank Polski S.A.	3,286	30,401
Powszechny Zaklad Ubezpieczen S.A.	343	46,722
		115,751

Russia–4.12%

LUKOIL OAO -ADR	972	38,173
Mining and Metallurgical Co. Norilsk Nickel OJSC -ADR	2,956	48,629
Mobile TeleSystems OJSC -ADR	3,100	24,366
Moscow Exchange OAO -Rts.	32,607	33,056
		144,224

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

	Shares	Value

South Africa–12.44%

AVI Ltd.	4,194	$30,480
FirstRand Ltd.	11,624	51,704
Grindrod Ltd.	3,780	5,889
Imperial Holdings Ltd.	3,288	57,895
Kumba Iron Ore Ltd.	229	4,393
Liberty Holdings Ltd.	1,476	16,617
Mondi Ltd.	1,447	25,980
Mr. Price Group Ltd.	2,377	53,862
Netcare Ltd.	14,025	46,503
Omnia Holdings Ltd.	586	8,591
PPC Ltd.	5,271	9,668
Sibanye Gold Ltd.	19,862	53,793
SPAR Group Ltd. (The)	1,840	29,046
Steinhoff International Holdings Ltd.	7,815	39,960
		434,381

South Korea–17.26%

AMOREPACIFIC Group	39	44,483
Coway Co., Ltd. (a)	590	47,191
E-Mart Co., Ltd.	194	36,784
Hanwha Corp. (a)	1,590	39,592
Hyosung Corp. (a)	247	16,270
Hyundai Hysco Co., Ltd. (a)	415	29,218
Hyundai Marine & Fire Insurance Co., Ltd. (a)	1,361	32,451
Kia Motors Corp.	956	40,021
KT&G Corp.	609	44,731
Kyongnam Bank (a)	0	3
LG Display Co. Ltd.	1,304	42,578
LG Hausys, Ltd.	296	48,421
LS Corp. (a)	561	24,569
LS Industrial Systems Co., Ltd.	251	13,886
Samsung Electronics Co., Ltd.	40	49,437
SK Holdings Co., Ltd. (a)	282	43,829
SK Hynix Inc.	1,130	48,720
		602,184

Taiwan–13.48%

AU Optronics Corp.	83,000	45,052
Innolux Corporation	55,000	26,622
Chunghwa Telecom Co., Ltd.	8,000	24,177
CTBC Financial Holding Co. Ltd.	68,000	43,129
Hon Hai Precision Industry Co., Ltd.	17,920	48,969
Inotera Memories Inc. (a)	14,000	20,337
Pegatron Corp.	18,000	48,336
Pou Chen Corp.	31,000	42,262
Radiant Opto-Electronics Corp.	13,000	41,012
Taishin Financial Holding Co., Ltd.	50,000	20,425
Taiwan Cement Corp.	28,000	37,674
Teco Electric & Machinery Co., Ltd.	26,000	24,194
Wan Hai Lines Ltd.	46,000	48,311
		470,500

Turkey–2.89%

TAV Havalimanlari Holding A.S.	5,742	42,954
Turkiye Is Bankasi -Class C	3,246	9,434

	Shares	Value

Turkey–(continued)

Ulker Biskuvi Sanayi A.S. -Class C	6,134	$48,540
		100,928

United Arab Emirates–1.38%

Air Arabia	106,482	48,030
Total Common Stocks & Other Equity Interests (Cost $3,447,645)		3,292,154

Money Market Funds–3.02%

Liquid Assets Portfolio –Institutional Class (b)	52,641	52,641
Premier Portfolio –Institutional Class (b)	52,641	52,641
Total Money Market Funds (Cost $105,282)		105,282
TOTAL INVESTMENTS–97.35% (Cost $3,552,927)		3,397,436
OTHER ASSETS LESS LIABILITIES–2.65%		92,471
NET ASSETS–100.00%		$3,489,907

Investment Abbreviations:

ADR	— American Depositary Receipt
Rts.	—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall.

Invesco Low Volatility Emerging Markets Fund

A.	Security Valuations – (continued)

Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Low Volatility Emerging Markets Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Invesco Low Volatility Emerging Markets Fund

NOTE 2 — Additional Valuation Information – (continued)

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Brazil	$409,964	$—	$—	$409,964
Chile	102,108	—	—	102,108
China	29,295	110,239	—	139,534
Colombia	41,489	—	—	41,489
Greece	8,363	22,587	—	30,950
Hong Kong	—	27,357	—	27,357
Indonesia	—	138,848	—	138,848
Malaysia	103,365	156,850	—	260,215
Mexico	210,885	—	—	210,885
Philippines	—	14,806	—	14,806
Poland	46,722	69,029	—	115,751
Russia	24,366	119,858	—	144,224
South Africa	25,208	409,173	—	434,381
South Korea	29,218	572,966	—	602,184
Taiwan	—	470,500	—	470,500
Turkey	42,954	57,974	—	100,928
United Arab Emirates	48,030	—	—	48,030
United States	105,282	—	—	105,282
	1,227,249	2,170,187	—	3,397,436
Futures Contracts*	5,340	—	—	5,340
Total Investments	$1,232,589	$2,170,187	$—	$3,402,776

* Unrealized appreciation.

Invesco Low Volatility Emerging Markets Fund

NOTE 3 — Derivative Investments

		Open Futures Contracts(a)

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
MSCI Emerging Markets Mini Index	Long	4	March-2015	$190,300	$5,340

(a) Futures collateralized by $4,300 cash held with Merrill Lynch, the futures commission merchant.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $413,927 and $532,684, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$230,473
Aggregate unrealized (depreciation) of investment securities	(396,073)
Net unrealized appreciation (depreciation) of investment securities	$(165,600)
Cost of investments for tax purposes is $3,563,036.

Invesco Low Volatility Emerging Markets Fund

Invesco Macro International Equity Fund
Quarterly Schedule of Portfolio Holdings
January 31, 2015

invesco.com/us	MIE-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–90.70%

Australia–7.30%

AGL Energy Ltd.	840	$9,245
ALS Ltd.	1,900	7,154
Alumina Ltd. (a)	6,048	9,042
Amcor Ltd.	827	8,162
AMP Ltd.	2,054	9,145
APA Group	1,438	9,103
Asciano Ltd.	1,817	8,450
ASX Ltd.	302	8,922
Aurizon Holdings Ltd.	2,387	9,117
AusNet Services	8,444	9,159
Australia and New Zealand Banking Group Ltd.	360	9,181
Bank of Queensland Ltd.	947	9,164
Bendigo and Adelaide Bank Ltd.	871	9,017
BHP Billiton Ltd.	379	8,759
BHP Billiton PLC	1,264	27,522
BlueScope Steel Ltd. (a)	2,051	7,938
Boral Ltd.	2,065	8,927
Brambles Ltd.	1,052	8,613
Caltex Australia Ltd.	324	8,358
Challenger Ltd.	1,707	8,288
Coca-Cola Amatil Ltd.	1,209	9,076
Cochlear Ltd.	146	9,375
Commonwealth Bank of Australia	132	9,116
Computershare Ltd.	953	8,560
Crown Resorts Ltd.	885	9,302
CSL Ltd.	128	8,714
Federation Centres	3,903	9,143
Fortescue Metals Group Ltd.	4,316	7,814
Iluka Resources Ltd.	1,679	9,210
Incitec Pivot Ltd.	3,428	9,562
Insurance Australia Group Ltd.	1,733	8,577
Leighton Holdings Ltd.	484	7,695
Lend Lease Group	692	8,932
Macquarie Group Ltd.	190	9,095
Metcash Ltd.	5,118	5,767
National Australia Bank Ltd.	339	9,336
Newcrest Mining Ltd. (a)	1,024	11,039
Novion Property Group Pty Ltd.	5,003	8,983
Oil Search Ltd.	1,433	8,732
Orica Ltd.	580	8,112
Origin Energy Ltd.	956	7,921
Primary Health Care Ltd.	2,392	8,562
Qantas Airways Ltd. (a)	5,230	10,529
QBE Insurance Group Ltd.	1,003	8,202
Ramsay Health Care Ltd.	196	9,014
Santos Ltd.	1,378	8,481
Seek Ltd.	671	9,231
Sonic Healthcare Ltd.	613	8,945
Suncorp Group Ltd.	804	9,143
Tabcorp Holdings Ltd.	2,724	9,652
Tatts Group Ltd.	3,209	9,600
Telstra Corp. Ltd.	1,868	9,415
Toll Holdings Ltd.	1,840	8,779
Treasury Wine Estates Ltd.	2,337	8,877
Wesfarmers Ltd.	269	9,069
Westpac Banking Corp.	346	9,239
Woodside Petroleum Ltd.	291	7,787

	Shares	Value

Australia–(continued)

Woolworths Ltd.	367	$9,021
WorleyParsons Ltd.	936	7,040
		537,913

Austria–0.23%

Erste Group Bank AG	270	5,865
OMV AG	217	5,377
Voestalpine AG	155	5,487
		16,729

Belgium–0.50%

Ageas	169	5,778
Anheuser-Busch InBev N.V.	53	6,474
Delhaize Group S.A.	84	6,971
KBC Groep N.V. (a)	108	5,796
Solvay S.A.	44	6,005
UCB S.A.	77	5,983
		37,007

Brazil–0.33%

BRF S.A.	200	4,799
Cia Brasileira de Distribuicao -Preference Shares	200	6,642
M Dias Branco S.A.	200	6,173
WEG S.A.	550	6,560
		24,174

Chile–0.60%

Banco de Chile	69,935	7,697
Banco Santander Chile	130,433	6,183
Empresa Nacional de Electricidad S.A.	4,473	6,401
Empresas CMPC S.A.	2,312	5,732
Empresas COPEC S.A.	643	7,263
Enersis S.A.	18,782	5,693
S.A.C.I. Falabella	860	5,631
		44,600

China–2.99%

AAC Technologies Holdings Inc.	1,500	9,573
Agricultural Bank of China Ltd. -Class H	13,000	6,349
Bank of China Ltd. -Class H	13,000	7,252
Bank of Communications Co. Ltd. -Class H	7,000	5,861
Belle International Holdings Ltd.	8,000	9,029
China Construction Bank Corp. -Class H	9,000	7,208
China Merchants Bank Co., Ltd. -Class H	2,500	5,569
China Merchants Holdings International Co. Ltd.	2,000	7,327
China Minsheng Banking Corp., Ltd. -Class H	4,500	5,464
China Mobile Ltd.	500	6,550
China National Building Material Co. Ltd. -Class H	6,000	5,780
COSCO Pacific Ltd.	4,000	5,789
ENN Energy Holdings Ltd.	2,000	11,855
Evergrande Real Estate Group Ltd.	22,000	9,137
GCL-Poly Energy Holdings Ltd. (a)	40,000	8,729
Hengan International Group Co. Ltd.	1,500	17,775
Industrial & Commercial Bank of China Ltd. -Class H	9,000	6,451
Kunlun Energy Co. Ltd.	6,000	6,264

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

China–(continued)

People’s Insurance Co. (Group) of China Ltd. -Class H	12,000	$5,825
PetroChina Co. Ltd. -Class H	6,000	6,507
Ping An Insurance (Group) Co. of China Ltd. -Class H	500	5,300
Shanghai Industrial Holdings Ltd.	2,000	5,904
Shimao Property Holdings Ltd.	4,500	9,460
Sun Art Retail Group Ltd.	13,500	12,181
Tencent Holdings Ltd.	600	10,129
Tingyi (Cayman Islands) Holding Corp.	6,000	14,757
Want Want China Holdings Ltd.	7,000	8,382
		220,407

Colombia–0.26%

Bancolombia S.A. -Preference Shares	506	5,988
Grupo Aval Acciones y Valores S.A. -Preference Shares	14,958	7,877
Grupo de Inversiones Suramericana S.A.	371	5,382
		19,247

Czech Republic–0.13%

CEZ A.S.	202	4,730
Komercni Banka A.S.	25	5,093
		9,823

Denmark–0.68%

A. P. Moller - Maersk AS -Class B	4	8,079
Carlsberg AS -Class B	109	8,011
Coloplast AS -Class B	101	7,969
Danske Bank AS	311	8,043
Novo Nordisk AS -Class B	196	8,767
Vestas Wind Systems AS (a)	228	8,906
		49,775

Egypt–0.08%

Commercial International Bank (Egypt) S.A.E.	833	6,058

Finland–0.59%

Fortum Oyj	272	5,797
Kone Oyj -Class B	133	5,988
Nokia Oyj	765	5,890
Sampo Oyj -Class A	128	6,194
Stora Enso Oyj -Class R	682	6,608
UPM-Kymmene Oyj	367	6,443
Wartsila OYJ Abp	142	6,600
		43,520

France–4.09%

Accor S.A.	143	7,152
Air Liquide S.A.	49	6,192
Airbus Group N.V.	120	6,390
Alcatel-Lucent (a)	1,713	5,975
Alstom S.A. (a)	182	5,971
Arkema S.A.	90	6,458
AXA S.A.	262	6,163
BNP Paribas S.A.	103	5,433
Bouygues S.A.	167	5,964
Bureau Veritas S.A.	287	6,096
Cap Gemini S.A.	83	6,034
Carrefour S.A.	194	6,079
Casino Guichard-Perrachon S.A.	66	5,995

	Shares	Value

France–(continued)

Christian Dior S.A.	34	$5,897
Cie Generale des Etablissements Michelin	65	6,361
Compagnie de Saint-Gobain	139	5,945
Credit Agricole S.A.	471	5,596
Danone	94	6,327
Dassault Systemes	100	6,185
Edenred	218	6,287
Electricite de France S.A.	211	5,736
Essilor International S.A.	54	6,036
GDF Suez	261	5,806
Kering	31	6,277
L’Oreal S.A.	36	6,436
Lafarge S.A.	87	5,978
Legrand S.A.	120	6,447
LVMH Moet Hennessy Louis Vuitton S.A.	39	6,297
Numericable–SFR (a)	139	7,257
Orange S.A.	350	6,165
Pernod Ricard S.A.	57	6,846
Publicis Groupe S.A.	84	6,298
Renault S.A.	82	6,309
Safran S.A.	104	6,936
Sanofi	66	6,080
Schneider Electric S.E.	83	6,254
SCOR S.E.	201	6,264
Societe Generale S.A.	145	5,860
Sodexo	62	6,168
Suez Environnement Co.	336	6,174
Technip S.A.	99	5,834
Total S.A.	116	5,993
Unibail-Rodamco S.E.	23	6,479
Valeo S.A.	48	6,803
Vallourec S.A.	182	3,971
Veolia Environnement S.A.	338	6,191
Vinci S.A.	113	5,971
Vivendi S.A.	247	5,865
Zodiac Aerospace	181	6,020
		301,251

Germany–2.92%

adidas AG	84	5,808
Allianz S.E.	35	5,790
BASF S.E.	68	6,109
Bayer AG	43	6,214
Bayerische Motoren Werke AG	58	6,777
Beiersdorf AG	73	6,418
Brenntag AG	108	5,897
Commerzbank AG (a)	458	5,514
Continental AG	28	6,350
Daimler AG	72	6,548
Deutsche Bank AG	189	5,510
Deutsche Boerse AG	84	6,457
Deutsche Lufthansa AG	368	6,260
Deutsche Post AG	194	6,307
Deutsche Telekom AG	374	6,460
E.ON S.E.	342	5,296
Fresenius Medical Care AG & Co. KGaA	82	6,082
Fresenius S.E. & Co. KGaA	117	6,711
GEA Group AG	137	6,230
HeidelbergCement AG	86	6,342

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Germany–(continued)

Henkel AG & Co. KGaA -Preference Shares	55	$6,314
Infineon Technologies AG	553	6,235
K+S AG	216	6,834
LANXESS AG	131	6,299
Linde AG	33	6,336
Merck KGaA	63	6,310
Metro AG (a)	206	6,357
Muenchener Rueckversicherungs-Gesellschaft AG	29	5,833
Porsche Automobil Holding S.E. -Preference Shares	77	6,479
ProSiebenSat.1 Media AG	147	6,535
RWE AG	190	5,284
SAP S.E.	86	5,623
Siemens AG	54	5,675
ThyssenKrupp AG (a)	244	6,366
Volkswagen AG -Preference Shares	26	5,826
		215,386

Greece–0.04%

National Bank of Greece S.A. (a)	3,184	3,328

Hong Kong–5.60%

AIA Group Ltd.	1,600	9,259
ASM Pacific Technology Ltd.	1,000	9,059
Bank of East Asia, Ltd. (The)	2,400	9,920
Cheung Kong (Holdings) Ltd.	1,000	18,968
Cheung Kong Infrastructure Holdings Ltd.	1,000	8,214
China Gas Holdings Ltd.	6,000	9,262
CLP Holdings Ltd.	1,000	8,896
Dairy Farm International Holdings Ltd.	900	7,992
Esprit Holdings Ltd.	7,900	8,838
First Pacific Co. Ltd.	10,000	10,145
Galaxy Entertainment Group Ltd.	2,000	10,464
Hang Lung Group Ltd.	2,000	9,484
Hang Lung Properties Ltd.	3,000	8,787
Hang Seng Bank Ltd.	500	8,745
Henderson Land Development Co. Ltd.	1,100	7,817
HKT Trust and HKT Ltd.	7,000	9,149
Hong Kong & China Gas Co. Ltd.	4,300	9,831
Hong Kong Exchanges & Clearing Ltd.	400	9,175
Hongkong Land Holdings Ltd.	1,000	7,410
Hutchison Whampoa Ltd.	1,000	13,161
Hysan Development Co. Ltd.	2,000	9,651
Jardine Strategic Holdings Ltd.	500	17,451
Kerry Properties Ltd.	2,500	8,836
Li & Fung Ltd.	10,000	9,900
Link REIT (The)	1,500	10,126
MTR Corp. Ltd.	2,000	8,849
New World Development Co. Ltd.	8,000	9,507
Noble Group Ltd.	11,000	8,634
NWS Holdings Ltd.	5,000	9,301
Power Assets Holdings Ltd.	1,000	10,451
Sands China Ltd.	2,000	9,673
Shangri-La Asia Ltd.	6,000	7,802
Sino Land Co. Ltd.	6,000	10,003
SJM Holdings Ltd.	6,000	8,713
Sun Hung Kai Properties Ltd.	1,000	16,238
Swire Pacific Ltd. -Class A	500	6,683
Swire Properties Ltd.	3,000	9,624
Techtronic Industries Co. Ltd.	2,500	8,175

	Shares	Value

Hong Kong–(continued)

VTech Holdings Ltd.	700	$9,869
Wharf Holdings Ltd. (The)	1,000	8,080
Wheelock and Co. Ltd.	2,000	11,299
Yue Yuen Industrial (Holdings) Ltd.	2,500	9,304
		412,745

Hungary–0.06%

MOL Hungarian Oil and Gas PLC	110	4,414

Indonesia–0.50%

Golden Agri-Resources Ltd.	26,000	8,072
PT Bank Central Asia Tbk	4,800	5,053
PT Indofood Sukses Makmur Tbk	11,700	6,940
PT Jasa Marga Persero Tbk	9,300	5,228
PT Kalbe Farma Tbk	36,700	5,401
PT Unilever Indonesia Tbk	2,100	5,928
		36,622

Ireland–0.55%

CRH PLC	257	6,190
Kerry Group PLC -Class A	86	6,241
Shire PLC	380	27,780
		40,211

Italy–1.09%

Assicurazioni Generali S.p.A.	309	6,522
Atlantia S.p.A.	268	6,898
Enel S.p.A.	1,354	6,122
Eni S.p.A.	336	5,708
Intesa Sanpaolo S.p.A.	2,147	6,274
Luxottica Group S.p.A.	113	6,720
Prada S.p.A.	1,600	9,355
Saipem S.p.A. (a)	372	3,362
Snam S.p.A.	1,228	5,995
Telecom Italia S.p.A. (a)	5,678	6,591
Terna - Rete Elettrica Nazionale S.p.A.	1,305	5,708
UniCredit S.p.A.	938	5,523
Unione di Banche Italiane S.C.p.A.	801	5,499
		80,277

Japan–18.38%

Aeon Co., Ltd.	600	6,341
Aisin Seiki Co., Ltd.	100	3,489
Amada Co., Ltd.	700	6,380
ANA Holdings Inc.	2,000	5,507
Aozora Bank, Ltd.	2,000	7,283
Asahi Glass Co., Ltd.	1,000	5,329
Asahi Group Holdings, Ltd.	200	6,527
Asahi Kasei Corp.	1,000	9,912
ASICS Corp.	200	4,899
Astellas Pharma Inc.	500	7,696
Bank of Kyoto, Ltd. (The)	1,000	8,384
Bank of Yokohama, Ltd. (The)	1,000	5,394
Benesse Holdings, Inc.	200	5,954
Bridgestone Corp.	100	4,002
Brother Industries, Ltd.	300	5,129
Canon Inc.	200	6,308
Casio Computer Co., Ltd.	300	4,699
Chiba Bank, Ltd. (The)	1,000	6,748
Chubu Electric Power Co., Inc. (a)	500	6,609

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Japan–(continued)

Chugai Pharmaceutical Co., Ltd.	200	$5,962
Chugoku Bank, Ltd. (The)	500	7,114
Chugoku Electric Power Co., Inc. (The)	500	6,900
Credit Saison Co., Ltd.	300	5,046
Dai Nippon Printing Co., Ltd.	1,000	9,001
Dai-ichi Life Insurance Co. Ltd. (The)	300	4,023
Daihatsu Motor Co., Ltd.	500	6,993
Daiichi Sankyo Co., Ltd.	500	7,245
Daikin Industries, Ltd.	100	6,976
Daiwa House Industry Co., Ltd.	300	5,529
Daiwa Securities Group Inc.	1,000	7,230
Denso Corp.	100	4,420
Dentsu Inc.	100	4,108
East Japan Railway Co.	100	7,726
Eisai Co., Ltd.	100	4,982
Electric Power Development Co., Ltd.	200	7,295
FamilyMart Co., Ltd.	100	4,314
Fuji Heavy Industries Ltd.	100	3,588
Fuji Media Holdings, Inc.	500	6,285
FUJIFILM Holdings Corp.	200	6,718
Fujitsu Ltd.	1,000	5,279
Fukuoka Financial Group, Inc.	1,000	4,992
GungHo Online Entertainment, Inc.	1,400	4,752
Gunma Bank, Ltd. (The)	1,000	6,571
Hachijuni Bank, Ltd. (The)	1,000	6,594
Hamamatsu Photonics K.K.	100	4,717
Hankyu Hanshin Holdings, Inc.	1,000	5,557
Hino Motors, Ltd.	500	7,099
Hiroshima Bank, Ltd. (The)	1,000	4,969
Hisamitsu Pharmaceutical Co., Inc.	200	6,796
Hitachi, Ltd.	1,000	7,562
Hokuhoku Financial Group, Inc.	3,000	6,187
Hokuriku Electric Power Co.	500	7,068
Honda Motor Co., Ltd.	200	6,031
Hoya Corp.	200	7,747
Hulic Co. Ltd.	600	5,420
Idemitsu Kosan Co., Ltd.	300	5,011
IHI Corp.	1,000	5,210
INPEX Corp.	600	6,715
Isetan Mitsukoshi Holdings Ltd.	500	7,092
Isuzu Motors Ltd.	500	6,641
ITOCHU Corp.	600	6,087
Iyo Bank, Ltd. (The)	600	6,926
J. Front Retailing Co., Ltd.	500	6,382
Japan Airlines Co. Ltd.	200	6,714
Japan Exchange Group Inc.	200	4,650
Japan Prime Realty Investment Corp.	1	3,491
Japan Real Estate Investment Corp.	1	4,854
Japan Retail Fund Investment Corp.	2	4,324
Japan Tobacco, Inc.	200	5,434
JFE Holdings, Inc.	200	4,394
Joyo Bank, Ltd. (The)	1,000	5,031
JSR Corp.	300	5,299
JTEKT Corp.	300	4,958
JX Holdings, Inc.	1,500	5,531
Kajima Corp.	1,000	3,965
Kansai Electric Power Co., Inc. (The) (a)	600	5,799
Kao Corp.	100	4,383
Kawasaki Heavy Industries, Ltd.	1,000	4,796
KDDI Corp.	100	7,055
Keikyu Corp.	1,000	7,788

	Shares	Value

Japan–(continued)

Keio Corp.	1,000	$8,128
Kintetsu Corp.	2,000	7,051
Kirin Holdings Co., Ltd.	500	6,719
Kobe Steel, Ltd.	3,000	5,270
Komatsu Ltd.	200	3,933
Konica Minolta Inc.	600	6,572
Kuraray Co., Ltd.	500	6,282
Kurita Water Industries Ltd.	200	4,267
Kyocera Corp.	100	4,397
Kyowa Hakko Kirin Co., Ltd.	1,000	11,397
Kyushu Electric Power Co. Inc. (a)	600	5,792
Lawson, Inc.	100	6,534
LIXIL Group Corp.	200	3,904
Makita Corp.	100	4,440
Marubeni Corp.	1,000	5,518
Marui Group Co., Ltd.	700	7,279
Mazda Motor Corp.	200	4,096
Medipal Holdings Corp.	600	6,985
MEIJI Holdings Co., Ltd.	100	11,001
Mitsubishi Chemical Holdings Corp.	1,100	5,704
Mitsubishi Corp.	300	5,238
Mitsubishi Gas Chemical Co., Inc.	1,000	4,528
Mitsubishi Heavy Industries, Ltd.	1,000	5,523
Mitsubishi Materials Corp.	2,000	6,312
Mitsubishi Motors Corp.	600	5,077
Mitsubishi Tanabe Pharma Corp.	500	7,899
Mitsubishi UFJ Financial Group, Inc.	1,000	5,324
Mitsui & Co., Ltd.	500	6,345
Mitsui Chemicals Inc.	2,000	5,851
Mitsui O.S.K. Lines, Ltd.	2,000	6,757
Mizuho Financial Group, Inc.	3,400	5,586
MS&AD Insurance Group Holdings, Inc.	200	4,865
Nagoya Railroad Co., Ltd.	1,000	3,927
Namco Bandai Holdings Inc.	200	4,052
NEC Corp.	2,000	5,633
NGK Spark Plug Co., Ltd.	200	5,908
Nidec Corp.	100	6,811
Nikon Corp.	500	6,353
Nintendo Co., Ltd.	100	9,646
Nippon Building Fund Inc.	1	4,909
Nippon Express Co., Ltd.	1,000	5,841
Nippon Paint Holdings Co., Ltd.	200	6,261
Nippon Prologis REIT Inc.	4	9,413
Nippon Steel & Sumitomo Metal Corp.	2,000	4,675
Nippon Telegraph & Telephone Corp.	100	5,937
Nippon Television Holdings, Inc.	300	4,907
Nippon Yusen Kabushiki Kaisha	2,000	5,946
Nissan Motor Co., Ltd.	700	5,987
Nisshin Seifun Group Inc.	600	7,355
Nissin Foods Holdings Co., Ltd.	100	5,400
Nitori Holdings Co., Ltd.	100	5,656
Nitto Denko Corp.	100	5,971
NKSJ Holdings, Inc.	200	5,552
Nomura Holdings, Inc.	1,000	5,335
Nomura Research Institute, Ltd.	200	6,791
NTT Data Corp.	100	3,803
NTT DoCoMo, Inc.	500	8,460
Obayashi Corp.	1,000	6,344
Odakyu Electric Railway Co., Ltd.	1,000	9,728
Oji Holdings Corp.	1,000	3,779
Olympus Corp. (a)	100	3,470

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Japan–(continued)

OMRON Corp.	100	$3,994
Ono Pharmaceutical Co. Ltd.	100	10,536
ORIX Corp.	500	5,717
Osaka Gas Co., Ltd.	1,000	3,946
Otsuka Holdings Co., Ltd.	200	6,188
Panasonic Corp.	500	5,671
Rakuten Inc.	500	6,932
Renesas Electronics Corp. (a)	900	6,503
Resona Holdings, Inc.	1,100	5,451
Ricoh Co., Ltd.	600	5,852
Rinnai Corp.	100	6,704
Rohm Co. Ltd.	100	6,438
Santen Pharmaceutical Co., Ltd.	100	6,206
SECOM Co., Ltd.	100	5,805
Sega Sammy Holdings Inc.	500	6,513
Seiko Epson Corp.	100	4,059
Sekisui House, Ltd.	500	6,456
Seven & i Holdings Co., Ltd.	100	3,663
Sharp Corp. (a)	2,000	3,914
Shikoku Electric Power Co. Inc. (a)	500	6,282
Shimamura Co., Ltd.	100	8,875
Shimizu Corp.	1,000	6,909
Shin-Etsu Chemical Co., Ltd.	100	6,624
Shinsei Bank, Ltd.	3,000	5,446
Shionogi & Co., Ltd.	200	6,013
Shiseido Co., Ltd.	500	8,012
Shizuoka Bank, Ltd. (The)	1,000	9,141
SoftBank Corp.	100	5,865
Sony Corp.	400	9,337
Sony Financial Holdings Inc.	300	4,171
Stanley Electric Co., Ltd.	200	4,449
Sumitomo Chemical Co., Ltd.	1,000	3,941
Sumitomo Corp.	600	5,916
Sumitomo Electric Industries, Ltd.	500	6,439
Sumitomo Heavy Industries, Ltd.	1,000	5,407
Sumitomo Mitsui Financial Group, Inc.	100	3,365
Sumitomo Mitsui Trust Holdings, Inc.	1,000	3,502
Suntory Beverage & Food Ltd.	200	7,010
Suruga Bank Ltd.	300	5,623
Suzuken Co., Ltd.	200	5,632
Suzuki Motor Corp.	200	6,332
Sysmex Corp.	100	4,464
T&D Holdings, Inc.	500	5,640
Taiheiyo Cement Corp.	2,000	5,879
Taisei Corp.	1,000	5,809
Taisho Pharmaceutical Holdings Co. Ltd.	100	6,330
Takashimaya Co., Ltd.	1,000	8,775
Takeda Pharmaceutical Co. Ltd.	100	5,001
TDK Corp.	100	6,227
Teijin Ltd.	2,000	5,953
Terumo Corp.	200	4,957
THK Co., Ltd.	200	4,867
Tobu Railway Co., Ltd.	1,000	4,797
Toho Co., Ltd.	200	4,527
Toho Gas Co., Ltd.	1,000	5,439
Tohoku Electric Power Co., Inc.	500	6,292
Tokio Marine Holdings, Inc.	200	6,979
Tokyo Electric Power Co. Inc. (a)	1,600	6,790
Tokyo Electron Ltd.	100	7,118
Tokyo Gas Co., Ltd.	1,000	5,966
Tokyo Tatemono Co., Ltd.	1,000	6,752

	Shares	Value

Japan–(continued)

Tokyu Corp.	1,000	$6,618
Tokyu Fudosan Holdings, Corp.	900	5,574
TonenGeneral Sekiyu K.K.	1,000	8,855
Toppan Printing Co. Ltd.	1,000	6,686
Toray Industries, Inc.	1,000	8,523
Toshiba Corp.	1,000	4,002
Toyo Seikan Group Holdings Ltd.	500	6,433
Toyo Suisan Kaisha, Ltd.	200	7,049
Toyota Industries Corp.	100	5,360
Toyota Motor Corp.	100	6,438
Toyota Tsusho Corp.	200	4,745
Trend Micro Inc.	200	5,640
Unicharm Corp.	200	5,510
United Urban Investment Corp.	3	4,803
West Japan Railway Co.	100	5,145
Yahoo Japan Corp.	1,600	5,397
Yakult Honsha Co., Ltd.	100	6,062
Yamada Denki Co., Ltd.	1,800	6,675
Yamaguchi Financial Group, Inc.	1,000	10,413
Yamaha Motor Co. Ltd.	300	6,586
Yamato Holdings Co., Ltd.	400	9,058
Yaskawa Electric Corp.	500	6,397
Yokogawa Electric Corp.	600	6,291
		1,354,001

Luxembourg–0.15%

ArcelorMittal S.A.	540	5,145
Tenaris S.A.	404	5,697
		10,842

Macau–0.12%

Wynn Macau, Ltd.	3,200	8,804

Malaysia–2.79%

AMMB Holdings Berhad	5,400	9,280
Axiata Group Berhad	7,200	14,257
British American Tobacco Malaysia Berhad	388	7,042
CIMB Group Holdings Berhad	4,700	7,115
DiGi.Com Berhad	4,600	8,124
Gamuda Berhad	4,300	6,007
Genting Berhad	2,800	6,812
Genting Malaysia Berhad	5,100	5,697
Hong Leong Bank Berhad	3,000	11,516
IHH Healthcare Berhad	5,600	8,001
IJM Corp. Berhad	3,800	7,224
IOI Corp. Berhad	4,600	5,969
Kuala Lumpur Kepong Berhad	900	5,619
Malayan Banking Berhad	5,000	11,978
Maxis Berhad	4,900	9,565
MISC Berhad	2,800	5,979
Petronas Chemicals Group Berhad	5,600	7,869
Petronas Dagangan Berhad	1,100	5,354
Petronas Gas Berhad	1,000	6,117
Public Bank Berhad	1,900	9,496
RHB Capital Berhad	3,500	7,852
Sime Darby Berhad	4,700	12,172
Telekom Malaysia Berhad	3,500	6,721
Tenaga Nasional Berhad	1,600	6,373
UMW Holdings Berhad	2,400	7,191

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Malaysia–(continued)

YTL Corp. Berhad	12,400	$6,006
		205,336

Mexico–1.04%

America Movil S.A.B. de C.V. -Series L	5,200	5,571
Arca Continental S.A.B. de C.V. (a)	1,200	7,116
Cemex S.A.B. de C.V. -Series CPO(a)(b)	5,800	5,150
Coca-Cola Femsa, S.A.B. de C.V. -Series L	700	5,697
El Puerto de Liverpool, S.A.B. de C.V. -Series C1 (a)	600	6,128
Fibra Uno Administracion S.A. de C.V.	2,200	6,634
Fomento Economico Mexicano, S.A.B. de C.V. Series BD(a)(c)	800	6,697
Grupo Financiero Banorte S.A.B. de C.V. -Class O	1,100	5,601
Grupo Lala, S.A.B. de C.V. (a)	3,500	6,853
Grupo Mexico S.A.B. de C.V. -Series B	1,700	4,482
Grupo Televisa S.A.B. -Series CPO (a)(d)	900	5,868
Mexichem S.A.B. de C.V.	1,700	4,730
Wal-Mart de Mexico S.A.B. de C.V. -Series V	3,100	5,979
		76,506

Netherlands–0.99%

Aegon N.V.	776	5,541
Akzo Nobel N.V.	92	6,644
ASML Holding N.V.	57	5,984
Gemalto N.V.	73	5,286
Heineken Holding N.V.	98	6,424
Heineken N.V.	84	6,264
Koninklijke Ahold N.V.	346	6,254
Koninklijke DSM N.V.	104	5,536
Koninklijke KPN N.V.	1,895	5,863
Koninklijke Philips N.V.	220	6,079
Randstad Holding N.V.	135	7,129
Wolters Kluwer N.V.	200	5,986
		72,990

New Zealand–0.36%

Auckland International Airport Ltd.	2,645	8,540
Fletcher Building Ltd.	1,434	8,712
Spark New Zealand Ltd.	3,740	8,958
		26,210

Norway–0.59%

DNB ASA	569	8,236
Orkla ASA	1,213	8,948
Statoil ASA	478	7,972
Telenor ASA	414	8,878
Yara International ASA	187	9,733
		43,767

Philippines–0.98%

Aboitiz Power Corp.	6,800	6,840
Ayala Corp.	380	6,234
Bank of the Philippine Islands	2,960	6,624
BDO Unibank, Inc.	2,610	6,754
Energy Development Corp.	28,300	5,459
GT Capital Holdings, Inc.	245	6,707
International Container Terminal Services, Inc.	2,560	6,601
Metropolitan Bank & Trust Co.	3,130	6,736

	Shares	Value

Philippines–(continued)

Philippine Long Distance Telephone Co.	105	$7,061
SM Investments Corp.	350	7,348
Universal Robina Corp.	1,260	5,887
		72,251

Poland–0.14%

Powszechna Kasa Oszczednosci Bank Polski S.A.	536	4,959
Powszechny Zaklad Ubezpieczen S.A.	40	5,449
		10,408

Portugal–0.08%

Energias de Portugal, S.A.	1,516	5,766

Qatar–0.36%

Commercial Bank of Qatar Q.S.C. (The)	315	5,839
Doha Bank Q.S.C.	334	5,365
Industries Qatar Q.S.C.	109	4,446
Qatar Electricity & Water Co.	108	5,536
Qatar National Bank	93	5,057
		26,243

Russia–0.08%

Polyus Gold International Ltd.	2,045	5,952

Singapore–2.80%

Ascendas REIT	5,000	9,092
CapitaLand Ltd.	4,000	10,256
CapitaMall Trust	6,000	9,270
City Developments Ltd.	1,000	7,406
ComfortDelGro Corp. Ltd.	5,000	10,595
DBS Group Holdings Ltd.	1,000	14,565
Genting Singapore PLC	11,000	8,746
Global Logistic Properties Ltd.	5,000	9,337
Keppel Corp. Ltd.	1,000	6,419
Oversea-Chinese Banking Corp. Ltd.	1,000	7,663
SembCorp Industries Ltd.	3,000	9,534
SembCorp Marine Ltd.	4,000	8,887
Singapore Airlines Ltd.	1,000	9,334
Singapore Exchange Ltd.	2,000	11,473
Singapore Press Holdings Ltd.	3,000	9,148
Singapore Technologies Engineering Ltd.	4,000	9,916
Singapore Telecommunications Ltd.	3,000	9,032
Suntec REIT	6,000	8,328
United Overseas Bank Ltd.	1,000	17,090
UOL Group Ltd.	2,000	10,656
Wilmar International Ltd.	4,000	9,506
		206,253

South Africa–2.00%

Barclays Africa Group Ltd.	394	6,691
Barloworld Ltd.	615	4,646
Bidvest Group Ltd.	236	6,506
Coronation Fund Managers Ltd.	565	4,997
Discovery Ltd.	617	6,077
FirstRand Ltd.	1,336	5,943
Growthpoint Properties Ltd.	3,234	8,116
Investec Ltd.	694	5,818
Liberty Holdings Ltd.	632	7,115
Life Healthcare Group Holdings Ltd.	1,507	5,610
MMI Holdings Ltd.	2,039	5,486
MTN Group Ltd.	312	5,383

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

South Africa–(continued)

Nedbank Group Ltd.	275	$6,013
Pick n Pay Stores Ltd.	1,255	6,165
Rand Merchant Insurance Holdings Ltd.	1,720	6,268
Redefine Properties Ltd.	7,637	7,469
Remgro Ltd.	296	6,852
Sanlam Ltd.	897	5,382
Sasol Ltd.	157	5,633
Shoprite Holdings Ltd.	400	6,307
SPAR Group Ltd. (The)	411	6,488
Standard Bank Group Ltd.	499	6,588
Tsogo Sun Holdings Ltd.	2,518	5,938
Vodacom Group Ltd.	483	5,556
		147,047

South Korea–0.88%

BS Financial Group Inc.	406	5,117
GS Holdings (a)	195	7,405
Hankook Tire Co. Ltd. (a)	314	7,215
Hanwha Life Insurance Co., Ltd. (a)	843	5,997
Hyundai Marine & Fire Insurance Co., Ltd. (a)	291	6,938
KT&G Corp.	73	5,362
Kumho Petrochemical Co., Ltd.	75	6,121
LG Corp.	91	5,124
LG Electronics Inc.	93	5,150
Samsung Fire & Marine Insurance Co., Ltd.	20	5,384
Samsung Life Insurance Co., Ltd.	50	5,119
		64,932

Spain–1.31%

Abertis Infraestructuras S.A.	305	5,973
Amadeus IT Holding S.A. -Class A	153	6,132
Banco Bilbao Vizcaya Argentaria, S.A.	624	5,327
Banco de Sabadell S.A.	2,240	5,645
Banco Popular Espanol S.A.	1,149	4,846
Banco Santander S.A.	702	4,719
Bankia S.A. (a)	3,943	5,150
CaixaBank S.A.	1,090	4,734
Enagas S.A.	192	6,090
Ferrovial S.A.	309	6,122
Gas Natural SDG, S.A.	236	5,524
Grifols S.A.	157	6,585
Iberdrola S.A.	889	6,134
Industria de Diseno Textil, S.A.	211	6,231
Red Electrica Corp. S.A.	67	5,702
Repsol S.A.	310	5,537
Telefonica S.A.	414	6,204
		96,655

Sweden–2.05%

Assa Abloy AB -Class B	161	8,786
Atlas Copco AB -Class A	308	9,114
Hennes & Mauritz AB -Class B	208	8,550
Hexagon AB -Class B	278	8,801
Investor AB -Class B	237	8,620
Nordea Bank AB	751	9,523
Sandvik AB	868	9,090
Skandinaviska Enskilda Banken AB -Class A	704	8,472
Skanska AB -Class B	400	8,854
SKF AB -Class B	414	9,755
Svenska Cellulosa AB -Class B	391	9,449

	Shares	Value

Sweden–(continued)

Svenska Handelsbanken AB -Class A	183	$8,675
Swedbank AB -Class A	345	8,341
Swedish Match AB	269	8,751
Telefonaktiebolaget LM Ericsson -Class B	694	8,430
TeliaSonera AB	1,344	8,280
Volvo AB -Class B	795	9,311
		150,802

Switzerland–2.92%

ABB Ltd.	397	7,605
Actelion Ltd.	71	7,855
Adecco S.A	127	9,505
Cie Financiere Richemont S.A.	95	7,894
Credit Suisse Group AG	328	6,904
Geberit AG	24	8,218
Givaudan S.A.	5	9,132
Glencore PLC	5,900	22,005
Holcim Ltd.	122	8,537
Julius Baer Group Ltd.	187	7,619
Kuehne + Nagel International AG	62	8,530
Nestle S.A.	117	8,961
Novartis AG	91	8,872
Roche Holding AG	30	8,104
Schindler Holding AG -Participation Ctfs.	58	8,611
SGS S.A.	4	7,598
Sika AG	3	10,297
STMicroelectronics N.V.	847	7,083
Swatch Group AG (The)	18	7,169
Swiss Re AG	100	9,035
Swisscom AG	16	9,400
Syngenta AG	27	8,787
UBS Group AG	513	8,597
Zurich Insurance Group AG	27	8,962
		215,280

Taiwan–5.03%

Asia Cement Corp.	7,140	8,597
Cathay Financial Holding Co., Ltd.	4,250	6,077
Chailease Holding Co. Ltd.	2,000	4,719
Chang Hwa Commercial Bank	16,360	9,230
Cheng Shin Rubber Industry Co., Ltd.	3,000	7,209
China Airlines Ltd. (a)	18,000	9,078
China Development Financial Holding Corp.	23,000	7,554
China Life Insurance Co., Ltd.	8,800	7,359
China Steel Chemical Corp.	1,000	4,834
China Steel Corp.	12,240	10,339
Chunghwa Telecom Co., Ltd.	6,000	18,132
CTBC Financial Holding Co. Ltd.	11,517	7,305
E.Sun Financial Holding Co. Ltd.	13,159	8,076
EVA Airways Corp. (a)	9,000	6,860
Evergreen Marine Corp. (Taiwan) Ltd. (a)	11,000	7,784
Far Eastern Department Stores Ltd.	9,000	7,681
Far Eastern New Century Corp.	8,160	8,203
Far EasTone Telecommunications Co., Ltd.	3,000	7,329
First Financial Holding Co., Ltd.	17,610	10,270
Formosa Chemicals & Fibre Corp.	4,000	8,564
Formosa Petrochemical Corp.	3,000	6,409
Formosa Plastics Corp.	4,000	9,680
Foxconn Technology Co. Ltd.	2,150	5,822
Fubon Financial Holding Co. Ltd.	4,000	6,335
Highwealth Construction Corp.	2,500	5,067

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Taiwan–(continued)

Hon Hai Precision Industry Co., Ltd.	2,360	$6,449
Hua Nan Financial Holdings Co., Ltd.	16,000	8,872
Kenda Rubber Industrial Co., Ltd.	3,000	6,068
King’s Town Bank Co. Ltd.	7,000	7,399
Lite-On Technology Corp.	5,000	6,153
Makalot Industrial Co., Ltd.	1,000	5,618
Mega Financial Holding Co., Ltd.	11,000	8,405
Nan Ya Plastics Corp.	3,000	6,027
President Chain Store Corp.	1,000	7,670
Ruentex Development Co., Ltd.	4,000	6,008
Ruentex Industries Ltd.	3,000	6,460
Shin Kong Financial Holding Co., Ltd.	31,952	8,883
SinoPac Financial Holdings Co., Ltd.	20,616	8,377
Taishin Financial Holding Co., Ltd.	21,086	8,614
Taiwan Cement Corp.	4,000	5,382
Taiwan Cooperative Financial Holding Co. Ltd.	24,500	12,631
Taiwan Fertilizer Co., Ltd.	5,000	8,695
Taiwan Mobile Co., Ltd.	2,000	6,597
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000	4,438
Uni-President Enterprises Corp.	3,240	5,160
United Microelectronics Corp.	13,000	6,328
WPG Holdings Ltd.	6,000	7,444
Yang Ming Marine Transport (a)	15,000	8,001
Yuanta Financial Holding Co., Ltd.	13,350	6,405
		370,597

Thailand–1.18%

Bangkok Bank PCL	1,100	6,398
BTS Group Holdings PCL	21,000	6,311
CP ALL PCL	4,700	5,950
Intouch Holdings PCL	2,600	6,412
IRPC PCL	55,300	5,782
Kasikornbank PCL	700	4,781
Krungthai Bank PCL	7,500	5,175
PTT Exploration and Production PCL	1,500	5,041
PTT Global Chemical PCL	3,600	6,219
Siam Cement PCL (The)	500	7,569
Siam Commercial Bank PCL (The)	900	4,917
Thai Beverage PCL	18,000	9,560
Thai Oil PCL	4,500	7,039
Thai Union Frozen Products PCL	8,500	5,665
		86,819

Turkey–0.06%

Turkcell Iletisim Hizmetleri A.S. (a)	826	4,755

United Kingdom–17.75%

Anglo American PLC	1,459	24,396
ARM Holdings PLC	1,792	27,961
Associated British Foods PLC	545	25,350
AstraZeneca PLC	381	27,093
Aviva PLC	3,517	27,968
BAE Systems PLC	3,763	28,697
Barclays PLC	7,324	25,739
BG Group PLC	1,932	25,743
BP PLC	4,216	27,142
British American Tobacco PLC	497	27,979
BT Group PLC	4,301	27,033
Burberry Group PLC	1,074	27,932

	Shares	Value

United Kingdom–(continued)

Centrica PLC	6,384	$28,191
CNH Industrial N.V.	755	5,735
Compass Group PLC	1,603	27,752
Diageo PLC	949	28,108
Experian PLC	1,600	28,222
Fiat Chrysler Automobiles N.V. (a)	534	7,060
GlaxoSmithKline PLC	1,250	27,511
HSBC Holdings PLC	2,866	26,241
Imperial Tobacco Group PLC	609	28,607
Kingfisher PLC	5,370	27,687
Land Securities Group PLC	1,508	28,892
Legal & General Group PLC	7,177	28,910
Lloyds Banking Group PLC (a)	22,860	25,392
Marks & Spencer Group PLC	3,658	26,687
National Grid PLC	1,909	26,847
Next PLC	268	29,159
Old Mutual PLC	9,355	29,227
Pearson PLC	1,464	29,737
Prudential PLC	1,151	27,996
Reckitt Benckiser Group PLC	344	29,133
Reed Elsevier N.V.	259	6,346
Reed Elsevier PLC	1,615	28,081
Rio Tinto Ltd.	195	8,648
Rio Tinto PLC	606	26,696
Rolls-Royce Holdings PLC	2,019	27,107
Royal Bank of Scotland Group PLC (a)	4,479	24,389
Royal Dutch Shell PLC -Class A	802	24,537
SABMiller PLC	516	28,111
Sky PLC	1,958	27,329
Smith & Nephew PLC	1,599	28,594
SSE PLC	1,072	25,978
Standard Chartered PLC	1,878	25,055
Standard Life PLC	4,298	26,005
Tesco PLC	9,391	31,788
Tullow Oil PLC	2,929	16,051
Unilever PLC	663	29,209
Vodafone Group PLC	7,738	27,251
Wolseley PLC	476	27,634
WPP PLC	1,311	28,900
		1,307,836

United States–0.12%

Samsonite International S.A.	3,000	9,068
Total Common Stocks & Other Equity Interests (Cost $6,869,774)		6,682,607

Money Market Funds–7.66%

Liquid Assets Portfolio –Institutional Class (e)	282,357	282,357
Premier Portfolio –Institutional Class (e)	282,357	282,357
Total Money Market Funds (Cost $564,714)		564,714
TOTAL INVESTMENTS–98.36% (Cost $7,434,488)		7,247,321
OTHER ASSETS LESS LIABILITIES–1.64%		120,631
NET ASSETS–100.00%		$7,367,952

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

Investment Abbreviations:

CPO	—	Certificates of Ordinary Participation
Ctfs.	—	Certificates
REIT	—	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each CPO represents two Series A shares and one Series B share.
(c)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(d)	Each CPO represents twenty-five A shares, twenty-two B shares, thirty-five L shares and thirty-five D shares.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Macro International Equity Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance.

Invesco Macro International Equity Fund

E.	Forward Foreign Currency Contracts – (continued)

Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2015, there were transfers from Level 1 to Level 2 of $1,082,510 and from Level 2 to Level 1 of $430,506, due to foreign fair value adjustments.

Invesco Macro International Equity Fund

	Level 1	Level 2	Level 3	Total
Australia	$—	$537,913	$—	$537,913
Austria	5,865	10,864	—	16,729
Belgium	6,474	30,533	—	37,007
Brazil	24,174	—	—	24,174
Chile	44,600	—	—	44,600
China	11,855	208,552	—	220,407
Colombia	19,247	—	—	19,247
Czech Republic	—	9,823	—	9,823
Denmark	—	49,775	—	49,775
Egypt	6,058	—	—	6,058
Finland	6,600	36,920	—	43,520
France	44,038	257,213	—	301,251
Germany	192,052	23,334	—	215,386
Greece	3,328	—	—	3,328
Hong Kong	43,876	368,869	—	412,745
Hungary	—	4,414	—	4,414
Indonesia	13,473	23,149	—	36,622
Ireland	40,211	—	—	40,211
Italy	—	80,277	—	80,277
Japan	—	1,354,001	—	1,354,001
Luxembourg	5,697	5,145	—	10,842
Macau	—	8,804	—	8,804
Malaysia	81,388	123,948	—	205,336
Mexico	76,506	—	—	76,506
Netherlands	—	72,990	—	72,990
New Zealand	—	26,210	—	26,210
Norway	—	43,767	—	43,767
Philippines	—	72,251	—	72,251
Poland	5,449	4,959	—	10,408
Portugal	—	5,766	—	5,766
Qatar	26,243	—	—	26,243
Russia	5,952	—	—	5,952
Singapore	18,362	187,891	—	206,253
South Africa	18,539	128,508	—	147,047
South Korea	5,997	58,935	—	64,932
Spain	6,231	90,424	—	96,655
Sweden	9,311	141,491	—	150,802
Switzerland	35,377	179,903	—	215,280
Taiwan	15,675	354,922	—	370,597
Thailand	17,666	69,153	—	86,819
Turkey	—	4,755	—	4,755
United Kingdom	198,676	1,109,160	—	1,307,836
United States	564,714	9,068	—	573,782
	1,553,634	5,693,687	—	7,247,321
Futures Contracts*	(14,224)	—	—	(14,224)
Total Investments	$1,539,410	$5,693,687	$—	$7,233,097

* Unrealized appreciation (depreciation).

Invesco Macro International Equity Fund

NOTE 3 — Derivative Investments

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	2	March-2015	$75,687	$ 6,550
FTSE 100 Index	Short	3	March-2015	(302,997)	(17,003)
Mini MSCI Emerging Markets Index	Short	3	March-2015	(142,725)	(3,771)
Total Futures Contracts - Market Risk					$(14,224)

(a) Futures contracts collateralized by $65,000 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $717,715 and $969,549, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$408,983
Aggregate unrealized (depreciation) of investment securities	(620,275)
Net unrealized appreciation (depreciation) of investment securities	$(211,292)
Cost of investments for tax purposes is $7,458,613.

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	MLS-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–80.25%

Australia–4.68%

AGL Energy Ltd.	948	$10,433
ALS Ltd.	2,254	8,488
Alumina Ltd. (a)	7,403	11,068
Amcor Ltd.	982	9,692
AMP Ltd.	2,318	10,321
APA Group	1,739	11,008
Asciano Ltd.	2,169	10,086
ASX Ltd.	358	10,577
Aurizon Holdings Ltd.	2,792	10,664
AusNet Services	9,526	10,333
Australia and New Zealand Banking Group Ltd.	406	10,354
Bank of Queensland Ltd.	1,069	10,345
Bendigo and Adelaide Bank Ltd.	1,061	10,985
BHP Billiton Ltd.	451	10,423
BHP Billiton PLC	1,500	32,660
BlueScope Steel Ltd. (a)	2,313	8,952
Boral Ltd.	2,472	10,686
Brambles Ltd.	1,281	10,488
Caltex Australia Ltd.	385	9,932
Challenger Ltd.	2,024	9,827
Coca-Cola Amatil Ltd.	1,431	10,742
Cochlear Ltd.	173	11,109
Commonwealth Bank of Australia	159	10,981
Computershare Ltd.	1,075	9,656
Crown Resorts Ltd.	1,050	11,036
CSL Ltd.	151	10,280
Federation Centres	4,630	10,846
Fortescue Metals Group Ltd.	5,121	9,271
Iluka Resources Ltd.	1,992	10,927
Incitec Pivot Ltd.	4,068	11,347
Insurance Australia Group Ltd.	2,117	10,477
Leighton Holdings Ltd.	587	9,333
Lend Lease Group	822	10,610
Macquarie Group Ltd.	222	10,627
Metcash Ltd.	6,072	6,842
National Australia Bank Ltd.	382	10,520
Newcrest Mining Ltd. (a)	1,215	13,098
Novion Property Group Pty Ltd.	5,935	10,656
Oil Search Ltd.	1,700	10,359
Orica Ltd.	698	9,763
Origin Energy Ltd.	1,134	9,396
Primary Health Care Ltd.	2,905	10,399
Qantas Airways Ltd. (a)	6,206	12,494
QBE Insurance Group Ltd.	1,190	9,731
Ramsay Health Care Ltd.	233	10,716
Santos Ltd.	1,634	10,056
Seek Ltd.	757	10,414
Sonic Healthcare Ltd.	708	10,331
Suncorp Group Ltd.	939	10,679
Tabcorp Holdings Ltd.	3,232	11,452

	Shares	Value

Australia–(continued)

Tatts Group Ltd.	3,915	$11,712
Telstra Corp. Ltd.	2,217	11,174
Toll Holdings Ltd.	2,175	10,375
Treasury Wine Estates Ltd.	2,733	10,381
Wesfarmers Ltd.	316	10,653
Westpac Banking Corp.	391	10,441
Woodside Petroleum Ltd.	346	9,259
Woolworths Ltd.	435	10,692
WorleyParsons Ltd.	1,111	8,356
		634,513

Austria–0.14%

Erste Group Bank AG	301	6,539
OMV AG	257	6,368
Voestalpine AG	174	6,160
		19,067

Belgium–0.32%

Ageas	201	6,872
Anheuser-Busch InBev N.V.	64	7,818
Delhaize Group S.A.	100	8,299
KBC Groep N.V. (a)	128	6,869
Solvay S.A.	54	7,370
UCB S.A.	85	6,605
		43,833

Brazil–0.19%

BRF S.A.	315	7,559
Cia Brasileira de Distribuicao -Preference Shares	163	5,413
M Dias Branco S.A.	163	5,031
WEG S.A.	680	8,110
		26,113

Chile–0.39%

Banco de Chile	82,972	9,132
Banco Santander Chile	154,750	7,336
Empresa Nacional de Electricidad S.A.	4,994	7,146
Empresas CMPC S.A.	2,742	6,798
Empresas COPEC S.A.	762	8,607
Enersis S.A.	23,575	7,146
S.A.C.I. Falabella	1,061	6,947
		53,112

China–1.85%

AAC Technologies Holdings Inc.	2,284	14,577
Agricultural Bank of China Ltd. -Class H	15,000	7,325
Bank of China Ltd. -Class H	15,000	8,367
Bank of Communications Co. Ltd. -Class H	8,000	6,699
Belle International Holdings Ltd.	10,000	11,286
China Construction Bank Corp. -Class H	10,000	8,009

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

China–(continued)

China Merchants Bank Co., Ltd. -Class H	3,000	$6,683
China Merchants Holdings International Co. Ltd.	2,000	7,327
China Minsheng Banking Corp., Ltd. -Class H	5,500	6,678
China Mobile Ltd.	375	4,913
China National Building Material Co. Ltd. -Class H	6,000	5,780
COSCO Pacific Ltd.	6,000	8,683
ENN Energy Holdings Ltd.	1,167	6,917
Evergrande Real Estate Group Ltd.	26,704	11,091
GCL-Poly Energy Holdings Ltd. (a)	48,555	10,596
Hengan International Group Co. Ltd.	1,817	21,531
Industrial & Commercial Bank of China Ltd. -Class H	11,000	7,884
Kunlun Energy Co. Ltd.	6,000	6,265
People’s Insurance Co. (Group) of China Ltd. -Class H	13,737	6,668
PetroChina Co. Ltd. -Class H	6,000	6,507
Ping An Insurance (Group) Co. of China Ltd. -Class H	500	5,300
Shanghai Industrial Holdings Ltd.	2,217	6,545
Shimao Property Holdings Ltd.	5,109	10,741
Sun Art Retail Group Ltd.	16,500	14,888
Tencent Holdings Ltd.	748	12,627
Tingyi (Cayman Islands) Holding Corp.	7,034	17,300
Want Want China Holdings Ltd.	8,068	9,660
		250,847

Colombia–0.17%

Bancolombia S.A. -Preference Shares	601	7,113
Grupo Aval Acciones y Valores S.A. -Preference Shares	17,746	9,345
Grupo de Inversiones Suramericana S.A.	441	6,396
		22,854

Czech Republic–0.09%

CEZ A.S.	240	5,619
Komercni Banka A.S.	30	6,112
		11,731

Denmark–0.44%

A. P. Moller - Maersk AS -Class B	5	10,099
Carlsberg AS -Class B	129	9,481
Coloplast AS -Class B	122	9,626
Danske Bank AS	368	9,517
Novo Nordisk AS -Class B	233	10,422
Vestas Wind Systems AS (a)	271	10,586
		59,731

Finland–0.37%

Fortum Oyj	327	6,970
Kone Oyj -Class B	157	7,069
Nokia Oyj	854	6,575
Sampo Oyj -Class A	147	7,114
Stora Enso Oyj -Class R	809	7,839
UPM-Kymmene Oyj	436	7,654

	Shares	Value

Finland–(continued)

Wartsila OYJ Abp	153	$7,110
		50,331

France–2.60%

Accor S.A.	159	7,952
Air Liquide S.A.	58	7,329
Airbus Group N.V.	142	7,562
Alcatel-Lucent (a)	2,180	7,604
Alstom S.A. (a)	204	6,693
Arkema S.A.	101	7,247
AXA S.A.	293	6,892
BNP Paribas S.A.	112	5,908
Bouygues S.A.	198	7,071
Bureau Veritas S.A.	321	6,818
Cap Gemini S.A.	99	7,197
Carrefour S.A.	243	7,615
Casino Guichard-Perrachon S.A.	79	7,175
Christian Dior S.A.	40	6,938
Cie Generale des Etablissements Michelin	73	7,144
Compagnie de Saint-Gobain	155	6,629
Credit Agricole S.A.	513	6,095
Danone	104	7,001
Dassault Systemes	118	7,299
Edenred	259	7,469
Electricite de France S.A.	237	6,443
Essilor International S.A.	69	7,713
GDF Suez	294	6,540
Kering	37	7,491
L’Oreal S.A.	43	7,688
Lafarge S.A.	103	7,078
Legrand S.A.	127	6,823
LVMH Moet Hennessy Louis Vuitton S.A.	44	7,104
Numericable–SFR (a)	164	8,562
Orange S.A.	415	7,310
Pernod Ricard S.A.	64	7,687
Publicis Groupe S.A.	102	7,647
Renault S.A.	98	7,540
Safran S.A.	116	7,737
Sanofi	78	7,186
Schneider Electric S.E.	93	7,007
SCOR S.E.	227	7,074
Societe Generale S.A.	172	6,951
Sodexo	75	7,462
Suez Environnement Co.	430	7,901
Technip S.A.	118	6,954
Total S.A.	138	7,130
Unibail-Rodamco S.E.	28	7,887
Valeo S.A.	62	8,787
Vallourec S.A.	217	4,735
Veolia Environnement S.A.	397	7,271
Vinci S.A.	126	6,658
Vivendi S.A.	300	7,122
Zodiac Aerospace	226	7,517
		352,643

Germany–1.91%

adidas AG	104	7,191

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Germany–(continued)

Allianz S.E.	42	$6,948
BASF S.E.	85	7,636
Bayer AG	53	7,658
Bayerische Motoren Werke AG	66	7,712
Beiersdorf AG	88	7,736
Brenntag AG	129	7,044
Commerzbank AG (a)	543	6,538
Continental AG	36	8,164
Daimler AG	91	8,276
Deutsche Bank AG	237	6,910
Deutsche Boerse AG	103	7,918
Deutsche Lufthansa AG	443	7,536
Deutsche Post AG	221	7,185
Deutsche Telekom AG	452	7,807
E.ON S.E.	400	6,194
Fresenius Medical Care AG & Co. KGaA	98	7,269
Fresenius S.E. & Co. KGaA	148	8,489
GEA Group AG	173	7,868
HeidelbergCement AG	106	7,817
Henkel AG & Co. KGaA -Preference Shares	69	7,922
Infineon Technologies AG	653	7,362
K+S AG	258	8,163
LANXESS AG	155	7,453
Linde AG	37	7,104
Merck KGaA	75	7,512
Metro AG (a)	244	7,530
Muenchener Rueckversicherungs-Gesellschaft AG	37	7,442
Porsche Automobil Holding S.E. -Preference Shares	85	7,152
ProSiebenSat.1 Media AG	165	7,335
RWE AG	225	6,257
SAP S.E.	100	6,538
Siemens AG	60	6,303
ThyssenKrupp AG (a)	279	7,280
Volkswagen AG -Preference Shares	33	7,395
		258,644

Greece–0.03%

National Bank of Greece S.A. (a)	3,777	3,948

Hong Kong–3.53%

AIA Group Ltd.	2,000	11,574
ASM Pacific Technology Ltd.	1,200	10,871
Bank of East Asia, Ltd. (The)	2,800	11,573
Cheung Kong (Holdings) Ltd.	1,000	18,968
Cheung Kong Infrastructure Holdings Ltd.	1,000	8,214
China Gas Holdings Ltd.	6,000	9,262
CLP Holdings Ltd.	1,000	8,896
Dairy Farm International Holdings Ltd.	900	7,992
Esprit Holdings Ltd.	9,400	10,516
First Pacific Co. Ltd.	10,000	10,145
Galaxy Entertainment Group Ltd.	2,000	10,464
Hang Lung Group Ltd.	2,000	9,484
Hang Lung Properties Ltd.	4,000	11,715
Hang Seng Bank Ltd.	600	10,494

	Shares	Value

Hong Kong–(continued)

Henderson Land Development Co. Ltd.	2,100	$14,924
HKT Trust and HKT Ltd.	8,000	10,456
Hong Kong & China Gas Co. Ltd.	4,400	10,060
Hong Kong Exchanges & Clearing Ltd.	500	11,469
Hongkong Land Holdings Ltd.	2,000	14,820
Hutchison Whampoa Ltd.	1,000	13,161
Hysan Development Co. Ltd.	2,000	9,651
Jardine Strategic Holdings Ltd.	500	17,451
Kerry Properties Ltd.	3,000	10,603
Li & Fung Ltd.	12,000	11,880
Link REIT (The)	1,500	10,126
MTR Corp. Ltd.	2,500	11,062
New World Development Co. Ltd.	9,000	10,695
Noble Group Ltd.	13,000	10,204
NWS Holdings Ltd.	6,000	11,161
Power Assets Holdings Ltd.	1,000	10,451
Sands China Ltd.	2,000	9,673
Shangri-La Asia Ltd.	8,000	10,403
Sino Land Co. Ltd.	6,000	10,003
SJM Holdings Ltd.	7,000	10,166
Sun Hung Kai Properties Ltd.	1,000	16,238
Swire Pacific Ltd. -Class A	1,000	13,366
Swire Properties Ltd.	3,600	11,548
Techtronic Industries Co. Ltd.	3,000	9,810
VTech Holdings Ltd.	800	11,278
Wharf Holdings Ltd. (The)	2,000	16,160
Wheelock and Co. Ltd.	2,000	11,299
Yue Yuen Industrial (Holdings) Ltd.	3,000	11,164
		479,450

Hungary–0.04%

MOL Hungarian Oil and Gas PLC	134	5,376

Indonesia–0.32%

Golden Agri-Resources Ltd.	32,000	9,935
PT Bank Central Asia Tbk	5,800	6,106
PT Indofood Sukses Makmur Tbk	13,900	8,245
PT Jasa Marga Persero Tbk	11,000	6,184
PT Kalbe Farma Tbk	43,600	6,417
PT Unilever Indonesia Tbk	2,500	7,056
		43,943

Ireland–0.35%

CRH PLC	324	7,804
Kerry Group PLC -Class A	104	7,547
Shire PLC	446	32,605
		47,956

Italy–0.69%

Assicurazioni Generali S.p.A.	355	7,493
Atlantia S.p.A.	294	7,567
Enel S.p.A.	1,607	7,265
Eni S.p.A.	398	6,761
Intesa Sanpaolo S.p.A.	2,454	7,171
Luxottica Group S.p.A.	134	7,969
Prada S.p.A.	1,900	11,109
Saipem S.p.A. (a)	442	3,994
Snam S.p.A.	1,458	7,118
Telecom Italia S.p.A. (a)	6,173	7,165

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Italy–(continued)

Terna - Rete Elettrica Nazionale S.p.A.	1,484	$6,491
UniCredit S.p.A.	1,113	6,556
Unione di Banche Italiane S.C.p.A.	1,002	6,879
		93,538

Japan–11.69%

Aeon Co., Ltd.	700	7,398
Aisin Seiki Co., Ltd.	200	6,978
Amada Co., Ltd.	800	7,291
ANA Holdings Inc.	2,000	5,507
Aozora Bank, Ltd.	2,000	7,283
Asahi Glass Co., Ltd.	1,000	5,329
Asahi Group Holdings, Ltd.	200	6,527
Asahi Kasei Corp.	1,000	9,912
ASICS Corp.	200	4,899
Astellas Pharma Inc.	400	6,157
Bank of Kyoto, Ltd. (The)	1,000	8,384
Bank of Yokohama, Ltd. (The)	1,000	5,394
Benesse Holdings, Inc.	200	5,954
Bridgestone Corp.	200	8,003
Brother Industries, Ltd.	300	5,129
Canon Inc.	200	6,308
Casio Computer Co., Ltd.	400	6,266
Chiba Bank, Ltd. (The)	1,000	6,748
Chubu Electric Power Co., Inc. (a)	500	6,608
Chugai Pharmaceutical Co., Ltd.	200	5,962
Chugoku Bank, Ltd. (The)	400	5,692
Chugoku Electric Power Co., Inc. (The)	600	8,279
Credit Saison Co., Ltd.	300	5,046
Dai Nippon Printing Co., Ltd.	1,000	9,001
Dai-ichi Life Insurance Co. Ltd. (The)	400	5,363
Daihatsu Motor Co., Ltd.	600	8,391
Daiichi Sankyo Co., Ltd.	400	5,796
Daikin Industries, Ltd.	100	6,976
Daito Trust Construction Co., Ltd.	100	11,103
Daiwa House Industry Co., Ltd.	300	5,529
Daiwa Securities Group Inc.	1,000	7,230
Denso Corp.	100	4,420
Dentsu Inc.	100	4,108
East Japan Railway Co.	100	7,726
Eisai Co., Ltd.	200	9,964
Electric Power Development Co., Ltd.	200	7,295
FamilyMart Co., Ltd.	200	8,628
Fuji Heavy Industries Ltd.	200	7,177
Fuji Media Holdings, Inc.	500	6,285
FUJIFILM Holdings Corp.	200	6,718
Fujitsu Ltd.	1,000	5,279
Fukuoka Financial Group, Inc.	1,000	4,992
GungHo Online Entertainment, Inc.	1,600	5,430
Gunma Bank, Ltd. (The)	1,000	6,571
Hachijuni Bank, Ltd. (The)	1,000	6,594
Hamamatsu Photonics K.K.	100	4,717
Hankyu Hanshin Holdings, Inc.	1,000	5,557
Hino Motors, Ltd.	600	8,519
Hirose Electric Co., Ltd.	100	12,000
Hiroshima Bank, Ltd. (The)	1,000	4,969
Hisamitsu Pharmaceutical Co., Inc.	200	6,796
Hitachi, Ltd.	1,000	7,562
Hokuhoku Financial Group, Inc.	3,000	6,187

	Shares	Value

Japan–(continued)

Hokuriku Electric Power Co.	600	$8,482
Honda Motor Co., Ltd.	200	6,031
Hoya Corp.	200	7,747
Hulic Co. Ltd.	700	6,324
Idemitsu Kosan Co., Ltd.	400	6,681
IHI Corp.	1,000	5,210
INPEX Corp.	700	7,834
Isetan Mitsukoshi Holdings Ltd.	600	8,511
Isuzu Motors Ltd.	500	6,641
ITOCHU Corp.	700	7,102
Iyo Bank, Ltd. (The)	700	8,080
J. Front Retailing Co., Ltd.	500	6,382
Japan Airlines Co. Ltd.	200	6,714
Japan Exchange Group Inc.	300	6,975
Japan Prime Realty Investment Corp.	2	6,981
Japan Real Estate Investment Corp.	1	4,854
Japan Retail Fund Investment Corp.	3	6,487
Japan Tobacco, Inc.	200	5,434
JFE Holdings, Inc.	300	6,591
Joyo Bank, Ltd. (The)	1,000	5,031
JSR Corp.	300	5,299
JTEKT Corp.	400	6,611
JX Holdings, Inc.	1,700	6,268
Kajima Corp.	2,000	7,930
Kansai Electric Power Co., Inc. (The) (a)	700	6,765
Kao Corp.	200	8,767
Kawasaki Heavy Industries, Ltd.	1,000	4,796
KDDI Corp.	100	7,055
Keikyu Corp.	1,000	7,788
Keio Corp.	1,000	8,128
Keisei Electric Railway Co., Ltd.	1,000	12,874
Kintetsu Corp.	2,000	7,051
Kirin Holdings Co., Ltd.	500	6,719
Kobe Steel, Ltd.	4,000	7,026
Komatsu Ltd.	300	5,900
Konica Minolta Inc.	500	5,477
Kuraray Co., Ltd.	500	6,282
Kurita Water Industries Ltd.	300	6,400
Kyocera Corp.	100	4,397
Kyowa Hakko Kirin Co., Ltd.	1,000	11,397
Kyushu Electric Power Co. Inc. (a)	700	6,757
Lawson, Inc.	100	6,534
LIXIL Group Corp.	300	5,856
Makita Corp.	100	4,440
Marubeni Corp.	1,200	6,622
Marui Group Co., Ltd.	800	8,319
Mazda Motor Corp.	200	4,096
Medipal Holdings Corp.	500	5,821
MEIJI Holdings Co., Ltd.	100	11,001
Mitsubishi Chemical Holdings Corp.	1,300	6,741
Mitsubishi Corp.	300	5,238
Mitsubishi Electric Corp.	1,000	11,574
Mitsubishi Gas Chemical Co., Inc.	1,000	4,528
Mitsubishi Heavy Industries, Ltd.	1,000	5,523
Mitsubishi Materials Corp.	2,000	6,312
Mitsubishi Motors Corp.	700	5,923
Mitsubishi Tanabe Pharma Corp.	400	6,319
Mitsubishi UFJ Financial Group, Inc.	1,200	6,389
Mitsui & Co., Ltd.	600	7,614

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Japan–(continued)

Mitsui Chemicals Inc.	2,000	$5,851
Mitsui O.S.K. Lines, Ltd.	2,000	6,757
Mizuho Financial Group, Inc.	3,900	6,407
MS&AD Insurance Group Holdings, Inc.	300	7,298
Murata Manufacturing Co., Ltd.	100	10,789
Nagoya Railroad Co., Ltd.	2,000	7,853
Namco Bandai Holdings Inc.	300	6,078
NEC Corp.	2,000	5,633
NGK Spark Plug Co., Ltd.	200	5,908
Nidec Corp.	100	6,811
Nikon Corp.	400	5,082
Nintendo Co., Ltd.	100	9,646
Nippon Building Fund Inc.	1	4,909
Nippon Express Co., Ltd.	1,000	5,841
Nippon Paint Holdings Co., Ltd.	200	6,261
Nippon Prologis REIT Inc.	3	7,060
Nippon Steel & Sumitomo Metal Corp.	2,000	4,675
Nippon Telegraph & Telephone Corp.	100	5,937
Nippon Television Holdings, Inc.	400	6,542
Nippon Yusen Kabushiki Kaisha	2,000	5,946
Nissan Motor Co., Ltd.	800	6,842
Nisshin Seifun Group Inc.	700	8,580
Nissin Foods Holdings Co., Ltd.	100	5,400
Nitori Holdings Co., Ltd.	100	5,656
Nitto Denko Corp.	100	5,971
NKSJ Holdings, Inc.	200	5,552
Nomura Holdings, Inc.	1,100	5,868
Nomura Research Institute, Ltd.	200	6,791
NSK Ltd.	1,000	11,722
NTT Data Corp.	200	7,607
NTT DoCoMo, Inc.	400	6,768
Obayashi Corp.	1,000	6,344
Odakyu Electric Railway Co., Ltd.	1,000	9,728
Oji Holdings Corp.	2,000	7,559
Olympus Corp. (a)	200	6,941
OMRON Corp.	100	3,994
Ono Pharmaceutical Co. Ltd.	100	10,536
ORIX Corp.	500	5,717
Osaka Gas Co., Ltd.	2,000	7,892
Otsuka Holdings Co., Ltd.	200	6,188
Panasonic Corp.	500	5,671
Rakuten Inc.	400	5,545
Renesas Electronics Corp. (a)	1,000	7,226
Resona Holdings, Inc.	1,200	5,946
Ricoh Co., Ltd.	700	6,828
Rinnai Corp.	100	6,704
Rohm Co. Ltd.	100	6,438
Santen Pharmaceutical Co., Ltd.	100	6,206
SECOM Co., Ltd.	100	5,805
Sega Sammy Holdings Inc.	600	7,816
Seiko Epson Corp.	100	4,059
Sekisui Chemical Co., Ltd.	1,000	10,928
Sekisui House, Ltd.	600	7,747
Seven & I Holdings Co., Ltd.	200	7,325
Sharp Corp. (a)	3,000	5,871
Shikoku Electric Power Co. Inc. (a)	500	6,282
Shimadzu Corp.	1,000	10,383
Shimamura Co., Ltd.	100	8,875

	Shares	Value

Japan–(continued)

Shimizu Corp.	1,000	$6,909
Shin-Etsu Chemical Co., Ltd.	100	6,624
Shinsei Bank, Ltd.	3,000	5,446
Shionogi & Co., Ltd.	200	6,013
Shiseido Co., Ltd.	400	6,409
Shizuoka Bank, Ltd. (The)	1,000	9,141
SoftBank Corp.	100	5,865
Sony Corp.	300	7,003
Sony Financial Holdings Inc.	400	5,561
Stanley Electric Co., Ltd.	300	6,674
Sumitomo Chemical Co., Ltd.	2,000	7,883
Sumitomo Corp.	700	6,902
Sumitomo Electric Industries, Ltd.	600	7,727
Sumitomo Heavy Industries, Ltd.	1,000	5,407
Sumitomo Mitsui Financial Group, Inc.	200	6,730
Sumitomo Mitsui Trust Holdings, Inc.	2,000	7,004
Suntory Beverage & Food Ltd.	200	7,010
Suruga Bank Ltd.	300	5,623
Suzuken Co., Ltd.	200	5,632
Suzuki Motor Corp.	200	6,332
Sysmex Corp.	100	4,464
T&D Holdings, Inc.	500	5,640
Taiheiyo Cement Corp.	2,000	5,879
Taisei Corp.	1,000	5,809
Taisho Pharmaceutical Holdings Co. Ltd.	100	6,330
Takashimaya Co., Ltd.	1,000	8,775
Takeda Pharmaceutical Co. Ltd.	200	10,003
TDK Corp.	100	6,227
Teijin Ltd.	2,000	5,953
Terumo Corp.	300	7,436
THK Co., Ltd.	200	4,867
Tobu Railway Co., Ltd.	1,000	4,797
Toho Co., Ltd.	300	6,790
Toho Gas Co., Ltd.	1,000	5,439
Tohoku Electric Power Co., Inc.	500	6,292
Tokio Marine Holdings, Inc.	200	6,979
Tokyo Electric Power Co. Inc. (a)	1,800	7,638
Tokyo Electron Ltd.	100	7,118
Tokyo Gas Co., Ltd.	1,000	5,966
Tokyo Tatemono Co., Ltd.	1,000	6,752
Tokyu Corp.	1,000	6,618
Tokyu Fudosan Holdings, Corp.	1,000	6,194
TonenGeneral Sekiyu K.K.	1,000	8,855
Toppan Printing Co. Ltd.	1,000	6,686
Toray Industries, Inc.	1,000	8,523
Toshiba Corp.	1,000	4,002
TOTO Ltd.	1,000	11,040
Toyo Seikan Group Holdings Ltd.	500	6,433
Toyo Suisan Kaisha, Ltd.	200	7,049
Toyota Industries Corp.	100	5,360
Toyota Motor Corp.	100	6,438
Toyota Tsusho Corp.	300	7,118
Trend Micro Inc.	200	5,640
Unicharm Corp.	300	8,265
United Urban Investment Corp.	4	6,404
West Japan Railway Co.	100	5,145
Yahoo Japan Corp.	1,700	5,734
Yakult Honsha Co., Ltd.	100	6,062

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Japan–(continued)

Yamada Denki Co., Ltd.	2,000	$7,416
Yamaguchi Financial Group, Inc.	1,000	10,413
Yamaha Motor Co. Ltd.	300	6,586
Yamato Holdings Co., Ltd.	300	6,794
Yaskawa Electric Corp.	600	7,677
Yokogawa Electric Corp.	500	5,243
		1,585,905

Luxembourg–0.09%

ArcelorMittal S.A.	641	6,107
Tenaris S.A.	480	6,769
		12,876

Macau–0.08%

Wynn Macau, Ltd.	3,887	10,694

Malaysia–1.80%

AMMB Holdings Berhad	6,623	11,381
Axiata Group Berhad	8,668	17,164
British American Tobacco Malaysia Berhad	412	7,477
CIMB Group Holdings Berhad	5,631	8,525
DiGi.Com Berhad	5,600	9,890
Gamuda Berhad	5,100	7,124
Genting Berhad	3,131	7,617
Genting Malaysia Berhad	6,100	6,814
Hong Leong Bank Berhad	3,600	13,819
IHH Healthcare Berhad	6,221	8,888
IJM Corp. Berhad	4,779	9,085
IOI Corp. Berhad	5,700	7,397
Kuala Lumpur Kepong Berhad	1,100	6,868
Malayan Banking Berhad	6,019	14,419
Maxis Berhad	5,781	11,285
MISC Berhad	3,224	6,884
Petronas Chemicals Group Berhad	6,700	9,415
Petronas Dagangan Berhad	1,200	5,841
Petronas Gas Berhad	1,200	7,340
Public Bank Berhad	2,285	11,420
RHB Capital Berhad	4,200	9,422
Sime Darby Berhad	5,605	14,516
Telekom Malaysia Berhad	4,191	8,048
Tenaga Nasional Berhad	1,922	7,656
UMW Holdings Berhad	2,907	8,711
YTL Corp. Berhad	13,832	6,700
		243,706

Mexico–0.67%

America Movil S.A.B. de C.V. -Series L	6,240	6,685
Arca Continental S.A.B. de C.V. (a)	1,432	8,492
Cemex S.A.B. de C.V. -Series CPO(a)(b)	6,834	6,068
Coca-Cola Femsa, S.A.B. de C.V. -Series L	800	6,511
El Puerto de Liverpool, S.A.B. de C.V. -Series C1 (a)	700	7,150
Fibra Uno Administracion S.A. de C.V.	2,700	8,141
Fomento Economico Mexicano, S.A.B. de C.V. Series BD(a)(c)	900	7,534

	Shares	Value

Mexico–(continued)

Grupo Financiero Banorte S.A.B. de C.V. -Class O	1,300	$6,620
Grupo Lala, S.A.B. de C.V. (a)	4,200	8,223
Grupo Mexico S.A.B. de C.V. -Series B	2,200	5,800
Grupo Televisa S.A.B. -Series CPO (a)(d)	1,000	6,520
Mexichem S.A.B. de C.V.	2,000	5,565
Wal-Mart de Mexico S.A.B. de C.V. -Series V	3,724	7,183
		90,492

Netherlands–0.61%

Aegon N.V.	871	6,220
Akzo Nobel N.V.	103	7,439
ASML Holding N.V.	68	7,139
Gemalto N.V.	82	5,937
Heineken Holding N.V.	114	7,473
Heineken N.V.	98	7,308
Koninklijke Ahold N.V.	417	7,537
Koninklijke DSM N.V.	109	5,802
Koninklijke KPN N.V.	2,331	7,212
Koninklijke Philips N.V.	248	6,853
Randstad Holding N.V.	140	7,393
Wolters Kluwer N.V.	238	7,122
		83,435

New Zealand–0.23%

Auckland International Airport Ltd.	3,138	10,132
Fletcher Building Ltd.	1,617	9,823
Spark New Zealand Ltd.	4,438	10,630
		30,585

Norway–0.38%

DNB ASA	675	9,770
Orkla ASA	1,439	10,616
Statoil ASA	568	9,473
Telenor ASA	466	9,992
Yara International ASA	227	11,815
		51,666

Philippines–0.63%

Aboitiz Power Corp.	8,100	8,148
Ayala Corp.	480	7,875
Bank of the Philippine Islands	3,300	7,385
BDO Unibank, Inc.	3,190	8,255
Energy Development Corp.	33,600	6,481
GT Capital Holdings, Inc.	290	7,939
International Container Terminal Services, Inc.	3,040	7,838
Metropolitan Bank & Trust Co.	3,720	8,006
Philippine Long Distance Telephone Co.	115	7,734
SM Investments Corp.	420	8,816
Universal Robina Corp.	1,490	6,962
		85,439

Poland–0.09%

Powszechna Kasa Oszczednosci Bank Polski S.A.	598	5,533

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Poland–(continued)

Powszechny Zaklad Ubezpieczen S.A.	49	$6,674
		12,207

Portugal–0.05%

Energias de Portugal, S.A.	1,840	6,999

Qatar–0.23%

Commercial Bank of Qatar Q.S.C. (The)	374	6,933
Doha Bank Q.S.C.	396	6,362
Industries Qatar Q.S.C.	130	5,302
Qatar Electricity & Water Co.	128	6,562
Qatar National Bank	110	5,980
		31,139

Russia–0.05%

Polyus Gold International Ltd.	2,427	7,064

Singapore–1.67%

Ascendas REIT	6,000	10,911
CapitaLand Ltd.	4,000	10,256
CapitaMall Trust	7,000	10,815
City Developments Ltd.	1,000	7,406
ComfortDelGro Corp. Ltd.	6,000	12,714
DBS Group Holdings Ltd.	1,000	14,565
Genting Singapore PLC	13,000	10,336
Global Logistic Properties Ltd.	6,000	11,205
Keppel Corp. Ltd.	2,000	12,839
Oversea-Chinese Banking Corp. Ltd.	1,000	7,662
SembCorp Industries Ltd.	3,000	9,534
SembCorp Marine Ltd.	4,000	8,887
Singapore Airlines Ltd.	1,000	9,334
Singapore Exchange Ltd.	2,000	11,473
Singapore Press Holdings Ltd.	3,000	9,148
Singapore Technologies Engineering Ltd.	4,000	9,916
Singapore Telecommunications Ltd.	4,000	12,043
Suntec REIT	7,000	9,717
United Overseas Bank Ltd.	1,000	17,090
UOL Group Ltd.	2,000	10,654
Wilmar International Ltd.	4,000	9,506
		226,011

South Africa–1.29%

Barclays Africa Group Ltd.	468	7,948
Barloworld Ltd.	730	5,516
Bidvest Group Ltd.	280	7,719
Coronation Fund Managers Ltd.	719	6,359
Discovery Ltd.	752	7,407
FirstRand Ltd.	1,585	7,050
Growthpoint Properties Ltd.	3,814	9,571
Investec Ltd.	755	6,329
Liberty Holdings Ltd.	776	8,736
Life Healthcare Group Holdings Ltd.	1,788	6,657
MMI Holdings Ltd.	2,419	6,508
MTN Group Ltd.	371	6,401
Nedbank Group Ltd.	351	7,675
Pick n Pay Stores Ltd.	1,489	7,314
Rand Merchant Insurance Holdings Ltd.	2,040	7,434

	Shares	Value

South Africa–(continued)

Redefine Properties Ltd.	8,527	$8,339
Remgro Ltd.	335	7,756
Sanlam Ltd.	1,079	6,474
Sasol Ltd.	187	6,709
Shoprite Holdings Ltd.	474	7,474
SPAR Group Ltd. (The)	488	7,704
Standard Bank Group Ltd.	616	8,132
Tsogo Sun Holdings Ltd.	3,005	7,086
Vodacom Group Ltd.	543	6,246
		174,544

South Korea–0.57%

BS Financial Group Inc.	481	6,063
GS Holdings (a)	218	8,279
Hankook Tire Co. Ltd. (a)	385	8,846
Hanwha Life Insurance Co., Ltd. (a)	1,000	7,114
Hyundai Marine & Fire Insurance Co., Ltd. (a)	346	8,250
KT&G Corp.	81	5,950
Kumho Petrochemical Co., Ltd.	92	7,508
LG Corp.	114	6,419
LG Electronics Inc.	104	5,759
Samsung Fire & Marine Insurance Co., Ltd.	26	6,999
Samsung Life Insurance Co., Ltd.	60	6,142
		77,329

Spain–0.83%

Abertis Infraestructuras S.A.	346	6,776
Amadeus IT Holding S.A. -Class A	181	7,255
Banco Bilbao Vizcaya Argentaria, S.A.	741	6,326
Banco de Sabadell S.A.	2,657	6,696
Banco Popular Espanol S.A.	1,364	5,753
Banco Santander S.A.	834	5,606
Bankia S.A. (a)	4,677	6,108
CaixaBank S.A.	1,224	5,316
Enagas S.A.	230	7,296
Ferrovial S.A.	365	7,231
Gas Natural SDG, S.A.	262	6,132
Grifols S.A.	176	7,382
Iberdrola S.A.	1,041	7,182
Industria de Diseno Textil, S.A.	259	7,649
Red Electrica Corp. S.A.	80	6,809
Repsol S.A.	368	6,573
Telefonica S.A.	464	6,953
		113,043

Sweden–1.29%

Assa Abloy AB -Class B	196	10,696
Atlas Copco AB -Class A	355	10,505
Hennes & Mauritz AB -Class B	229	9,413
Hexagon AB -Class B	329	10,415
Investor AB -Class B	290	10,548
Nordea Bank AB	890	11,286
Sandvik AB	1,029	10,776
Skandinaviska Enskilda Banken AB -Class A	780	9,386
Skanska AB -Class B	475	10,515

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Sweden–(continued)

SKF AB -Class B	462	$10,887
Svenska Cellulosa AB -Class B	464	11,213
Svenska Handelsbanken AB -Class A	214	10,144
Swedbank AB -Class A	396	9,574
Swedish Match AB	312	10,150
Telefonaktiebolaget LM Ericsson -Class B	836	10,155
TeliaSonera AB	1,559	9,605
Volvo AB -Class B	887	10,388
		175,656

Switzerland–1.91%

ABB Ltd.	449	8,601
Actelion Ltd.	87	9,625
Adecco S.A	141	10,553
Cie Financiere Richemont S.A.	117	9,722
Credit Suisse Group AG	370	7,788
Geberit AG	31	10,615
Givaudan S.A.	6	10,959
Glencore PLC	6,934	25,861
Holcim Ltd.	136	9,517
Julius Baer Group Ltd.	227	9,248
Kuehne + Nagel International AG	77	10,594
Nestle S.A.	134	10,263
Novartis AG	109	10,627
Roche Holding AG	37	9,995
Schindler Holding AG -Participation Ctfs.	69	10,244
SGS S.A.	5	9,497
Sika AG	3	10,297
STMicroelectronics N.V.	946	7,910
Swatch Group AG (The)	22	8,762
Swiss Re AG	120	10,842
Swisscom AG	19	11,162
Syngenta AG	31	10,089
TE Connectivity Ltd.	100	6,639
UBS Group AG	582	9,755
Zurich Insurance Group AG	32	10,622
		259,787

Taiwan–3.26%

Asia Cement Corp.	8,450	10,174
Cathay Financial Holding Co., Ltd.	4,758	6,803
Chailease Holding Co. Ltd.	3,000	7,078
Chang Hwa Commercial Bank	18,472	10,422
Cheng Shin Rubber Industry Co., Ltd.	3,000	7,209
China Airlines Ltd. (a)	21,000	10,591
China Development Financial Holding Corp.	28,224	9,270
China Life Insurance Co., Ltd.	10,498	8,778
China Steel Chemical Corp.	1,400	6,767
China Steel Corp.	14,409	12,171
Chunghwa Telecom Co., Ltd.	6,551	19,798
CTBC Financial Holding Co. Ltd.	13,420	8,512
E.Sun Financial Holding Co. Ltd.	15,159	9,303
EVA Airways Corp. (a)	10,000	7,622
Evergreen Marine Corp. (Taiwan) Ltd. (a)	13,000	9,199
Far Eastern Department Stores Ltd.	10,000	8,534

	Shares	Value

Taiwan–(continued)

Far Eastern New Century Corp.	9,521	$9,571
Far EasTone Telecommunications Co., Ltd.	3,267	7,982
First Financial Holding Co., Ltd.	20,843	12,155
Formosa Chemicals & Fibre Corp.	4,267	9,135
Formosa Petrochemical Corp.	4,000	8,545
Formosa Plastics Corp.	4,734	11,457
Foxconn Technology Co. Ltd.	2,920	7,907
Fubon Financial Holding Co. Ltd.	4,301	6,812
Highwealth Construction Corp.	3,726	7,553
Hon Hai Precision Industry Co., Ltd.	2,790	7,624
Hua Nan Financial Holdings Co., Ltd.	19,000	10,535
Kenda Rubber Industrial Co., Ltd.	4,000	8,090
King’s Town Bank Co. Ltd.	8,000	8,456
Lite-On Technology Corp.	5,000	6,153
Makalot Industrial Co., Ltd.	1,000	5,619
Mega Financial Holding Co., Ltd.	13,000	9,933
Nan Ya Plastics Corp.	4,384	8,808
President Chain Store Corp.	1,000	7,670
Ruentex Development Co., Ltd.	5,000	7,510
Ruentex Industries Ltd.	3,000	6,461
Shin Kong Financial Holding Co., Ltd.	35,984	10,004
SinoPac Financial Holdings Co., Ltd.	25,432	10,333
Taishin Financial Holding Co., Ltd.	25,970	10,609
Taiwan Cement Corp.	4,668	6,281
Taiwan Cooperative Financial Holding Co. Ltd.	30,187	15,564
Taiwan Fertilizer Co., Ltd.	6,718	11,682
Taiwan Mobile Co., Ltd.	3,217	10,612
Taiwan Semiconductor Manufacturing Co. Ltd.	1,750	7,768
Uni-President Enterprises Corp.	3,948	6,287
United Microelectronics Corp.	15,000	7,302
WPG Holdings Ltd.	7,068	8,768
Yang Ming Marine Transport (a)	18,000	9,601
Yuanta Financial Holding Co., Ltd.	15,375	7,376
		442,394

Thailand–0.76%

Bangkok Bank PCL	1,100	6,398
BTS Group Holdings PCL	23,700	7,122
CP ALL PCL	5,600	7,089
Intouch Holdings PCL	3,100	7,645
IRPC PCL	65,500	6,849
Kasikornbank PCL	900	6,147
Krungthai Bank PCL	8,900	6,141
PTT Exploration and Production PCL	1,800	6,049
PTT Global Chemical PCL	4,300	7,428
Siam Cement PCL (The)	600	9,083
Siam Commercial Bank PCL (The)	1,100	6,009
Thai Beverage PCL	21,000	11,154
Thai Oil PCL	5,400	8,447
Thai Union Frozen Products PCL	10,900	7,265
		102,826

Turkey–0.04%

Turkcell Iletisim Hizmetleri A.S. (a)	980	5,641

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United Kingdom–11.48%

Anglo American PLC	1,731	$28,944
ARM Holdings PLC	2,140	33,391
Associated British Foods PLC	647	30,095
AstraZeneca PLC	453	32,213
Aviva PLC	4,173	33,185
BAE Systems PLC	4,464	34,043
Barclays PLC	8,545	30,029
BG Group PLC	2,292	30,539
BP PLC	5,001	32,196
British American Tobacco PLC	590	33,215
BT Group PLC	5,103	32,074
Burberry Group PLC	1,274	33,134
Centrica PLC	7,574	33,446
CNH Industrial N.V.	927	7,041
Compass Group PLC	1,902	32,929
Delphi Automotive PLC	86	5,911
Diageo PLC	1,126	33,351
Experian PLC	1,899	33,496
Fiat Chrysler Automobiles N.V. (a)	633	8,369
GlaxoSmithKline PLC	1,484	32,661
HSBC Holdings PLC	3,400	31,130
Imperial Tobacco Group PLC	733	34,432
Kingfisher PLC	6,330	32,637
Land Securities Group PLC	1,788	34,256
Legal & General Group PLC	8,491	34,203
Lloyds Banking Group PLC (a)	27,121	30,125
Marks & Spencer Group PLC	4,339	31,655
National Grid PLC	2,280	32,065
Next PLC	318	34,599
Old Mutual PLC	10,970	34,272
Pearson PLC	1,749	35,526
Prudential PLC	1,366	33,225
Reckitt Benckiser Group PLC	407	34,468
Reed Elsevier N.V.	325	7,963
Reed Elsevier PLC	1,916	33,315
Rio Tinto Ltd.	232	10,289
Rio Tinto PLC	719	31,674
Rolls-Royce Holdings PLC	2,393	32,137
Royal Bank of Scotland Group PLC (a)	5,314	28,935
Royal Dutch Shell PLC -Class A	952	29,126
SABMiller PLC	612	33,342
Sky PLC	2,323	32,424
Smith & Nephew PLC	1,877	33,566
SSE PLC	1,272	30,824
Standard Chartered PLC	2,228	29,724
Standard Life PLC	5,044	30,519
Tesco PLC	11,141	37,712
Tullow Oil PLC	3,475	19,043
Unilever PLC	786	34,628
Vodafone Group PLC	9,180	32,329
Wolseley PLC	566	32,859
WPP PLC	1,550	34,168
		1,557,432

United States–22.44%

3M Co.	37	6,005
Abbott Laboratories	135	6,043
AbbVie Inc.	91	5,492

	Shares	Value

United States–(continued)

ABM Industries Inc.	447	$12,905
Acadia Realty Trust	569	20,592
Accenture PLC -Class A	69	5,798
ACE Ltd.	54	5,830
Actavis PLC (a)	24	6,397
Actuant Corp. -Class A	362	8,366
Adobe Systems Inc. (a)	84	5,891
Aetna Inc.	73	6,703
Aflac, Inc.	101	5,765
Agilent Technologies, Inc.	149	5,628
Agree Realty Corp.	476	16,489
Air Products and Chemicals, Inc.	45	6,552
Albany International Corp. -Class A	296	10,102
Alexion Pharmaceuticals, Inc. (a)	32	5,864
Allergan, Inc.	29	6,359
ALLETE, Inc.	322	18,241
Allstate Corp. (The)	88	6,142
Altria Group, Inc.	122	6,478
Amazon.com, Inc. (a)	19	6,736
American Airlines Group Inc.	122	5,988
American Assets Trust Inc.	370	16,421
American Electric Power Co., Inc.	103	6,469
American Express Co.	66	5,326
American International Group, Inc.	111	5,425
American States Water Co.	304	12,051
American Tower Corp.	69	6,690
Ameriprise Financial, Inc.	48	5,997
Amgen Inc.	36	5,481
Anadarko Petroleum Corp.	73	5,968
Analog Devices, Inc.	118	6,148
Anthem, Inc.	52	7,018
Aon PLC	68	6,123
Apache Corp.	94	5,882
Apple Inc.	55	6,444
Applied Industrial Technologies, Inc.	221	8,935
Applied Materials, Inc.	249	5,687
Archer-Daniels-Midland Co.	125	5,829
Associated Estates Realty Corp.	580	14,448
AT&T Inc.	186	6,123
Automatic Data Processing, Inc.	77	6,355
AutoZone, Inc. (a)	10	5,970
Avista Corp.	429	15,929
Baker Hughes Inc.	108	6,263
Bank of America Corp.	382	5,787
Bank of New York Mellon Corp. (The)	163	5,868
Baxter International Inc.	84	5,906
BB&T Corp.	163	5,752
Becton, Dickinson and Co.	44	6,076
Benchmark Electronics, Inc. (a)	443	10,734
Berkshire Hathaway Inc. -Class B (a)	41	5,900
Biogen Idec Inc. (a)	17	6,616
BlackRock, Inc.	17	5,789
Boeing Co. (The)	47	6,832
Boston Properties, Inc.	52	7,218
Bristol-Myers Squibb Co.	101	6,087
Broadcom Corp. -Class A	145	6,153
Brookline Bancorp, Inc.	1,507	14,467
CACI International Inc. -Class A (a)	161	13,619

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

Capital One Financial Corp.	74	$5,418
Capstead Mortgage Corp.	1,575	18,932
Cardinal Health, Inc.	75	6,239
Carnival Corp.	150	6,594
Casey’s General Stores, Inc.	130	11,869
Caterpillar Inc.	61	4,878
CBS Corp. -Class B	113	6,194
Cedar Realty Trust Inc.	1,625	12,935
Celgene Corp. (a)	53	6,315
CenturyLink Inc.	150	5,576
Charles Schwab Corp. (The)	202	5,248
Chesapeake Energy Corp.	262	5,025
Chesapeake Lodging Trust	380	13,954
Chevron Corp.	55	5,639
Chubb Corp. (The)	60	5,874
Cigna Corp.	64	6,837
Cisco Systems, Inc.	223	5,879
Citigroup Inc.	121	5,681
City Holding Co.	250	10,583
CME Group Inc. -Class A	69	5,886
Coca-Cola Co. (The)	149	6,134
Cognizant Technology Solutions Corp. -Class A (a)	116	6,279
Colgate-Palmolive Co.	95	6,414
Columbia Banking System, Inc.	362	9,206
Comcast Corp. -Class A	116	6,165
Community Bank System, Inc.	297	9,988
ConocoPhillips	79	4,975
Consolidated Edison, Inc.	94	6,512
Corning Inc.	273	6,489
Costco Wholesale Corp.	43	6,149
Cousins Properties, Inc.	1,158	12,784
Cracker Barrel Old Country Store, Inc.	95	12,778
Crown Castle International Corp.	82	7,094
CSG Systems International, Inc.	408	10,004
CSX Corp.	173	5,761
Cubic Corp.	240	12,550
Cummins Inc.	43	5,997
CVB Financial Corp.	661	9,657
CVS Health Corp.	65	6,380
Danaher Corp.	77	6,343
Darling International Inc. (a)	595	10,103
Deere & Co.	69	5,878
Delta Air Lines, Inc.	131	6,198
Devon Energy Corp.	101	6,087
DiamondRock Hospitality Co.	772	11,217
Dime Community Bancshares, Inc.	862	12,723
DineEquity, Inc.	120	12,810
DIRECTV (a)	70	5,970
Discover Financial Services	98	5,329
Dollar General Corp. (a)	97	6,505
Dominion Resources, Inc.	82	6,305
Dow Chemical Co. (The)	135	6,097
Duke Energy Corp.	75	6,536
E. I. du Pont de Nemours and Co.	86	6,124
EastGroup Properties, Inc.	234	15,126
Eaton Corp. PLC	89	5,615
eBay Inc. (a)	108	5,724

	Shares	Value

United States–(continued)

Ecolab Inc.	52	$5,396
Edison International	95	6,474
Education Realty Trust, Inc.	446	15,432
El Paso Electric Co.	360	14,422
Eli Lilly and Co.	86	6,192
EMC Corp.	219	5,679
EMCOR Group, Inc.	265	10,695
Emerson Electric Co.	97	5,523
Encore Capital Group, Inc. (a)	265	9,863
Entergy Corp.	70	6,126
EOG Resources, Inc.	65	5,787
EPR Properties	234	15,224
Equity Residential	99	7,683
ESCO Technologies Inc.	333	11,995
Exelon Corp.	164	5,911
Exponent, Inc.	130	10,418
Express Scripts Holding Co. (a)	82	6,618
Exxon Mobil Corp.	67	5,857
F.N.B. Corp.	924	11,088
Facebook Inc. -Class A (a)	83	6,301
FedEx Corp.	35	5,919
First Commonwealth Financial Corp.	1,092	8,616
First Financial Bancorp.	621	10,259
First Financial Bankshares, Inc.	332	8,200
FirstEnergy Corp.	160	6,453
Ford Motor Co.	373	5,487
Forward Air Corp.	226	10,147
Franklin Resources, Inc.	106	5,462
Franklin Street Properties Corp.	1,158	14,915
Freeport-McMoRan Inc.	265	4,455
GenCorp Inc. (a)	639	10,735
General Dynamics Corp.	47	6,261
General Electric Co.	250	5,973
General Mills, Inc.	117	6,140
General Motors Co.	182	5,937
Geo Group Inc. (The)	354	15,406
Getty Realty Corp.	739	13,694
Gilead Sciences, Inc. (a)	61	6,395
Goldman Sachs Group, Inc. (The)	33	5,690
Google Inc. -Class A (a)	12	6,451
Government Properties Income Trust	726	16,553
Greatbatch, Inc. (a)	208	10,100
Halliburton Co.	152	6,078
Hawkins, Inc.	263	10,128
HCP, Inc.	151	7,141
Health Care REIT, Inc.	96	7,867
Healthcare Realty Trust, Inc.	621	18,686
Healthcare Services Group, Inc.	369	11,627
Hershey Co. (The)	59	6,030
Hess Corp.	84	5,669
Hewlett-Packard Co.	166	5,998
Hillenbrand, Inc.	312	9,800
Hilton Worldwide Holdings Inc. (a)	236	6,129
Home Depot, Inc. (The)	61	6,370
Honeywell International Inc.	61	5,963
Horace Mann Educators Corp.	419	12,767
Humana Inc.	42	6,150
Iconix Brand Group, Inc. (a)	311	10,338

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

ICU Medical, Inc. (a)	121	$10,113
Illinois Tool Works Inc.	65	6,051
Illumina, Inc. (a)	32	6,246
Independent Bank Corp.	286	10,819
Infinity Property & Casualty Corp.	149	10,470
Ingersoll-Rand PLC	96	6,374
Inland Real Estate Corp.	1,445	16,444
Integra LifeSciences Holdings Corp. (a)	239	13,317
Intel Corp.	170	5,617
Intercontinental Exchange, Inc.	30	6,172
International Business Machines Corp.	39	5,979
International Paper Co.	115	6,056
Intuit Inc.	70	6,077
Intuitive Surgical, Inc. (a)	12	5,934
J & J Snack Foods Corp.	118	11,578
Johnson & Johnson	56	5,608
Johnson Controls, Inc.	139	6,459
JPMorgan Chase & Co.	108	5,873
Kaiser Aluminum Corp.	200	13,862
Kaman Corp.	318	12,090
Kellogg Co.	92	6,033
Kimberly-Clark Corp.	53	5,722
Kinder Morgan Inc.	149	6,116
Kite Realty Group Trust	430	13,141
Kraft Foods Group, Inc.	97	6,338
Kroger Co. (The)	97	6,698
Laclede Group, Inc. (The)	329	17,687
Las Vegas Sands Corp.	104	5,654
Lexington Realty Trust	1,214	13,852
Littelfuse, Inc.	105	10,368
Lockheed Martin Corp.	32	6,028
Lorillard, Inc.	102	6,692
Lowe’s Cos., Inc.	92	6,234
LTC Properties, Inc.	357	16,750
LyondellBasell Industries N.V. -Class A	76	6,011
Macy’s, Inc.	99	6,324
Magellan Health, Inc. (a)	214	12,866
ManTech International Corp. -Class A	348	11,320
Marathon Oil Corp.	219	5,825
Marathon Petroleum Corp.	70	6,481
Marriott Vacations Worldwide Corp.	160	12,240
Marsh & McLennan Cos., Inc.	107	5,753
MasterCard, Inc. -Class A	72	5,906
Matthews International Corp. -Class A	274	12,694
McDonald’s Corp.	69	6,378
McGraw Hill Financial, Inc.	69	6,171
McKesson Corp.	29	6,167
Mead Johnson Nutrition Co.	66	6,500
Medical Properties Trust Inc.	1,037	15,939
Medtronic PLC	140	10,022
Merck & Co., Inc.	104	6,269
MetLife, Inc.	119	5,534
Micron Technology, Inc. (a)	194	5,677
Microsoft Corp.	136	5,494
MKS Instruments, Inc.	297	10,398
Mondelez International Inc. -Class A	177	6,237
Monsanto Co.	53	6,253

	Shares	Value

United States–(continued)

Morgan Stanley	171	$5,782
Mosaic Co. (The)	127	6,184
Motorola Solutions, Inc.	94	5,867
Mueller Industries, Inc.	330	10,359
National Oilwell Varco Inc.	92	5,008
National Penn Bancshares, Inc.	1,170	11,349
National Presto Industries, Inc.	170	10,710
Navigators Group, Inc. (The) (a)	173	12,840
NBT Bancorp Inc.	437	10,055
Netflix Inc. (a)	19	8,394
New Jersey Resources Corp.	198	12,648
NextEra Energy, Inc.	58	6,336
NIKE, Inc. -Class B	65	5,996
Noble Energy, Inc.	118	5,633
Norfolk Southern Corp.	57	5,812
Northern Trust Corp.	93	6,080
Northrop Grumman Corp.	41	6,435
Northwest Bancshares, Inc.	1,051	12,402
Northwest Natural Gas Co.	351	17,518
NorthWestern Corp.	294	16,981
Nucor Corp.	112	4,889
Occidental Petroleum Corp.	76	6,080
Old National Bancorp	736	9,870
Omnicom Group Inc.	88	6,406
Oracle Corp.	135	5,655
Oritani Financial Corp.	1,029	14,519
PACCAR Inc.	89	5,350
Parkway Properties, Inc.	666	12,188
PepsiCo, Inc.	69	6,471
Pfizer Inc.	202	6,313
PG&E Corp.	117	6,881
Philip Morris International Inc.	76	6,098
Phillips 66	78	5,485
Piedmont Natural Gas Co., Inc.	452	18,030
Pioneer Natural Resources Co.	40	6,021
PNC Financial Services Group, Inc. (The)	69	5,833
Pool Corp.	203	12,629
Post Properties, Inc.	291	17,678
PPG Industries, Inc.	28	6,241
PPL Corp.	172	6,106
Praxair, Inc.	45	5,427
Precision Castparts Corp.	25	5,003
Priceline Group Inc. (The) (a)	6	6,057
ProAssurance Corp.	388	17,216
Procter & Gamble Co. (The)	72	6,069
Prologis, Inc.	168	7,584
Provident Financial Services, Inc.	617	10,711
Prudential Financial, Inc.	66	5,008
PS Business Parks, Inc.	195	16,401
Public Service Enterprise Group Inc.	155	6,615
Public Storage	38	7,632
QUALCOMM, Inc.	83	5,184
Raytheon Co.	59	5,903
Regeneron Pharmaceuticals, Inc. (a)	15	6,250
Retail Opportunity Investments Corp.	967	17,087
Reynolds American Inc.	96	6,523
RLI Corp.	275	12,900
Sabra Health Care REIT, Inc.	498	16,285

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

Safety Insurance Group, Inc.	231	$14,310
salesforce.com, inc. (a)	108	6,097
Samsonite International S.A.	3,388	10,240
SanDisk Corp.	59	4,479
Saul Centers, Inc.	254	14,501
Schlumberger Ltd.	71	5,850
SEACOR Holdings Inc. (a)	152	10,936
Selective Insurance Group, Inc.	433	11,180
Sempra Energy	59	6,603
Simmons First National Corp. -Class A	251	9,392
Simon Property Group, Inc.	37	7,350
South Jersey Industries, Inc.	271	15,786
Southern Co. (The)	126	6,391
Southwest Airlines Co.	153	6,913
Southwest Gas Corp.	259	15,918
Sovran Self Storage, Inc.	178	16,866
Spectra Energy Corp.	167	5,584
St. Jude Medical, Inc.	92	6,060
Starbucks Corp.	83	7,265
State Street Corp.	82	5,864
Stepan Co.	276	10,598
Sterling Bancorp	821	10,821
Stryker Corp.	65	5,918
SunTrust Banks, Inc.	158	6,070
Sysco Corp.	161	6,306
T. Rowe Price Group Inc.	72	5,668
Target Corp.	84	6,183
Teledyne Technologies Inc. (a)	121	11,500
Texas Instruments Inc.	114	6,093
Texas Roadhouse, Inc.	343	11,521
Thermo Fisher Scientific, Inc.	52	6,511
Time Warner Cable Inc.	40	5,445
Time Warner Inc.	79	6,156
TJX Cos., Inc. (The)	93	6,132
Tompkins Financial Corp.	217	11,126
Toro Co. (The)	220	14,280
Travelers Cos., Inc. (The)	59	6,066
TrustCo Bank Corp NY	1,428	9,182
Twenty-First Century Fox, Inc. -Class A	160	5,306
Tyco International PLC	145	5,917
U.S. Bancorp	137	5,742
UIL Holdings Corp.	327	15,042
Union Pacific Corp.	56	6,564
United Bankshares, Inc.	329	11,123
United Parcel Service, Inc. -Class B	56	5,535
United Stationers Inc.	248	9,997
United Technologies Corp.	53	6,083
UnitedHealth Group Inc.	60	6,376
Universal Health Realty Income Trust	324	17,409
Urban Edge Properties (a)	29	688
Urstadt Biddle Properties Inc. -Class A	707	16,615
Valero Energy Corp.	134	7,086
Ventas, Inc.	100	7,981
Verizon Communications Inc.	122	5,577
Vertex Pharmaceuticals Inc. (a)	52	5,727
VF Corp.	85	5,896
Viacom Inc. -Class B	78	5,025

	Shares	Value

United States–(continued)
Visa Inc. -Class A	24	$6,118
Vornado Realty Trust	58	6,406
Wal-Mart Stores, Inc.	73	6,204
Walgreens Boots Alliance, Inc.	85	6,269
Walt Disney Co. (The)	72	6,549
Waste Management, Inc.	122	6,274
Watts Water Technologies, Inc. -Class A	162	9,498
WD-40 Co.	137	11,242
Wells Fargo & Co.	116	6,023
Westamerica Bancorp.	241	9,804
Western Digital Corp.	54	5,250
Weyerhaeuser Co.	198	7,098
Whole Foods Market, Inc.	127	6,616
Williams Cos., Inc. (The)	135	5,921
Wintrust Financial Corp.	261	11,346
Xcel Energy, Inc.	175	6,568
Yahoo! Inc. (a)	122	5,368
Yum! Brands, Inc.	89	6,433
Zimmer Holdings, Inc.	54	6,05
Zoetis Inc.	143	6,110
		3,046,285
Total Common Stocks & Other Equity Interests (Cost $10,853,569)		10,890,785

Money Market Funds–16.22%

Liquid Assets Portfolio –Institutional Class (e)	1,100,357	1,100,357
Premier Portfolio –Institutional Class (e)	1,100,357	1,100,357
Total Money Market Funds (Cost $2,200,715)		2,200,715
TOTAL INVESTMENTS–96.47% (Cost $13,054,284)		13,091,500
OTHER ASSETS LESS LIABILITIES–3.53%		480,045
NET ASSETS–100.00%		$13,571,545

Investment Abbreviations:

CPO	— Certificates of Ordinary Participation
Ctfs.	— Certificates
REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Each unit represents two Series A shares and one Series B share.

(c)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.

(d)	Each CPO represents twenty-five A shares, twenty-two B shares, thirty-five L shares and thirty-five D shares. The money market fund and the Fund are affiliated by having the same investment adviser.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Macro Long/Short Fund

A. Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

Invesco Macro Long/Short Fund

E. Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations.

Invesco Macro Long/Short Fund

G. Swap Agreements – (continued)

A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

H.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$634,513	$—	$634,513
Austria	6,539	12,528	—	19,067
Belgium	7,818	36,015	—	43,833
Brazil	26,113	—	—	26,113
Chile	53,112	—	—	53,112
China	6,917	243,930	—	250,847
Colombia	22,854	—	—	22,854
Czech Republic	—	11,731	—	11,731
Denmark	—	59,731	—	59,731
Finland	7,110	43,221	—	50,331
France	51,249	301,394	—	352,643
Germany	230,742	27,902	—	258,644
Greece	3,948	—	—	3,948
Hong Kong	56,415	423,035	—	479,450
Hungary	—	5,376	—	5,376
Indonesia	16,352	27,591	—	43,943
Ireland	47,956	—	—	47,956

Invesco Macro Long/Short Fund

Italy	—	93,538	—	93,538
Japan	—	1,585,905	—	1,585,905
Luxembourg	6,769	6,107	—	12,876
Macau	—	10,694	—	10,694
Malaysia	97,556	146,150	—	243,706
Mexico	90,492	—	—	90,492
Netherlands	—	83,435	—	83,435
New Zealand	—	30,585	—	30,585
Norway	—	51,666	—	51,666
Philippines	—	85,439	—	85,439
Poland	6,674	5,533	—	12,207
Portugal	—	6,999	—	6,999
Qatar	31,139	—	—	31,139
Russia	7,064	—	—	7,064
Singapore	21,726	204,285	—	226,011
South Africa	22,330	152,214	—	174,544
South Korea	7,114	70,215	—	77,329
Spain	7,649	105,394	—	113,043
Sweden	10,388	165,268	—	175,656
Switzerland	45,763	214,024	—	259,787
Taiwan	21,203	421,191	—	442,394
Thailand	21,542	81,284	—	102,826
Turkey	—	5,641	—	5,641
United Kingdom	241,592	1,315,840	—	1,557,432
United States	5,236,760	10,240	—	5,247,000
	6,412,886	6,678,614	—	13,091,500
Foreign Forward Currency Contracts*	—	52,910	—	52,910
Futures Contracts*	(208,610)	—	—	(208,610)
Swap Agreements*	—	7,361	—	7,361
Total Investments	$6,204,276	$6,738,885	$—	$12,943,161

* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts (a)	$95,675	$(42,765)
Market risk
Futures contracts	28,870	(237,480)
Swap contracts	7,361	—
Total	$131,906	$(280,245)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Invesco Macro Long/Short Fund

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss)
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss)
Currency risk	$—	$349,393	$—
Market risk	(154,042)	—	—
Change in Unrealized Appreciation
Currency risk	—	(27,794)	—
Market risk	22,886	—	8,242
Total	$(131,156)	$321,599	$8,242

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts, and swap agreements outstanding during the period.
	Futures Contracts	Foreign Currency Contracts	Swap Agreements
Average notional value	$10,126,234	$5,540,822	$183,180

Open Forward Foreign Currency Contracts

Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
04/14/2015	Canadian Imperial Bank Commerce	AUD	790,000	USD	640,690	$611,775	$28,915
04/14/2015	Canadian Imperial Bank Commerce	CHF	210,000	USD	207,141	229,485	(22,344)
04/14/2015	Canadian Imperial Bank Commerce	EUR	930,000	USD	1,100,190	1,051,568	48,622
04/14/2015	Canadian Imperial Bank Commerce	GBP	1,010,000	USD	1,529,544	1,520,322	9,222
04/14/2015	Canadian Imperial Bank Commerce	JPY	188,500,00	USD	1,586,300	1,606,721	(20,421)
04/14/2015	Canadian Imperial Bank Commerce	NOK	330,000	USD	42,644	42,633	11
04/14/2015	Canadian Imperial Bank Commerce	NZD	40,000	USD	30,792	28,887	1,905
04/14/2015	Canadian Imperial Bank Commerce	SEK	1,220,000	USD	151,116	147,558	3,558
04/14/2015	Canadian Imperial Bank Commerce	SGD	350,000	USD	261,858	258,416	3,442
Total Forward Foreign Currency Contracts – Currency Risk							$52,910

Currency Abbreviations:

AUD — Australian Dollar	JPY — Japanese Yen	SGD — Singapore Dollar
CHF – Swiss Franc	NOK — Norwegian Krone	USD — U. S. Dollar
EUR — Euro	NZD — New Zealand Dollar
GBP — British Pound Sterling	SEK — Swedish Krona

Invesco Macro Long/Short Fund

Open Futures Contracts(a)

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	5	March-2015	$497,100	$(2,398)
Dow Jones EURO STOXX 50 Index	Long	3	March-2015	113,531	9,825
Hang Seng Index	Long	3	February-2015	474,730	(6,052)
Russell 2000 Mini Index	Long	2	March-2015	232,240	(2,761)
Tokyo Stock Price Index	Long	6	March-2015	722,728	(11,428)
Dow Jones EURO STOXX 50 Index	Short	19	March-2015	(719,030)	(42,702)
E-Mini S&P 500 Index	Short	9	March-2015	(894,780)	16,002
FTSE 100 Index	Short	18	March-2015	(1,817,983)	(90,771)
Hang Seng Index	Short	1	February-2015	(158,243)	2,545
Mini MSCI Emerging Markets Asia Index	Short	33	March-2015	(1,569,975)	(32,212)
MSCI Singapore Index	Short	2	February-2015	(112,419)	498
Russell 2000 Mini Index	Short	7	March-2015	(812,840)	(2,744)
SPI 200 Index	Short	5	March-2015	(539,029)	(43,433)
Tokyo Stock Price Index	Short	8	March-2015	(963,638)	(2,979)
Total Futures Contracts - Market Risk					$(208,610)

(a)	Futures contracts collateralized by $335,000 cash held with Goldman, Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements – Market Risk
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation
Receive a return equal to Swiss Market Index Futures multiplied by the Notional Value	Short	Goldman Sachs International	2	March-2015	$(180,899)	$7,361

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $1,142,454 and $1,275,266, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$785,240
Aggregate unrealized (depreciation) of investment securities	(775,125)
Net unrealized appreciation of investment securities	$10,115
Cost of investments for tax purposes is $13,081,385.

Invesco Macro Long/Short Fund

Invesco MLP Fund
Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	MLP-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

	Units	Value

Master Limited Partnerships–86.74%

Gathering & Processing MLP–19.99%

EnLink Midstream Partners L.P.	2,231	$63,985
EQT Midstream Partners L.P.	2,200	186,670
MarkWest Energy Partners, L.P.	3,546	208,966
Regency Energy Partners L.P.	2,378	61,019
Targa Resources Partners L.P.	1,669	75,188
Western Gas Partners L.P.	1,786	126,038
Williams Partners L.P.	2,842	147,074
		868,940

General Partner (MLP)–4.56%

Energy Transfer Equity, L.P.	3,338	198,344

Marine–0.75%

GasLog Partners L.P.	1,300	32,500

Natural Gas Pipelines & Storage–1.04%

TC Pipelines, L.P.	667	45,416

Pipelines & Midstream Diversified–39.50%

Enbridge Energy Partners, L.P.	2,282	89,819
Energy Transfer Partners, L.P.	7,351	451,351
Enterprise Products Partners L.P.	20,940	721,174
Plains All American Pipeline, L.P.	8,752	434,012
Plains GP Holdings, L.P. -Class A	800	20,864
		1,717,220

Refined Products Pipelines & Terminals–19.59%

Magellan Midstream Partners, L.P.	4,682	362,949
MPLX L.P.	105	8,352
NGL Energy Partners L.P.	1,790	50,514
Oiltanking Partners L.P.	735	32,730
Sunoco Logistics Partners L.P.	6,090	254,075
Tesoro Logistics L.P.	1,955	107,544
Valero Energy Partners L.P.	711	35,514
		851,678

Upstream MLP–1.31%

Memorial Production Partners L.P.	3,310	56,866
Total Master Limited Partnerships (Cost $4,065,101)		3,770,964

	Shares	Value

Common Stocks–10.13%

General Partner (C-Corp.)–10.13%

Kinder Morgan Inc.	3,153	$129,431
ONEOK, Inc.	1,992	87,708
Targa Resources Corp.	744	64,601
Williams Cos., Inc. (The)	3,612	158,422
Total Common Stocks (Cost $523,098)		440,162
TOTAL INVESTMENTS–96.87% (Cost $4,588,199)		4,211,126
OTHER ASSETS LESS LIABILITIES–3.13%		136,054
NET ASSETS–100.00%		$4,347,180

See accompanying notes which are an integral part of this schedule.

Invesco MLP Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco MLP Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Master Limited Partnerships - The Fund primarily invests in Master Limited Partnerships (MLPs). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (energy infrastructure MLPs). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

Invesco MLP Fund

E.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
F.	Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (DTA) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund assesses whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognized interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco MLP Fund

As of January 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $1,750,766 and $2,183,013, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$51,448
Aggregate unrealized (depreciation) of investment securities	(455,023)
Net unrealized appreciation (depreciation) of investment securities	$(403,575)
Cost of investments for tax purposes is $4,614,701.

Invesco MLP Fund

Invesco Pacific Growth Fund
Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	MS-PGRO-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.61%

Australia–11.31%

Alumina Ltd. (a)	143,653	$214,764
Amcor Ltd.	12,531	123,681
AMP Ltd.	28,121	125,206
Aurizon Holdings Ltd.	65,417	249,864
Australia and New Zealand Banking Group Ltd.	32,088	818,311
Bank of Queensland Ltd.	10,843	104,929
BHP Billiton Ltd.	21,739	502,403
Brambles Ltd.	16,539	135,407
Caltex Australia Ltd.	7,462	192,495
Cochlear Ltd.	3,183	204,390
Commonwealth Bank of Australia	17,271	1,192,782
CSL Ltd.	3,104	211,310
CSR Ltd.	57,262	176,499
Echo Entertainment Group Ltd.	60,865	189,876
Independence Group NL	16,994	64,983
Insurance Australia Group Ltd.	43,838	216,960
Macquarie Group Ltd.	5,831	279,122
National Australia Bank Ltd.	15,836	436,103
Qantas Airways Ltd. (a)	94,127	189,498
Ramsay Health Care Ltd.	4,957	227,980
Slater & Gordon Ltd.	15,929	81,707
Suncorp Group Ltd.	16,250	184,799
Tassal Group Ltd.	11,650	33,965
Telstra Corp. Ltd.	75,737	381,708
Wesfarmers Ltd.	5,958	200,864
Western Areas Ltd.	44,439	138,303
Westpac Banking Corp.	34,975	933,939
Woodside Petroleum Ltd.	13,347	357,148
Woolworths Ltd.	17,388	427,382
		8,596,378

China–10.13%

Bank of China Ltd. -Class H	1,659,000	925,422
Beijing Capital International Airport Co. Ltd. -Class H	444,000	419,445
China Animal Healthcare Ltd.	349,000	234,703
China Mobile Ltd.	101,500	1,329,662
China Resources Land Ltd.	314,666	798,762
CNOOC Ltd.	160,000	212,388
FIH Mobile Ltd. (a)	643,000	286,298
Guangdong Investment Ltd.	380,000	509,784
Industrial & Commercial Bank of China Ltd. -Class H	1,616,000	1,158,262
Ping An Insurance (Group) Co. of China Ltd. -Class H	34,500	365,676
Semiconductor Manufacturing International Corp. (a)	4,779,000	417,774
Tencent Holdings Ltd.	61,600	1,039,891
		7,698,067

	Shares	Value

Hong Kong–7.65%

AIA Group Ltd.	187,400	$1,084,459
Cheung Kong Infrastructure Holdings Ltd.	54,000	443,551
Chow Tai Fook Jewellery Group Ltd.	535,600	707,409
Kerry Properties Ltd.	94,000	332,222
Sands China Ltd.	196,000	947,919
Sun Hung Kai Properties Ltd.	64,000	1,039,222
Techtronic Industries Co. Ltd.	183,500	600,035
Yue Yuen Industrial (Holdings) Ltd.	177,001	658,703
		5,813,520

India–7.08%

Axis Bank Ltd.	167,450	1,588,699
Bharat Forge Ltd.	65,175	1,086,836
HCL Technologies Ltd.	17,540	507,957
IndusInd Bank Ltd.	55,471	780,198
Lupin Ltd.	28,047	714,965
Maruti Suzuki India Ltd.	11,939	702,724
		5,381,379

Indonesia–3.07%

PT Matahari Department Store Tbk	1,158,700	1,415,678
PT Telekomunikasi Indonesia Persero Tbk	4,122,400	916,955
		2,332,633

Japan–35.21%

Amada Co., Ltd.	39,900	363,656
AOKI Holdings Inc.	19,700	228,745
Astellas Pharma Inc.	61,500	946,571
Canon Inc.	15,900	501,474
Casio Computer Co., Ltd. (b)	8,600	134,712
Chiba Bank, Ltd. (The)	41,000	276,674
Daicel Corp.	64,000	794,174
Daifuku Co., Ltd.	26,800	306,998
Daikin Industries, Ltd.	9,900	690,656
Daito Trust Construction Co., Ltd.	4,700	521,862
Daiwa House Industry Co., Ltd.	27,200	501,279
East Japan Railway Co.	9,100	703,056
Gulliver International Co., Ltd.	58,800	466,037
Hitachi Capital Corp.	27,200	535,735
Hitachi High-Technologies Corp.	16,700	519,426
Hitachi, Ltd.	138,000	1,043,556
Honda Motor Co., Ltd.	18,900	569,971
JGC Corp.	11,000	224,038
Komatsu Ltd.	21,100	414,933
Kyocera Corp.	5,100	224,250
Maeda Road Construction Co., Ltd.	21,000	331,985
Marubeni Corp.	61,200	337,723
Minebea Co., Ltd.	11,000	169,965
Mitsubishi Corp.	25,400	443,444
Mitsubishi Estate Co. Ltd.	21,000	423,106
Mitsubishi Heavy Industries, Ltd.	102,000	563,319

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

	Shares	Value

Japan–(continued)

Mitsubishi UFJ Financial Group, Inc.	195,300	$1,039,737
NH Foods Ltd.	13,000	321,348
Nidec Corp.	12,200	830,884
Nifco Inc.	13,100	451,283
Nissan Motor Co., Ltd.	28,300	242,046
Obayashi Corp.	36,000	228,374
Ono Pharmaceutical Co. Ltd.	5,700	600,565
ORIX Corp.	68,500	783,267
Relo Holdings, Inc.	6,400	476,022
Resorttrust, Inc.	26,400	633,605
Ricoh Co., Ltd.	21,300	207,757
Sanwa Holdings Corp.	65,000	449,119
SATO Holdings Corp.	14,400	333,804
Sekisui Chemical Co., Ltd.	58,000	633,808
Seven & i Holdings Co., Ltd.	27,900	1,021,870
Shimamura Co., Ltd.	4,200	372,748
Sumitomo Metal Mining Co., Ltd.	19,000	271,565
Sumitomo Mitsui Financial Group, Inc.	19,200	646,065
Suzuki Motor Corp.	14,600	462,210
Tokyu Fudosan Holdings, Corp.	45,700	283,046
Toshiba Corp.	123,000	492,252
Toyo Ink SC Holdings Co., Ltd.	68,000	318,833
Toyoda Gosei Co., Ltd.	7,100	156,640
Toyota Motor Corp.	24,300	1,564,395
Tsubakimoto Chain Co.	60,000	483,518
Yamaha Motor Co. Ltd.	22,000	482,996
Yaskawa Electric Corp.	41,200	527,126
Yellow Hat Ltd.	10,500	205,401
		26,757,629

Malaysia–1.89%

Petronas Gas Berhad	121,200	741,325
Silverlake Axis Ltd.	717,400	693,086
		1,434,411

Philippines–0.65%

Ayala Land, Inc.	611,100	495,973

Singapore–2.75%

Singapore Post Ltd.	1,321,900	2,088,589

South Korea–9.76%

AMOREPACIFIC Corp.	55	132,894
AMOREPACIFIC Group	431	491,589
Coway Co., Ltd. (a)	6,752	540,057
Grand Korea Leisure Co., Ltd.	15,630	568,916
Green Cross Corp. (a)	4,675	592,803
Hanssem Co., Ltd. (a)	4,948	698,739
KEPCO Plant Service & Engineering Co., Ltd. (a)	6,776	545,204
NAVER Corp.	481	313,268
Nongshim Co., Ltd.	2,719	573,797
ORION Corp. (a)	548	523,965
Ottogi Corp. (a)	1,004	519,872
Samchully Co., Ltd. (a)	4,524	569,545
Samsung Electronics Co., Ltd.	370	457,293
Samsung Fire & Marine Insurance Co., Ltd.	1,491	401,373

	Shares	Value

South Korea–(continued)

SK Telecom Co., Ltd.	1,879	$491,952
		7,421,267

Taiwan–5.02%

China Development Financial Holding Corp.	944,000	310,039
Grand Ocean Retail Group Ltd.	87,000	144,327
Hiwin Technologies Corp.	19,930	164,146
Hon Hai Precision Industry Co., Ltd.	173,800	474,932
Hu Lane Associate Inc.	41,000	148,936
Largan Precision Co. Ltd.	4,001	332,322
Nan Ya Plastics Corp.	114,000	229,047
San Shing Fastech Corp.	80,940	195,020
Synnex Technology International Corp.	174,000	249,703
Taiwan Semiconductor Manufacturing Co. Ltd.	162,143	719,665
Tong Hsing Electronic Industries, Ltd.	53,000	191,832
Toung Loong Textile Manufacturing Co., Ltd.	54,000	146,789
Unimicron Technology Corp.	257,000	176,823
Yungtay Engineering Co., Ltd.	142,000	329,500
		3,813,081

Thailand–3.08%

Central Pattana PCL	848,200	1,156,981
Kasikornbank PCL -NVDR	175,800	1,187,182
		2,344,163

United Kingdom–0.01%

Rio Tinto Ltd.	201	8,914
Total Common Stocks & Other Equity Interests (Cost $66,828,700)		74,186,004

Money Market Funds–1.15%

Liquid Assets Portfolio –Institutional Class (c)	436,181	436,181
Premier Portfolio –Institutional Class (c)	436,180	436,180
Total Money Market Funds (Cost $872,361)		872,361
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–98.76% (Cost $67,701,061)		75,058,365

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.14%

Liquid Assets Portfolio - Institutional Class (Cost $105,856)(c)(d)	105,856	105,856
TOTAL INVESTMENTS–98.90% (Cost $67,806,917)		75,164,221
OTHER ASSETS LESS LIABILITIES–1.10%		837,019
NET ASSETS–100.00%		$76,001,240

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

Investment Abbreviations:

NVDR	—Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at January 31, 2015.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of January 31, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$101,286	$(101,286)	$—
*Amount	does not include excess collateral received.

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Pacific Growth Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign

Invesco Pacific Growth Fund

E.	Foreign Currency Translations – (continued)

exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Pacific Growth Fund

During the three months ended January 31, 2015, there were transfers from Level 1 to Level 2 of $12,135,904 and from Level 2 to Level 1 of $1,168,487, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$8,596,378	$—	$8,596,378
China	509,784	7,188,283	—	7,698,067
Hong Kong	658,703	5,154,817	—	5,813,520
India	1,288,155	4,093,224	—	5,381,379
Indonesia	—	2,332,633	—	2,332,633
Japan	—	26,757,629	—	26,757,629
Malaysia	741,325	693,086	—	1,434,411
Philippines	—	495,973	—	495,973
Singapore	—	2,088,589	—	2,088,589
South Korea	—	7,421,267	—	7,421,267
Taiwan	—	3,813,081	—	3,813,081
Thailand	—	2,344,163	—	2,344,163
United Kingdom	—	8,914	—	8,914
United States	978,217	—	—	978,217
Total Investments	$4,176,184	$70,988,037	$—	$75,164,221

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $20,472,428 and $19,559,410, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,096,389
Aggregate unrealized (depreciation) of investment securities	(3,390,487)
Net unrealized appreciation of investment securities	$6,705,902
Cost of investments for tax purposes is $68,458,319.

Invesco Pacific Growth Fund

Invesco Premium Income Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	PIN-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2015

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–54.41%

Aerospace & Defense–0.80%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/18(b)	$105,000	$106,444
7.75%, 03/15/20(b)	171,000	172,496
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21(b)	85,000	82,025
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	165,000	174,487
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(b)	70,000	71,750
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	117,000	115,099
6.00%, 07/15/22	135,000	135,000
6.50%, 07/15/24	117,000	118,462
7.50%, 07/15/21	26,000	27,788
		1,003,551

Agricultural & Farm Machinery–0.08%

Titan International Inc., Sr. Sec. Gtd. Global Notes, 6.88%, 10/01/20	114,000	100,035

Agricultural Products–0.07%

Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	86,000	86,108

Airlines–0.02%

Air Canada (Canada), Sec. Gtd. Notes, 8.75%, 04/01/20(b)	21,000	22,894

Alternative Carriers–0.33%

Level 3 Communications Inc., Sr. Unsec. Notes, 5.75%, 12/01/22(b)	145,000	147,175
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 01/15/21	30,000	31,237
Sr. Unsec. Gtd. Notes, 5.38%, 08/15/22(b)	230,000	234,600
		413,012

Apparel Retail–0.54%

Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	253,000	275,138
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	109,000	118,401
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	52,000	58,955

	Principal Amount	Value

Apparel Retail–(continued)

Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(b)	$179,000	$185,265
Neiman Marcus Group Ltd. LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	44,000	45,650
		683,409

Apparel, Accessories & Luxury Goods–0.05%

William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	59,000	61,360

Application Software–0.09%

Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	110,000	111,375

Auto Parts & Equipment–0.42%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	84,000	89,460
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	142,000	146,792
5.50%, 12/15/24	34,000	34,553
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	170,000	167,875
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/24	81,000	84,442
		523,122

Automotive Retail–0.09%

CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	112,000	114,800

Broadcasting–0.31%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	98,000	101,675
iHeartCommunications, Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 09/15/22	70,000	68,250
Sr. Unsec. Global Notes, 10.00%, 01/15/18	74,000	64,565
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	150,000	148,875

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Broadcasting–(continued)

Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	$8,000	$8,200
		391,565

Building Products–0.89%

Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	255,000	258,187
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	150,000	157,125
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	190,000	194,275
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/23(b)	30,000	30,675
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	103,000	101,573
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	266,000	284,620
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	24,000	25,020
7.88%, 03/30/20(b)	57,000	61,703
		1,113,178

Cable & Satellite–2.07%

Altice S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 7.75%, 05/15/22(b)	200,000	207,250
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	175,000	177,625
5.25%, 09/30/22	50,000	50,500
CCOH Safari LLC, Sr. Unsec. Gtd. Notes, 5.50%, 12/01/22	50,000	50,938
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	424,000	426,120
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	42,000	46,095
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	225,000	224,437
8.13%, 06/01/23	189,000	192,071
Numericable-SFR S.A. (France), Sr. Sec. Bonds, 6.00%, 05/15/22(b)	200,000	205,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Bonds, 5.00%, 01/15/25(b)	200,000	204,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 5.75%, 01/15/25(b)	200,000	207,210
VTR Finance B.V. (Chile), REGS, Sr. Sec. Euro Notes, 6.88%, 01/15/24(b)	600,000	603,030
		2,594,776

	Principal Amount	Value

Casinos & Gaming–0.33%

Caesars Entertainment Resort Properties LLC, Sr. Sec. Gtd. Notes, 8.00%, 10/01/20(b)	$20,000	$19,900
Sec. Gtd. Notes, 11.00%, 10/01/21(b)	55,000	49,363
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	123,000	130,072
Sr. Unsec. Gtd. Notes, 6.00%, 03/15/23	114,000	115,140
7.75%, 03/15/22	87,000	97,005
		411,480

Coal & Consumable Fuels–0.22%

Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/19	59,000	60,180
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/22	225,000	197,438
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	31,000	24,180
		281,798

Commercial Printing–0.04%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(b)	48,000	48,780

Commodity Chemicals–0.31%

Mexichem S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.88%, 09/17/44(b)	400,000	394,000

Communications Equipment–0.28%

Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	41,000	33,825
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	200,000	194,500
9.00%, 04/01/19(b)	126,000	128,993
		357,318

Computer & Electronics Retail–0.07%

Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/21	101,000	87,618

Construction & Engineering–0.18%

AECOM, Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(b)	70,000	73,515
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	140,000	147,000
		220,515

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Construction Machinery & Heavy Trucks–0.78%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	$125,000	$130,938
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	245,000	256,637
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	13,000	13,163
6.75%, 06/15/21	135,000	140,737
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	187,000	183,260
Sr. Unsec. Sub. Conv. Notes, 4.75%, 04/15/19(b)	55,000	49,431
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	199,000	205,219
		979,385

Construction Materials–0.77%

Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(b)	117,000	118,536
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.70%, 01/11/25(b)	235,000	217,962
5.88%, 03/25/19(b)	200,000	200,750
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	31,000	31,775
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	102,000	102,000
7.50%, 02/15/19(b)	115,000	115,000
US Concrete, Inc., Sr. Sec. Gtd. Global Notes, 8.50%, 12/01/18	170,000	180,625
		966,648

Consumer Finance–0.03%

Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/24	36,000	37,350

Data Processing & Outsourced Services–0.52%

CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	120,000	126,900
First Data Corp., Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	83,000	98,666
Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	372,000	429,195
		654,761

Department Stores–0.97%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Notes, 6.00%, 04/01/22(b)	291,000	299,002

	Principal Amount	Value

Department Stores–(continued)

El Puerto de Liverpool, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 3.95%, 10/02/24(b)	$200,000	$198,000
Golden Eagle Retail Group Ltd. (China), REGS, Sr. Unsec. Euro Notes, 4.63%, 05/21/23(b)	260,000	225,609
SACI Falabella (Chile), Sr. Unsec. Notes, 4.38%, 01/27/25(b)	500,000	501,367
		1,223,978

Distillers & Vintners–0.09%

CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 10.00%, 04/30/18(c)	62,000	53,010
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/24	55,000	57,613
		110,623

Diversified Banks–4.07%

Akbank TAS (Turkey), Sr. Unsec. Notes, 4.00%, 01/24/20(b)	200,000	200,110
Banco do Brasil S.A. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.88%, 10/10/22	700,000	651,789
Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(b)	500,000	503,223
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Notes, 5.95%, 01/30/24(b)	300,000	316,875
Bancolombia S.A. (Colombia), Unsec. Sub. Global Notes, 5.13%, 09/11/22	300,000	302,034
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/24(b)	470,000	502,551
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/22(b)	150,000	168,841
Emirates NBD Tier 1 Ltd. (United Arab Emirates), Jr. Unsec. Gtd. Sub. Euro Bonds, 5.75% (d)	500,000	485,650
ICICI Bank Ltd. (India), Jr. Unsec. Sub. Bonds, 6.38%, 04/30/22(b)	300,000	311,250
REGS, Jr. Unsec. Sub. Bonds, 6.38%, 04/30/22(b)	400,000	416,000
Industrial & Commercial Bank of China Ltd. (China), Jr. Unsec. Sub. Notes, 6.00% (b)(d)	290,000	300,697
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	88,000	99,518

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Diversified Banks–(continued)

Russian Agricultural Bank OJSC Via RSHB Capital S.A. (Russia), REGS, Sr. Unsec. Euro Notes, 5.10%, 07/25/18(b)	$400,000	$324,042
Turkiye Is Bankasi A.S. (Turkey), Unsec. Sub. Notes, 7.85%, 12/10/23(b)	200,000	225,500
REGS, Unsec. Sub. Euro Notes, 6.00%, 10/24/22(b)	300,000	303,900
		5,111,980

Diversified Chemicals–0.45%

OCP S.A. (Morocco), Sr. Unsec. Notes, 5.63%, 04/25/24(b)	200,000	219,250
6.88%, 04/25/44(b)	300,000	340,560
		559,810

Diversified Metals & Mining–0.18%

FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.00%, 04/01/17(b)	75,000	73,125
Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	154,000	122,718
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	31,000	30,457
		226,300

Electric Utilities–0.27%

Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/20(b)	100,000	118,028
Perusahaan Listrik Negara PT (Indonesia), REGS, Sr. Unsec. Euro Notes, 5.50%, 11/22/21(b)	200,000	216,750
		334,778

Electrical Components & Equipment–0.04%

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 4.88%, 10/15/23(b)	55,000	56,100

Environmental & Facilities Services–0.05%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	58,000	58,580

Fertilizers & Agricultural Chemicals–0.33%

Israel Chemicals Ltd. (Israel), Sr. Unsec. Notes, 4.50%, 12/02/24(b)	400,000	408,440

	Principal Amount	Value

Gas Utilities–0.06%

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.75%, 01/15/22	$30,000	$29,400
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	44,000	46,090
		75,490

Gold–0.09%

New Gold Inc. (Canada), Sr. Unsec. Notes, 6.25%, 11/15/22(b)	111,000	110,306

Health Care Equipment–0.07%

Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	105,000	92,925

Health Care Facilities–1.12%

Community Health Systems, Inc., 6.88%, 02/01/22	184,470	197,383
Sr. Sec. Gtd. Global Notes, 5.13%, 08/01/21	55,000	57,406
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	97,000	105,488
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	199,000	222,382
Sr. Sec. Gtd. Notes, 5.25%, 04/15/25	60,000	65,550
Sr. Unsec. Gtd. Bonds, 5.38%, 02/01/25	61,000	63,288
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/22	141,000	166,027
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 12/01/21	23,000	24,351
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.00%, 10/01/20	71,000	77,213
Sr. Unsec. Global Notes, 6.75%, 02/01/20	225,000	240,187
8.13%, 04/01/22	168,000	190,260
		1,409,535

Health Care Services–0.22%

MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	210,000	219,975
Omnicare Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/01/24	55,000	57,681
		277,656

Home Improvement Retail–0.21%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	270,000	263,250

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Homebuilding–0.58%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	$313,000	$293,829
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	89,000	86,997
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	61,000	62,983
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	79,000	74,260
8.00%, 11/01/19(b)	55,000	50,600
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	38,000	37,810
7.50%, 09/15/22	23,000	23,690
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	98,000	97,510
		727,679

Household Products–0.36%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	146,000	149,832
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	300,000	306,000
		455,832

Hypermarkets & Super Centers–0.40%

Cencosud S.A. (Chile), REGS, Sr. Unsec. Gtd. Euro Notes, 4.88%, 01/20/23(b)	500,000	500,822

Independent Power Producers & Energy Traders–0.66%

AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	102,000	113,220
8.00%, 10/15/17	2,000	2,235
Calpine Corp., Sr. Sec. Gtd. Notes, 5.88%, 01/15/24(b)	15,000	16,088
Sr. Unsec. Global Notes, 5.38%, 01/15/23	181,000	184,620
5.50%, 02/01/24	74,000	74,462
Israel Electric Corp. Ltd. (The) (Israel), REGS, Sr. Sec. Notes, 5.00%, 11/12/24(b)	280,000	284,200
NRG Energy Inc., 6.25%, 07/15/22	144,000	148,320
		823,145

Industrial Conglomerates–0.74%

Grupo KUO, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 6.25%, 12/04/22(b)	400,000	403,800
REGS, Sr. Unsec. Gtd. Notes, 6.25%, 12/04/22(b)	365,000	367,737

	Principal Amount	Value

Industrial Conglomerates–(continued)

Hutchison Whampoa International (10) Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00% (b)(d)	$159,000	$163,373
		934,910

Industrial Machinery–0.15%

EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 09/15/22(b)	17,000	17,425
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	168,000	172,830
		190,255

Integrated Oil & Gas–2.96%

California Resources Corp., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/21(b)	261,000	222,502
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Bonds, 4.13%, 01/16/25	467,000	442,482
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Bonds, 4.30%, 11/12/15(b)	250,000	245,469
Hiland Partners L.P./Hiland Partners Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 05/15/22(b)	33,000	34,403
KazMunayGas National Co. JSC (Kazakhstan), Unsec. Bonds, 6.00%, 11/07/44(b)	400,000	333,000
REGS, Sr. Unsec. Medium-Term Euro Notes, 4.40%, 04/30/23(b)	400,000	351,024
Lukoil International Finance B.V. (Russia), REGS, Sr. Unsec. Gtd. Euro Notes, 4.56%, 04/24/23(b)	500,000	383,250
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.25%, 03/17/24	410,000	377,692
Petroleos de Venezuela S.A. (Venezuela), Sr. Unsec. Gtd. Notes, 8.50%, 11/02/17(b)	106,000	61,480
REGS, Sr. Unsec. Gtd. Euro Notes, 8.50%, 11/02/17(b)	100,000	57,400
9.00%, 11/17/21(b)	265,000	94,453
Unsec. Euro Bonds, 6.00%, 05/16/24(b)	447,644	143,246
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 3.50%, 07/23/20(b)	260,000	261,785
5.63%, 01/23/46(b)	160,000	164,157
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec. Euro Notes, 5.45%, 02/09/17	265,000	268,053
Sr. Unsec. Medium-Term Euro Notes, 4.75%, 03/13/23	300,000	273,778
		3,714,174

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Integrated Telecommunication Services–0.81%

CenturyLink, Inc., Series V, Sr. Unsec. Global Notes, 5.63%, 04/01/20	$70,000	$73,931
Digicel Group Ltd. (Jamaica), REGS, Sr. Unsec. Euro Notes, 7.13%, 04/01/22(b)	500,000	454,225
Globo Comunicacao e Participacoes S.A. (Brazil), Sr. Sec. Euro Notes, 9.38% (b)(c)(d)	359,000	360,795
T-Mobile USA, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/25	119,000	122,421
		1,011,372

Internet Software & Services–0.38%

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	241,000	250,640
EarthLink Holdings Corp., Sr. Sec. Gtd. Global Notes, 7.38%, 06/01/20	155,000	158,100
Sr. Unsec. Gtd. Global Notes,
8.88%, 05/15/19	38,000	38,285
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22	30,000	31,275
		478,300

Marine–0.46%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	280,000	264,600
Pelabuhan Indonesia III PT (Indonesia), Sr. Unsec. Notes, 4.88%, 10/01/24(b)	300,000	313,500
		578,100

Metal & Glass Containers–0.28%

Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	75,000	79,406
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	230,000	236,325
Owens-Brockway Glass Container Inc., Sr. Unsec. Notes, 5.00%, 01/15/22(b)	40,000	41,650
		357,381

Movies & Entertainment–0.18%

AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	45,000	46,238
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	101,000	101,000

	Principal Amount	Value

Movies & Entertainment–(continued)

LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	$75,000	$76,312
		223,550

Multi-Sector Holdings–0.25%

SUAM Finance B.V. (Colombia), Sr. Unsec. Gtd. Notes, 4.88%, 04/17/24(b)	300,000	309,607

Oil & Gas Drilling–0.06%

Pioneer Energy Services Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/15/22	105,000	74,288

Oil & Gas Equipment & Services–0.13%

Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	126,000	108,360
Sr. Unsec. Gtd. Notes, 6.00%, 10/01/22(b)	59,000	50,150
		158,510

Oil & Gas Exploration & Production–3.37%

Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/21	153,000	149,940
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	121,000	98,615
Carrizo Oil & Gas, Inc.,
Sr. Unsec. Gtd. Global Notes, 8.63%, 10/15/18	85,000	85,531
Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	49,000	48,265
7.50%, 09/15/20	92,000	90,620
Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	68,000	72,930
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/24	88,000	83,820
5.88%, 05/01/22	59,000	61,803
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/22	24,000	24,180
5.50%, 04/01/23	110,000	110,550
Sr. Unsec. Gtd. Notes, 6.50%, 01/15/22	24,000	25,200
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	188,000	167,320
Laredo Petroleum, Inc.,
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	48,000	46,200
9.50%, 02/15/19	34,000	34,170

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Newfield Exploration Co., Sr. Unsec. Sub. Notes, 6.88%, 02/01/20	$64,000	$64,880
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/23(b)	500,000	498,750
5.63%, 05/20/43(b)	700,000	694,750
6.45%, 05/30/44(b)	400,000	439,500
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 5.50%, 06/27/44	159,000	159,434
Sr. Unsec. Gtd. Global Notes, 3.50%, 01/30/23	318,000	302,187
6.50%, 06/02/41	159,000	179,475
Sr. Unsec. Gtd. Notes, 4.50%, 01/23/26(b)	160,000	160,536
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	73,000	69,533
Sr. Unsec. Notes, 5.38%, 10/01/22	19,000	18,240
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	60,000	59,850
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	18,000	17,100
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/22(b)	97,000	97,242
SandRidge Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	53,000	37,100
7.50%, 02/15/23	24,000	16,320
8.75%, 01/15/20	45,000	32,625
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 01/01/23	30,000	29,550
Sr. Unsec. Notes, 6.13%, 11/15/22(b)	111,000	108,502
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/19	55,000	52,938
5.75%, 03/15/21	99,000	94,792
		4,232,448

Oil & Gas Refining & Marketing–0.31%

Reliance Industries Ltd. (India), Sr. Unsec. Notes, 4.13%, 01/28/25(b)	387,000	392,805

Oil & Gas Storage & Transportation–1.52%

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	410,000	458,175
GNL Quintero S.A. (Chile), Sr. Unsec. Notes, 4.63%, 07/31/29(b)	200,000	206,684

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	$155,000	$161,006
6.50%, 08/15/21	63,000	66,308
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	96,000	93,360
Sabine Pass Liquefaction LLC, Sr. Sec. Global Notes, 5.63%, 04/15/23	200,000	201,500
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	60,000	66,900
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	44,000	39,600
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	123,000	126,075
Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22(b)	14,000	14,350
Transportadora de Gas Internacional S.A. E.S.P. (Colombia), REGS, Sr. Unsec. Euro Notes, 5.70%, 03/20/22(b)	350,000	373,170
Williams Partners L.P. /ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	101,000	104,030
		1,911,158

Other Diversified Financial Services–1.33%

Corp Financiera de Desarrollo S.A. (Peru), Unsec. Sub. Notes, 5.25%, 07/15/29(b)	300,000	312,000
Odebrecht Oil & Gas Finance Ltd. (Brazil), Sr. Unsec. Gtd. Notes, 7.00% (b)(d)	200,000	104,000
REGS, Sr. Unsec. Gtd. Euro Notes, 7.00% (b)(d)	850,000	437,750
Power Sector Assets & Liabilities Management Corp. (Philippines), Sr. Unsec. Gtd. Bonds, 7.39%, 12/02/24(b)	300,000	399,000
Rio Oil Finance Trust (Brazil), Series 2014-1, Sr. Sec. Notes, 6.25%, 07/06/24(b)	250,000	239,242
Unifin Financiera S.A.P.I. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Gtd. Bonds, 6.25%, 07/22/19(b)	200,000	172,500
		1,664,492

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Packaged Foods & Meats–2.19%

BRF S.A. (Brazil), REGS, Sr. Unsec. Euro Notes, 3.95%, 05/22/23(b)	$350,000	$335,895
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	290,000	294,350
Gruma SAB de C.V. (Mexico), Sr. Unsec. Notes, 4.88%, 12/01/24(b)	260,000	274,430
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/24(b)	200,000	200,000
JBS S.A. (Brazil), Sr. Unsec. Notes, 10.50%, 08/04/16(b)	100,000	109,000
REGS, Sr. Unsec. Euro Notes, 10.50%, 08/04/16(b)	100,000	109,500
Marfrig Overseas Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 9.50%, 05/04/20(b)	400,000	377,500
MHP S.A. (Ukraine), Sr. Unsec. Gtd. Notes, 8.25%, 04/02/20(b)	400,000	254,000
Minerva Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 7.75%, 01/31/23(b)	350,000	337,750
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/31/23(b)	200,000	193,000
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	62,000	63,550
Smithfield Foods Inc., Sr. Unsec. Notes, 5.88%, 08/01/21(b)	29,000	29,725
6.63%, 08/15/22	74,000	78,717
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	92,000	97,290
		2,754,707

Paper Packaging–0.14%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/21	6,000	6,195
4.88%, 11/15/22	163,000	168,298
		174,493

Paper Products–0.18%

Mercer International Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/19(b)	60,000	61,425
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	165,000	169,125
		230,550

Personal Products–0.22%

NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	267,000	274,343

	Principal Amount	Value

Pharmaceuticals–0.41%

Salix Pharmaceuticals Ltd., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/21(b)	$127,000	$135,572
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/23(b)	80,000	82,400
5.63%, 12/01/21(b)	140,000	145,075
6.38%, 10/15/20(b)	115,000	122,188
7.50%, 07/15/21(b)	32,000	35,200
		520,435

Railroads–0.61%

Transnet SOC Ltd. (South Africa), Sr. Unsec. Notes, 4.00%, 07/26/22(b)	300,000	295,500
REGS, Sr. Unsec. Euro Notes, 4.00%, 07/26/22(b)	476,000	472,954
		768,454

Real Estate Development–0.63%

AV Homes, Inc., Sr. Unsec. Notes, 8.50%, 07/01/19(b)	60,000	58,050
Country Garden Holdings Co. Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 7.50%, 01/10/23(b)	400,000	382,500
Sunac China Holdings Ltd. (China), Sr. Unsec. Gtd. Euro Notes, 9.38%, 04/05/18	350,000	348,250
		788,800

Real Estate Services–0.05%

Kennedy-Wilson Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/24	58,000	58,798

Regional Banks–0.39%

Banco Internacional del Peru SAA (Peru), Unsec. Sub. Notes, 6.63%, 03/19/29(b)	300,000	323,553
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	147,000	165,375
		488,928

Renewable Electricity–0.07%

TerraForm Power Operating, LLC, Sr. Unsec. Gtd. Notes, 5.88%, 02/01/23(b)	89,000	91,225

Security & Alarm Services–0.06%

ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	75,000	80,250

Semiconductor Equipment–0.35%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	349,000	348,127

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Semiconductor Equipment–(continued)

Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(b)	$96,000	$97,920
		446,047

Semiconductors–0.46%

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	136,000	144,840
Micron Technology, Inc., Sr. Unsec. Notes, 5.50%, 02/01/25(b)	85,000	86,487
5.88%, 02/15/22(b)	122,000	129,015
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	200,000	211,500
		571,842

Sovereign Debt–9.63%

Argentina Boden Bonds (Argentina), Sr. Unsec. Bonds, 7.00%, 10/03/15	383,000	386,830
Bahrain Government International Bond (Bahrain), Unsec. Bonds, 6.00%, 09/19/44(b)	200,000	193,500
Banque Centrale de Tunisie SA (Tunisia), Sr. Unsec. Bonds, 5.75%, 01/30/25(b)	200,000	204,000
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.25%, 09/14/21	212,000	223,660
3.63%, 10/30/42	300,000	295,500
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 7.45%, 04/30/44(b)	100,000	110,500
Sr. Unsec. Notes, 6.85%, 01/27/45(b)	163,000	165,445
9.04%, 01/23/18(b)	164,396	179,602
El Salvador Government International Bond (El Salvador), Unsec. Notes, 6.38%, 01/18/27(b)	172,000	177,160
Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(e)	359,000	474,598
Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/24(b)	400,000	424,000
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 02/21/23	80,000	90,560
5.38%, 03/25/24	200,000	228,400
7.63%, 03/29/41	186,000	276,210

	Principal Amount	Value

Sovereign Debt–(continued)

Indonesia Government International Bond (Indonesia), Sr. Unsec. Notes, 4.13%, 01/15/25(b)	$200,000	$206,500
4.63%, 04/15/43(b)	265,000	261,688
REGS, Sr. Unsec. Euro Notes, 3.75%, 04/25/22(b)	265,000	268,975
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 7.63%, 07/09/25	700,000	764,750
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 6.00%, 01/27/23(b)	500,000	505,100
Magyar Export-Import Bank Zrt. (Hungary), Sr. Unsec. Gtd. Bonds, 4.00%, 01/30/20(b)	200,000	204,500
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	138,000	142,761
4.60%, 01/23/46	200,000	214,500
Pakistan Government International Bond (Pakistan), Sr. Unsec. Bonds, 7.25%, 04/15/19(b)	400,000	409,500
Unsec. Bonds, 6.75%, 12/03/19(b)	238,000	239,785
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 4.00%, 09/22/24	930,000	983,475
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33	212,000	337,610
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 3.95%, 01/20/40	200,000	220,750
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/23	106,000	108,650
Sr. Unsec. Global Notes, 4.00%, 01/22/24	400,000	438,000
5.00%, 03/23/22	146,000	167,915
Qatar Government International Bond (Qatar), REGS, Sr. Unsec. Euro Notes, 5.75%, 01/20/42(b)	260,000	331,175
Republic of Angola Via Northern Lights III B.V. (Angola), REGS, Sr. Unsec. Euro Notes, 7.00%, 08/16/19(b)	318,000	311,640
Republic of Serbia (Serbia), Sr. Unsec. Bonds, 4.88%, 02/25/20(b)	250,000	255,625
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.88%, 01/22/24(b)	106,000	119,928
6.75%, 02/07/22(b)	84,000	103,383

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 7.50%, 03/31/30(b)(c)	$678,590	$684,084
Sri Lanka Government International Bond (Sri Lanka), REGS, Sr. Unsec. Euro Notes, 5.88%, 07/25/22(b)	500,000	526,250
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 5.13%, 03/25/22	400,000	435,000
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes, 6.75%, 11/14/17(b)	305,000	160,201
9.25%, 07/24/17(b)	300,000	163,848
Venezuela Government International Bond (Venezuela), REGS, Sr. Unsec. Euro Bonds, 6.00%, 12/09/20(b)	116,500	37,571
11.95%, 08/05/31(b)	169,600	62,328
		12,095,457

Specialized Consumer Services–0.09%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 08/15/20	70,000	73,150
Sr. Unsec. Notes, 7.45%, 08/15/27	45,000	44,325
		117,475

Specialized Finance–1.04%

Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	189,000	213,570
Sr. Unsec. Notes, 5.13%, 03/15/21	85,000	86,275
5.50%, 02/15/22	45,000	46,744
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	204,000	216,240
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/20	200,000	203,500
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/22	138,000	154,560
Sr. Unsec. Notes, 8.25%, 12/15/20	201,000	247,230
MSCI Inc., Sr. Unsec. Gtd. Notes., 5.25%, 11/15/24(b)	130,000	136,175
		1,304,294

Specialized REIT’s–0.25%

Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/23	150,000	154,500
Sr. Unsec. Notes, 4.88%, 04/15/22	156,000	158,730
		313,230

	Principal Amount	Value

Specialty Stores–0.28%

Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	$342,000	$348,413

Steel–1.45%

AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 10/01/21	102,000	86,190
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.25%, 03/01/21	200,000	207,250
7.00%, 02/25/22	97,000	103,608
Cliffs Natural Resources Inc., Sr. Unsec. Global Notes, 5.90%, 03/15/20	99,000	74,745
Evraz Inc. N.A. (Canada), Sr. Sec. Gtd. Notes, 7.50%, 11/15/19(b)	470,000	407,584
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	230,000	166,750
Steel Dynamics, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/21(b)	90,000	92,475
5.50%, 10/01/24(b)	51,000	52,403
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	35,000	36,269
7.38%, 02/01/20(b)	242,000	250,772
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.38%, 01/11/22	362,000	346,595
		1,824,641

Tires & Rubber–0.23%

Gajah Tunggal Tbk PT (Indonesia), REGS, Sr. Sec. Gtd. Euro Notes, 7.75%, 02/06/18(b)	300,000	290,250

Trading Companies & Distributors–0.23%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Notes, 5.00%, 10/01/21(b)	150,000	160,687
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	125,000	130,469
		291,156

Trucking–0.31%

CAR Inc. (China), Sr. Unsec. Gtd. Notes, 6.13%, 02/04/20(b)	390,000	390,244

Wireless Telecommunication Services–2.70%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	200,000	202,728
Comcel Trust via Comunicaciones Celulares S.A. (Guatemala), REGS, Sr. Unsec. Gtd. Euro Bonds, 6.88%, 02/06/24(b)	267,000	277,013

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	$200,000	$187,250
MTN Mauritius Investments Ltd. (South Africa), Unsec. Gtd. Notes, 4.76%, 11/11/24(b)	550,000	554,812
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 07/15/22(b)	240,000	234,600
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	365,000	336,713
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	121,000	113,740
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/15/23	268,000	274,030
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 04/01/23	280,000	291,200
Sr. Unsec. Gtd. Notes, 6.84%, 04/28/23	183,000	190,320
VimpelCom Holdings B.V. (Russia), REGS, Sr. Unsec. Gtd. Euro Notes, 5.95%, 02/13/23(b)	450,000	345,375
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 7.38%, 04/23/21(b)	400,000	390,000
		3,397,781
Total U.S. Dollar Denominated Bonds and Notes (Cost $69,133,552)		68,339,230

	Shares

Preferred Stocks–28.53%

Asset Management & Custody Banks–0.78%

Affiliated Managers Group Inc., 6.38% Sr. Unsec. Pfd.	3,100	81,685
Apollo Investment Corp., 6.88% Sr. Unsec. Pfd.	2,700	69,471
Ares Capital Corp., 7.00% Sr. Unsec. Pfd.	6,800	171,020
Bank of New York Mellon Corp. (The), 5.20% Pfd.	5,300	129,055
Northern Trust Corp., Series C, 5.85% Pfd.	3,000	76,740
State Street Corp., 6.00% Pfd.	7,300	187,829
State Street Corp., Series C, 5.25% Pfd.	4,500	109,530
State Street Corp., Series D, 5.90% Pfd.	5,800	153,294
		978,624

Cable & Satellite–0.05%

Comcast Corp., 5.00% Sr. Unsec. Gtd. Pfd.	2,600	66,040

Consumer Finance–1.30%

Ally Financial Inc., Series A, 8.50% Pfd.	13,600	358,768
Capital One Financial Corp., Series B, 6.00% Pfd.	8,200	206,558

	Shares	Value

Consumer Finance–(continued)

Capital One Financial Corp., Series C, 6.25% Pfd.	4,300	$109,908
Capital One Financial Corp., Series D, 6.70% Pfd.	4,900	129,507
Discover Financial Services, Series B, 6.50% Pfd.	5,200	136,916
GMAC Capital Trust I, Series 2, 8.13% Jr. Sub. Gtd. Pfd.	22,400	589,120
Navient Corp., 6.00% Sr. Unsec. Pfd.	4,200	96,642
		1,627,419

Diversified Banks–10.65%

BAC Capital Trust VIII, 6.00% Jr. Unsec. Sub. Gtd. Pfd.	5,500	141,405
Bank of America Corp., Series 3, 6.38% Pfd.	18,400	466,440
Bank of America Corp., Series D, 6.20% Pfd.	15,900	403,860
Bank of America Corp., Series I, 6.63% Pfd.	18,651	494,997
Bank of America Corp., Series W, 6.63% Pfd.	25,100	651,596
Barclays Bank PLC (United Kingdom), Series 4, 7.75% Pfd.	24,400	638,548
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	34,600	909,980
Citigroup Inc., Series J, 7.13% Pfd.	10,100	273,710
Citigroup Inc., Series K, 6.88% Pfd.	14,900	400,512
Citigroup Inc., Series L, 6.88% Pfd.	7,500	198,000
Countrywide Capital V, 7.00% Jr. Sub. Gtd. Pfd.	9,600	245,856
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Jr. Unsec. Sub. Pfd.	84,800	2,277,728
JPMorgan Chase & Co., Series O, 5.50% Pfd.	8,900	219,029
JPMorgan Chase & Co., Series P, 5.45% Pfd.	14,700	360,150
JPMorgan Chase & Co., Series T, 6.70% Pfd.	9,900	263,835
JPMorgan Chase & Co., Series W, 6.30% Pfd.	12,000	309,960
JPMorgan Chase Capital XXIX, 6.70% Jr. Sub. Gtd. Pfd.	7,200	183,528
Lloyds Banking Group PLC (United Kingdom), 7.75% Sr. Unsec. Pfd. 8,100		210,114
RBS Capital Funding Trust VII (Netherlands), Series G, 6.08% Jr. Unsec. Sub. Gtd. Pfd.	20,002	490,049
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series L, 5.75% Jr. Sub. Pfd.	20,501	489,974
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series R, 6.13% Jr. Sub. Pfd.	11,000	269,610
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Jr. Sub. Pfd.	20,900	528,352

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Diversified Banks–(continued)

Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	11,300	$288,715
US Bancorp, Series F, 6.50% Pfd.	25,100	742,458
Wells Fargo & Co., 5.20% Pfd.	14,000	342,300
Wells Fargo & Co., 5.85% Pfd.	8,400	216,720
Wells Fargo & Co., 6.63% Pfd.	8,400	233,604
Wells Fargo & Co., Series J, 8.00% Pfd.	6,500	190,710
Wells Fargo & Co., Series O, 5.13% Pfd.	15,900	383,667
Wells Fargo & Co., Series P, 5.25% Pfd.	5,400	132,678
Wells Fargo & Co., Series T, 6.00% Pfd.	16,000	417,120
		13,375,205

Diversified Capital Markets–1.44%

Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Jr. Unsec. Sub. Gtd. Pfd.	26,200	733,600
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Jr. Unsec. Sub. Gtd. Pfd.	31,400	898,040
KKR Financial Holdings LLC, 8.38% Sr. Unsec. Pfd.	3,200	90,176
KKR Financial Holdings LLC, Series A, 7.38% Pfd.	3,400	91,086
		1,812,902

Diversified REIT’s–0.18%

PS Business Parks, Inc., Series S, 6.45% Pfd.	8,600	226,868

Electric Utilities–1.15%

Alabama Power Co., 5.63% Pfd.	3,500	87,938
BGE Capital Trust II, 6.20% Jr. Unsec. Sub. Gtd. Pfd.	2,300	58,144
Duke Energy Corp., 5.13% Jr. Unsec. Sub. Pfd.	4,500	111,780
Entergy Louisiana LLC, 5.25% Sr. Sec. First Mortgage Pfd.	2,300	58,029
Entergy Mississippi Inc., 6.00% Sr. Sec. First Mortgage Pfd.	4,300	112,316
Entergy Texas Inc., 5.63% Sr. Sec. First Mortgage Pfd.	3,400	89,930
Interstate Power & Light Co., Series D, 5.10% Pfd.	1,800	45,990
NextEra Energy Capital Holdings Inc., 5.00% Jr. Unsec. Sub. Gtd. Pfd.	7,300	171,112
NextEra Energy Capital Holdings Inc., Series G, 5.70% Jr. Unsec. Sub. Gtd. Pfd.	3,600	93,060
NextEra Energy Capital Holdings Inc., Series H, 5.63% Jr. Unsec. Sub. Gtd. Pfd.	7,200	182,448
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	1,000	31,020
PPL Capital Funding, Inc., Series B, 5.90% Jr. Unsec. Sub. Gtd. Pfd.	4,100	104,550
SCE Trust I, 5.63% Jr. Unsec. Sub. Pfd.	10,200	258,672
SCE Trust III, 5.75% Jr. Unsec. Sub. Pfd.	1,300	35,581
		1,440,570

	Shares	Value

Health Care REIT’s–0.17%

Health Care REIT, Inc., Series J, 6.50% Pfd.	2,600	$69,758
Senior Housing Properties Trust, 5.63% Sr. Unsec. Pfd.	3,200	80,000
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Sr. Unsec. Gtd. Pfd.	2,300	58,765
		208,523

Hotel and Resort REIT’s–0.06%

Hospitality Properties Trust, Series D, 7.13% Pfd.	2,600	69,914

Industrial Conglomerates–0.35%

General Electric Capital Corp., 4.70% Sr. Unsec. Pfd.	5,400	133,002
General Electric Capital Corp., 4.88% Sr. Unsec. Pfd.	7,500	188,625
General Electric Capital Corp., 4.88% Sr. Unsec. Pfd.	4,500	113,310
		434,937

Industrial Machinery–0.14%

Stanley Black & Decker Inc., 5.75% Jr. Unsec. Sub. Pfd.	6,800	174,216

Integrated Telecommunication Services–0.72%

Qwest Corp., 6.13% Sr. Unsec. Pfd.	5,000	122,600
6.88% Sr. Unsec. Pfd.	4,700	123,845
7.00% Sr. Unsec. Pfd.	4,500	117,990
7.00% Sr. Unsec. Pfd.	3,600	94,140
7.38% Sr. Unsec. Pfd.	7,000	186,970
7.50% Sr. Unsec. Pfd.	5,400	145,854
Verizon Communications Inc., 5.90% Sr. Unsec. Pfd.	4,500	119,520
		910,919

Investment Banking & Brokerage–2.80%

BGC Partners Inc., 8.13% Sr. Unsec. Pfd.	1,000	27,060
Charles Schwab Corp. (The), Series B, 6.00% Pfd.	4,400	118,008
Goldman Sachs Group, Inc. (The), 6.50% Sr. Unsec. Pfd.	5,400	144,342
Goldman Sachs Group, Inc. (The), Series I, 5.95% Pfd.	16,000	403,840
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	14,900	370,861
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	13,600	358,224
Morgan Stanley, 6.88% Pfd.	16,000	430,720
Morgan Stanley, Series E, 7.13% Pfd.	18,300	511,485
Morgan Stanley, Series G, 6.63% Pfd.	6,000	156,180
Morgan Stanley, Series I, 6.38% Pfd.	28,300	733,253
Morgan Stanley Capital Trust VI, 6.60% Jr. Unsec. Sub. Gtd. Pfd.	6,800	174,148
Raymond James Financial Inc., 6.90% Sr. Unsec. Pfd.	3,200	87,808
		3,515,929

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Life & Health Insurance–1.31%

Aegon N.V. (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	7,500	$192,975
Aegon N.V. (Netherlands), 8.00% Unsec. Sub. Pfd.	11,500	323,840
Aflac Inc., 5.50% Jr. Unsec. Sub. Pfd.	4,500	113,805
MetLife Inc., Series B, 6.50% Pfd.	14,700	383,523
Principal Financial Group Inc., Series B, 6.52% Pfd.	2,300	58,811
Protective Life Corp., 6.25% Sr. Unsec. Sub. Pfd.	4,900	128,282
Prudential Financial Inc., 5.70% Jr. Unsec. Sub. Pfd.	5,900	151,925
Prudential Financial Inc., 5.75% Jr. Unsec. Sub. Pfd.	5,400	138,402
Prudential PLC (United Kingdom), 6.75% Jr. Unsec. Sub. Pfd.	5,000	132,000
Torchmark Corp., 5.88% Jr. Unsec. Sub. Pfd.	1,100	27,830
		1,651,393

Mortgage REIT’s–0.06%

Wells Fargo Real Estate Investment Corp., 6.38% Pfd.	2,900	75,748

Multi-Line Insurance–0.40%

American Financial Group Inc., 6.38% Sr. Unsec. Pfd.	6,400	172,608
Aviva PLC (United Kingdom), 8.25% Sr. Unsec. Sub. Pfd.	3,600	101,880
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	6,300	192,087
Kemper Corp., 7.38% Unsec. Sub. Pfd.	1,200	31,776
		498,351

Multi-Utilities–0.20%

DTE Energy Co., 6.50% Jr. Unsec. Sub. Pfd.	4,300	115,842
Integrys Energy Group, Inc., 6.00% Jr. Unsec. Sub. Pfd.	3,600	98,496
SCANA Corp., 7.70% Jr. Unsec. Sub. Pfd.	1,400	35,028
		249,366

Office REIT’s–0.61%

Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	1,200	31,416
Boston Properties, Inc., 5.25% Pfd.	1,800	44,928
Digital Realty Trust, Inc., Series F, 6.63% Pfd.	2,000	51,820
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	2,300	55,821
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	3,100	84,382
Equity Commonwealth, 5.75% Sr. Unsec. Pfd.	4,100	98,482
Kilroy Realty Corp., Series G, 6.88% Pfd.	900	24,975
Kilroy Realty Corp., Series H, 6.38% Pfd.	900	23,940
SL Green Realty Corp., Series I, 6.50% Pfd.	2,100	55,125

	Shares	Value

Office REIT’s–(continued)

Vornado Realty Trust, Series J, 6.88% Pfd.	10,700	$290,184
		761,073

Office Services & Supplies–0.11%

Pitney Bowes Inc., 5.25% Sr. Unsec. Pfd.	800	20,800
Pitney Bowes Inc., 6.70% Sr. Unsec. Pfd.	4,100	111,315
		132,115

Oil & Gas Refining & Marketing–0.07%

NuStar Logistics L.P., 7.63% Jr. Unsec. Sub. Gtd. Pfd.	3,600	93,780

Other Diversified Financial Services–1.07%

ING Groep NV (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	38,000	975,840
7.38% Jr. Unsec. Sub. Pfd.	14,500	374,100
		1,349,940

Property & Casualty Insurance–0.96%

Allstate Corp. (The), 5.10% Unsec. Sub. Pfd.	4,300	110,983
Allstate Corp. (The), 5.63% Pfd.	2,800	70,952
Allstate Corp. (The), Series C, 6.75% Pfd.	3,200	88,608
Allstate Corp. (The), Series E, 6.63% Pfd.	8,400	229,404
Allstate Corp. (The), Series F, 6.25% Pfd.	2,200	58,850
Arch Capital Group Ltd., Series C, 6.75% Pfd.	2,900	79,895
Argo Group U.S. Inc., 6.50% Sr. Unsec. Gtd. Pfd.	1,300	32,695
Aspen Insurance Holdings Ltd., 5.95% Pfd.	2,300	58,029
Aspen Insurance Holdings Ltd., 7.25% Pfd.	2,900	76,183
Assured Guaranty Municipal Holdings Inc., 6.25% Sr. Unsec. Gtd. Pfd.	3,900	98,202
Axis Capital Holdings Ltd., Series C, 6.88% Pfd.	5,400	146,880
Hanover Insurance Group, Inc. (The), 6.35% Jr. Unsec. Sub. Pfd.	1,600	40,304
Selective Insurance Group, Inc., 5.88% Sr. Unsec. Pfd.	1,600	40,384
W. R. Berkley Corp., 5.63% Jr. Unsec. Sub. Pfd.	3,200	79,264
		1,210,633

Regional Banks–1.74%

BB&T Corp., 5.85% Pfd.	6,800	175,440
BB&T Corp., Series E, 5.63% Pfd.	15,900	405,132
City National Corp., Series C, 5.50% Pfd.	2,500	61,800
Cullen/Frost Bankers, Inc., 5.38% Pfd.	1,400	34,342
Fifth Third Bancorp, Series I, 6.63% Pfd.	4,100	113,037

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Regional Banks–(continued)

First Horizon National Corp., Series A, 6.20% Pfd.	900	$22,302
First Niagara Financial Group Inc., Series B, 8.63% Pfd.	3,200	88,064
First Republic Bank, 5.50% Pfd.	1,800	44,550
First Republic Bank, 7.00% Pfd.	1,800	49,986
First Republic Bank, Series A, 6.70% Pfd.	2,100	55,440
First Republic Bank, Series B, 6.20% Pfd.	2,200	56,452
FirstMerit Corp., Series A, 5.88% Pfd.	900	21,834
FNB Corp., 7.25% Pfd.	1,000	27,050
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	18,000	502,740
Regions Financial Corp., Series A, 6.38% Pfd.	4,500	114,120
Regions Financial Corp., Series B, 6.38% Pfd.	3,400	85,578
SunTrust Banks Inc., Series E, 5.88% Pfd.	4,100	102,582
TCF Financial Corp., 7.50% Pfd.	1,200	32,340
TCF Financial Corp., Series B, 6.45% Pfd.	1,200	30,096
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	2,400	59,112
Webster Financial Corp., Series E, 6.40% Pfd.	1,100	27,346
Zions Bancorp., Series F, 7.90% Pfd.	2,872	80,703
		2,190,046

Reinsurance–0.53%

Endurance Specialty Holdings Ltd., Series A, 7.75% Pfd.	1,800	47,160
Endurance Specialty Holdings Ltd., Series B, 7.50% Pfd.	2,100	55,881
Maiden Holdings Ltd., Series A, 8.25% Pfd.	4,600	121,118
Montpelier Re Holdings Ltd. (Bermuda), Series A, 8.88% Pfd.	1,400	37,450
PartnerRe Ltd., Series E, 7.25% Pfd.	8,000	217,440
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.	3,600	104,256
RenaissanceRe Holdings Ltd., Series E, 5.38% Pfd.	3,600	87,948
		671,253

Retail REIT’s–0.53%

DDR Corp., Class J, 6.50% Pfd.	3,200	85,600
Kimco Realty Corp., Series I, 6.00% Pfd.	9,100	236,236
National Retail Properties Inc., Series D, 6.63% Pfd.	5,200	137,228
Realty Income Corp., Series F, 6.63% Pfd.	3,600	96,300
Regency Centers Corp., Series 6, 6.63% Pfd.	2,300	59,846
WP Glimcher Inc., Series I, 6.88% Pfd.	2,000	52,620
		667,830

		Shares	Value

Specialized REIT’s–0.85%

EPR Properties, Series F, 6.63% Pfd.		1,100	$28,567
Public Storage, Series A, 5.88% Pfd.		5,000	128,550
Public Storage, Series Q, 6.50% Pfd.		19,600	530,964
Public Storage, Series Y, 6.38% Pfd.		14,100	378,303
			1,066,384

Thrifts & Mortgage Finance–0.02%

Astoria Financial Corp., Series C, 6.50% Pfd.		1,200	30,120

Wireless Telecommunication Services–0.28%

Telephone & Data Systems Inc., 7.00% Sr. Unsec. Pfd.		7,800	197,730
United States Cellular Corp., 6.95% Sr. Unsec. Pfd.		3,100	77,965
United States Cellular Corp., 7.25% Sr. Unsec. Pfd.		2,800	70,532
			346,227
Total Preferred Stocks (Cost $33,689,448)			35,836,325

		Principal Amount

U.S. Treasury Securities–7.70%

U.S. Treasury Bills–0.08%

0.05%, 08/20/15(f)(g)		$5,000	4,999
0.08%, 08/20/15(f)(g)		50,000	49,987
0.09%, 08/20/15(f)(g)		45,000	44,989
0.12%, 08/20/15(f)(g)		5,000	4,999
			104,974

U.S. Treasury STRIPS–7.62%

3.98%, 02/15/43(f)(h)		13,550,000	7,101,047
4.11%, 02/15/43(f)(h)		4,700,000	2,463,094
			9,564,141
Total U.S. Treasury Securities (Cost $6,088,018)			9,669,115

Non-U.S. Dollar Denominated Bonds & Notes–1.23%(i)

Advertising–0.11%
Johnston Press Bond PLC (United Kingdom), Sr. Sec. Gtd. Notes, 8.63%, 06/01/19(b)	GBP	100,000	142,138

Auto Parts & Equipment–0.11%

Autodis S.A. (France), Sr. Sec. Gtd. Notes, 6.50%, 02/01/19(b)	EUR	126,000	144,160

Automobile Manufacturers–0.08%

Hydra Dutch Holdings 2 B.V. (Netherlands), Sr. Sec. Gtd. Notes, 8.00%, 04/15/19(b)	EUR	100,000	106,655

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

		Principal Amount	Value

Electric Utilities–0.04%

Empresas Publicas de Medellin ESP (Colombia), Sr. Unsec. Notes, 7.63%, 09/10/24(b)	COP	122,000,000	$50,329

Hotels, Resorts & Cruise Lines–0.26%

Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/21(b)	EUR	100,000	114,130
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	57,000	90,724
TUI AG (Germany), Sr. Unsec. Notes, 4.50%, 10/01/19(b)	EUR	100,000	120,130
			324,984

Internet Software & Services–0.10%

United Group B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/20(b)	EUR	100,000	121,627

Multi-Sector Holdings–0.18%

Odeon & UCI Finco PLC (United Kingdom), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(b)	GBP	150,000	222,526

Other Diversified Financial Services–0.35%

Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	100,000	165,520
Financiere Gaillon 8 SAS (France), Sr. Sec. Notes, 7.00%, 09/30/19(b)	EUR	100,000	112,718
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	100,000	163,412
			441,650
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,747,843)			1,554,069

		Shares

Money Market Funds–6.82%

Liquid Assets Portfolio –Institutional Class (j)		4,281,471	4,281,471
Premier Portfolio –Institutional Class (j)		4,281,470	4,281,470
Total Money Market Funds (Cost $8,562,941)			8,562,941
TOTAL INVESTMENTS–98.69% (Cost $119,221,802)			123,961,680
OTHER ASSETS LESS LIABILITIES–1.31%			1,641,293
NET ASSETS–100.00%			$125,602,973

Investment Abbreviations:
Conv.	—Convertible
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
REGS	—Regulation S
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
STRIPS	—Separately Traded Registered Interest and Principal Security
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2015 was $42,180,938, which represented 33.58% of the Fund’s Net Assets.
(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Perpetual bond with no specified maturity date.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1G and Note 3.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Invesco Premium Income Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Premium Income Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the

Invesco Premium Income Fund

G.	Swap Agreements – (continued)

Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counerparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2015 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

Invesco Premium Income Fund

I.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
J.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$44,311,328	$87,938	$—	$44,399,266
U.S. Treasury Securities	—	9,669,115	—	9,669,115
Corporate Debt Securities	—	56,243,773	—	56,243,773
Foreign Debt Securities	—	1,554,069	—	1,554,069
Foreign Sovereign Debt Securities	—	12,095,457	—	12,095,457
	44,311,328	79,650,352	—	123,961,680
Forward Foreign Currency Contracts*	—	95,798	—	95,798
Futures Contracts*	473,899	—	—	473,899
Swap Agreements*	—	2,293	—	2,293
Total Investments	$44,785,227	$79,748,443	$—	$124,533,670
* Unrealized appreciation.

Invesco Premium Income Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Credit risk:
Swap agreements (a)	$2,293	$-
Currency risk:
Forward foreign currency contracts	96,925	(1,127)
Interest rate risk:
Futures contracts (b)	780,703	-
Market risk:
Futures contracts (b)	-	(306,804)
Total	$879,921	$(307,931)

(a)	Includes cumulative appreciation of centrally cleared swap agreements.

(b)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss)
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$-	$-	$(23,473)
Currency risk	-	84,208	-
Interest rate risk	372,559	-	-
Market risk	(282,014)	-	-
Change in Unrealized Appreciation (Depreciation):
Credit risk	-	-	43,137
Currency risk	-	40,481	-
Interest rate risk	525,168	-	-
Market risk	(71,031)	-	-
Total	$544,682	$124,689	$19,664

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$1,727,593	$25,117,086	$1,653,333

Invesco Premium Income Fund

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
03/13/2015	Citigroup Global Markets Inc.	EUR	545,000	USD	675,157	$616,046	$59,111
03/13/2015	Citigroup Global Markets Inc.	EUR	100,000	USD	113,467	113,036	431
03/13/2015	Goldman Sachs International	GBP	621,625	USD	973,319	935,936	37,383
03/13/2015	Citigroup Global Markets Inc.	USD	30,895	EUR	26,690	30,169	(726)
03/13/2015	Citigroup Global Markets Inc.	USD	170,504	GBP	112,978	170,103	(401)
Total open forward foreign currency contracts - Currency Risk							$95,798

Currency Abbreviations:
EUR — Euro	USD — U.S. Dollar
GBP — British Pound Sterling

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australian 10 Year Bonds	Long	53	March-2015	5,434,721	$137,854
Canada 10 Year Bonds	Long	19	March-2015	2,178,607	99,540
Euro Bond	Long	12	March-2015	2,161,328	45,683
Japanese 10 Year Mini Bonds	Long	18	March-2015	2,271,038	3,595
Long Gilt	Long	49	March-2015	9,141,470	294,459
U.S. Treasury Long Bonds	Long	37	March-2015	5,597,406	199,572
Subtotal—Interest Rate Risk					$780,703
E-Mini S&P 500 Index	Long	41	March-2015	4,076,220	$(35,492)
FTSE 100 Index	Short	43	March-2015	(4,342,960)	(243,703)
Russell 2000 Mini Index	Long	35	March-2015	4,064,200	(4,458)
Tokyo Stock Price Index	Long	12	March-2015	1,445,457	(23,151)
Subtotal—Market Risk					$(306,804)
Total Futures Contracts					$473,899

Invesco Premium Income Fund

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk

Counterparty/ Clearinghouse	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation
Credit Suisse Securities (USA) LLC/ICE	Markit CDX North America, High Yield Index	Sell	5.00%	12/20/19	3.68%	$1,000,000	$(52,850)	$2,293

Abbreviations:
ICE – Intercontinental Exchange

(a)	Implied credit spreads represent the current level as of January 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $30,975,367 and $21,522,298, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $631,221 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,889,858
Aggregate unrealized (depreciation) of investment securities	(2,519,801)
Net unrealized appreciation of investment securities	$4,370,057
Cost of investments for tax purposes is $119,591,623.

Invesco Premium Income Fund

Invesco Select Companies Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	SCO-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–75.63%

Aerospace & Defense–4.23%

Cubic Corp.	1,033,123	$54,022,002

Aluminum–0.00%

Cymat Technologies Ltd. (Canada)(b)	249,750	34,401

Apparel, Accessories & Luxury Goods–0.08%

Hampshire Group, Ltd. (b)(c)	592,824	1,037,442

Automotive Retail–3.91%

America’s Car-Mart, Inc. (b)(c)	942,136	50,036,843

Commodity Chemicals–1.36%

Chemtrade Logistics Income Fund (Canada)	1,045,784	17,367,999

Consumer Finance–4.54%

Encore Capital Group, Inc. (b)(c)	1,557,521	57,970,932

Data Processing & Outsourced Services–8.79%

Alliance Data Systems Corp. (b)	180,114	52,022,327
Global Payments Inc.	691,427	60,368,491
		112,390,818

Diversified Support Services–2.15%

Performant Financial Corp. (b)(c)	5,532,196	27,439,692

Education Services–3.28%

American Public Education Inc. (b)(c)	1,250,051	41,964,212

Electrical Components & Equipment–3.31%

Regal-Beloit Corp.	614,559	42,312,387

Health Care Supplies–7.29%

Alere, Inc. (b)	1,530,895	62,292,118
Cooper Cos., Inc. (The)	196,102	30,915,480
		93,207,598

IT Consulting & Other Services–5.69%

Booz Allen Hamilton Holding Corp.	2,497,610	72,705,427

Life Sciences Tools & Services–4.15%

Charles River Laboratories International, Inc. (b)	764,660	53,029,171

Oil & Gas Equipment & Services–2.48%

ION Geophysical Corp. (b)(c)	14,077,289	31,673,900

Oil & Gas Exploration & Production–3.84%

Ultra Petroleum Corp. (b)	3,851,035	49,100,696

Other Diversified Financial Services–0.00%

Brompton Corp. (Canada)(b)	69,374	0

	Shares	Value

Publishing–5.19%

John Wiley & Sons, Inc. -Class A	1,070,433	$66,324,029

Real Estate Services–3.93%

FirstService Corp. (Canada)	954,356	50,215,426

Semiconductors–4.90%

Microsemi Corp. (b)	2,250,091	62,687,535

Systems Software–4.74%

Rovi Corp. (b)	2,618,887	60,522,478

Trucking–1.77%

Con-way Inc.	550,873	22,569,267
Total Common Stocks & Other Equity Interests (Cost $733,240,012)		966,612,255

Money Market Funds–23.05%

Liquid Assets Portfolio –Institutional Class (d)	147,336,651	147,336,651
Premier Portfolio –Institutional Class (d)	147,336,652	147,336,652
Total Money Market Funds (Cost $294,673,303)		294,673,303
TOTAL INVESTMENTS–98.68% (Cost $1,027,913,315)		1,261,285,558
OTHER ASSETS LESS LIABILITIES–1.32%		16,850,227
NET ASSETS–100.00%		$1,278,135,785

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of January 31, 2015 was $210,123,021, which represented 16.44% of the Fund’s Net Assets. See Note 3.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Select Companies Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Select Companies Fund

A.     Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

Invesco Select Companies Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,261,285,558	$—	$0	$1,261,285,558

Invesco Select Companies Fund

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 01/31/15	Interest / Dividend Income
America’s Car Mart, Inc.	$43,319,413	$—	$—	$6,717,430	$—	$50,036,843	$—
American Public Education Inc.	44,098,925	—	(5,933,600)	4,406,268	(607,381)	41,964,212	—
Encore Capital Group, Inc.	50,744,469	19,152,272	—	(11,925,809)	—	57,970,932	—
Hampshire Group, Ltd.	1,487,988	—	—	(450,546)	—	1,037,442	—
ION Geophysical Corp.	39,416,409	—	—	(7,742,509)	—	31,673,900	—
Performant Financial Corp.	28,744,105	14,640,846	—	(15,945,259)	—	27,439,692	—
Total	$207,811,309	$33,793,118	$(5,933,600)	$(24,940,425)	$(607,381)	$210,123,021	$—

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $53,305,415 and $83,358,543, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$338,816,388
Aggregate unrealized (depreciation) of investment securities	(105,784,941)
Net unrealized appreciation of investment securities	$233,031,447
Cost of investments for tax purposes is $1,028,254,111.

Invesco Select Companies Fund

Invesco Strategic Income Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2015

invesco.com/us	STI-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2015

(Unaudited)

		Principal Amount	Value

Asset-Backed Securities–41.44%

Avenue CLO III Ltd., Series 2006-3A, Class B1L, Floating Rate Pass Through Ctfs., 1.91%, 07/20/18(b)(c)		$200,000	$199,060
Babson Euro CLO 2014-2 B.V. (Netherlands), Series 2014-2A, Class D, Floating Rate Pass Through Ctfs., 3.51%, 11/25/27(b)(c)(d)	EUR	250,000	270,889
Babson Mid-Market CLO Inc. 2007-II (Cayman Islands), Series 2007-2A, Class E, Floating Rate Pass Through Ctfs., 3.90%, 04/15/21(c)		500,000	492,150
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class C, Floating Rate Pass Through Ctfs., 1.57%, 06/15/28(b)(c)		200,000	199,710
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AJ, Variable Rate Pass Through Ctfs., 5.76%, 05/10/45(c)		540,000	564,897
Banc of America Funding Trust, Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/36		206,082	197,419
Banc of America Mortgage Trust, Series 2005-H, Class 2A1, Floating Rate Pass Through Ctfs., 2.71%, 09/25/35(c)		311,296	288,403
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class AJ, Variable Rate Pass Through Ctfs., 4.99%, 09/11/42(c)		500,000	510,758
Series 2007-T28, Class AJ, Variable Rate Pass Through Ctfs., 5.95%, 09/11/42(c)		105,000	114,397
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, Floating Rate Pass Through Ctfs., 2.46%, 12/25/35(c)		187,655	171,610
Citigroup Mortgage Loan Trust Inc., Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.51%, 10/25/35(c)		99,091	98,332
Series 2006-AR2, Class 1A2, Floating Rate Pass Through Ctfs., 2.61%, 03/25/36(c)		200,000	192,863
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A3, Floating Rate Pass Through Ctfs., 0.63%, 04/12/20(b)(c)(e)		500,000	489,450

	Principal Amount	Value
Eaton Vance CDO VIII Ltd. (Cayman Islands), Series 2006-8A, Class D, Floating Rate Pass Through Ctfs., 3.65%, 08/15/22(b)(c)	$400,000	$388,080
Foothill CLO Ltd. (Cayman Islands), Series 2007-1A, Class C, Floating Rate Pass Through Ctfs., 0.94%, 02/22/21(b)(c)	250,000	245,700
Freddie Mac, Series 2014-DN1, Class M2, Floating Rate STACR® Debt Notes, 2.37%, 02/25/24(c)(f)	375,000	374,726
Series 2014-HQ2, Class M2, Floating Rate STACR® Debt Notes, 2.37%, 09/25/24(c)(f)	375,000	367,475
Gallatin CLO III Ltd., Series 2007-1A, Class A2L, Floating Rate Pass Through Ctfs., 0.57%, 05/15/21(b)(c)(e)	200,000	194,920
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 2.94%, 04/19/36(c)	234,419	208,729
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 0.44%, 07/25/37(c)	251,304	213,875
Hamlet II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.56%, 05/11/21(b)(c)(e)	500,000	478,850
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP6, Class AJ, Variable Rate Pass Through Ctfs., 5.57%, 04/15/43(c)	250,000	258,352
Series 2014-FL5, Class B, Floating Rate Pass Through Ctfs., 1.52%, 07/15/31(b)(c)	250,000	250,952
JP Morgan Mortgage Trust, Series 2005-A1, Class IB2, Floating Rate Pass Through Ctfs., 2.53%, 02/25/35(c)	183,723	167,128
Series 2005-A3, Class 7CA1, Floating Rate Pass Through Ctfs., 2.52%, 06/25/35(c)	172,905	164,139
Series 2006-A2, Class 1A1, Floating Rate Pass Through Ctfs., 2.75%, 04/25/36(c)	121,604	110,297
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 5.19%, 06/25/37(c)	245,304	226,389
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/41(b)	425,000	435,491

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.51%, 12/25/35(c)	$200,000	$194,340
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class B, Variable Rate Pass Through Ctfs., 4.45%, 10/15/47(c)	250,000	277,115
Octagon Investment Partners XVI Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 1.86%, 07/17/25(b)(c)	250,000	236,000
Octagon Investment Partners XXI Ltd. (Cayman Islands), Series 2014-1A, Class C, Floating Rate Pass Through Ctfs., 3.88%, 11/14/26(b)(c)	500,000	474,700
Octagon Investment Partners XXI Ltd. (Cayman Islands), Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 6.83%, 11/14/26(b)(c)	250,000	246,350
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class E, Floating Rate Pass Through Ctfs., 4.92%, 07/17/26(b)(c)	250,000	219,900
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Floating Rate Pass Through Ctfs., 2.42%, 11/25/32(c)	164,000	149,030
Symphony CLO XIV Ltd. (Cayman Islands), Series 2014-14A, Class E, Floating Rate Pass Through Ctfs., 4.85%, 07/14/26(b)(c)	250,000	217,625
WaMu Mortgage Pass-Through Trust, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.33%, 10/25/35(c)	261,196	254,183
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1, Pass Through Ctfs., 6.25%, 11/25/37	235,641	225,960
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 2A11, Floating Rate Pass Through Ctfs., 2.62%, 06/25/35(c)	210,607	209,712
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 5.36%, 08/25/35(c)	175,943	177,227
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.61%, 03/25/35(c)	277,837	283,518
Series 2005-AR7, Class 1A1, Floating Rate Pass Through Ctfs., 5.09%, 05/25/35(c)	198,163	200,281
Series 2006-AR8, Class 2A3, Floating Rate Pass Through Ctfs., 2.60%, 04/25/36(c)	240,013	235,578
Series 2006-AR10, Class 4A1, Floating Rate Pass Through Ctfs., 2.61%, 07/25/36(c)	235,301	223,375
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/37	180,935	183,681

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, Variable Rate Pass Through Ctfs., 4.20%, 11/15/47(c)	$250,000	$270,146
Total Asset-Backed Securities (Cost $12,136,067)		12,153,762

	Shares

Common Stocks–17.11%

Fixed Income Funds–17.11%

Invesco Floating Rate Fund, Class R6
(Cost $5,160,307)(g)	652,699	5,019,256

	Principal Amount

U.S. Dollar Denominated Bonds & Notes–14.84%

Agricultural Products–0.14%

Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	$40,000	40,050

Auto Parts & Equipment–0.13%

Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	40,000	39,500

Broadcasting–0.14%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	40,000	41,500

Building Products–0.05%

Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	15,000	15,188

Cable & Satellite–1.28%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/30/21	40,000	42,200
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	165,000	165,825
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	165,000	164,587
		372,612

Casinos & Gaming–0.60%

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	165,000	174,900

Communications Equipment–0.20%

Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	60,000	58,350

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

	Principal Amount	Value

Construction Machinery & Heavy Trucks–0.27%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	$40,000	$40,500
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	40,000	39,200
		79,700

Consumer Finance–0.25%

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/24	70,000	73,452

Data Processing & Outsourced Services–0.42%

First Data Corp., Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	107,000	123,451

Diversified Banks–6.89%

ABN AMRO Bank N.V. (Netherlands), REGS, Unsec. Sub. Medium-Term Euro Notes, 6.25%, 09/13/22(b)	200,000	218,000
Bank of America Corp., Sr. Unsec. Medium-Term Notes, 4.88%, 04/01/44	250,000	295,191
Unsec. Sub. Medium-Term Notes, 4.25%, 10/22/26	75,000	77,942
BPCE S.A. (France), Unsec. Sub. Notes, 5.15%, 07/21/24(b)	200,000	216,423
Citigroup Inc., Sr. Unsec. Global Notes, 4.95%, 11/07/43	250,000	297,117
Erste Group Bank AG (Austria), Unsec. Sub. Medium-Term Euro Notes, 6.38%, 03/28/23	200,000	199,923
Industrial & Commercial Bank of China Ltd. (China), Jr. Unsec. Sub. Notes, 6.00% (b)(h)	200,000	207,377
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.85%, 02/01/44	250,000	294,950
Wells Fargo & Co., Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/26	200,000	213,050
		2,019,973

Health Care Services–0.21%

MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	60,000	62,850

Homebuilding–0.29%

Lennar Corp., Sr. Unsec. Gtd. Notes, 4.50%, 11/15/19	85,000	85,638

Independent Power Producers & Energy Traders–0.32%

AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	40,000	44,400

	Principal Amount		Value

Independent Power Producers & Energy Traders–(continued)

Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/23		$48,000	$48,960
			93,360

Internet Software & Services–0.25%

Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22		70,000	72,975

Investment Banking & Brokerage–0.97%

Goldman Sachs Group, Inc. (The), Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/44		250,000	285,395

Regional Banks–0.66%

Fifth Third Bancorp, Series J, Jr. Unsec. Sub. Bonds, 4.90% (h)		200,000	195,000

Semiconductor Equipment–0.14%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22		40,000	39,900

Semiconductors–1.05%

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)		125,000	133,125
Micron Technology, Inc., Sr. Unsec. Global Bonds, 5.88%, 02/15/22		40,000	42,300
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)		125,000	132,187
			307,612

Wireless Telecommunication Services–0.58%

Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/15/23		165,000	168,712
Total U.S. Dollar Denominated Bonds & Notes (Cost $4,252,531)			4,350,118

Non-U.S. Dollar Denominated Bonds & Notes–11.10%(d)

Diversified Banks–2.06%

HSBC Capital Funding L.P. (United Kingdom), Jr. Unsec. Gtd. Sub. Euro Notes, 5.13% (h)	EUR	100,000	117,404
Standard Chartered Bank (United Kingdom), Sr. Unsec. Medium-Term Euro Notes, 7.83%, 04/13/18(b)	INR	30,000,000	486,902
			604,306

Life & Health Insurance–0.50%

Delta Lloyd Levensverzekering N.V. (Netherlands), Unsec. Sub. Euro Notes, 9.00%, 08/29/42	EUR	100,000	148,313

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

	Principal Amount			Value

Sovereign Debt–8.54%

Brazil Notas do Tesouro Nacional (Brazil), Series F, Unsec. Notes, 10.00%, 01/01/23	BRL	750,000		$256,572
Bundesrepublik Deutschland (Germany), Unsec. Euro Bonds, 0.50%, 04/15/30	EUR	373,330	(i)	499,750
Mexican Bonos (Mexico), Series M, Unsec. Bonds, 8.00%, 12/07/23	MXN	5,500,000		438,510
Portugal Obrigacoes do Tesouro (Portugal), Sr. Unsec. Euro Notes, 4.75%, 06/14/19(b)	EUR	500,000		645,931
Unsec. Euro Bonds, 3.88%, 02/15/30(b)	EUR	535,000		663,103
				2,503,866
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $3,522,739)				3,256,485

U.S. Treasury Securities–5.95%

U.S. Treasury Bills–0.54%(j)

0.07%, 08/20/15(k)		20,000		19,995
0.08%, 08/20/15(k)(l)		95,000		94,976
0.16%, 08/20/15(k)		30,000		29,993
0.17%, 08/20/15(k)		15,000		14,996
				159,960

U.S. Treasury Notes–5.41%

1.63%, 06/30/19		1,550,000		1,586,013
Total U.S. Treasury Securities (Cost $1,704,533)				1,745,973

Municipal Obligations–2.56%

Houston (City of), Texas (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System Special Facilities RB, 5.00%, 07/01/29(m)		250,000		273,353
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB, 5.25%, 12/01/25		250,000		277,177
Puerto Rico (Commonwealth of) Government Development Bank; Series 2014 B-1A, Sr. RN, 7.75%, 06/30/15		200,000		199,000
Total Municipal Obligations (Cost $708,019)				749,530

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.34%

Collateralized Mortgage Obligations–0.34%

Fannie Mae REMICs, 3.00%, 06/25/27, IO (Cost $101,834)	$975,655	$100,973

	Shares

Money Market Funds–10.21%

Liquid Assets Portfolio, Institutional Class (n)	1,496,771	1,496,771
Premier Portfolio, Institutional Class (n)	1,496,771	1,496,771
Total Money Market Funds (Cost $2,993,542)		2,993,542
TOTAL INVESTMENTS–103.55% (Cost $30,579,572)		30,369,639
OTHER ASSETS LESS LIABILITIES–(3.55)%		(1,039,874)
NET ASSETS–100.00%		$29,329,765

Investment Abbreviations:

BRL	— Brazilian Real	RB	— Revenue Bonds
CDO	— Collateralized Debt Obligation	REGS	— Regulation S
CLO	— Collateralized Loan Obligation	REMICs	— Real Estate Investment Conduits
Ctfs.	— Certificates	RN	— Revenue Notes
EUR	— Euro	Sec.	— Secured
Gtd.	— Guaranteed	Sr.	— Senior
INR	— Indian Rupee	STACR®	— Structured Agency Credit Risk
IO	— Interest Only	Sub.	— Subordinated
Jr.	— Junior	Unsec.	— Unsecured
MXN	— Mexican Peso

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2015 was $7,426,613, which represented 25.32% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2015.

(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(e)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1I. The following table presents the Fund’s collateral pledged as of January 31, 2015.

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount
Royal Bank of Canada	$1,062,899	$(1,062,899)	$—

* Amount does not include excess collateral pledged.

(f)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(g)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of January 31, 2015 represented 17.11% of the Fund’s Net Assets. See Note 4.

(h)	Perpetual bond with no specified maturity date.

(i)	Principal amount of security and interest payments are adjusted for inflation.

(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(l)	All or a portion of the value was designated as collateral to cover margin requirements for open swap agreements. See Note 1H and Note 3.

(m)	Security subject to the alternative minimum tax.

(n)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Invesco Strategic Income Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed

Invesco Strategic Income Fund

E.	Forward Foreign Currency Contracts – (continued)

upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment Securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
H.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open

Invesco Strategic Income Fund

H.	Swap Agreements – (continued)

derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of

Invesco Strategic Income Fund

H.	Swap Agreements – (continued)

the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2015 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

I.	Reverse Repurchase Agreements – The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements.
J.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Strategic Income Fund

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,012,798	$—	$—	$8,012,798
U.S. Treasury Securities	—	1,745,973	—	1,745,973
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	100,973	—	100,973
Asset-Backed Securities	—	12,153,762	—	12,153,762
Corporate Debt Securities	—	4,350,118	—	4,350,118
Foreign Debt Securities	—	752,619	—	752,619
Foreign Sovereign Debt Securities	—	2,503,866	—	2,503,866
Municipal Obligations	—	749,530	—	749,530
	8,012,798	22,356,841	—	30,369,639
Forward Foreign Currency Contracts*	—	190,780	—	190,780
Futures Contracts*	(201,299)	—	—	(201,299)
Swap Agreements*	—	(123,347)	—	(123,347)
Total Investments	$7,811,499	$22,424,274	$—	$30,235,773

* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements (a)	$—	$(5,289)
Currency risk:
Forward foreign currency contracts	226,575	(35,795)
Interest rate risk:
Futures contracts (b)	1,560	(202,859)
Swap agreements (a)	17,175	(170,068)
Market risk:
Swap agreements	34,835	—
Total	$280,145	$(414,011)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

(b)	Includes cumulative appreciation (depreciation) of futures contracts.

Invesco Strategic Income Fund

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Written	Options Purchased	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$—	$—	$16,377
Currency risk	125,585	—	(16,267)	67,887	—
Interest rate risk	—	30,376	—	—	(23,448)
Market risk	—	—	—	—	(18,153)
Change in Unrealized Appreciation (Depreciation):
Credit risk	—	—	—	—	(4,331)
Currency risk	115,582	—	—	(5,010)	—
Interest rate risk	—	(248,734)	—	—	(140,793)
Market risk	—	—	—	—	31,824
Total	$241,167	$(218,358)	$(16,267)	$62,877	$(138,524)

The table below summarizes the three month average notional value of forward foreign currency contracts, futures contracts and swap agreements, the one month average notional value of options written and the two month average notional value of options purchased outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Written	Options Purchased	Swap Agreements
Average notional value	$4,391,097	$22,986,735	EUR 3,220,000	EUR 3,532,500	$7,531,769

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional	Unrealized Appreciation
		Deliver		Receive		Value	(Depreciation)
02/05/15	Goldman Sachs International	BRL	710,000	USD	262,535	$264,234	$(1,699)
02/05/15	Barclays Bank PLC	JPY	17,109,750	USD	150,945	145,711	5,234
03/11/15	Deutsche Bank Securities Inc.	CHF	353,488	USD	364,334	385,698	(21,364)
03/11/15	Deutsche Bank Securities Inc.	SGD	700,000	USD	530,705	517,015	13,690
03/11/15	Citigroup Global Markets Inc.	USD	347,255	CHF	353,488	385,699	38,444
03/13/15	Citigroup Global Markets Inc.	EUR	2,441,491	USD	2,916,408	2,759,761	156,647
03/13/15	Citigroup Global Markets Inc.	USD	288,540	EUR	244,000	275,808	(12,732)
04/06/15	Citigroup Global Markets Inc.	MXN	6,600,325	USD	443,441	438,433	5,008
04/15/15	Goldman Sachs International	MYR	2,073,000	USD	573,814	566,262	7,552
Total open forward foreign currency contracts - Currency Risk							$190,780

Currency Abbreviations:

BRL — Brazilian Real	MXN — Mexican New Peso

CHF — Swiss Franc	MYR — Malaysian Ringgit

EUR — Euro	SGD — Singapore Dollar

JPY — Japanese Yen	USD — U.S. Dollar

Invesco Strategic Income Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Euro BOBL	Short	4	March-2015	$(591,623)	$(2,901)
Euro Bonds	Short	2	March-2015	(360,221)	(7,031)
U.S. Treasury 2 Year Notes	Short	6	March-2015	(1,318,594)	(4,888)
U.S. Treasury 5 Year Notes	Short	28	March-2015	(3,397,625)	(67,060)
U.S. Treasury 10 Year Notes	Short	6	March-2015	(785,250)	(27,966)
U.S. Treasury 30 Year Bonds	Long	1	March-2015	151,281	1,560
U.S. Treasury Ultra Bonds	Short	6	March-2015	(1,073,625)	(93,013)
Total Futures Contracts —Interest Rate Risk					$(201,299)

Options Transactions During the Period
	Put Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$ —
Written	2,800	14,712
Closed	(2,800)	(14,712)
End of period	—	$ —

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk

Counterparty/ Clearinghouse	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA)/CME	Markit CDX North America, High Yield Index, Series 22	Sell	5.00%	06/20/19	3.39%	$693,000	$47,721	$(5,289)

Abbreviations:

CME — Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of January 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements

Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA)/CME	Receive	6 Month EURIBOR	1.00%	January-2030	EUR	(235,000)	$(138,615)
Credit Suisse Securities (USA)/CME	Receive	6 Month EURIBOR	1.04%	January-2030	EUR	(500,000)	(31,453)
Total Interest Rate Swap Agreements – Interest Rate Risk							$(170,068)

Abbreviations:

CME — Chicago Mercantile Exchange

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

Invesco Strategic Income Fund

Open Over-The-Counter Interest Rate Swap Agreements
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation
J.P. Morgan Chase Bank, N.A.	Pay	Sinacofi Chile Interbank Rate Average	3.07%	January-2018	CLP 1,550,000,000	$3,848
J.P. Morgan Chase Bank, N.A.	Pay	Sinacofi Chile Interbank Rate Average	3.63%	January-2020	CLP 980,000,000	13,327
Total Interest Rate Swap Agreements – Interest Rate Risk						$17,175

Abbreviations:

CLP — Chilean Peso

Open Over-The-Counter Total Return Swap Agreements
Description	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation
Receive a return equal to the S&P U.S. Leveraged Loan Index and pay a floating rate equal to the 3 Month USD LIBOR.	Long	Goldman Sachs International	11,000	03/20/15	$1,100,000	$10,303
Receive a return equal to the S&P U.S. Leveraged Loan Index and pay a floating rate equal to the 3 Month USD LIBOR.	Long	Morgan Stanley & Co. International PLC	17,000	03/20/15	1,700,000	24,532
Total Total Return Swap Agreements – Market Risk						$34,835

Abbreviations:

LIBOR — London Interbank Offered Rate

USD — U.S. Dollar

NOTE 4 — Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the three months ended January 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 01/31/15	Dividend Income
Invesco Floating Rate Fund	$5,948,846	$74,689	$(875,000)	$(97,419)	$(31,860)	$5,019,256	$74,944

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $5,603,871 and $5,359,567, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$390,719
Aggregate unrealized (depreciation) of investment securities	(628,562)
Net unrealized appreciation (depreciation) of investment securities	$(237,843)
Cost of investments for tax purposes is $30,607,482.

Invesco Strategic Income Fund

Invesco Unconstrained Bond Quarterly Schedule of Portfolio Holdings January 31, 2015

invesco.com/us	UCB-QTR-1 01/15	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2015

(Unaudited)

	Principal Amount	Value

Asset-Backed Securities–47.89%

Apidos CLO XIX (Cayman Islands), Series 2014-19A, Class C, Floating Rate Pass Through Ctfs., 3.50%, 10/17/26(b)(c)	$500,000	$497,850

Avenue CLO III Ltd., Series 2006-3A, Class B1L, Floating Rate Pass Through Ctfs., 1.91%, 07/20/18(b)(c)(d)	550,000	547,415

Banc of America Funding Trust, Series 2005-D, Class A1, Floating Rate Pass Through Ctfs., 2.63%, 05/25/35(c)	170,659	174,194

Banc of America Mortgage Trust, Series 2005-H, Class 2A1, Floating Rate Pass Through Ctfs., 2.71%, 09/25/35(c)	311,296	288,404

Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8, Class AJ, Pass Through Ctfs., 4.75%, 06/11/41	250,000	252,634

CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 1.57%, 12/15/16(b)(c)	200,000	200,688

Cerberus Onshore II CLO-2 LLC, Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 4.38%, 10/15/23(b)(c)	350,000	338,800

Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, Floating Rate Pass Through Ctfs., 1.57%, 06/15/33(b)(c)	300,000	300,554

Citigroup Mortgage Loan Trust Inc., Series 2005-3, Class 2A2A, Floating Rate Pass Through Ctfs., 2.56%, 08/25/35(c)	191,146	190,096

Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.51%, 10/25/35(c)	198,183	196,663

COMM Mortgage Trust, Series 2014-FL5, Class A, Floating Rate Pass Through Ctfs., 1.54%, 10/15/31(b)(c)	300,000	300,890

Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-10, Class 5A7, Pass Through Ctfs., 6.00%, 11/25/35	144,332	131,088

Series 2005-C3, Class AJ, Pass Through Ctfs., 4.77%, 07/15/37	183,000	184,144

Freddie Mac, Series 2014-DN4, Class M2, Floating Rate STACR® Debt Notes, 2.57%, 10/25/24(c)(e)	600,000	598,841

GMACM Mortgage Loan Trust, Series 2005-AR6, Class 4A1, Floating Rate Pass Through Ctfs., 4.94%, 11/19/35(c)	126,146	120,864

GSAA Home Equity Trust, Series 2005-11, Class 3A5, Floating Rate Pass Through Ctfs., 0.54%, 10/25/35(c)	250,000	226,198

GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, Floating Rate Pass Through Ctfs., 4.97%, 11/25/35(c)	257,055	249,827

	Principal Amount	Value

ING IM CLO Ltd. (Cayman Islands), Series 2012-1, Class A2R, Floating Rate Pass Through Ctfs., 2.09%, 03/14/22(b)(c)(d)	$500,000	$500,000

JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP6, Class AJ, Variable Rate Pass Through Ctfs., 5.57%, 04/15/43(c)	300,000	310,022

Series 2014-C20, Class B, Variable Rate Pass Through Ctfs., 4 .40%, 07/15/47(c)	300,000	329,152

JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, Floating Rate Pass Through Ctfs., 2.52%, 06/25/35(c)	345,811	328,278

Series 2007-A1, Class 5A5, Floating Rate Pass Through Ctfs., 2.56%, 07/25/35(c)	199,070	202,657

Series 2007-A1, Class 6A1, Floating Rate Pass Through Ctfs., 2.50%, 07/25/35(c)	170,829	169,558

Series 2007-A2, Class 4A2, Floating Rate Pass Through Ctfs., 4.97%, 04/25/37(c)	257,808	224,540

LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ, Pass Through Ctfs., 4.84%, 07/15/40	250,000	251,818

Series 2005-C7, Class AJ, Variable Rate Pass Through Ctfs., 5.32%, 11/15/40(c)	250,000	256,278

Merrill Lynch Mortgage Investors Trust, Series 2005-A5, Class A9, Floating Rate Pass Through Ctfs., 2.47%, 06/25/35(c)	202,222	197,594

Series 2005-A9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.52%, 12/25/35(c)	260,000	252,642

Morgan Stanley Capital I Trust, Series 2005-HQ6, Class AJ, Variable Rate Pass Through Ctfs., 5.07%, 08/13/42(c)	250,000	252,836

Octagon Investment Partners XVI Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 1.86%, 07/17/25(b)(c)	500,000	472,000

Octagon Investment Partners XXI Ltd. (Cayman Islands), Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 6.83%, 11/14/26(b)(c)	250,000	246,350

Starwood Retail Property Trust, Series 2014-STAR, Class B, Floating Rate Pass Through Ctfs., 1.82%, 11/15/27(b)(c)	250,000	251,760

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2, Floating Rate Pass Through Ctfs., 2.47%, 01/25/35(c)	377,966	368,094

Sudbury Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 2.46%, 01/17/26(b)(c)	500,000	491,200

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

	Principal Amount	Value

Symphony CLO XV Ltd. (Cayman Islands), Series 2014-15A, Class C, Floating Rate Pass Through Ctfs., 3.40%, 10/17/26(b)(c)	$500,000	$493,850

WaMu Mortgage Pass-Through Trust, Series 2006-AR14, Class 1A4, Floating Rate Pass Through Ctfs., 1.96%, 11/25/36(c)	124,545	110,186

Series 2007-HY1, Class 3A1, Floating Rate Pass Through Ctfs., 4.43%, 02/25/37(c)	287,626	263,399

Series 2007-HY2, Class 2A1, Floating Rate Pass Through Ctfs., 2.34%, 11/25/36(c)	294,170	259,185

Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 5.36%, 08/25/35(c)	276,085	278,098

Series 2005-AR16, Class 4A2, Floating Rate Pass Through Ctfs., 2.61%, 10/25/35(c)	286,596	288,183

Series 2006-2, Class 2A3, Pass Through Ctfs., 5.50%, 03/25/36	165,862	160,004

WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, Variable Rate Pass Through Ctfs., 4.20%, 11/15/47(c)	250,000	270,146

Total Asset-Backed Securities (Cost $11,969,492)		12,026,980

	Shares

Common Stocks–17.35%

Fixed Income Funds–17.35%

Invesco Floating Rate Fund, Class R6 (Cost $4,435,318)(f)	566,654	4,357,567

	Principal Amount

U.S. Dollar Denominated Bonds & Notes–16.46%

Apparel Retail–0.55%

Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(b)	$134,000	138,690

Casinos & Gaming–1.09%

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	129,000	136,740

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/21	131,000	135,585

		272,325

Construction Materials–0.58%

Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(b)	143,000	144,877

	Principal Amount	Value

Consumer Finance–1.34%

Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	$113,000	$134,752

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/24	63,000	66,107

Navient Corp., Sr. Unsec. Medium-Term Notes, 4.88%, 06/17/19	134,000	136,010

		336,869

Diversified Banks–5.02%

Bank of America Corp., Sr. Unsec. Medium-Term Notes, 4.88%, 04/01/44	225,000	265,671

Unsec. Sub. Medium-Term Notes, 4.25%, 10/22/26	125,000	129,903

Citigroup Inc., Sr. Unsec. Global Notes, 4.95%, 11/07/43	225,000	267,406

Industrial & Commercial Bank of China Ltd. (China), Jr. Unsec. Sub. Notes, 6.00% (b)(g)	200,000	207,377

JPMorgan Chase & Co., Sr. Unsec. Notes, 4.85%, 02/01/44	225,000	265,455

Unsec. Sub. Global Notes, 3.88%, 09/10/24	122,000	125,993

		1,261,805

Health Care Distributors–1.22%

McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/19	300,000	305,848

Homebuilding–1.05%

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	131,000	135,257

KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	130,000	129,350

		264,607

Investment Banking & Brokerage–1.53%

Goldman Sachs Group, Inc. (The), Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/44	225,000	256,856

Morgan Stanley, Series G, Unsec. Sub. Medium-Term Notes, 4.35%, 09/08/26	122,000	127,881

		384,737

Movies & Entertainment–2.07%

Viacom, Inc., Sr. Unsec. Global Notes, 3.88%, 04/01/24	500,000	519,303

Specialized Finance–0.56%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	133,000	140,980

Tires & Rubber–0.55%

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 8.25%, 08/15/20	129,000	138,353

Trading Companies & Distributors–0.60%

International Lease Finance Corp., Sr. Unsec. Notes, 8.25%, 12/15/20	123,000	151,290

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

	Principal Amount		Value

Wireless Telecommunication Services–0.30%

Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/18(b)		$64,000	$74,240

Total U.S. Dollar Denominated Bonds & Notes (Cost $4,013,384)			4,133,924

Non-U.S. Dollar Denominated Bonds & Notes–8.38%(h)

Diversified Banks–1.98%

Standard Chartered Bank (Singapore) Ltd. (United Kingdom), Sr. Unsec. Medium-Term Euro Notes, 7.28%, 06/05/19(b)	INR	31,200,000	498,001

Sovereign Debt–6.40%

Bundesrepublik Deutschland (Germany), Unsec. Euro Bonds, 0.50%, 04/15/30	EUR	322,880(i)	428,158

Mexican Bonos (Mexico), Series M, Unsec. Bonds, 8.00%, 12/07/23	MXN	5,000,000	398,645

Portugal Obrigacoes do Tesouro (Portugal), Unsec. Euro Bonds, 3.88%, 02/15/30(b)	EUR	630,000	780,850

			1,607,653

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,085,436)			2,105,654

	Principal Amount	Value

U.S. Treasury Bills–5.18%

U.S. Treasury Bills, 0.05%, 11/15/47 (Cost $1,299,850)(j)(k)	$1,300,000	$1,299,984

Municipal Obligations–0.79%

Puerto Rico (Commonwealth of) Government Development Bank; Series 2014 B-1A, Sr. RN, 7.75%, 06/30/15 (Cost $199,949) (b)	200,000	199,000

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.34%

Collateralized Mortgage Obligations–0.34%

Fannie Mae REMICs, 3.00%, 06/25/27, IO (Cost $87,286)	836,275	86,549

	Shares

Money Market Funds–7.51%

Liquid Assets Portfolio –Institutional Class (l)	943,694	943,694

Premier Portfolio –Institutional Class (l)	943,693	943,693

Total Money Market Funds (Cost $1,887,387)		1,887,387

TOTAL INVESTMENTS–103.90% (Cost $25,978,102)		26,097,045

OTHER ASSETS LESS LIABILITIES–(3.90)%		(980,610)

NET ASSETS–100.00%		$25,116,435

Investment Abbreviations:

CLO	—	Collateralized Loan Obligation	REMICs	—	Real Estate Investment Conduits

Ctfs.	—	Certificates	RN	—	Revenue Notes

EUR	—	Euro	Sec.	—	Secured

Gtd.	—	Guaranteed	Sr.	—	Senior

INR	—	Indian Rupee	STACR®	—	Structured Agency Credit Risk

IO	—	Interest Only	Sub.	—	Subordinated

Jr.	—	Junior	Unsec.	—	Unsecured

MXN	—	Mexican Peso

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2015 was $6,819,649, which represented 27.15% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2015.

(d)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1D.

Counterparty	Reverse Repurchase Agreements	Value of Non-Cash Collateral Pledged*	Net Amount

Royal Bank of Canada	$893,836	$(893,836)	$—

*Amount excludes excess collateral pledged.

(e)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.

(f)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security at January 31, 2015 represented 17.35% of the Fund’s Net Assets. See Note 4.

(g)	Perpetual bond with no specified maturity date.

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

Notes to Schedule of Investments (Continued):

(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(i)	Principal amount of security and interest payments are adjusted for inflation.

(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(k)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Notes 1G, 1I and 3.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Unconstrained Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2015

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Invesco Unconstrained Bond Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Reverse Repurchase Agreements – The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Unconstrained Bond Fund

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
H.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period for American style or on expiration date for European style so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco Unconstrained Bond Fund

I.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Invesco Unconstrained Bond Fund

I.	Swap Agreements – (continued)

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2015 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

J.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

L.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco Unconstrained Bond Fund

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$6,244,954	$—	$—	$6,244,954
U.S. Treasury Securities	—	1,299,984	—	1,299,984
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	86,549	—	86,549
Asset-Backed Securities	—	12,026,980	—	12,026,980
Corporate Debt Securities	—	4,133,924	—	4,133,924
Foreign Debt Securities	—	498,001	—	498,001
Foreign Sovereign Debt Securities	—	1,607,653	—	1,607,653
Municipal Obligations	—	199,000	—	199,000
	6,244,954	19,852,091	—	26,097,045
Forward Foreign Currency Contracts*	—	94,213	—	94,213
Futures Contracts*	(198,275)	—	—	(198,275)
Swap Agreements*	—	7,618	—	7,618
Total Investments	$6,046,679	$19,953,922	$—	$26,000,601

* Unrealized appreciation (depreciation).

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2015:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Credit Risk:
Swap Agreements (a)	$ —	$ (17,804)
Currency Risk:
Forward Foreign Currency Contracts	122,449	(28,236)
Interest Rate Risk:
Futures Contracts (b)	1,560	(199,835)
Swap Agreements (a)	55,998	(57,531)
Market Risk:
Swap Agreements	26,955	—
Total	$ 206,962	$ (303,406)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements.

(b)	Includes cumulative appreciation (depreciation) of futures contracts.

Invesco Unconstrained Bond Fund

Effect of Derivative Investments for the three months ended January 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options	Swap Agreements
Realized Gain (Loss):
Credit Risk	$ —	$ —	$ —	$ 9,772
Currency Risk	51,456	—	25,658	—
Interest Rate Risk	—	(48,531)	—	(13,239)
Market Risk	—	—	—	(21,159)
Change in Unrealized Appreciation (Depreciation):
Credit Risk	—	—	—	(18,166)
Currency Risk	70,971	—	—	—
Interest Rate Risk	—	(213,414)	—	(1,533)
Market Risk	—	—	—	25,043
Total	$ 122,427	$ (261,945)	$ 25,658	$ (19,282)

The table below summarizes the three month average notional value of forward foreign currency contracts, futures contracts and swap agreements, the one month average notional value of options written and the two month average notional value of options purchased outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Written	Options Purchased	Swap Agreements
Average notional value	$2,340,195	$22,002,188	EUR 1,955,000	EUR 2,244,500	$16,963,682

Currency Abbreviations:

EUR — Euro

Open Forward Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
02/17/15	Citigroup Global Markets Inc.	EUR	1,661,214	USD	1,961,688	$1,877,397	$84,291
02/17/15	Citigroup Global Markets Inc.	JPY	22,214,762	USD	192,723	189,212	3,511
02/17/15	Citigroup Global Markets Inc.	SGD	636,633	USD	493,594	470,405	23,189
02/17/15	Citigroup Global Markets Inc.	USD	593,303	EUR	500,000	565,067	(28,236)
04/06/15	Citigroup Global Markets Inc.	MXN	6,005,681	USD	403,804	398,933	4,871
04/15/15	Goldman Sachs & Co.	MYR	1,789,000	USD	495,215	488,684	6,531
05/04/15	Citigroup Global Markets Inc.	NZD	47,500	USD	34,299	34,243	56
Total Forward Foreign Currency Contracts—Currency Risk							$94,213

Currency Abbreviations:
EUR — Euro	NZD — New Zealand Dollar

JPY — Japanese Yen	SGD — Singapore Dollar

MXN — Mexican New Peso	USD — U.S. Dollar

MYR — Malaysian Ringgit

Invesco Unconstrained Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Short	7	March–2015	$(1,538,359)	$(5,702)
U.S. Treasury 5 Year Notes	Short	10	March–2015	(1,213,438)	(23,334)
U.S. Treasury 10 Year Notes	Short	17	March–2015	(2,224,875)	(77,786)
U.S. Treasury Ultra Bonds	Short	6	March–2015	(1,073,625)	(93,013)
U.S. Treasury 30 Year Bonds	Long	1	March–2015	151,281	1,560
Total Futures Contracts—Interest Rate Risk					$(198,275)

Options Transactions During the Period
	Put Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	1,700	8,932
Closed	(1,700)	(8,932)
End of period	—	$—

Open Centrally Cleared Credit Default Swap Agreements—Credit Risk
Counterparty/ Clearinghouse	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA)/CME	Markit CDX North America Investment Grade Index–Series 23	Sell	5.00%	12/20/19	3.68%	$ 1,250,000	$ 85,400	$ (16,471)

Abbreviations:

CME — Chicago Mercantile Exchange

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Goldman Sachs International	McKesson Corp.	Buy	(1.00)%	03/20/19	0.16%	$ (300,000)	$ (10,128)	$(170)
Goldman Sachs International	Viacom Inc.	Buy	(1.00)	06/20/24	0.97%	(500,000)	83	(1,163)
Total Credit Default Swap Agreements—Credit Risk							$ (10,045)	$(1,333)

(a)	Implied credit spreads represent the current level as of January 31, 2015, at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Invesco Unconstrained Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/Clearinghouse	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA)/CME	Receive	6 Month EURIBOR	1.00%	01/30/30	EUR	(205,000)	$(1,365)
Credit Suisse Securities (USA)/CME	Receive	6 Month EURIBOR	1.04	01/23/30	EUR	(740,000)	(9,420)
Credit Suisse Securities (USA)/CME	Receive	3 Month USD LIBOR	2.47	11/17/24	USD	(440,000)	(27,116)
Credit Suisse Securities (USA)/CME	Receive	3 Month USD LIBOR	2.51	11/10/24	USD	(300,000)	(19,630)
Total Interest Rate Swap Agreements—Interest Rate Risk							$(57,531)

Abbreviations:

CME	—	Chicago Mercantile Exchange	LIBOR	—	London Interbank Offered Rate

EURIBOR	—	Euro Interbank Offered Rate	USD	—	U.S. Dollar

Open Over-The-Counter Interest Rate Swap Agreements
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation
Deutsche Bank AG	Pay	3 Month NZD BBR	3.90%	11/07/16	NZD	5,000,000	$20,732
Deutsche Bank AG	Pay	3 Month NZD BBR	3.95	11/14/16	NZD	4,200,000	20,355
J.P. Morgan Chase Bank, N.A.	Pay	Sinacofi Chile Interbank Rate Average	3.07	01/16/18	CLP	1,350,000,000	3,351
J.P. Morgan Chase Bank, N.A.	Pay	Sinacofi Chile Interbank Rate Average	3.63	01/13/20	CLP	850,000,000	11,560
Total Interest Rate Swap Agreements—Interest Rate Risk							$55,998

Abbreviations:

BBR	—	Bank Bill Rate	NZD	—	New Zealand Dollar

CLP	—	Chilean Peso

Open Over-The-Counter Total Return Swap Agreements
Description	Type of Contract	Counterparty	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Receive a return equal to the S&P U.S. Leveraged Loan Index and pay a floating rate equal to the 3 Month USD LIBOR.	Long	Goldman Sachs International	5,000	03/20/15	$ 500,000	$8,917
Receive a return equal to the S&P U.S. Leveraged Loan Index and pay a floating rate equal to the 3 Month USD LIBOR.	Long	Morgan Stanley & Co. International PLC	12,500	03/20/15	1,250,000	18,038
Total Swap Agreements—Market Risk						$26,955

Abbreviations:
LIBOR — London Interbank Offered Rate	USD — U.S. Dollar

Invesco Unconstrained Bond Fund

NOTE 4 -- Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the three months ended January 31, 2015.

	Value 10/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 01/31/15	Dividend Income
Invesco Floating Rate Fund	$5,659,672	$70,890	$ (1,250,000)	$(100,105)	$ (22,890)	$4,357,567	$71,141

NOTE 5 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2015 was $10,041,012 and $2,663,939, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$278,475
Aggregate unrealized (depreciation) of investment securities	(159,923)
Net unrealized appreciation of investment securities	$118,552
Cost of investments for tax purposes is $25,978,493.

Invesco Unconstrained Bond Fund

Item 2.	Controls and Procedures.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	April 1, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	April 1, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	April 1, 2015

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.